As Filed with the Securities and Exchange Commission on June 26, 2018

REGISTRATION NO. 033-41628

811-05846

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-4

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

Post-Effective Amendment No 42

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Amendment No. 138

DELAWARE LIFE VARIABLE ACCOUNT F

(Exact Name of Registrant)

DELAWARE LIFE INSURANCE COMPANY

(Name of Depositor)

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Address of Depositor’s Principal Executive Offices)

Depositor’s Telephone Number: (844) 448-3519

Michael S. Bloom, Senior Vice President and General Counsel

Delaware Life Insurance Company

1601 Trapelo Road, Suite 30

Waltham, Massachusetts 02451

(Name and Address of Agent for Service)

It is proposed that this filing will become effective (check appropriate box)

☒	immediately upon filing pursuant to paragraph (b) of Rule 485
☐	on (date) pursuant to paragraph (b) of Rule 485
☐	60 days after filing pursuant to paragraph (a)(1) of Rule 485
☐	on (date) pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

☐	this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered: Flexible Premium Deferred Variable Annuity Contracts.

No filing fee is due because an indefinite amount of securities is deemed to have been registered in reliance on Section 24(f) of the Investment Company Act of 1940.

PART A

JUNE 26, 2018

REGATTA GOLD PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates are no longer for sale.

You may choose among a number of variable investment options and, when available, fixed interest options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS® Variable Insurance Trust and MFS® Variable Insurance Trust II (the “Funds”):

Large-Cap Equity Funds

MFS® Blended Research® Core Equity Portfolio, Initial Class

MFS® Core Equity Portfolio, Initial Class

MFS® Growth Series, Initial Class

MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class

MFS® Value Series, Initial Class

Mid-Cap Equity Fund

MFS® Mid Cap Growth Series, Initial Class

Small-Cap Equity Fund

MFS® New Discovery Series, Initial Class

International/Global Equity Funds

MFS® Global Growth Portfolio, Initial Class

MFS® Global Research Portfolio, Initial Class

MFS® International Growth Portfolio, Initial Class

MFS® International Value Portfolio, Initial Class

MFS® Research International Portfolio, Initial Class

Emerging Markets Equity Fund

MFS® Emerging Markets Equity Portfolio, Initial Class

Specialty/Sector Funds

MFS® Technology Portfolio, Initial Class

MFS® Utilities Series, Initial Class

Asset Allocation Fund

MFS® Total Return Series, Initial Class

Global Asset Allocation Fund

MFS® Global Tactical Allocation Portfolio, Initial Class2

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Initial Class1

Intermediate-Term Bond Funds

MFS® Corporate Bond Portfolio, Initial Class

MFS® Government Securities Portfolio, Initial Class

Multi-Sector Bond Fund

MFS® Strategic Income Portfolio, Initial Class

High Yield Bond Fund

MFS® High Yield Portfolio, Initial Class

World Bond Fund

MFS® Global Governments Portfolio, Initial Class

[1]	There is no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may possibly become low and possibly negative.
[2]	This Fund employs a managed volatility strategy.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trusts.

We have filed a Statement of Additional Information dated June 26, 2018 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 48 of this Prospectus. You may obtain a copy without charge by writing to us at our Service Address or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Trust prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

Overnight Mailing Service Address:	Delaware Life Insurance Company Mail Zone 581 5801 S.W. 6th Avenue Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Regatta Gold provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $5,000 or more ($10,000 or more if you live in California, Maryland, or Texas), and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $1 million or, if the Purchase Payment would cause your Account Value to exceed $1 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II, open-end management investment companies registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trusts. The investment returns on the Funds are not guaranteed. You can make or lose money. You may also transfer among the Funds and, if available, the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

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Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $30 or 2% of your Account Value. After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value. During the Income Phase, the annual Account Fee is $30. We will not charge the annual Account Fee if your Account Value had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year. However, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date. If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract (“Surrender Value”). If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), or (4) subject to certain limitations, your total Purchase Payments minus withdrawals, plus interest accrued on each payment and each withdrawal at 5% per year.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this “free withdrawal amount” equals 10% of all Purchase Payments made during the last seven Account Years (including the current Account Year), plus all Purchase Payments we have held for at least seven Account Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

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Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in Good Order. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Delaware Life Insurance Company

P.O. Box 758581

Topeka, KS 66675-8581

Toll Free (877) 253-2323

www.delawarelife.com/contact-us/

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FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	6%	[1]

Number of Complete Account Years Since Purchase Payment has been in the Account	0 - 1	2 - 3	4 - 5	6	7 or more

Withdrawal Charge	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15[2]

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)

Mortality and Expense Risk Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2017.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.46%	1.53%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2017, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]	A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[2]	Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See “Transfer Privilege.”)

[3]	The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we may deduct premium taxes from Certificate Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The current Annual Account Fee is equal to the lesser of $30 or 2% of your Account Value. The Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account for the applicable Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See “Account Fee.”)

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $30,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$858	$1,316	$1,832	$3,381

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$306	$936	$1,591	$3,381

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$306	$936	$1,591	$3,381

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contract.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract on a group basis in connection with retirement plans. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

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In this Prospectus, unless we state otherwise, we refer to participating individuals under Group Contracts as “Participants” and we address Participants as “you”; we use the term “Contracts” to include Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under the Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning.

•	It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•	It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a death benefit if the Annuitant dies during the Accumulation Phase.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all others as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or communicate with us in writing or by telephone. All materials sent to us, including Purchase Payments, must be sent to us at our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

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Electronic Account Information

During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December  12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund of the MFS® Variable Insurance Trust or the MFS® Variable Insurance Trust II. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by a Fund with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

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VARIABLE ACCOUNT OPTIONS: THE TRUSTS

The MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II (the “Trusts”) are open-end management investment companies registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trusts.

The Trusts are composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trusts are issued in a number of investment options (each, a “Fund”), each corresponding to one of the portfolios. The Contracts provide for investment by the Sub-Accounts in shares of the Funds of the Trusts. Additional portfolios may be added to the Trusts which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS® for its services pursuant to investment advisory agreements. MFS® also serves as investment adviser to each of the funds in the MFS Family of Funds®, and to certain other investment companies established by MFS®. MFS® and its predecessor organizations have a history of money management dating from 1924. MFS® operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS®. We undertake no obligation in this regard.

MFS® may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trusts may also offer their shares to other registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trusts. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and each Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information about the Trusts and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectuses. You should read the Trust prospectuses carefully before investing. The Statement of Additional Information for each of the Trusts is available on our website, www.delawarelife.com, or by calling us at (877) 253-2323.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund

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no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Period(s) from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted.

Any of your Account Value held in a Guarantee Period will not be affected by our closing the Guarantee Period to new amounts. At the end of that Guarantee Period, unless you instruct us otherwise, we will automatically renew your Guarantee Period allocation into a new Guarantee Period of the same duration as the last Guarantee Period. (See “Renewals” under “Fixed Account Value.”)

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Guaranteed Interest Rates

We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or the Annuitant dies before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $5,000 ($10,000 if you live in California, Maryland or Texas), and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our approval in advance, we will not accept a Purchase Payment if your Account Value is over $1 million, or if the Purchase Payment would cause your Account Value to exceed $1 million. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase.

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Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under the headings “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close of trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per

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share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charge (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. Guarantee Periods may not always be available for allocation. (See “Fixed Account Options: The Guarantee Periods.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

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If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to or from Guarantee Periods;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”)

We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described under “Withdrawals, Withdrawal Charges and Market Value Adjustment.” Under current law there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.

If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying

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information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers”), exceed the maximum fee per transfer presented in the table of “Fees and Expenses”.

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restrict your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

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If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.

We will provide you written notification of any restrictions imposed.

We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. The short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, the short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

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Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.”

We reserve the right to terminate each of these programs. You may terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.

Dollar-Cost Averaging

You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

Dollar-cost averaging allows you to invest gradually over time. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned. If you elected to participate in dollar-cost averaging when you purchased your Contract, then all future Purchase Payments will be allocated to dollar-cost averaging, unless you specify otherwise.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program.

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No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are “static” programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions, or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date. Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

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You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

Under the Secured Future Program, at issue, we divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your initial Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Secured Future Program is subject to availability. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is no longer being offered. (See “The Fixed Account Options: The Guarantee Periods.”)

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “TAX CONSIDERATIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

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Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or Market Value Adjustment and then reduce the value of your Account by the amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

Partial withdrawals may affect the death benefit amount. (See “Amount of Death Benefit.”)

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•	when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	if mandated by applicable law.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax-Sheltered Annuities” under “TAX CONSIDERATIONS.”)

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

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Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

If you purchased your Contract before November 1994, or if your state does not permit our current withdrawal charge, we use the Alternate Withdrawal Charge. (See “Alternate Withdrawal Charge.”)

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

We may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last seven Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last seven Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last seven Account Years as “Old Payments.”

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you have made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

•	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

•	$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

•	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

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Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Purchase Payment, but not the year in which you withdraw it. Each Purchase Payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Purchase Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that Purchase Payment along with any other Purchase Payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 5%. The withdrawal charge decreases according to the number of Account Years the Purchase Payment has been in your Account. The declining withdrawal charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0 - 1	6%
2 - 3	5%
4 - 5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in “Free Withdrawal Amount” above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Alternate Withdrawal Charge

If you purchased your Contract before November 1994, or if your state does not permit the withdrawal charge described above, we will impose the withdrawal charge as follows:

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we will call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last seven Account Years that you have not previously withdrawn. The Annual Withdrawal Allowance is not cumulative; any portion of the Annual Withdrawal Allowance that you do not use in an Account Year will not be carried forward or available for use in future years.

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For convenience, we refer to Purchase Payments made during the last seven Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last seven Account Years as “Old Payments.” Your Account Value minus New Payments and Old Payments is called “accumulated value.”

Order of Withdrawal

When you make a withdrawal, we consider the oldest Payment that you have not already withdrawn to be withdrawn first, then the next oldest, and so forth. Once all Old Payments and New Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Purchase Payment, but not the year in which you withdraw it. Each Purchase Payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Purchase Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that Purchase Payment along with any other Purchase Payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 5%. The withdrawal charge decreases according to the number of Account Years the Purchase Payment has been in your Account. The declining withdrawal charge scale is as follows:

Number of Account Years Purchase Payment has been in your Account	Withdrawal Charge
0 - 1	6%
2 - 3	5%
4 - 5	4%
6	3%
7 or more	0%

For additional examples of how we calculate the Alternate Withdrawal Charge, see Appendix B. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since we issued your Contract; and

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

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An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

Other Withdrawals

We do not impose the withdrawal charge:

•	on amounts you apply to provide an annuity;

•	on amounts we pay as a death benefit;

•	amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as a part of an optional program.

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

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We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J

where:

	I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

	J	is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer; and

	N	is the number of complete months remaining in your Guarantee Period.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account Value an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of (a) $30 and (b) 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of (a) $50 and (b) 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge you the annual Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we will deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we will deduct an annual Account Fee of $30 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

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Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Annuitant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund of the Trust. These fees and expenses are described in the relevant Fund’s prospectus and related Statement of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

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Modification in the Case of Group Contracts

We may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If the Annuitant dies during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected - a single cash payment or one of our Annuity Options. (If you have named more than one Annuitant, the death benefit will be payable after the death of the last surviving Annuitant.) If the Beneficiary is not living on your date of death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if the Annuitant dies during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive proof of the Annuitant’s death in an acceptable form (“Due Proof of Death”) if you have elected a death benefit payment method before the Annuitant’s death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive either the Beneficiary’s election of payment method, or if the Beneficiary is the Annuitant’s spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If the Annuitant was 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)	your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date; and

(4)	your total Purchase Payments minus the sum of partial withdrawals; interest will accrue daily on each Purchase Payment and each partial withdrawal at a rate equivalent to a rate of 5% per year until the first day of the month following the Annuitant’s 80th birthday. No such accumulation will apply to a Purchase Payment or partial withdrawal once that Purchase Payment or partial withdrawal has, as a result of such accumulation, grown to double its original amount.

If the Annuitant was 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If the death benefit we pay is amount (2), (3) or (4), your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account Options.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit. Please refer to “Required Minimum Distribution Requirements” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before choosing a death benefit.

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Spousal Continuance

If your spouse is your Beneficiary, upon your death (if you are the Annuitant) your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the death benefit provisions of the Contract will not apply until the death of your spouse (see “Other Contract Provisions - Death of Participant”).

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of the Annuitant’s death, the Beneficiary may elect either a single cash payment or an annuity. If you were the Annuitant and the Beneficiary is your spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option. (See “The Income Phase - Annuity Provisions.”) Neither you nor the Beneficiary may exercise rights that would adversely affect the treatment of the Contract as an annuity contract under the Internal Revenue Code. (See “Other Contract Provisions - Death of Participant.”)

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within seven days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person’s death:

•	an original certified copy of an official death certificate;

•	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof we find satisfactory.

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THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”)

Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.”

Under a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

•	The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“maximum Annuity Commencement Date”) or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum

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distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both, except that Option E is available only for a Fixed Annuity. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

Annuity Option B - Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate in effect; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate in effect. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Annuity Option E - Fixed Payments

We hold the portion of your Adjusted Account Value selected for this option at interest, and make fixed payments in such amounts and at such times as you and we may agree. We continue making payments until the amount we hold is exhausted. The final payment will be for the remaining balance and may be less than the previous installments. We will credit interest yearly on the amount remaining unpaid at a rate we determine from time to time, but never less than 3% per year (or a higher rate if specified in your Contract) compounded annually. We may change the rate at any time, but will not reduce it more frequently than once each calendar year. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not

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received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of payments will vary, while under a Fixed Annuity, the dollar amount of annuity payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your adjusted Account Value applied to a Variable Annuity and the “annuity payment rates” in your Contract, which are generally based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

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Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable annuity payment rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units from one Sub-Account to another, you should carefully review the relevant Fund prospectus for the investment objectives and risk disclosure of the Fund in which the Sub-Accounts invest.

During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments. (See “Account Fee” under “Contract Charges.”)

Annuity Payment Rates

The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Other Contract Provisions - Modification.”)

The annuity payment rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Options A, B and C is the 1983 Individual Annuitant Mortality Table.

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Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of the Annuitant’s death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Annuitant. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract.

A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Death of Participant

If your Contract is a Non-Qualified Contract and you die prior to the Annuitant and before the Annuity Commencement Date, special distribution rules apply. In that case, your Account Value, plus or minus any Market Value Adjustment, must be distributed to your “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, either (1) as a lump sum within 5 years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the designated beneficiary, with payments beginning no later than one year after your death.

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The person you have named as Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may elect to continue the Contract in his or her own name as Participant. If you were the Annuitant as well as the Participant, your surviving spouse (if the designated beneficiary) may elect to be named as both Participant and Annuitant and continue the Contract; in that case, we will not pay a death benefit and the Account Value will not be increased to reflect the death benefit calculation. In all other cases where you are the Annuitant, the death benefit provisions of the Contract control, subject to the condition that any Annuity Option elected complies with the special distribution requirements described above.

If your spouse elects to continue the Contract (either in the case where you are the Annuitant or in the case where you are not the Annuitant), your spouse must give us written notification within 60 days after we receive Due Proof of Death, and the special distribution rules described above will apply on the death of your spouse.

If you are the Annuitant and you die during the Income Phase, the remaining value of the Annuity Option in place must be distributed at least as rapidly as the method of distribution under the option.

If the Participant is not a natural person, these distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

If yours is a Qualified Contract, any distributions upon your death will be subject to the laws and regulations governing the particular retirement or deferred compensation plan in connection with which the Qualified Contract was issued.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received

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from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, and annual contract fees assessed.

We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds of the Trust may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

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Modification

Upon notice to the Owner and Participant(s), (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fees, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within seven days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

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TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan, pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

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Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a non-taxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a contract owner are not life insurance benefits and will generally be includable in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

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Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59 1⁄2, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain

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circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59 1⁄2, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;

•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;

•	costs related to the purchase of your principal residence (not including mortgage payments);

•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;

•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or

•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies.

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The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuities with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution, or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution,

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unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Required Minimum Distribution Requirements

If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2 or, for non-IRAs, the date of retirement instead of age 70 1⁄2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

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The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. You should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

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Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

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The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Considerations” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S.-source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, “Withholding” and “Non-Qualified Contracts”. You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We have engaged se2, llc (“se²”), a leading third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by se² include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se² is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

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DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products

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which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2015, 2016, and 2017, approximately $2,159,205, $1,846,452, and $1,742,121, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

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In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in this Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2017 are also included in the Statement of Additional Information.

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APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Annuitant during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

*ANNUITANT: The person or persons named in the Application and on whose life the first annuity payment is to be made. In a Non-Qualified Contract, if you name someone other than yourself as Annuitant, you may also name a co-annuitant. If you do, all provisions of the Contract based on the death of the Annuitant will be based on the date of death of the last surviving of the persons named. By example, if the Annuitant dies prior to the Annuity Commencement Date, the co-annuitant will become the new annuitant. The death benefit will become due only on the death before the Annuity Commencement Date of the last surviving annuitant and co-annuitant named. These persons are referred to collectively in the Contract as “Annuitants.” If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

*ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract.

*BENEFICIARY: The person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who is the “designated beneficiary” for purposes of Section 72(s) of the Internal Revenue Code.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US”): Delaware Life Insurance Company.

49

CONTRACT DATE: The date on which we issue your Contract. This is called the “Issue Date” in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before the Annuitant’s death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

OWNER: The person, persons or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

50

*PARTICIPANT: The person named in the Certificate who is entitled to exercise all rights and privileges of ownership under the Certificate, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Annuitant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERVICE ADDRESS: P.O. Box 758581 Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Funds.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

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APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Part 1: Variable Account (The Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation for Certificates with Date of Coverage on or After November 1, 1994 Which Contain the Cumulative Withdrawal Provision:

Full Surrender:

Assume a Purchase Payment of $40,000 is made on the Date of Coverage, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full surrender of the Participant’s Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount		Purchase Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$4,000	(a)	$37,000	6.00%	$2,220
(b)	3	$52,000	$12,000	(b)	$40,000	5.00%	$2,000
(c)	7	$80,000	$28,000	(c)	$40,000	3.00%	$1,200
(d)	9	$98,000	$68,000	(d)	$40,000	0.00%	$0

(a)	The free withdrawal amount during an Account Year is equal to 10% of new payments (those payments made in current Account Year or in the six immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current Account Year is carried forward into future years. In the first Account Year 10% of new payments is $4,000. Therefore, on full surrender $4,000 is withdrawn free of the withdrawal charge and the Purchase Payment liquidated is $37,000 (Account Value less free withdrawal amount). The withdrawal charge amount is determined by applying the withdrawal charge percentage to the Purchase Payment withdrawn.

(b)	In Account Year 3, the free withdrawal amount is equal to $12,000 ($4,000 for the current Account Year, plus an additional $8,000 for Account Years 1 and 2 because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the Purchase Payment withdrawn (Account Value less free withdrawal amount).

(c)	In Account Year 7, the free withdrawal amount is equal to $28,000 ($4,000 for the current Account Year, plus an additional $24,000 for Account Years 1 through 6, $4,000 for each Account Year because no partial withdrawals were taken and the unused free withdrawal amount is carried forward into future Account Years). The withdrawal charge percentage is applied to the Purchase Payment withdrawn (Account Value less free withdrawal amount, but not greater than actual Purchase Payments).

(d)	In Account Year 9, the free withdrawal amount is $68,000, calculated as follows: There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

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Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is deposited at issue, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of 3 partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	Purchase Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$9,000	$20,000	$0	4.00%	$0
(b)	$56,000	$12,000	$11,000	$1,000	4.00%	$40
(c)	$40,000	$15,000	$0	$15,000	4.00%	$600

(a)	The free withdrawal amount during an Account Year is equal to 10% of New Payments (those payments made in current account year or in the six immediately preceding Account Years) less any prior partial withdrawals in that Account Year. Any portion of the free withdrawal amount that is not used in the current account year is carried forward into future years. In Account Year 5, the free withdrawal amount is equal to $20,000 ($4,000 for the current Account Year, plus an additional $16,000 for Account Years 1 through 4, $4,000 for each Account Year because no partial withdrawals were taken). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no Purchase Payments are withdrawn and no withdrawal charge applies.

(b)	Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount, and then will withdraw Purchase Payments of $1,000, incurring a withdrawal charge of $40.

(c)	The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in Purchase Payments being withdrawn and will incur a withdrawal charge. At the beginning of the next Account Year, 10% of Purchase Payments would be available for withdrawal requests during that Account Year.

Withdrawal Charge Calculation for Certificates with Date of Coverage Before November 1, 1994 and Certificates Issued After That Date Which Do Not Contain the Cumulative Withdrawal Provision.

This example assumes that the date of the full surrender or partial withdrawal is during the 9th Account Year.

1	2	3	4	5	6
1	$1,000	$1,000	$0	0%	$0
2	$1,200	$1,200	$0	0%	$0
3	$1,400	$1,280	$120	3%	$3.60
4	$1,600	$0	$1,600	4%	$64.00
5	$1,800	$0	$1,800	4%	$72.00
6	$2,000	$0	$2,000	5%	$100.00
7	$2,000	$0	$2,000	5%	$100.00
8	$2,000	$0	$2,000	6%	$120.00
9	$2,000	$0	$2,000	6%	$120.00

	$15,000	$3,480	$11,520		$579.60

Explanation of Columns in Table

Columns 1 and 2:

Represent Purchase Payments (“Payments”) and amounts of Payments. Each Payment was made on the first day of each Account Year.

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Column 3:

Represents the amounts that may be withdrawn without the imposition of withdrawal charges, as follows:

(a)	Payments 1 and 2, $1,000 and $1,200, respectively, have been credited to the Certificate for more than 7 years.

(b)	$1,280 of Payment 3 represents 10% of Payments that have been credited to the Certificate for less than 7 years. The 10% amount is applied to the oldest unliquidated Payment, then the next oldest and so forth.

Column 4:

Represents the amount of each Payment that is subject to a withdrawal charge. It is determined by subtracting the amount in Column 3 from the Payment in Column 2.

Column 5:

Represents the withdrawal charge percentages imposed on the amounts in Column 4.

Column 6:

Represents the withdrawal charge imposed on each Payment. It is determined by multiplying the amount in Column 4 by the percentage in Column 5.

For example, the withdrawal charge imposed on Payment 8

=	Payment 8, Column 4 x Payment 8, Column 5

=	$2,000 x 6%

=	$120

Full Surrender:

The total of Column 6, $579.60, represents the total amount of withdrawal charges imposed on Payments in this example.

Partial Withdrawal:

The sum of amounts in Column 6 for as many Payments as are liquidated reflects the withdrawal charges imposed in the case of a partial withdrawal.

For example, if $7,000 of Payments (Payments 1, 2, 3, 4 and 5) were withdrawn, the amount of the withdrawal charges imposed would be the sum of amounts in Column 6 for Payments 1, 2, 3, 4 and 5, which is $139.60.

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Part 2 - Fixed Account - Examples of the Market Value Adjustment (MVA)

The MVA factor is:

(1 + I	)	N/12	- 1
1 + J

These examples assume the following:

•	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06 (l).

•	The date of surrender is 2 years from the Expiration Date (N = 24).

•	The value of the Guarantee Amount on the date of surrender is $11,910.16.

•	The interest earned in the current Account Year is $674.16.

•	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

•	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05.

The MVA factor =	(1 + I )	N/12	- 1
	1 + J

=	(1 + .06)	24/12	- 1
	1 + .05

=	(1.010)	[2]	- 1
=	1.019 - 1
=	.019

The value of the Guarantee Amount less interested credited to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

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APPENDIX C - CONDENSED FINANCIAL INFORMATION

The following information for REGATTA GOLD should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Corporate Bond Portfolio	22.9579	24.0872	800,149	2017
	21.9028	22.9579	881,714	2016
	22.2793	21.9028	1,018,732	2015
	21.3571	22.2793	1,121,895	2014
	21.7157	21.3571	1,200,584	2013
	19.7832	21.7157	1,510,789	2012
	18.8121	19.7832	1,565,690	2011
	17.2072	18.8121	1,672,082	2010
	13.6359	17.2072	1,701,157	2009
	15.4552	13.6359	1,614,161	2008

MFS® Core Equity Portfolio	28.3673	34.9220	898,649	2017
	25.8264	28.3673	1,058,700	2016
	26.2426	25.8264	1,200,476	2015
	23.8915	26.2426	1,349,137	2014
	17.9953	23.8915	1,503,199	2013
	15.6692	17.9953	1,636,855	2012
	16.0387	15.6692	1.835,472	2011
	13.8744	16.0387	2,058,859	2010
	10.5987	13.8744	2,354,246	2009
	17.5124	10.5987	2,796,503	2008

MFS® Growth Series	44.8975	58.1848	1,130,635	2017
	44.4404	44.8975	1,280,904	2016
	41.8956	44.4404	1,448,242	2015
	38.9941	41.8956	1,617,738	2014
	28.8923	38.9941	1,800,827	2013
	24.9498	28.8923	2,041,183	2012
	25.4132	24.9498	2,347,557	2011
	22.2503	25.4132	2,618,877	2010
	16.3805	22.2503	3,005,702	2009
	26.5064	16.3805	3,441,742	2008

MFS® Emerging Markets Equity Portfolio	23.8128	32.3979	218,784	2017
	22.0783	23.8128	240,856	2016
	25.7011	22.0783	279,144	2015
	27.9397	25.7011	321,063	2014
	29.8883	27.9397	400,655	2013
	25.4726	29.8883	448,453	2012
	31.7038	25.4726	528,076	2011
	25.9779	31.7038	626,168	2010
	15.6253	25.9779	671,941	2009
	35.2833	15.6253	709,307	2008

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Global Governments Portfolio	21.4403	22.6231	189,766	2017
	21.6744	21.4403	223,178	2016
	22.8117	21.6744	249,860	2015
	22.9637	22.8117	287,970	2014
	24.5776	22.9637	354,976	2013
	27.7647	24.5776	435,395	2012
	23.6760	27.7647	491,345	2011
	22.9488	23.6760	550,251	2010
	22.3616	22.9488	614,603	2009
	20.5372	22.3616	714,156	2008

MFS® Global Growth Portfolio	41.9127	54.6198	522,026	2017
	40.0675	41.9127	597,117	2016
	41.2638	40.0675	672,350	2015
	40.1105	41.2638	755,545	2014
	33.5420	40.1105	853,959	2013
	28.4106	33.5420	991,565	2012
	30.7722	28.4106	1,154,321	2011
	27.9081	30.7722	1,349,039	2010
	20.2403	27.9081	1,561,749	2009
	33.6110	20.2403	1,814,137	2008

MFS® Global Research Portfolio	34.8294	43.1136	1,363,473	2017
	33.4953	34.8294	1,559,356	2016
	34.2430	33.4953	1,750,138	2015
	33.9096	34.2430	1,967,804	2014
	27.7288	33.9096	2,239,601	2013
	24.0718	27.7288	2,555,305	2012
	26.1691	24.0718	2,951,963	2011
	23.5528	26.1691	3,330,374	2010
	18.0325	23.5528	3,852,702	2009
	28.7650	18.0325	4,554,541	2008

MFS® Global Tactical Allocation Portfolio	36.0688	39.4246	693,467	2017
	34.4258	36.0688	792,617	2016
	35.7040	34.4258	888,587	2015
	34.6578	35.7040	1,003,974	2014
	32.2897	34.6578	1,125,068	2013
	29.8872	32.2897	1,197,513	2012
	29.8428	29.8872	1,414,610	2011
	28.6751	29.8428	1,613,041	2010
	25.2490	28.6751	1,816,836	2009
	30.2719	25.2490	2,132,079	2008

MFS® Government Securities Portfolio	24.9222	25.1253	1,384,306	2017
	25.0108	24.9222	1,511,633	2016
	25.2423	25.0108	1,668,468	2015
	24.4098	25.2423	1,895,476	2014
	25.4107	24.4098	2,192,350	2013
	25.1329	25.4107	2,579,531	2012
	23.7279	25.1329	2,798,435	2011
	22.9687	23.7279	3,238,583	2010
	22.2886	22.9687	3,736,291	2009
	20.8220	22.2886	4,114,380	2008

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® High Yield Portfolio	38.9536	40.9857	537,792	2017
	34.7016	38.9536	617,849	2016
	36.7370	34.7016	726,575	2015
	36.2343	36.7370	851,453	2014
	34.5235	36.2343	994,604	2013
	30.4674	34.5235	1,137,414	2012
	29.6662	30.4674	1,250,624	2011
	26.0372	29.6662	1,480,115	2010
	17.5590	26.0372	1,661,312	2009
	25.3151	17.5590	1,903,207	2008

MFS® International Growth Portfolio	21.6746	28.3529	407,245	2017
	21.4437	21.6746	458,742	2016
	23.1292	21.4437	496,721	2015
	23.1292	21.6745	568,318	2014
	20.5874	23.1292	637,781	2013
	17.4127	20.5874	682,759	2012
	19.8148	17.4127	774,883	2011
	17.4471	19.8148	870,580	2010
	12.8141	17.4471	996,642	2009
	21.5941	12.8141	1,141,730	2008

MFS® International Value Portfolio	39.7870	49.8900	383,991	2017
	38.7734	39.7870	435,254	2016
	36.8637	38.7734	493,375	2015
	36.8849	36.8637	535,047	2014
	29.2411	36.8849	587,576	2013
	25.5125	29.2411	622,672	2012
	26.2684	25.5125	743,674	2011
	24.4127	26.2684	843,490	2010
	19.7452	24.4127	974,379	2009
	29.1921	19.7452	1,180,521	2008

MFS® Massachusetts Investors Growth Stock Portfolio	19.7062	24.9591	5,175,129	2017
	18.8376	19.7062	5,901,306	2016
	19.1235	18.8376	6,701,592	2015
	17.3893	19.1235	7,476,201	2014
	13.5227	17.3893	8,535,565	2013
	11.6957	13.5227	9,689,635	2012
	11.7655	11.6957	11,227,315	2011
	10.5433	11.7655	13,056,050	2010
	7.6288	10.5433	15,441,534	2009
	12.3219	7.6288	3,095,126	2008

MFS® Blended Research® Core Equity Portfolio	58.7902	70.0189	1,955,530	2017
	54.9704	58.7902	2,238,402	2016
	55.1191	54.9704	2,565,512	2015
	49.6504	55.1191	2,902,183	2014
	36.9102	49.6504	3,309,628	2013
	32.4419	36.9102	3,771,841	2012
	32.2588	32.4419	4,325,476	2011
	28.0861	32.2588	4,970,181	2010
	22.7363	28.0861	5,700,012	2009
	35.4438	22.7363	6,677,151	2008

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Mid Cap Growth Series	8.8886	11.1326	600,770	2017
	8.5912	8.8886	674,978	2016
	8.3273	8.5912	809,982	2015
	7.7565	8.3273	832,491	2014
	5.7108	7.7565	939,288	2013
	4.9643	5.7108	901,989	2012
	5.3544	4.9643	1,040,334	2011
	4.2007	5.3544	1,287,990	2010
	2.9930	4.2007	1,260,591	2009
	6.2376	2.9930	1,343,940	2008

MFS® U.S. Government Money Market Portfolio	12.9436	12.8031	1,802,014	2017
	13.1237	12.9436	2,026,365	2016
	13.3074	13.1237	2,309,741	2015
	13.4937	13.3074	2,326,054	2014
	13.6826	13.4937	2,582,917	2013
	13.8752	13.6826	2,891,794	2012
	14.0690	13.8752	3,267,909	2011
	14.2659	14.0690	3,787,383	2010
	14.4656	14.2659	4,716,665	2009
	14.3759	14.4656	6,245,954	2008

MFS® New Discovery Series	10.5070	13.1243	699,561	2017
	9.7698	10.5070	823,838	2016
	10.0969	9.7698	984,827	2015
	10.0000	10.0969	1,073,217	2014

MFS® Research International Portfolio	19.2164	24.3133	177,897	2017
	19.6232	19.2164	206,571	2016
	20.2965	19.6232	234,231	2015
	22.1012	20.2965	268,003	2014
	18.8309	22.1012	284,327	2013
	16.3780	18.8309	316,487	2012
	18.6353	16.3780	369,195	2011
	17.0807	18.6353	433,025	2010
	13.2278	17.0807	494,653	2009
	23.3232	13.2278	575,021	2008

MFS® Strategic Income Portfolio	20.0102	20.9653	374,824	2017
	18.7456	20.0102	404,153	2016
	19.3668	18.7456	501,456	2015
	19.0154	19.3668	549,237	2014
	19.0033	19.0154	576,097	2013
	17.4523	19.0033	641,812	2012
	16.9064	17.4523	617,200	2011
	15.5468	16.9064	627,839	2010
	12.3470	15.5468	664,049	2009
	14.3994	12.3470	616,138	2008

MFS® Technology Portfolio	9.6829	13.2741	388,019	2017
	9.0331	9.6829	392,565	2016
	8.2705	9.0331	418,410	2015
	7.5749	8.2705	463,416	2014
	5.6819	7.5749	417,289	2013
	5.0279	5.6819	486,716	2012
	5.0392	5.0279	539,180	2011
	4.2356	5.0392	575,801	2010
	2.4315	4.2356	607,733	2009
	5.0237	2.4315	431,545	2008

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Total Return Series	12.1253	13.4290	13,212,700	2017
	11.2701	12.1253	14,894,329	2016
	11.4703	11.2701	16,924,743	2015
	10.7199	11.4703	18,920,670	2014
	37.7417	10.7199	21,410,649	2013
	34.3748	37.7417	6,012,960	2012
	34.1963	34.3748	6,778,021	2011
	31.5325	34.1963	7,751,602	2010
	27.0755	31.5325	8,908,301	2009
	34.9980	27.0755	10,626,512	2008

MFS® Utilities Series	9.3805	10.6234	4,005,486	2017
	8.5330	9.3805	4,662,994	2016
	10.1221	8.5330	5,404,495	2015
	10.0000	10.1221	6,262,993	2014

MFS® Value Series	11.7989	13.6903	2,277,517	2017
	10.4866	11.7989	2,799,878	2016
	10.7123	10.4866	3,036,066	2015
	10.0000	10.7123	3,397,837	2014

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This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated June 26, 2018 which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Regatta Gold
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

61

JUNE 26, 2018

REGATTA PLATINUM PROSPECTUS

Delaware Life Insurance Company and Delaware Life Variable Account F offer the flexible payment deferred annuity contracts and certificates described in this Prospectus to groups and individuals. The contracts and certificates are no longer for sale.

You may choose among a number of variable investment options and, when available, fixed interest options. The variable options are Sub-Accounts in the Variable Account. Each Sub-Account invests in one of the following investment options of the MFS® Variable Insurance Trust and MFS® Variable Insurance Trust II (the “Funds”):

Large-Cap Equity Funds

MFS® Blended Research® Core Equity Portfolio, Initial Class

MFS® Core Equity Portfolio, Initial Class

MFS® Growth Series, Initial Class

MFS® Massachusetts Investors Growth Stock Portfolio, Initial Class

MFS® Value Series, Initial Class

Mid-Cap Equity Fund

MFS® Mid Cap Growth Series, Initial Class

Small-Cap Equity Fund

MFS® New Discovery Series, Initial Class

International/Global Equity Funds

MFS® Global Growth Portfolio, Initial Class

MFS® Global Research Portfolio, Initial Class

MFS® International Growth Portfolio, Initial Class

MFS® International Value Portfolio, Initial Class

MFS® Research International Portfolio, Initial Class

Emerging Markets Equity Fund

MFS® Emerging Markets Equity Portfolio, Initial Class

Specialty/Sector Funds

MFS® Technology Portfolio, Initial Class

MFS® Utilities Series, Initial Class

Asset Allocation Fund

MFS® Total Return Series, Initial Class

Global Asset Allocation Fund

MFS® Global Tactical Allocation Portfolio, Initial Class2

Money Market Fund

MFS® U.S. Government Money Market Portfolio, Initial Class1

Intermediate-Term Bond Funds

MFS® Corporate Bond Portfolio, Initial Class

MFS® Government Securities Portfolio, Initial Class

Multi-Sector Bond Fund

MFS® Strategic Income Portfolio, Initial Class

High Yield Bond Fund

MFS® High Yield Portfolio, Initial Class

World Bond Fund

MFS® Global Governments Portfolio, Initial Class

[1]	There is no assurance that the MFS® U.S. Government Money Market Portfolio will be able to maintain a stable net asset value per share. In addition, during extended periods of low interest rates, and partly as a result of asset based separate account charges, the yield on this investment account may possibly become low and possibly negative.

[2]	This Fund employs a managed volatility strategy.

Massachusetts Financial Services Company serves as investment adviser to all of the Funds in the MFS® Variable Insurance Trusts.

We have filed a Statement of Additional Information dated June 26, 2018 (the “SAI”) with the Securities and Exchange Commission (the “SEC”), which is incorporated by reference in this Prospectus. The table of contents for the SAI is on page 46 of this Prospectus. You may obtain a copy without charge by writing to us at our Service Address or by telephoning (877) 253-2323. In addition, you can inspect and copy all of our filings at the SEC’s public reference facilities at: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC will provide copies by mail for a fee. The SEC also has a website (www.sec.gov) that contains the SAI, material incorporated by reference, and other information regarding companies that file with the SEC.

The Contracts are not deposits or obligations of, or guaranteed or endorsed by, any bank, and are not federally insured by the Federal Deposit Insurance Corporation, the Federal Reserve Board or any other agency. The SEC has not approved or disapproved these securities or passed upon the accuracy or adequacy of this Prospectus. Any representation to the contrary is a criminal offense. Please read this Prospectus and the Trust prospectuses carefully before investing and keep them for future reference. They contain important information about the Contracts and the Funds.

Any reference in this Prospectus to receipt by us means receipt at our Service Address: Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581.

Overnight Mailing Service Address:	Delaware Life Insurance Company
Mail Zone 581
5801 S.W. 6th Avenue
Topeka, KS 66636

SPECIAL TERMS

Your Contract is a legal document that uses a number of specially defined terms. We explain most of the capitalized terms that we use in this Prospectus in the context where they arise, and some are self-explanatory. In addition, for convenient reference, we have compiled a list of these capitalized terms in the Glossary included at the back of this Prospectus as Appendix A. If, while you are reading this Prospectus, you come across a capitalized term that you do not understand, please refer to the Glossary for an explanation.

PRODUCT HIGHLIGHTS

The headings in this section correspond to headings in the Prospectus under which we discuss these topics in more detail.

The Annuity Contract

Regatta Platinum provides a number of important benefits for your retirement planning. During the Accumulation Phase, you make Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make annuity payments to you or someone else based on the amount you have accumulated. The Contract provides tax-deferral so that you do not pay taxes on your earnings until you withdraw them. When purchased in connection with a tax-qualified plan, the Contract provides no additional tax-deferral benefits because tax-qualified plans confer their own tax-deferral. The Contract also provides a death benefit if you die during the Accumulation Phase.

The Accumulation Phase

Under most circumstances, you can buy the Contract with an initial Purchase Payment of $10,000 or more, and you can make additional Purchase Payments at any time during the Accumulation Phase. Currently, there is no minimum amount required for additional Purchase Payments. However, we reserve the right to limit additional Purchase Payments to at least $1,000. We will not normally accept a Purchase Payment if your Account Value is over $2 million or, if the Purchase Payment would cause your Account Value to exceed $2 million.

Variable Account Options: The Funds

You can allocate your Purchase Payments among Sub-Accounts, each of which invests in a separate securities portfolio of the MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II, open-end management investment companies registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trusts. The investment returns on the Funds are not guaranteed. You can make or lose money. You may also transfer among the Funds and, if available, the Fixed Account Options.

The Fixed Account Options: The Guarantee Periods

From time to time, we make Fixed Account options available. When we do, you can allocate your Purchase Payments to the Fixed Account and elect to invest in one or more of the available Guarantee Periods. Each Guarantee Period earns interest at a Guaranteed Interest Rate that we publish. We may change the Guaranteed Interest Rate from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed interest rate permitted by law. Once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period. We may offer Guarantee Periods of different durations or stop offering some Guarantee Periods. Once we stop offering a Guarantee Period of a particular duration, future allocations or transfers into that Guarantee Period will not be permitted.

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Fees and Expenses

The Contract has insurance features and investment features, and there are costs related to each.

Each year for the first five Account Years, we deduct an annual Account Fee equal to the lesser of $35 or 2% of your Account Value. After the fifth Account Year, we may increase the fee annually, but it will never exceed the lesser of $50 or 2% of your Account Value. During the Income Phase, the annual Account Fee is $35. We will not charge the annual Account Fee if your Account Value had been allocated only to the Fixed Account during the applicable Account Year, or your Account Value is more than $75,000 on your Account Anniversary.

During the Accumulation Phase, we deduct a mortality and expense risk charge at an annual rate of 1.25% of the average daily value of the Contract invested in the Variable Account. We also deduct an administrative charge at an annual rate of 0.15% of the average daily value of the Contract invested in the Variable Account.

If you take more than a specified amount of money out of your Contract, we assess a withdrawal charge against each Purchase Payment withdrawn. For each Purchase Payment, the withdrawal charge (also known as a “contingent deferred sales charge”) starts at 6% and declines to 0% after the Purchase Payment has been in the Contract for seven years.

Currently, you can make 12 free transfers each year. However, we reserve the right to impose a charge of up to $15 per transfer.

In addition to the charges we impose under the Contract, there are also charges (which include management fees and operating expenses) imposed by the Funds. The charges vary depending upon which Fund(s) you have selected.

The Income Phase: Annuity Provisions

If you want to receive regular income from your annuity after the Annuity Commencement Date, you can select one of several Annuity Options. You can choose to receive annuity payments from either the Fixed Account or from the available Variable Account options. If you choose to have any part of your annuity payments come from the Variable Account, the dollar amount of the payments may fluctuate with the performance of the Funds. Subject to the maximum Annuity Commencement Date, you decide when your Income Phase will begin but, once it begins, you cannot change your choice of annuity payment options.

Death Benefit

If you die before the Contract reaches the Income Phase, the Beneficiary will receive a death benefit. The amount of the death benefit depends upon your age on the Contract Date. If you are 86 or older on your Contract Date, the death benefit is equal to the amount we would pay on a full surrender of your Contract (“Surrender Value”). If you are 85 or younger on your Contract Date, the death benefit pays the greatest of the following amounts: (1) your Account Value on your Death Benefit Date, (2) your Surrender Value on your Death Benefit Date, (3) your Account Value on the Seven-Year Account Anniversary (adjusted for subsequent payments, withdrawals, and charges), (4) your highest Account Value on any Account Anniversary before your 81st birthday (adjusted for subsequent payment, withdrawals and charges), or (5) subject to certain limitations, your total Purchase Payments, adjusted for withdrawals, plus interest accrued on each Purchase Payment or transfers to the Variable Account at 5% per year.

Withdrawals, Withdrawal Charges and Market Value Adjustment

You can withdraw money from your Contract during the Accumulation Phase. You may withdraw a portion of your Account Value each year without the imposition of a withdrawal charge. For any Account Year, this “free withdrawal amount” equals 10% of all Purchase Payments made during the last seven Account Years (including the current Account Year), plus all Purchase Payments we have held for at least seven Account Years. Withdrawals made from the Fixed Account may also be subject to a Market Value Adjustment (see “Market Value Adjustment”). You may also have to pay income taxes and tax penalties on money you withdraw.

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Right to Return

Your Contract contains a “free look” provision. If you cancel your Contract within 10 days after receiving it (or later, if required by your state), we will send you, depending upon the laws of your state, either the full amount of all of your Purchase Payments or your Account Value as of the day we receive your cancellation request in Good Order. (This amount may be more or less than the original Purchase Payment). We will not deduct a withdrawal charge or a Market Value Adjustment.

Tax Considerations

Your earnings are not taxed until you take them out. If you withdraw money during the Accumulation Phase, earnings come out first and are taxed as ordinary income. If you are younger than 59 1⁄2 when you take money out, you may be charged a 10% federal tax penalty on taxable amounts.

NOTE ABOUT OTHER ANNUITY CONTRACTS THAT WE OFFER: In addition to the Contract, we currently offer many other forms of annuity contracts with a wide variety of features, benefits and charges. Depending on your circumstances and needs, some of these other contracts may be at lower cost to you. Not all of the annuity contracts that we offer are available in all jurisdictions or through all of the selling agents who offer the contracts. You should consider with your selling agent what annuity contract or financial product is most consistent with your needs and preferences.

If you have any questions about your Contract or need more information, please contact us at:

Delaware Life Insurance Company P.O. Box 758581 Topeka, KS 66675-8581

Toll Free (877) 253-2323
www.delawarelife.com/contact-us/

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FEES AND EXPENSES

The following tables describe the fees and expenses that you will pay when buying, owning, and surrendering the Contract.

The table below describes the fees and expenses that you will pay at the time that you buy the Contract, surrender the Contract, or transfer cash value between investment options.

Contract Owner Transaction Expenses

Maximum Withdrawal Charge (as a percentage of Purchase Payments withdrawn):	6%	[1]

Number of Complete Account Years Since Purchase Payment has been in the Account	0 - 1	2 - 3	4 - 5	6	7 or more

Withdrawal Charge	6%	5%	4%	3%	0%

Maximum Fee Per Transfer (currently $0):	$15[2]

Premium Taxes (as a percentage of Account Value or total Purchase Payments):	0% - 3.5%	[3]

The tables below describe the fees and expenses that you will pay periodically during the time that you own the Contract, not including Fund fees and expenses.

Annual Account Fee	$50	[4]

Variable Account Annual Expenses

(as a percentage of average daily net Variable Account assets)

Mortality and Expense Risk Charge:	1.25%
Administrative Expenses Charge:	0.15%

Total Variable Account Annual Expenses:	1.40%

The table below shows the minimum and maximum total operating expenses charged by the Funds for the year ended December 31, 2017.

Total Annual Fund Operating Expenses	Minimum	Maximum
(expenses as a percentage of average daily Fund net assets that are deducted from Fund assets, including management fees, distribution and/or service (12b-1) fees, and other expenses)	0.46%	1.53%

The expenses shown, which include any acquired fund fees and expenses, are those incurred for the year ended December 31, 2017, and were provided by the Funds. We have not independently verified the accuracy of the Fund expense information. Current or future expenses may be greater or less than those shown. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the Fund prospectuses.

[1]	A portion of your Account may be withdrawn each year without imposition of any withdrawal charge and, after a Purchase Payment has been in your Account for seven Account Years, it may be withdrawn free of the withdrawal charge. (See “Withdrawal Charge.”)

[2]	Currently, we impose no fee upon transfers; however, we reserve the right to impose a fee of up to $15 per transfer. We do impose certain restrictions upon the number and frequency of transfers. (See “Transfer Privilege.”)

[3]	The premium tax rate and base vary by your state of residence and the type of Certificate you own. Currently, we may deduct premium taxes from Certificate Value upon full surrender (including surrender for the death benefit) or annuitization. (See “Premium Taxes.”)

[4]	The current Annual Account Fee is equal to the lesser of $35 or 2% of your Account Value. The Annual Account Fee may be changed annually but it will never exceed the lesser of $50 or 2% of your Account Value. The Annual Account Fee is waived if your Account Value has been allocated only to the Fixed Account for the applicable Account Year or if your Account Value is $75,000 or more on your Account Anniversary. (See “Account Fee.”)

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EXAMPLE

This Example is intended to help you compare the cost of investing in the Contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, variable account annual expenses, and Fund fees and expenses.

The Example assumes that you invest $10,000 in the Contract for the time periods indicated. The Example also assumes that your investment has a 5% return each year and assumes the maximum fees and expenses of any of the Funds. For purpose of converting the annual contract fee to a percentage, the Example assumes an average Contract size of $35,000. In addition, this Example assumes no transfers were made and no premium taxes were deducted. If these arrangements were considered, the expenses shown would be higher.

Although your actual costs may be higher or lower, based on these assumptions, your costs would be:

(1)	If you surrender your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$858	$1,316	$1,832	$3,369

(2)	If you annuitize your Contract at the end of the applicable time period:

1 year	3 years	5 years	10 years
$306	$936	$1,591	$3,369

(3)	If you do not surrender your Contract:

1 year	3 years	5 years	10 years
$306	$936	$1,591	$3,369

The fee table and Example should not be considered a representation of past or future expenses and charges of the Sub-Accounts. Your actual expenses may be greater or less than those shown. The Example does not include the deduction of state premium taxes, which may be assessed upon full surrender, death or annuitization, or any taxes and penalties you may be required to pay if you surrender the Contract. This Example also does not take into consideration any fee waiver or expense reimbursement arrangement of the Funds. If these arrangements were taken into consideration, the expenses shown would be lower. Similarly, the 5% annual rate of return assumed in the Example is not intended to be representative of past or future investment performance. For more information about Fund expenses, including a description of any applicable fee waiver or expense reimbursement arrangement, see the prospectuses for the Funds.

For information concerning compensation paid for the sale of the Contracts, see “Distribution of the Contract.”

CONDENSED FINANCIAL INFORMATION

Historical information about the value of the units we use to measure the variable portion of your Contract (“Variable Accumulation Units”) is included in the back of this Prospectus as Appendix C.

THE ANNUITY CONTRACT

Delaware Life Insurance Company and Delaware Life Variable Account F (the “Variable Account”) offer the Contract to groups and individuals for use in connection with their retirement plans. The Contract is available on a group basis and, in certain states, may be available on an individual basis. We issue an Individual Contract directly to the individual Participant of the Contract. We issue a Group Contract to the Owner covering all individuals participating under the Group Contract. Each individual receives a Certificate that evidences his or her participation under the Group Contract.

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In this Prospectus, unless we state otherwise, we refer to both the owners of Individual Contracts and participating individuals under Group Contracts as “Participants” and we address all those Participants as “you”; we use the term “Contracts” to include Individual Contracts, Group Contracts and Certificates issued under Group Contracts. For the purpose of determining benefits under both Individual Contracts and Group Contracts, we establish an Account for each Participant, which we will refer to as “your” Account or a “Participant Account.”

Your Contract provides a number of important benefits for your retirement planning.

•	It has an Accumulation Phase and an Income Phase. During the Accumulation Phase, you make Purchase Payments under the Contract and allocate them to one or more of the Variable Account options or, if available, the Fixed Account options. During the Income Phase, we make payments based on the amount you have accumulated. Annuity payments can be fixed or variable. When you choose variable options, you assume the investment risk. When you choose fixed options, we assume the investment risk.

•	It also has tax deferral, so that you do not pay taxes on your earnings under your Contract until you withdraw them. However, if you purchase your Contract in connection with a tax-qualified plan, your purchase should be made for reasons other than tax-deferral. Tax-qualified plans provide tax-deferral without the need for purchasing an annuity contract.

•	It provides a death benefit if you die during the Accumulation Phase.

•	If you so elect, during the Income Phase, it provides annuity payments to you or someone else for life or for another period that you choose.

The Contract is designed for use in connection with personal retirement and deferred compensation plans, some of which qualify for favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code. The Contract is also designed so that it may be used in connection with certain non-tax-qualified retirement plans, such as payroll savings plans and such other groups (trusteed or non-trusteed) as may be eligible under applicable law. We refer to Contracts used with plans that receive favorable tax treatment as “Qualified Contracts,” and all others as “Non-Qualified Contracts.” A qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. A decision to purchase an annuity contract should not be based on the assumption that the purchase of an annuity contract is necessary to obtain tax-deferral benefits under a qualified retirement plan.

COMMUNICATING TO US ABOUT YOUR CONTRACT

You may submit transaction requests or communicate with us in writing or by telephone. All materials sent to us, including Purchase Payments, must be sent to us at our Service Address. For all telephone communications, you must call (877) 253-2323. In addition, the authorized registered representative of the broker-dealer of record may submit transfer requests on your behalf in writing or by telephone.

Unless this Prospectus states differently, we will consider all materials sent to us and all telephone communications to be received on the date we actually receive them, in Good Order, at our Service Address or at (877) 253-2323. However, we will consider all financial transactions, including Purchase Payments, withdrawal requests and transfer instructions to be received on the next Business Day if we receive them (1) on a day that is not a Business Day or (2) after 4:00 p.m., Eastern Time.

Certain methods of contacting us, such as by telephone, may be unavailable or delayed. Any telephone system (including yours, ours, and your registered representative’s) can experience delays or outages that may delay or prevent us from processing your request. While we have taken reasonable precautions to allow our systems to accommodate heavy usage, we do not guarantee access or reliability under all circumstances. If you experience delays or an outage, you may submit your request in writing to our Service Address.

When we specify that notice to us must be in writing, we reserve the right, at our sole discretion, to accept notice in another form.

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Electronic Account Information

During the Accumulation Phase, instead of receiving paper copies, Contract Owners may elect to receive prospectuses, transaction confirmations, reports and other communications in electronic format. To enroll in this optional electronic delivery service Contract Owners must register and log on to our Internet customer website via www.delawarelife.com. First-time users of this website can enroll in this electronic delivery service by selecting “eDeliver Documents” when registering to use the website. If you are already a registered user of this website, you can enroll in the electronic delivery service by logging on to your account and selecting “eDeliver Documents” on the “Update Profile” page. The electronic delivery service is subject to various terms and conditions, including a requirement that you promptly notify us of any change in your e-mail address, in order to avoid any disruption of deliveries to you. You may obtain more information and assistance at the above-mentioned internet location or by writing us at our Service Address or by telephone at (877) 253-2323.

DELAWARE LIFE INSURANCE COMPANY

We are a stock life insurance company incorporated under the laws of Delaware on January 12, 1970. We are licensed to do business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. We have a life insurance company subsidiary that is licensed to do business in New York. Our main administrative office address is 1601 Trapelo Road, Suite 30, Waltham, MA 02451.

The immediate parent company of Delaware Life Insurance Company is Group One Thousand One, LLC, a limited liability company organized under the laws of the State of Delaware on December 12, 2012. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter.

THE VARIABLE ACCOUNT

We established the Variable Account as a separate account on July 13, 1989, pursuant to a resolution of our Board of Directors. The Variable Account funds the Contract and various other variable annuity contracts that we offer. These other products may have features, benefits and charges that are different from those under the Contract.

Under Delaware insurance law and the Contract, the income, gains or losses of the Variable Account are credited to or charged against the assets of the Variable Account without regard to the other income, gains, or losses of the Company. These assets are held in relation to the Contract described in this Prospectus and other variable annuity contracts that provide benefits that vary in accordance with the investment performance of the Variable Account. The assets maintained in the Variable Account will not be charged with any liabilities arising out of any other business we conduct. All obligations arising under the Contracts, including the promise to make annuity payments, are general corporate obligations of the Company and, as such, are subject to the claims of the Company’s creditors.

The assets of the Variable Account are divided into Sub-Accounts. Each Sub-Account invests exclusively in shares of a specific Fund of the MFS® Variable Insurance Trust or the MFS® Variable Insurance Trust II. All amounts allocated by you to a Sub-Account will be used to purchase Fund shares at their net asset value. Any and all distributions made by a fund with respect to the shares held by the Variable Account will be reinvested to purchase additional Fund shares at their net asset value. Deductions from the Variable Account for cash withdrawals, annuity payments, death benefits, Account Fees, Contract charges against the assets of the Variable Account for the assumption of mortality and expense risks, administrative expenses and any applicable taxes will, in effect, be made by redeeming the number of Fund shares at their net asset value equal in total value to the amount to be deducted. The Variable Account will be fully invested in Fund shares at all times.

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VARIABLE ACCOUNT OPTIONS: THE TRUSTS

The MFS® Variable Insurance Trust and the MFS® Variable Insurance Trust II (the “Trusts”) are open-end management investment companies registered under the Investment Company Act of 1940. Massachusetts Financial Services Company (“MFS®”) serves as the investment adviser to the Trusts.

The Trusts are composed of a number of independent portfolios of securities, each of which has separate investment objectives and policies. Shares of the Trusts are issued in a number of investment options (each, a “Fund”), each corresponding to one of the portfolios. Additional portfolios may be added to the Trusts which may or may not be available for investment by the Variable Account.

Each Fund pays fees to MFS® for its services pursuant to investment advisory agreements. MFS® also serves as investment adviser to each of the funds in the MFS Family of Funds®, and to certain other investment companies established by MFS®. MFS® and its predecessor organizations have a history of money management dating from 1924. MFS® operates as an autonomous organization and the obligation of performance with respect to the investment advisory and underwriting agreements is solely that of MFS®. We undertake no obligation in this regard.

MFS® may serve as the investment adviser to other mutual funds which have similar investment goals and principal investment policies and risks as the Funds, and which may be managed by a Fund’s portfolio manager(s). While a Fund may have many similarities to these other funds, its investment performance will differ from their investment performance. This is due to a number of differences between a Fund and these similar products, including differences in sales charges, expense ratios and cash flows.

The Trusts may also offer their shares to other registered separate accounts offering variable annuity and variable life products of other affiliated and unaffiliated insurance companies, as well as to the Variable Account and other separate accounts of the Company. Although we do not anticipate any disadvantages to this arrangement, there is a possibility that a material conflict may arise between the interests of the Variable Account and one or more of the other separate accounts investing in the Trusts. A conflict may occur due to differences in tax laws affecting the operations of variable life and variable annuity separate accounts, or some other reason. We and each Trust’s Board of Trustees will monitor events for such conflicts, and, in the event of a conflict, we will take steps necessary to remedy the conflict, including withdrawal of the Variable Account from participation in the Fund which is involved in the conflict or substitution of shares of other Funds or other mutual funds.

As described in more detail in the Fund prospectuses, certain Funds may employ managed volatility or hedging strategies intended to reduce overall volatility and provide for downside protection during downward movements in equity markets. These hedging strategies could limit the Fund’s upside participation in rising equity markets relative to other Funds with substantially similar investment objectives and policies that do not use such strategies. Investing in such Funds may, however, be helpful in a declining market, because the hedging strategy will reduce your equity exposure under such circumstances, and your Account Value may decline less than would have been the case if you had not invested in Funds with a managed volatility or hedging strategy. In addition, the cost of these strategies may have a negative impact on performance. There is no guarantee that a Fund employing a managed volatility or hedging strategy can achieve or maintain the Fund’s optimal risk targets, and the Fund may not perform as expected. You should consult with your registered representative to determine which combination of investment choices is appropriate for you.

More comprehensive information about the Trusts and the management, investment objectives, policies, restrictions, expenses and potential risks of each Fund may be found in the current Trust prospectuses. You should read the Trust prospectuses carefully before investing. The Statement of Additional Information for each of the Trusts is available on our website, www.delawarelife.com, or by calling us at (877) 253-2323.

Selection of Funds

The Funds offered through the Contract are selected by the Company. We review the Funds periodically and may remove a Fund or limit its availability to new premiums and/or transfers of Account Value if we determine that a Fund no longer satisfies one or more of the selection criteria, and/or if the Fund has not attracted significant allocations from

8

Contract Owners. We do not recommend or endorse any particular fund, and we do not provide investment advice. You bear the risk of any decline in your Account Value resulting from the performance of the Funds you have chosen.

We may consider various factors, including, but not limited to, asset class coverage, the alignment of the investment objectives of a Fund with our hedging strategy, the strength of an adviser’s or sub-adviser’s reputation and tenure, brand recognition, performance, and the capability and qualification of each investment firm. Another factor that we may consider is whether the Fund or its service providers (e.g., the investment adviser or sub-advisers) or its affiliates will make payments to us or our affiliates in connection with certain administrative, marketing, and support services, or whether affiliates of the Fund can provide marketing and distribution support for the sale of the Contracts. Accordingly, we may receive compensation from an investment adviser, distributor and/or affiliates(s) of one or more of the Funds based upon an annual percentage of the average assets we hold in the investment options. These amounts, which may vary by adviser, are intended to compensate us for administrative and other services we provide to the Funds and/or affiliate(s) and may be significant. In addition, the Company or the principal underwriter of the Contracts may receive 12b-1 fees (fees which may be levied against the total balance of a mutual fund’s assets and may be used to pay marketing and brokerage expenses of the Fund) deducted from certain Fund assets attributable to the Contract for providing distribution and shareholder support services to some investment options.

THE FIXED ACCOUNT

The Fixed Account is made up of all the general assets of the Company other than those allocated to any separate account. Amounts you allocate to Guarantee Periods become part of the Fixed Account, and are available to fund the claims of all classes of our customers, including claims for benefits under the Contracts.

We will invest the assets of the Fixed Account in those assets we choose that are allowed by applicable state insurance laws. In general, these laws permit investments, within specified limits and subject to certain qualifications, in federal, state and municipal obligations, corporate bonds, preferred and common stocks, real estate mortgages, real estate and certain other investments. We intend to invest primarily in investment-grade fixed income securities (i.e. rated by a nationally recognized rating service within the four highest grades) or instruments we believe are of comparable quality.

We are not obligated to invest amounts allocated to the Fixed Account according to any particular strategy, except as may be required by applicable state insurance laws. You will not have a direct or indirect interest in the Fixed Account investments.

THE FIXED ACCOUNT OPTIONS: THE GUARANTEE PERIODS

Guarantee Periods

You may elect one or more Guarantee Period(s) from those we make available from time to time. When available, we may offer Guarantee Periods of different durations; however, we may stop offering some or all Guarantee Periods at any time. Once we stop offering a Guarantee Period for a particular duration, allocations or transfers into that Guarantee Period will not be permitted.

Any of your Account Value held in a Guarantee Period will not be affected by our closing the Guarantee Period to new amounts. At the end of that Guarantee Period, unless you instruct us otherwise, we will automatically renew your Guarantee Period allocation into a new Guarantee Period of the same duration as the last Guarantee Period. (See “Renewals” under “Fixed Account Value.”)

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Guaranteed Interest Rates

We publish Guaranteed Interest Rates for each Guarantee Period offered. We may change the Guaranteed Interest Rates we offer from time to time, but no Guaranteed Interest Rate will ever be less than the minimum guaranteed rate permitted by state law. Also, once we have accepted your allocation to a particular Guarantee Period, we promise that the Guaranteed Interest Rate applicable to that allocation will not change for the duration of the Guarantee Period.

We determine Guaranteed Interest Rates at our discretion. We do not have a specific formula for establishing the rates for different Guarantee Periods. Our determination will be influenced by the interest rates on fixed income investments in which we may invest with amounts allocated to the Guarantee Periods. We will also consider other factors in determining these rates, including regulatory and tax requirements, sales commissions and administrative expenses borne by us, general economic trends and competitive factors. We cannot predict the level of future interest rates.

We may from time to time at our discretion offer interest rate specials for new Purchase Payments that are higher than the rates we are then offering for renewals or transfers.

Early Withdrawals

Early withdrawals from your allocation to a Guarantee Period, including cash withdrawals, transfers, and commencement of an annuity, may be subject to a Market Value Adjustment, which could increase the value of your Account. (See “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”)

THE ACCUMULATION PHASE

During the Accumulation Phase of your Contract, you make Purchase Payments into your Account, and your earnings accumulate on a tax-deferred basis. The Accumulation Phase begins with our acceptance of your first Purchase Payment and ends the Business Day before your Annuity Commencement Date. The Accumulation Phase will end sooner if you surrender your Contract or die before the Annuity Commencement Date.

Issuing Your Contract

When you purchase a Contract, a completed Application and the initial Purchase Payment are sent to us for acceptance. When we accept an Individual Contract, we issue the Contract to you. When we accept a Group Contract, we issue the Contract to the Owner; we issue a Certificate to you as a Participant when we accept your Application.

We will credit your initial Purchase Payment to your Account within two Business Days of receiving your completed Application, in Good Order. If your Application is not in Good Order, we will notify you. If we do not have the necessary information to complete the Application within five Business Days, we will send your money back to you or ask your permission to retain your Purchase Payment until the Application is in Good Order. Once the Application is in Good Order, we will then apply the Purchase Payment within two Business Days.

Amount and Frequency of Purchase Payments

The amount of Purchase Payments may vary; however, we will not accept an initial Purchase Payment of less than $10,000, and, although there is currently no minimum amount for additional Purchase Payments, we reserve the right to limit each additional Purchase Payment to at least $1,000. In addition, unless we have given our approval in advance, we will not accept a Purchase Payment if your Account Value is over $2 million, or if the Purchase Payment would cause your Account Value to exceed $2 million. Within these limits, you may make Purchase Payments at any time during the Accumulation Phase, except that if you own a Contract issued in the state of Oregon, you may make Purchase Payments only during the first three Account Years, rather than at any time during the Accumulation Phase.

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Allocation of Net Purchase Payments

You may allocate your Purchase Payments among the different Sub-Accounts and Guarantee Periods currently available.

In your Application, you may specify the percentage of each Purchase Payment to be allocated to each Sub-Account or Guarantee Period. These percentages are called your allocation factors. Your allocation factors will remain in effect as long as your selected Sub-Accounts and Guarantee Periods continue to be available for investment. You may, however, change the allocation factors for future Purchase Payments by sending us notice of the change in a form acceptable to us. We will use your new allocation factors for Purchase Payments we receive with or after we have received notice of the change until we receive another change notice.

Although it is currently not our practice, we may deduct applicable premium taxes or similar taxes from your Purchase Payments. (See “Premium Taxes.”) In that case, we will credit your Net Purchase Payment, which is the Purchase Payment minus the amount of those taxes.

Your Account

When we accept your first Purchase Payment, we establish an Account for you, which we maintain throughout the Accumulation Phase of your Contract.

Your Account Value

Your Account Value is the sum of the value of the two components of your Contract: the Variable Account portion (“Variable Account Value”) and the Fixed Account portion (“Fixed Account Value”). These two components are calculated separately, as described under the headings “Variable Account Value” and “Fixed Account Value.”

Variable Account Value

Variable Accumulation Units

In order to calculate your Variable Account Value, we use a measure called a Variable Accumulation Unit for each Sub-Account. Your Variable Account Value is the sum of your Account Value in each Sub-Account, which is the number of your Variable Accumulation Units for that Sub-Account times the value of each Unit.

Variable Accumulation Unit Value

The value of each Variable Accumulation Unit in a Sub-Account reflects the net investment performance of that Sub-Account. We determine that value once on each day that the New York Stock Exchange is open for trading, at the close of trading, which is generally 4:00 p.m., Eastern Time. (The close trading is determined by the New York Stock Exchange.) We also may determine the value of Variable Accumulation Units of a Sub-Account on days the Exchange is closed if there is enough trading in securities held by that Sub-Account to materially affect the value of the Variable Accumulation Units. Each day we make a valuation is called a “Business Day.” The period that begins at the time Variable Accumulation Units are valued on a Business Day and ends at that time on the next Business Day is called a Valuation Period. On days other than Business Days, the value of a Variable Accumulation Unit does not change.

To measure these values, we use a factor, which we call the Net Investment Factor, which represents the net return on the Sub-Account’s assets. At the end of any Valuation Period, the value of a Variable Accumulation Unit for a Sub-Account is equal to the value of that Sub-Account’s Variable Accumulation Units at the end of the previous Valuation Period, multiplied by the Net Investment Factor. We calculate the Net Investment Factor by dividing (1) the net asset value of a Series share held in the Sub-Account at the end of that Valuation Period, plus the per share amount of any dividend or capital gains distribution made by that Series during the Valuation Period, by (2) the net asset value per share of the Series share at the end of the previous Valuation Period; we then deduct a factor representing the asset-based insurance charges (the mortality and expense risk charge and administrative expense charge) for each day in the Valuation Period.

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For a hypothetical example of how we calculate the value of a Variable Accumulation Unit, see the Statement of Additional Information.

Crediting and Canceling Variable Accumulation Units

When we receive an allocation to a Sub-Account, either from a Net Purchase Payment or a transfer of Account Value, we credit that amount to your Account in Variable Accumulation Units. Similarly, we cancel Variable Accumulation Units when you transfer or withdraw amounts from a Sub-Account, or when we deduct certain charges under the Contract. We determine the number of Units credited or canceled by dividing the dollar amount by the Variable Accumulation Unit value for that Sub-Account at the end of the Valuation Period during which the transaction or charge is effective.

Fixed Account Value

Your Fixed Account value is the sum of all amounts allocated to Guarantee Periods, either from Net Purchase Payments, transfers or renewals, plus interest credited on those amounts, and minus withdrawals, transfers out of Guarantee Periods, and any deductions for charges under the Contract taken from your Fixed Account Value.

The Guarantee Period begins the day we apply your allocation and ends when the number of calendar years (or months if the Guarantee Period is less than one year) in the Guarantee Period (measured from the end of the calendar month in which the amount was allocated to the Guarantee Period) have elapsed. The last day of the Guarantee Period is its Expiration Date. Guarantee Periods may not always be available for allocation. (See “Fixed Account Options: The Guarantee Periods.”)

Crediting Interest

We credit interest on amounts allocated to a Guarantee Period at the applicable Guaranteed Interest Rate for the duration of the Guarantee Period. During the Guarantee Period, we credit interest daily at a rate that yields the Guaranteed Interest Rate on an annual effective basis. You can find out about our current Guaranteed Interest Rates by calling us at (877) 253-2323.

Guarantee Amounts

Each separate allocation you make to a Guarantee Period, together with interest credited thereon, is called a Guarantee Amount. Each Guarantee Amount is treated separately for purposes of determining the Market Value Adjustment. We may restrict a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. Renewals into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date will result in the application of a Market Value Adjustment upon annuitization or withdrawal. We reserve the right to limit each new allocation to a Guarantee Period to at least $1,000.

Renewals

We will notify you in writing between 45 and 75 days before the Renewal Date for any Guarantee Amount. If you would like to change your Fixed Account option, we must receive from you prior to the Renewal Date:

•	written notice electing a different Guarantee Period from among those we then offer, or

•	written instructions to transfer the Guarantee Amount to one or more Sub-Accounts, in accordance with the transfer privilege provisions of the Contract. (See “Transfer Privilege.”)

If we receive no instructions from you prior to the Renewal Date, we will automatically renew your Fixed Account allocation into a new Guarantee Period of the same duration as the last Guarantee Period. A Guarantee Amount will not renew into a Guarantee Period that will extend beyond your maximum Annuity Commencement Date. In that case, unless you notify us otherwise, we will automatically transfer your Guarantee Amount into the next available Guarantee Period.

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Early Withdrawals

If you withdraw, transfer, or annuitize an allocation from a Guarantee Period more than 30 days prior to the Expiration Date, we will apply a Market Value Adjustment to the transaction. This could result in an increase of your Account Value, depending on interest rates at the time. (See “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”)

Transfer Privilege

Permitted Transfers

During the Accumulation Phase, you may transfer all or part of your Account Value to one or more Sub-Accounts or Guarantee Periods then available, subject to the following restrictions:

•	you may not make more than 12 transfers in any Account Year;

•	the amount transferred from a Guarantee Period must be the entire Guarantee Amount, except for transfers of interest credited during the current Account Year;

•	at least 30 days must elapse between transfers to and from Guarantee Periods;

•	at least 6 days must elapse between transfers to and from the Sub-Accounts;

•	transfers to or from Sub-Accounts are subject to terms and conditions that may be imposed by the Funds; and

•	we impose additional restrictions on market timers, which are further described below. (See “Short-Term Trading.”)

These restrictions do not apply to transfers made under any optional program. (See “Other Programs.”) We reserve the right to waive these restrictions and exceptions at any time, as discussed under “Short-Term Trading,” or to change them. Any change will be applied uniformly. We will notify you of any change prior to its effectiveness.

There is usually no charge imposed on transfers; however, we reserve the right to impose a transfer charge of $15 for each transfer. We will notify you of any change in writing prior to its effectiveness. Transfers out of a Guarantee Period occurring more than 30 days before the Renewal Date or any time after the Expiration Date or any time after the Expiration Date will be subject to the Market Value Adjustment described under “Withdrawals, Withdrawal Charges, and Market Value Adjustment.” Under current law there is no tax liability for transfers.

Requests for Transfers

You, your authorized registered representative of the broker-dealer of record, or another authorized third party may request transfers in writing or by telephone.

If a written or telephone transfer request as described above is received in Good Order before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m., the transfer will be priced that day. The telephone transfer privilege is available automatically during regular business hours before 4:00 p.m. Eastern Time, and does not require your written election. We have established procedures reasonably designed to confirm that instructions communicated to us by telephone are genuine. These procedures may require any person requesting a transfer by telephone to provide personal identifying information. We will not be liable for following instructions communicated by telephone that we reasonably believe are genuine.

We reserve the right to deny any and all transfer requests made by telephone and to require that certain transfer requests be submitted in writing. A transfer request may be denied if it is not in Good Order or if it does not comply with the terms of our short-term trading policy or the trading policy of a fund involved in the transfer. If a telephone transfer request is denied, we will immediately notify you and your authorized registered representative.

We also reserve the right to suspend, modify, restrict, or terminate the telephone transfer privilege at any time. Your ability (or the ability of your authorized registered representative or another authorized third party) to request transfers by telephone may also be limited due to circumstances beyond our control, such as during system outages or periods of high volume.

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A transfer request will be priced at the Variable Accumulation Unit value next determined at the close of the Business Day if we receive your transfer request, in Good Order, before the earlier of (a) 4:00 p.m. Eastern Time on a Business Day, or (b) the close of the New York Stock Exchange on days that the Stock Exchange closes before 4:00 p.m. Otherwise, your transfer request will be priced on the next Business Day.

No more than one transfer request of Account Values may be made on the same Business Day regardless of whether the request is made by you, your authorized registered representative, or another authorized third party, and regardless of whether the request is submitted in writing or by telephone. The Company has established reasonable procedures for handling multiple transfer requests received on the same Business Day, including processing the first transfer request received in Good Order on a Business Day (unless otherwise cancelled in accordance with the cancellation procedures described in the next paragraph).

You, your authorized registered representative, or another authorized third party may cancel a transfer request by contacting us by telephone at (877) 253-2323 before the end of the Business Day during which the transfer request was submitted.

Short-Term Trading

The Contracts are not designed for short-term trading. If you wish to employ such strategies, do not purchase a Contract. Transfer limits and other restrictions, described below, are subject to our ability to monitor transfer activity. Some Participants and their third party intermediaries engaging in short-term trading may employ a variety of strategies to avoid detection. Despite our efforts to prevent short-term trading, there is no assurance that we will be able to identify such Participants or intermediaries or curtail their trading. A failure to detect and curtail short-term trading could result in adverse consequences to the Participants. Short-term trading can increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading can adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies.

The Company has policies and procedures to limit the number and frequency of transfers of Account Value. The Company also reserves the right to charge a fee for transfers to discourage frequent trading. In no event will the total charge assessed in connection with a transfer, that includes this fee as well as any charge that we may assess on a permitted transfer of Account Value among Sub-Accounts (see “Permitted Transfers”), exceed the maximum fee per transfer presented in the table of “Fees and Expenses.”

Short-term trading activities whether by the Participant or a third party authorized to initiate transfer requests on behalf of Participant(s) may be subject to other restrictions as well. For example, we reserve the right to take actions against short-term trading which restricts your transfer privileges more narrowly than the policies described under “Permitted Transfers,” such as requiring transfer requests to be submitted in writing through regular first-class U.S. mail (e.g., no overnight, priority or courier delivery allowed), and refusing any and all transfer instructions.

If we determine that a third party acting on your behalf is engaging (alone or in combination with transfers effected by you directly) in a pattern of short-term trading, we may refuse to process certain transfers requested by such a third party. We impose additional administrative restrictions on third parties that engage in transfers of Account Values on behalf of multiple Participants at one time. Specifically, we limit the form of such large group transfers to fax or mail delivery only, require the third party to provide us with advance notice of any possible large group transfer so that we can have additional staff ready to process the request, and require that the amount transferred out of a Sub-Account for each Participant be equal to 100% of that Participant’s value in the Sub-Account. In the last situation, we will not transfer any of the Sub-Account value. Instead, we will deem the request not in Good Order and immediately notify you.

We will provide you written notification of any restrictions imposed.

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We reserve the right to waive short-term trading restrictions, where permitted by law and not adverse to the interests of the relevant underlying Fund and other shareholders, in the following instances:

•	when a new broker of record is designated for the Contract;

•	when the Participant changes;

•	when control of the Contract passes to the designated beneficiary upon the death of the Participant or Annuitant;

•	when necessary in our view to avoid hardship to a Participant; or

•	when underlying Funds are dissolved or merged or substituted.

If short-term trading results as a consequence of waiving the restrictions against short-term trading, it could expose Participants to certain risks. Short-term trading could increase costs for all Participants as a result of excessive portfolio transaction fees. In addition, short-term trading could adversely affect a Fund’s performance. If large amounts of money are suddenly transferred out of a Fund, the Fund’s investment adviser cannot effectively invest in accordance with the Fund’s investment objectives and policies. We uniformly apply the short-term trading policy and the permitted waivers of that policy to all Contracts. If we did not do so, some Participants could experience a different application of the policy and therefore may be treated unfairly. Too much discretion on our part in allowing the waivers of short-term trading policy could result in an unequal treatment of short-term traders by permitting some short-term traders to engage in short-term trading while prohibiting others from doing the same.

Funds’ Trading Policies

In addition to the restrictions that we impose (as described under “Permitted Transfers” and “Short-Term Trading”), most of the Funds have adopted restrictions or other policies about transfers or other purchases and sales of the Fund’s shares. These policies (the “Funds’ Trading Policies”) are intended to protect the Fund from short-term trading or other trading practices that are potentially harmful to the Fund. The Funds’ Trading Policies may be more restrictive in some respects than the restrictions that we otherwise would impose, and the Funds may modify their trading policies from time to time.

We are legally obligated to provide (at the Funds’ request) information about each amount you cause to be deposited into a Fund (including by way of Purchase Payments and transfers under your Contract) or removed from the Fund (including by way of withdrawals and transfers under your Contract). If a Fund identifies you as having violated the Fund’s Trading Policies, we are obligated, if the Fund requests, to restrict or prohibit any further deposits or exchanges by you (or a third party acting on your behalf) in respect of that Fund. Any such restriction or prohibition may remain in place indefinitely.

Accordingly, if you do not comply with any Fund’s Trading Policies, you (or a third party acting on your behalf) may be prohibited from directing any additional amounts into that Fund or directing any transfers or other exchanges involving that Fund. You should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

Funds may differ significantly as to such matters as: (a) the amount, format, and frequency of information that the Funds request from us about transactions that our customers make; and (b) the extent and nature of any limits or restrictions that the Funds request us to impose upon such transactions. As a result of these differences, the costs borne by us and (directly or indirectly) by our customers may be significantly increased. Any such additional costs may outweigh any additional protection that would be provided to our customers, particularly in view of the protections already afforded by the trading restrictions that we impose as described under “Permitted Transfers” and under “Short-Term Trading.” Also, if a Fund imposes more strict trading restrictions than are reasonably necessary under the circumstances, you could be deprived of potentially valuable flexibility to make transactions with respect to that Fund. For these and other reasons, we may disagree with the timing or substance of a Fund’s requests for information from us or with any transaction limits or restrictions that the Fund requests us to impose upon our customers. If any such

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disagreement with respect to a Fund cannot be satisfactorily resolved, the Fund might be restricted or, subject to obtaining any required regulatory approval, replaced as a variable investment option.

Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates

We may reduce or waive the withdrawal charge or annual Account Fee, credit additional amounts, or grant bonus Guaranteed Interest Rates in certain situations. These situations may include sales of Contracts (1) where selling and/or maintenance costs associated with the Contracts are reduced, such as the sale of several Contracts to the same Participant, sales of large Contracts, and certain group sales, and (2) to officers, directors and employees of the Company or its affiliates, registered representatives and employees of broker-dealers with a current selling agreement with the Company and affiliates of such representatives and broker-dealers, employees of affiliated asset management firms, and persons who have retired from such positions (“Eligible Employees”) and immediate family members of Eligible Employees. Eligible Employees and their immediate family members may also purchase a Contract without regard to minimum Purchase Payment requirements. For other situations in which withdrawal charges may be waived, see “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”

Other Programs

You may participate in any of the following optional programs free of charge. Transfers made pursuant to the provisions of the following optional programs will not be charged a transfer fee, nor will such transfers count as one of the 12 transfers per year allowed under the section entitled “Transfer Privilege.”

We reserve the right to terminate each of these programs. You may terminate your participation in any of these programs at any time by written notice to us or by other means approved by us.

Dollar-Cost Averaging

You may select a dollar-cost averaging program at no extra charge by allocating a minimum amount to a designated Sub-Account or to a Guarantee Period we make available in connection with the program. (We reserve the right to limit minimum investments to at least $1,000.)

Dollar-cost averaging allows you to invest gradually over time. Each month or quarter, as you select, we will transfer the same amount automatically to one or more Sub-Accounts that you choose. The program continues until your Account Value allocated to the program is depleted or you elect to stop the program. The final amount transferred from the Fixed Account will include all interest earned. If you elected to participate in dollar-cost averaging when you purchased your Contract, then all future Purchase Payments will be allocated to dollar-cost averaging, unless you specify otherwise.

Amounts allocated to the Fixed Account under the program will earn interest at a rate declared by the Company for the Guarantee Period you select. Previously applied amounts may not be transferred to a Guarantee Period made available in connection with this program.

No Market Value Adjustment will apply to amounts automatically transferred from the Fixed Account under the dollar-cost averaging program, except that if you discontinue or alter the program prior to completion, amounts remaining in the Fixed Account will be transferred to the Money Market Sub-Account, unless you instruct us otherwise, and the Market Value Adjustment will be applied. Any allocation of a new Purchase Payment to the program will be treated as commencing a new dollar-cost averaging program and may be subject to the $1,000 minimum investment limit.

The main objective of a dollar-cost averaging program is to minimize the impact of short-term price fluctuations on Account Value. Since you transfer the same dollar amount to the Sub-Accounts at set intervals, dollar-cost averaging allows you to purchase more Variable Accumulation Units (and, indirectly, more Fund shares) when prices are low and fewer Variable Accumulation Units (and, indirectly, fewer Fund shares) when prices are high. Therefore, you may

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achieve a lower average cost per Variable Accumulation Unit over the long term. A dollar-cost averaging program allows you to take advantage of market fluctuations. However, it is important to understand that a dollar-cost averaging program does not insure a profit or protect against loss in a declining market. We do not allow transfers into any of the Guarantee Periods pursuant to the dollar-cost averaging program.

Asset Allocation

One or more asset allocation programs may be available in connection with the Contracts, at no extra charge. Asset allocation is the process of investing in different asset classes - such as equity funds, fixed income funds, and money market funds, depending on your personal investment goals, tolerance for risk, and investment time horizon. By spreading your money among a variety of asset classes, you may be able to reduce the risk and volatility of investing, although there are no guarantees, and asset allocation does not insure a profit or protect against loss in a declining market.

We have no discretionary authority or control over your investment decisions. We do not recommend asset allocation models or otherwise provide advice as to what asset allocation model may be appropriate for you.

Currently, you may select one of the available asset allocation models, each of which represents a combination of Sub-Accounts with a different level of risk. These models, as well as the terms and conditions of the asset allocation program, are fully described in a separate brochure. We may add or delete programs in the future.

Our asset allocation programs are “static” programs. That is to say, if you elect an asset allocation program, we automatically rebalance your Account Value among the Sub-Accounts represented in the model you chose. While we will not alter the Sub-Account allocation percentages used in any asset allocation model, your asset allocation model and allocation weightings could be affected by mergers, liquidations, fund substitutions, or closures.

You will not be provided with information regarding the periodic updates to models that we may offer to new Contract purchasers. Any new models will only be offered to Contracts issued on or after the date the new model goes into effect or to Participants who elect an asset allocation program on or after that date. Participants of any existing asset allocation programs may make an independent decision to change their asset allocations at any time. You should consult your financial adviser periodically to consider whether the model you have selected is still appropriate for you.

Systematic Withdrawal and Interest Out Programs

You may select our Systematic Withdrawal Program or our Interest Out Program. Under the Systematic Withdrawal Program, you determine the amount and frequency of regular withdrawals you would like to receive from your Fixed Account Value and/or Variable Account Value and we will process them automatically. Under the Interest Out Program, we automatically pay to you, or reinvest, interest credited for all Guarantee Periods you have chosen. Withdrawals under these programs may be subject to surrender charges and a Market Value Adjustment. They may also be included as income and subject to a 10% federal tax penalty. You should consult a qualified tax professional before choosing these options. We reserve the right to limit the election of either of these programs to Contracts with a minimum Account Value of $10,000.

You may change or stop either program at any time, by written notice to us or other means approved by us.

Portfolio Rebalancing Program

Under the Portfolio Rebalancing Program, we transfer funds among the Sub-Accounts to maintain the percentage allocation you have selected among these Sub-Accounts. At your election, we will make these transfers on a quarterly, semi-annual or annual basis.

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No transfers to or from any Guarantee Period are permitted while this program is in effect.

Secured Future Program

Under the Secured Future Program, at issue, we divide your initial Purchase Payment between the Fixed Account and the Variable Account. For the Fixed Account portion, you choose a Guarantee Period from among those we offer, and we allocate to that Guarantee Period the portion of your Purchase Payment necessary so that at the end of the Guarantee Period, your Fixed Account allocation, including interest, will equal the entire amount of your initial Purchase Payment, less the amount of any Contract charges that have been deducted from the Fixed Account. The remainder of the original Purchase Payment will be invested in Sub-Accounts of your choice. At the end of the Guarantee Period, you will be guaranteed the amount of your Purchase Payment (assuming no withdrawals or transfers), plus you will have the benefit, if any, of the investment performance of the Sub-Accounts you have chosen. The Secured Future Program is subject to availability. Your Secured Future Program terminates at the end of the Guarantee Period and is not renewable into a new Guarantee Period. The Secured Future Program is no longer being offered. (See “The Fixed Account Options: The Guarantee Periods.”)

WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Cash Withdrawals

Requesting a Withdrawal

At any time during the Accumulation Phase you may withdraw in cash all or any portion of your Account Value. To make a withdrawal, other than a Systematic Withdrawal, you must send us a written request at our Service Address. Your request must specify whether you want to withdraw the entire amount of your Account or, if less, the amount you wish to receive.

All withdrawals may be subject to a withdrawal charge (see “Withdrawal Charge”) and withdrawals from your Fixed Account Value also may be subject to a Market Value Adjustment. (See “Market Value Adjustment.”) Upon request we will notify you of the amount we would pay in the event of a full or partial withdrawal. Withdrawals also may have adverse federal income tax consequences, including a 10% penalty tax. (See “TAX CONSIDERATIONS.”) You should carefully consider these tax consequences before requesting a cash withdrawal.

Full Withdrawals

If you request a full withdrawal, we calculate the amount we will pay you as follows: We start with your Account Value at the end of the Valuation Period during which we receive your withdrawal request; we deduct the Account Fee, if applicable, for the Account Year in which the withdrawal is made; we add the amount of any Market Value Adjustment applicable to your Fixed Account Value; and finally, we deduct any applicable withdrawal charge.

A full withdrawal results in the surrender of your Contract, and cancellation of all rights and privileges under your Contract.

Partial Withdrawals

Unless you specify otherwise, when you request a partial withdrawal, we will pay you the amount specified in your request adjusted by any applicable charges and/or Market Value Adjustment and then reduce the value of your Account by the amount of the withdrawal.

You may specify the amount you want withdrawn from each Sub-Account and/or Guarantee Period to which your Account is allocated. If you do not so specify, we will deduct the total amount you request pro rata, based on your Account Value at the end of the Valuation Period during which we receive your request.

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Partial withdrawals may affect the death benefit amount. In calculating the amount payable under the death benefit, we may reduce the benefit amount to an amount equal to the benefit amount payable immediately before the withdrawal multiplied by the ratio of the Account Value immediately after withdrawal to the Account Value immediately before the withdrawal. (See “Calculating the Death Benefit.”)

If you request a partial withdrawal that would result in your Account Value being reduced to an amount less than the Account Fee for the Account Year in which you make the withdrawal, we reserve the right to treat it as a request for a full withdrawal (i.e., a surrender of your Contract).

Time of Payment

We will pay you the applicable amount of any full or partial withdrawal within seven days after we receive your withdrawal request, except in cases where we are permitted to defer payment under the Investment Company Act of 1940 and applicable state insurance law. Currently, we may defer payment of amounts you withdraw from the Variable Account only for the following periods:

•	when the New York Stock Exchange is closed (except weekends and holidays) or when the SEC determines trading on the New York Stock Exchange is restricted;

•	when the SEC determines that an emergency exists and that it is not reasonably practical (i) to dispose of securities held in the Variable Account or (ii) to determine the value of the net assets of the Variable Account;

•	when an SEC order permits us to defer payment for the protection of Participants; or

•	if mandated by applicable law.

If, pursuant to SEC rules, a government money market fund suspends payment of redemption proceeds in connection with a liquidation of the Fund, we will delay payment of any transfer, partial withdrawal, surrender, loan, or death benefit from the corresponding Sub-Account until the Fund is liquidated. We also may defer payment of amounts you withdraw from the Fixed Account for up to six months from the date we receive your withdrawal request. We do not pay interest on the amount of any payments we defer.

If mandated under applicable law, we may be required to reject a Purchase Payment and/or block a Contract Owner’s account and thereby refuse to pay any request for transfers, withdrawals, surrenders or death benefits until instructions are received from the appropriate regulators. We may also be required to provide additional information about you or your account to governmental regulators.

Withdrawal Restrictions for Qualified Plans

If your Contract is a Qualified Contract, you should carefully check the terms of your retirement plan for limitations and restrictions on cash withdrawals.

Special restrictions apply to withdrawals from Contracts used for Section 403(b) annuities. (See “Tax-Sheltered Annuities” under “TAX CONSIDERATIONS.”)

When you make a withdrawal, we consider the oldest Purchase Payment that you have not already withdrawn to be withdrawn first, then the second oldest Purchase Payment, and so forth. Once all Purchase Payments are withdrawn, the balance withdrawn is considered to be accumulated value.

Withdrawal Charge

We do not deduct any sales charge from your Purchase Payments when they are made. However, we may impose a withdrawal charge (known as a “contingent deferred sales charge”) on certain amounts you withdraw. We impose this

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charge primarily to defray some of our expenses related to the sale of the Contracts, such as commissions we pay to agents, the cost of sales literature, and other promotional costs and transaction expenses.

Free Withdrawal Amount

In each Account Year you may withdraw a portion of your Account Value, which we call the “free withdrawal amount,” before incurring the withdrawal charge. For any year, the free withdrawal amount is equal to (1) 10% of the amount of all Purchase Payments you have made during the last seven Account Years, including the current Account Year (the “Annual Withdrawal Allowance”), plus (2) the amount of all Purchase Payments made before the last seven Account Years that you have not previously withdrawn. Any portion of the Annual Withdrawal Allowance that you do not use in an Account Year is cumulative, that is, it is carried forward and available for use in future years.

For convenience, we refer to Purchase Payments made during the last seven Account Years (including the current Account Year) as “New Payments,” and all Purchase Payments made before the last seven Account Years as “Old Payments.”

For example, assume you wish to make a withdrawal from your Contract in Account Year 10. You made an initial Purchase Payment of $10,000 in Account Year 1, you made one additional Purchase Payment of $8,000 in Account Year 8, and you made no previous withdrawals. Your Account Value in Account Year 10 is $35,000. The free withdrawal amount for Account Year 10 is $19,400, calculated as follows:

•	$800, which is the Annual Withdrawal Allowance for Account Year 10 (10% of the $8,000 Purchase Payment made in Account Year 8, the only New Payment); plus

•	$8,600, which is the total of the unused Annual Withdrawal Allowances of $1,000 for each of Account Years 1 through 7 and $800 for each of Account Years 8 and 9 that are carried forward and available for use in Account Year 10; plus

•	$10,000, which is the amount of all Old Payments that you have not previously withdrawn.

Withdrawal Charge on Purchase Payments

If you withdraw more than the free withdrawal amount in any Account Year, we consider the excess amount to be withdrawn first from New Payments that you have not previously withdrawn. We impose the withdrawal charge on the amount of these New Payments. Thus, the maximum amount on which we will impose the withdrawal charge in any year will never be more than the total of all New Payments that you have not previously withdrawn.

The amount of your withdrawal, if any, that exceeds the total of the free withdrawal amount plus the aggregate amount of all New Payments not previously withdrawn, is not subject to the withdrawal charge.

Order of Withdrawal

New Payments are withdrawn on a first-in first-out basis until all New Payments have been withdrawn. For example, assume the same facts as in the example above. In Account Year 10 you wish to withdraw $25,000. We attribute the withdrawal first to the free withdrawal amount of $19,400, which is not subject to the withdrawal charge. The remaining $5,600 is withdrawn from the Purchase Payment made in Account Year 8 (the only New Payment) and is subject to the withdrawal charge. The $2,400 balance of the Account Year 8 Purchase Payment will remain in your Account. If you make a subsequent $5,000 withdrawal in Account Year 10, $2,400 of that amount will be withdrawn from the remainder of the Account Year 8 Purchase Payment and will be subject to the withdrawal charge. The other $2,600 of your withdrawal (which exceeds the amount of all New Payments not previously withdrawn) will not be subject to the withdrawal charge.

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Calculation of Withdrawal Charge

We calculate the amount of the withdrawal charge by multiplying the Purchase Payments you withdraw by a percentage. The percentage varies according to the number of Account Years the Purchase Payment has been held in your Account, including the year in which you made the Purchase Payment, but not the year in which you withdraw it. Each Purchase Payment begins a new seven-year period and moves down a declining surrender charge scale at each Account Anniversary. Purchase Payments received during the current Account Year will be charged 6% if withdrawn. On your next scheduled Account Anniversary, that Purchase Payment along with any other Purchase Payments made during that Account Year, will be considered to be in their second Account Year and will have a 5% withdrawal charge. On the next Account Anniversary, these Purchase Payments will move into their third Account Year and will have a withdrawal charge of 5%. The withdrawal charge decreases according to the number of Account Years the Purchase Payment has been in your Account. The declining withdrawal charge scale is as follows:

Number of Account Years Purchase Payment Has Been In Your Account	Withdrawal Charge
0 - 1	6%
2 - 3	5%
4 - 5	4%
6	3%
7 or more	0%

For example, using the same facts as in the example in “Free Withdrawal Amount” above, the percentage applicable to the withdrawals in Account Year 10 of Purchase Payments made in Account Year 8 would be 5%, because the number of Account Years the Purchase Payments have been held in your Account would be 2. You may want to consider deferring a withdrawal because withdrawal charges decline the longer the Purchase Payment is held in your Account.

The withdrawal charge will never be greater than 6% of the aggregate amount of Purchase Payments you make under the Contract.

For a Group Contract, we may modify the withdrawal charges and limits, upon notice to the Owner of the Group Contract. However, any modification will only apply to Accounts established after the date of the modification.

For additional examples of how we calculate withdrawal charges, see Appendix B.

Types of Withdrawals Not Subject to Withdrawal Charge

We do not impose a withdrawal charge on withdrawals from the Accounts of (a) our employees, (b) employees of our affiliates, or (c) licensed insurance agents who sell the Contracts. We also may waive withdrawal charges with respect to Purchase Payments derived from the surrender of other annuity contracts we issue.

Nursing Home Waiver

We will waive the withdrawal charge for a full withdrawal if:

•	the nursing home waiver is approved in the state of issue;

•	at least one year has passed since we issued your Contract; and

•	you are confined to an eligible nursing home and have been confined there for at least the preceding 180 days, or any shorter period required by your state.

An “eligible nursing home” means a licensed hospital or licensed skilled or intermediate care nursing facility at which medical treatment is available on a daily basis and daily medical records are kept for each patient. You must provide us evidence of confinement in the form we determine. To find out where the nursing home waiver is approved, you can call us at (877) 253-2323.

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Minimum Distributions

For each Qualified Contract, the free withdrawal amount in any Account Year will be the greater of the free withdrawal amount described above and any amounts required to be withdrawn to comply with the minimum distribution requirement of the Internal Revenue Code. This applies only to the portion of the required minimum distribution attributable to that Qualified Contract.

Other Withdrawals

We do not impose withdrawal charges:

•	on amounts you apply to provide an annuity;

•	on amounts withdrawn from a Non-Qualified Contract as part of our non-qualified stretch program;

•	on amounts we pay as a death benefit;

•	on amounts you transfer among the Sub-Accounts, between the Sub-Accounts and the Fixed Account, or within the Fixed Account; or

•	on any amounts transferred as a part of an optional program.

Market Value Adjustment

Market Value Adjustments only apply to Contracts investing in the Fixed Account and are only applicable to Contracts that have allocated money to the Fixed Account Guarantee Period options that we make available from time to time.

If permitted under the laws of your state, we will apply a Market Value Adjustment if you withdraw or transfer amounts from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period. For this purpose, using Fixed Account Value to provide an annuity is considered a withdrawal, and the Market Value Adjustment will apply. However, we will not apply the Market Value Adjustment to automatic transfers to a Sub-Account from a Guarantee Period as part of our dollar-cost averaging program.

We apply the Market Value Adjustment separately to each Guarantee Amount in the Fixed Account, that is, to each separate allocation you have made to a Guarantee Period together with interest credited on that allocation. However, we do not apply the adjustment to the amount of interest credited during your current Account Year. Any withdrawal from a Guarantee Amount is attributed first to such interest.

A Market Value Adjustment may increase or have no effect on your Account Value. This will depend on changes in interest rates since you made your allocation to the Guarantee Period and the length of time remaining in the Guarantee Period. In general, if the Guaranteed Interest Rate we currently declare for Guarantee Periods equal to the balance of your Guarantee Period (or your entire Guarantee Period for Guarantee Periods of less than one year) is lower than your Guaranteed Interest Rate, the Market Value Adjustment is likely to increase your Account Value.

Effective March 19, 2012, we have amended your Contract or Certificate by limiting (i.e., putting a “floor” on) any downward Market Value Adjustment that might be applied after March 19, 2012, to withdrawals or transfers out of a Guarantee Period. The “floor” ensures that, if you withdraw or transfer money from your Fixed Account Value more than 30 days before the end of the applicable Guarantee Period, we will not apply a Market Value Adjustment that would reduce the amount withdrawn before the deduction of any applicable Contract charges. We will, however, continue to apply any positive Market Value Adjustment that would increase the amount withdrawn.

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We determine the amount of the Market Value Adjustment by multiplying the amount that is subject to the adjustment by the following formula:

(1 + I	)	N/12	- 1
1 + J + b

where:

I	is the Guaranteed Interest Rate applicable to the Guarantee Amount from which you withdraw, transfer or annuitize;

J	is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for Guarantee Periods equal to the length of time remaining in the Guarantee Period applicable to your Guarantee Amount, rounded to the next higher number of complete years, for Guarantee Periods of one year or more. For any Guarantee Periods of less than one year, J is the Guaranteed Interest Rate we declare at the time of your withdrawal, transfer or annuitization for a Guarantee Period of the same length as your Guarantee Period. If, at that time, we do not offer the applicable Guarantee Period we will use an interest rate determined by straight-line interpolation of the Guaranteed Interest Rates for the Guarantee Periods we do offer;

N	is the number of complete months remaining in your Guarantee Period; and

b	is a factor that currently is 0% but that in the future we may increase to up to 0.25%. Any increase would be applicable only to Participants who purchase their Contracts after the date of that increase.

We will apply the Market Value Adjustment to the amount being withdrawn after deduction of any Account Fee, if applicable, but before we impose any withdrawal charge on the amount withdrawn.

For examples of how we calculate the Market Value Adjustment, see Appendix B.

No Market Value Adjustment will apply to Contracts issued in the states of Maryland, Texas and Washington, or to one-year Guarantee Periods under Contracts issued in the State of Oregon.

CONTRACT CHARGES

Account Fee

During the Accumulation Phase of your Contract, we will deduct from your Account Value an annual Account Fee to help cover the administrative expenses we incur related to the issuance of Contracts and the maintenance of Accounts. We deduct the Account Fee on each Account Anniversary, which is the anniversary of the first day of the month after we issue your Contract. In Account Years 1 through 5, the Account Fee is equal to the lesser of $35 or 2% of your Account Value. After Account Year 5, we may change the Account Fee each year, but the Account Fee will never exceed the lesser of $50 or 2% of your Account Value. We deduct the Account Fee pro rata from each Sub-Account and each Guarantee Period, based on the allocation of your Account Value on your Account Anniversary.

We will not charge the annual Account Fee if:

•	your Account Value has been allocated only to the Fixed Account during the applicable Account Year; or

•	your Account Value is more than $75,000 on your Account Anniversary.

If you make a full withdrawal of your Account, we deduct the full amount of the Account Fee at the time of the withdrawal. In addition, on the Annuity Commencement Date we will deduct a pro rata portion of the Account Fee to reflect the time elapsed between the last Account Anniversary and the day before the Annuity Commencement Date.

After the Annuity Commencement Date, we deduct an annual Account Fee of $35 in the aggregate in equal amounts from each Variable Annuity payment we make during the year. We do not deduct any Account Fee from Fixed Annuity payments.

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Administrative Expense Charge

We deduct an administrative expense charge from the assets of the Variable Account during both the Accumulation Phase and the Income Phase. During the Accumulation Phase, this charge is deducted at an annual effective rate equal to 0.15% of your average daily Variable Account Value. During the Income Phase, this charge is included as part of the total insurance charges deducted from Annuity Unit values. This charge is designed to reimburse us for expenses we incur in administering the Contracts, the Accounts and the Variable Account that are not covered by the annual Account Fee.

Depending on the amount of expenses that we incur, we expect that we may earn a profit from this charge. If so, we may use the profit for any proper corporate purpose, including paying any other expenses in connection with the Contracts or adding to our corporate surplus.

Mortality and Expense Risk Charge

During the Accumulation Phase, we deduct a mortality and expense risk charge from the assets of the Variable Account at an effective annual rate equal to 1.25%. We assume numerous mortality and expense risks under the Contracts. These risks include, but are not limited to, (1) the risk that arises from our contractual obligation to continue to make annuity payments to each Annuitant, regardless of how long the Annuitant lives and regardless of how long all Annuitants as a group live; (2) the risk that arises from our contractual obligation to pay a death benefit upon the death of the Participant prior to the Annuity Commencement Date, including in cases where the death benefit is greater than a Contract’s Account Value; (3) the risk that our cost of providing benefits according to the terms of any optional death benefit riders will exceed the amount of the charges we deduct for those riders; and (4) the risk that the annual Account Fee and the administrative expense charge we assess under the Contracts may be insufficient to cover the actual total administrative expenses we incur. If the amount of the charge is insufficient to cover our costs resulting from these and other mortality and expense risks, we will bear the loss. If, as we expect, the amount of the charge is more than sufficient to cover the risks, we will make a profit on the charge. We may use this profit for any proper corporate purpose, including the payment of marketing and distribution expenses for the Contracts. In setting the rate of this charge, we not only consider our expected mortality and expense risks, but also our objective to earn a profit from the Contracts, after all of the costs, expenses, credits, and benefits we expect to pay in connection with the Contracts.

Premium Taxes

Some states and local jurisdictions impose a premium tax on us that is equal to a specified percentage of the Purchase Payments you make. In many states there is no premium tax. We believe that the amounts of applicable premium taxes currently range from 0% to 3.5%. You should consult a qualified tax professional to find out if you could be subject to a premium tax and the amount of any tax.

In order to reimburse us for the premium tax we may pay on Purchase Payments, our policy is to deduct the amount of such taxes from the amount you apply to provide an annuity at the time of annuitization. However, we reserve the right to deduct the amount of any applicable tax from your Account at any time, including at the time you make a Purchase Payment or make a full or partial withdrawal. We do not make any profit on the deductions we make to reimburse premium taxes.

Fund Expenses and Restrictions

There are fees and expenses deducted from each Fund of the Trust. These fees and expenses are described in the relevant Fund’s prospectus and related Statement of Additional Information.

Under certain circumstances, the board of directors of a government money market fund would have the discretion to impose a liquidity fee on redemptions from the money market fund and to implement a redemption gate that would temporarily suspend redemptions from the fund. We reserve the right to implement, administer and charge you for any such fee or restriction imposed by the fund.

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Modification in the Case of Group Contracts

For Group Contracts, we may modify the annual Account Fee, the administrative expense charge and the mortality and expense risk charge upon notice to Owners. However, such modification will apply only with respect to Participant Accounts established after the effective date of the modification.

DEATH BENEFIT

If you die during the Accumulation Phase, we will pay a death benefit to the designated Beneficiary(ies), using the payment method elected (a single cash payment or one of our Annuity Options). If the Beneficiary is not living on the date of your death, we will pay the death benefit to the Annuitant, or, if the Annuitant is not then living, in one sum to your estate. We do not pay a death benefit if you die during the Income Phase. However, the Beneficiary will receive any payments provided under an Annuity Option that is in effect.

Amount of Death Benefit

To calculate the amount of your death benefit, we use a “Death Benefit Date.” The Death Benefit Date is the date we receive proof of your death in an acceptable form (“Due Proof of Death”) if you have elected a death benefit payment method before your death and it remains effective. Otherwise, the Death Benefit Date is the later of the date we receive Due Proof of Death or the date we receive the Beneficiary’s election of either payment method or, if the Beneficiary is your spouse, Contract continuation. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period.

The amount of the death benefit is determined as of the Death Benefit Date.

If you were 85 or younger on your Contract Date (the date we accepted your first Purchase Payment), the death benefit will be the greatest of the following amounts:

(1)	your Account Value for the Valuation Period during which the Death Benefit Date occurs;

(2)	the amount we would pay if you had surrendered your entire Account on the Death Benefit Date;

(3)	your Account Value on the Seven-Year Anniversary immediately before the Death Benefit Date, adjusted for subsequent Purchase Payments and partial withdrawals and charges made between the Seven-Year Anniversary and the Death Benefit Date;

(4)	your highest Account Value on any Account Anniversary before your 81st birthday, adjusted for subsequent Purchase Payments and partial withdrawals made between that Account Anniversary and the Death Benefit Date; and

(5)	your total Purchase Payments plus interest accruals thereon, adjusted for partial withdrawals; interest will accrue on Purchase Payments allocated to and transfers to the Variable Account while they remain in the Variable Account at a rate of 5% per year until the first day of the month following your 80th birthday, or until the Purchase Payment or amount transferred has doubled in amount, whichever is earlier.

If the Annuitant was 86 or older on your Contract Date, the death benefit is equal to amount (2) above; because this amount will reflect any applicable withdrawal charges and Market Value Adjustment, it may be less than your Account Value.

If your Contract is a traditional Individual Retirement Annuity or a 403(b) TSA annuity, required minimum distributions under the Internal Revenue Code may affect the value of your death benefit. Please refer to “Required Minimum Distribution Requirements” under “TAX CONSIDERATIONS” for more information regarding tax issues that you should consider before choosing a death benefit.

Spousal Continuance

If your spouse is your Beneficiary, upon your death your spouse may elect to continue the Contract as the Participant, rather than receive the death benefit. In that case, the amount of your death benefit, calculated as described under

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“Amount of Death Benefit,” will become the Contract’s Account Value on the Death Benefit Date. All other provisions of the Contract, including any withdrawal charges, will continue as if your spouse had purchased the Contract on the original date of coverage. Upon surrender or annuitization, this increased amount will not be treated as premium, but will be treated as income.

Calculating the Death Benefit

In calculating the death benefit amount payable under (3), (4) and (5) above, any partial withdrawals will reduce the amount by the ratio of the Account Value immediately following the withdrawal to the Account Value immediately before the withdrawal.

If the death benefit is amount (2), (3), (4) or (5) above, your Account Value will be increased by the excess, if any, of that amount over amount (1). Any such increase will be allocated to the Sub-Accounts in proportion to your Account Value in those Sub-Accounts on the Death Benefit Date. Also, any portion of this new Account Value attributed to the Fixed Account will be transferred to the Money Market Sub-Account (without the application of a Market Value Adjustment). The Beneficiary may then transfer to the Fixed Account and begin a new Guarantee Period, if we are then currently offering Fixed Account options.

Method of Paying Death Benefit

The death benefit may be paid in a single cash payment or as an annuity (either fixed, variable or a combination), under one or more of our Annuity Options. We describe the Annuity Options under “The Income Phase - Annuity Provisions.”

During the Accumulation Phase, you may elect the method of payment for the death benefit. These elections are made by sending us at our Service Address an election form, which we will provide. If no such election is in effect on the date of your death, the Beneficiary may elect either a single cash payment or an annuity. If the Beneficiary is the Participant’s spouse, the Beneficiary may elect to continue the Contract. This election is made by sending us a letter of instruction. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, we will pay the death benefit in a single cash payment.

If we pay the death benefit in the form of an Annuity Option, the Beneficiary becomes the Annuitant/Payee under the terms of that Annuity Option. (See “The Income Phase - Annuity Provisions.”)

Non-Qualified Contracts

If your Contract is a Non-Qualified Contract, special distribution rules apply to the payment of the death benefit. The amount of the death benefit must be distributed either (1) as a lump sum within five years after your death or (2) if in the form of an annuity, over a period not greater than the life or expected life of the “designated beneficiary” within the meaning of Section 72(s) of the Internal Revenue Code, with payments beginning no later than one year after your death.

The person you have named a Beneficiary under your Contract, if any, will be the “designated beneficiary.” If the named Beneficiary is not living and no contingent beneficiary has been named, the Annuitant automatically becomes the designated beneficiary.

If the designated beneficiary is your surviving spouse, your spouse may continue the Contract in his or her own name as Participant. To make this election, your spouse must give us written notification within 60 days after we receive Due Proof of Death. The special distribution rules will then apply on the death of your spouse. To understand what happens when your spouse continues the Contract, see “Spousal Continuance,” above.

During the Income Phase, if the Annuitant dies, the remaining value of the Annuity Option(s) in place must be distributed at least as rapidly as the method of distribution under that option.

If the Participant is not a natural person, the special distribution rules apply on a change in, or the death of, any Annuitant or Co-Annuitant.

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Payments made in contravention of these special rules would adversely affect the treatment of the Contracts as annuity contracts under the Internal Revenue Code. Neither you nor the Beneficiary may exercise rights that would have that effect.

Selection and Change of Beneficiary

You select your Beneficiary in your Application. You may change your Beneficiary at any time by sending us written notice on our required form, unless you previously made an irrevocable Beneficiary designation. A new Beneficiary designation is not effective until we record the change.

Every state has unclaimed property laws which generally declare annuity contracts to be abandoned after a period of inactivity of three to five years from the contract’s Annuity Commencement Date or date the death benefit is due and payable. For example, if the payment of a death benefit has been triggered, but, if after a thorough search, we are still unable to locate your Beneficiary, or your Beneficiary does not come forward to claim the death benefit in a timely manner, the death benefit will be paid to the abandoned property division or unclaimed property office of the state in which you or your Beneficiary last resided, as shown on our books and records, or to our state of domicile. This “escheatment” is revocable, however, and the state is obligated to pay the death benefit if your Beneficiary steps forward to claim it with the proper documentation. To prevent such escheatment, it is important that you update your Beneficiary designations, including full names and complete addresses, if and as they change.

Payment of Death Benefit

Payment of the death benefit in cash will be made within 7 days of the Death Benefit Date, except if we are permitted to defer payment in accordance with the Investment Company Act of 1940. If an Annuity Option is elected, the Annuity Commencement Date will be the first day of the second calendar month following the Death Benefit Date, and your Account will remain in effect until the Annuity Commencement Date.

Due Proof of Death

We accept any of the following as proof of any person’s death:

•	an original certified copy of an official death certificate;

•	an original certified copy of a decree of a court of competent jurisdiction as to the finding of death; or

•	any other proof we find satisfactory.

THE INCOME PHASE - ANNUITY PROVISIONS

During the Income Phase, we make regular monthly payments to the Annuitant.

The Income Phase of your Contract begins with the Annuity Commencement Date. On that date, we apply your Account Value, adjusted as described below, under the Annuity Option(s) you have selected, and we make the first annuity payment.

Once the Income Phase begins, no lump sum settlement option or cash withdrawals are permitted, except pursuant to Annuity Option D, Monthly Payments for a Specified Period Certain, as described under “Annuity Options,” and you cannot change the Annuity Option(s) selected. (Also, a Beneficiary receiving payments after the Annuitant’s death under Option B, Life Annuity with 60, 120, 180 or 240 Monthly Payments Certain, may elect to receive the discounted value of the remaining payments in a single sum, as discussed under “Annuity Options.”) You may request a full withdrawal before the Annuity Commencement Date, which will be subject to all charges applicable on withdrawals. (See “Withdrawals, Withdrawal Charges, and Market Value Adjustment.”)

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Selection of the Annuitant or Co-Annuitant

You select the Annuitant in your Application. The Annuitant is the person who receives annuity payments during the Income Phase and on whose life these payments are based. In your Contract, the Annuity Option(s) refer to the Annuitant as the “Payee.” If you name someone other than yourself as Annuitant and the Annuitant dies before the Income Phase, you become the Annuitant.

Under a Non-Qualified Contract, if you name someone other than yourself as the Annuitant, you may also select a Co-Annuitant, who will become the new Annuitant if the original Annuitant dies before the Income Phase. If both the Annuitant and Co-Annuitant die before the Income Phase, you become the Annuitant. If you have named both an Annuitant and a Co-Annuitant, you may designate one of them to become the sole Annuitant as of the Annuity Commencement Date, if both are living at that time. If you have not made that designation on the 30th day before the Annuity Commencement Date, and both the Annuitant and the Co-Annuitant are still living, the Co-Annuitant will become the Annuitant on the Annuity Commencement Date.

When an Annuity Option has been selected as the method of paying the death benefit, the Beneficiary is the Payee of the annuity payment.

Selection of the Annuity Commencement Date

You select the Annuity Commencement Date in your Application. The following restrictions apply to the date you may select:

•	The earliest possible Annuity Commencement Date is the first day of the second month following your Contract Date.

•	The latest possible Annuity Commencement Date is the first day of the month following the Annuitant’s 95th birthday (“maximum Annuity Commencement Date”) or, if there is a Co-Annuitant, the 95th birthday of the younger of the Annuitant and Co-Annuitant.

•	The Annuity Commencement Date must always be the first day of a calendar month.

You may change the Annuity Commencement Date from time to time by sending us written notice, in a form acceptable to us, with the following additional limitations:

•	We must receive your notice, in Good Order, at least 30 days before the current Annuity Commencement Date.

•	The new Annuity Commencement Date must be at least 30 days after we receive the notice.

There may be other restrictions on your selection of the Annuity Commencement Date imposed by your retirement plan or applicable law. In most situations, current law requires that for a Qualified Contract, certain minimum distributions must commence no later than April 1 following the year the Annuitant reaches age 70 1⁄2 (or, for Qualified Contracts other than IRAs, no later than April 1 following the year the Annuitant retires, if later than the year the Annuitant reaches age 70 1⁄2).

Annuity Options

We offer the following Annuity Options for payments during the Income Phase. Each Annuity Option may be selected for a Variable Annuity, a Fixed Annuity, or a combination of both. We may also agree to other settlement options, at our discretion.

Annuity Option A - Life Annuity

We provide monthly payments during the lifetime of the Annuitant. Annuity payments stop when the Annuitant dies. There is no provision for continuation of any payments to a Beneficiary.

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Annuity Option B - Life Annuity With 60, 120, 180 or 240 Monthly Payments Certain

We make monthly payments during the lifetime of the Annuitant. In addition, we guarantee that the Beneficiary will receive monthly payments for the remainder of the period certain, if the Annuitant dies during that period. The election of a longer period results in smaller monthly payments. If no Beneficiary is designated, we pay the discounted value of the remaining payments in one sum to the Annuitant’s estate. The Beneficiary may also elect to receive the discounted value of the remaining payments in one sum. The discount rate for a Variable Annuity will be the assumed interest rate of 3%; the discount rate for a Fixed Annuity will be based on the interest rate we used to determine the amount of each payment.

Annuity Option C - Joint and Survivor Annuity

We make monthly payments during the lifetime of the Annuitant and another person you designate and during the lifetime of the survivor of the two. We stop making payments when the survivor dies. There is no provision for continuance of any payments to a Beneficiary.

Annuity Option D - Monthly Payments for a Specified Period Certain

We make monthly payments for a specified period of time from 5 to 30 years, as you elect. The longer the period you elect, the smaller your monthly payments will be. If payments under this option are paid on a Variable Annuity basis, the Annuitant may elect to receive some or all of the discounted value of the remaining payments, less any applicable withdrawal charge; the discount rate for this purpose will be the assumed interest rate of 3%. If the Annuitant dies during the period selected, the remaining income payments are made as described above for payments to a Beneficiary under Annuity Option B. The election of this Annuity Option may result in the imposition of a penalty tax.

Selection of Annuity Option

You select one or more of the Annuity Options, which you may change during the Accumulation Phase, as long as we receive your selection or change in writing at least 30 days before the Annuity Commencement Date. If we have not received your written selection on the 30th day before the Annuity Commencement Date, you will receive Annuity Option B, for a life annuity with 120 monthly payments certain.

You must specify the proportion of your Adjusted Account Value you wish to provide a Variable Annuity or a Fixed Annuity. Under a Variable Annuity, the dollar amount of annuity payments will vary, while under a Fixed Annuity, the dollar amount of payments will remain the same. If you do not specify a Variable Annuity or a Fixed Annuity, your Adjusted Account Value will be divided between Variable Annuities and Fixed Annuities in the same proportions as your Account Value was divided between the Variable and Fixed Accounts on the Annuity Commencement Date. You may allocate your Adjusted Account Value applied to a Variable Annuity among the Sub-Accounts, or we will use your existing allocations.

There may be additional limitations on the options you may elect under your particular retirement plan or applicable law.

Remember that the Annuity Options may not be changed once annuity payments begin.

Amount of Annuity Payments

Adjusted Account Value

The Adjusted Account Value is the amount we apply to provide a Variable Annuity and/or a Fixed Annuity. We calculate Adjusted Account Value by taking your Account Value on the Business Day immediately prior to the Annuity Commencement Date and making the following adjustments:

•	We deduct a proportional amount of the annual Account Fee, based on the fraction of the current Account Year that has elapsed.

•	If applicable, we apply the Market Value Adjustment to your Account Value in the Fixed Account, which may result in a deduction, an addition, or no change to your Account Value.

•	We deduct any applicable premium tax or similar tax if not previously deducted.

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Variable Annuity Payments

Variable Annuity payments may vary each month. We determine the dollar amount of the first payment using the portion of your adjusted Account Value applied to a Variable Annuity and the annuity payment rates in your Contract, which are based on an assumed interest rate of 3% per year, compounded annually. (See “Annuity Payment Rates.”)

To calculate the remaining payments, we convert the amount of the first payment into Annuity Units for each Sub-Account; we determine the number of those Annuity Units by dividing the portion of the first payment attributable to the Sub-Account by the Annuity Unit value of that Sub-Account for the Valuation Period ending just before the Annuity Commencement Date. This number of Annuity Units for each Sub-Account will remain constant (unless the Annuitant requests a transfer among Sub-Accounts). However, the dollar amount of the next Variable Annuity payment, which is the sum of the number of Annuity Units for each Sub-Account times its Annuity Unit value for the Valuation Period ending just before the date of the payment, will increase, decrease, or remain the same, depending on the net investment return of the Sub-Accounts.

If the net investment return of the Sub-Accounts selected is the same as the assumed interest rate of 3%, compounded annually, the payments will remain level. If the net investment return exceeds the assumed interest rate, payments will increase and, conversely, if it is less than the assumed interest rate, payments will decrease.

Please refer to the Statement of Additional Information for more information about calculating Variable Annuity Units and Variable Annuity payments, including examples of these calculations.

Fixed Annuity Payments

Fixed Annuity payments are the same each month. We determine the dollar amount of each Fixed Annuity payment using the fixed portion of your Adjusted Account Value and the applicable annuity payment rates. These will be either (1) the rates in your Contract, which are based on a minimum guaranteed interest rate of 3% per year, compounded annually, or (2) new rates we have published and are using on the Annuity Commencement Date, if they are more favorable. (See “Annuity Payment Rates.”)

Minimum Payments

If your Adjusted Account Value is less than $2,000, or the first annuity payment for any Annuity Option is less than $20, we will pay the Adjusted Account Value to the Annuitant in one payment.

Transfer of Variable Annuity Units

During the Income Phase, the Annuitant may transfer Annuity Units from one Sub-Account to another, up to 12 times each Account Year. Any such transfers may be subject to any restrictions or other policies that the Funds have adopted to protect the Funds from short-term trading or other practices that are potentially harmful to the Fund (the “Funds’ Trading Policies”). The applicability of the Funds’ Trading Policies is the same during the Income Phase as during the Accumulation Phase, and this is discussed in this Prospectus under “Funds’ Trading Policies.” For the reasons discussed there, you should review and comply with each Fund’s Trading Policies, which are generally disclosed in the Funds’ current prospectuses.

During the Income Phase, the Annuitant, the authorized representative of the broker-dealer of record, or another authorized third party may request transfers by telephone, or in writing by submitting the request to our Service Address, stating the number of Annuity Units in the Sub-Account he or she wishes to transfer and the new Sub-Account for which Annuity Units are requested. The number of new Annuity Units will be calculated so the dollar amount of an annuity payment on the date of the transfer would not be affected. To calculate this number, we use Annuity Unit values for the Valuation Period during which we receive the transfer request.

Before transferring Annuity Units from one Sub-Account to another, you should carefully review the Fund prospectus for the investment objectives and risk disclosure of the Fund in which the Sub-Accounts invest.

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During the Income Phase, we permit only transfers among Sub-Accounts. No transfers to or from a Fixed Annuity are permitted.

Account Fee

During the Income Phase, we deduct the annual Account Fee in equal amounts from each Variable Annuity payment. We do not deduct the annual Account Fee from Fixed Annuity payments. (See “Account Fee” under “Contract Charges.”)

Annuity Payment Rates

Annuity payment rates are the rates we use to determine the dollar amount of an annuity payment under each Annuity Option. The Contract contains annuity payment rate schedules for each Annuity Option described in this Prospectus. These schedules show, for each $1,000 applied, the dollar amount of: (a) the first monthly Variable Annuity payment based on the assumed interest rate specified in the applicable Contract (at least 3% per year, compounded annually); and (b) the monthly Fixed Annuity payment, when this payment is based on the minimum guaranteed interest rate specified in the Contract (at least 3% per year, compounded annually). We may change these rates under Group Contracts for Accounts established after the effective date of such change. (See “Other Contract Provisions - Modification.”)

The annuity payment rates may vary according to the Annuity Option(s) elected and the adjusted age of the Annuitant. The Contract also describes the method of determining the adjusted age of the Annuitant. The mortality table used in determining the annuity payment rates for Options A, B, and C is the 1983 Individual Annuitant Mortality Table.

Annuity Options as Method of Payment for Death Benefit

You or your Beneficiary may also select one or more Annuity Options to be used in the event of your death before the Income Phase, as described under the “Death Benefit” section of this Prospectus. In that case, your Beneficiary will be the Annuitant/Payee. The Annuity Commencement Date will be the first day of the second month beginning after the Death Benefit Date.

OTHER CONTRACT PROVISIONS

Exercise of Contract Rights

An Individual Contract belongs to the individual to whom the Contract is issued. A Group Contract belongs to the Owner. In the case of a Group Contract, the Owner may expressly reserve all Contract rights and privileges; otherwise, each Participant will be entitled to exercise such rights and privileges. In any case, such rights and privileges can be exercised without the consent of the Beneficiary (other than an irrevocably designated Beneficiary) or any other person. Such rights and privileges may be exercised only before the Annuity Commencement Date, except as the Contract otherwise provides.

The Annuitant becomes the Payee on and after the Annuity Commencement Date. The Beneficiary becomes the Payee on the death of the Participant prior to the Annuity Commencement Date, or on the death of the Annuitant after the Annuity Commencement Date. Such Payee may thereafter exercise such rights and privileges, if any, of ownership which continue.

Change of Ownership

Ownership of a Qualified Contract may not be transferred except to: (1) the Annuitant; (2) a trustee or successor trustee of a pension or profit sharing trust which is qualified under Section 401 of the Internal Revenue Code; (3) the employer of the Annuitant, provided that the Qualified Contract after transfer is maintained under the terms of a retirement plan qualified under Section 403(a) of the Internal Revenue Code for the benefit of the Annuitant; (4) the trustee or custodian of an individual retirement account plan qualified under Section 408 of the Internal Revenue Code for the benefit of the Participants under a Group Contract; or (5) as otherwise permitted from time to time by laws and

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regulations governing the retirement or deferred compensation plans for which a Qualified Contract may be issued. Subject to the foregoing, a Qualified Contract may not be sold, assigned, transferred, discounted or pledged as collateral for a loan or as security for the performance of an obligation or for any other purpose to any person other than the Company.

The Owner of a Non-Qualified Contract may change the ownership of the Contract prior to the last Annuity Commencement Date, and each Participant, in like manner, may change the ownership interest in a Contract. A change of ownership will not be binding on us until we receive written notification. When we receive such notification, the change will be effective as of the date on which the request for change was signed by the Owner or Participant, as appropriate, but the change will be without prejudice to us on account of any payment we make or any action we take before receiving the change. If you change the Owner of a Non-Qualified Contract, you will become immediately liable for the payment of taxes on any gain realized under the Contract prior to the change of ownership, including possible liability for a 10% federal excise tax.

Voting of Fund Shares

To the extent required by law, we will vote all shares held in the Variable Account in accordance with instructions we receive from persons with voting interests in the Funds. During the Accumulation Phase, you will have the right to give voting instructions, except in the case of a Group Contract in which the Owner has reserved this right. During the Income Phase, the Payee (that is, the Annuitant or Beneficiary entitled to receive benefits) is the person having the right to give voting instructions.

Before a vote of the shareholders of a Fund occurs, each person with voting interests in the Fund will receive voting materials from us. We will ask those persons to instruct us on how to vote and to return their respective voting instructions to us in a timely manner. Each such person is permitted to cast votes based on the dollar value of the shares of each Fund that we hold for your Contract in the corresponding Sub-Account. We calculate this value based on the number of Variable Accumulation Units or Variable Annuity Units allocated to your Contract as of the date set by the Fund and the value of each Variable Accumulation Unit or Variable Annuity Unit on that date. We count fractional votes.

We will vote any shares attributable to us and Fund shares for which no timely voting instructions are received in the same proportion as the shares for which we receive instructions from person(s) with voting interests in the Fund. Because of this method of proportional voting, a small number of persons with voting interests in the Fund may determine the outcome of a shareholder vote. If, however, we determine that we are permitted to vote the Fund shares in our own right, then we may do so.

Note: Owners of Qualified Contracts issued on a group basis may be subject to other voting provisions of the particular retirement plan and under the Investment Company Act of 1940. Employees who contribute to retirement plans that are funded by the Contracts may be entitled to instruct the Owners as to how to instruct us to vote the Fund shares attributable to their contributions. Such retirement plans may also provide the additional extent, if any, to which an Owner shall follow voting instructions of persons with rights under those plans. If no voting instructions are received from any such person with respect to a particular Contract, the Owner may instruct us as to how to vote the number of Fund shares for which instructions may be given.

Reports to Owners

We will send you, by regular U.S. mail, confirmation of all Purchase Payments (including any interest credited), withdrawals, (including any withdrawal charges, negative market value adjustments, and federal taxes on withdrawals), minimum distributions, death benefit payments, and transfers (excluding dollar-cost averaging transfers). Such confirmations will be sent within two business days after the transaction occurs.

In addition, within five business days after each calendar quarter, we will send you a statement showing your current Account Value, death benefit value, and investment allocation by asset class. Each quarterly statement will detail transactions that occurred during the last calendar quarter including Purchase Payments, annuity payments, transfers (including dollar-cost averaging transfers), partial withdrawals, systematic withdrawals, minimum distributions, portfolio rebalancing, asset reallocations, and annual contract fees assessed.

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We will also send you annual and semi-annual reports of the funds in which you are invested, including a list of investments held by each portfolio as of the current date of the report.

If you have enrolled in the electronic delivery service and consented to receive documents electronically, we will send you an email at the address you provided notifying you when we have posted your confirmations, statements, and reports on our website.

It is your obligation to review each such statement carefully and to report to us, at the address or telephone number provided on the statement, any errors or discrepancies in the information presented therein within 60 days of the date of such statement. Unless we receive notice of any such error or discrepancy from you within such period, we may not be responsible for correcting the error or discrepancy.

Substitution of Securities

Shares of any or all Funds of the Trust may not always be available for investment under the Contract. We may add or delete Funds or other investment companies as variable investment options under the Contracts. We may also substitute for the shares held in any Sub-Account shares of another Fund or shares of another registered open-end investment company or unit investment trust for the shares held in any Sub-Account, provided that the substitution has been approved, if required, by the SEC. You will receive notice of any such Fund changes that affect your Contract by a supplement to this Prospectus.

Change in Operation of Variable Account

At our election and subject to any necessary vote by persons having the right to give instructions with respect to the voting of Fund shares held by the Sub-Accounts, the Variable Account may be operated as a management company under the Investment Company Act of 1940 or it may be deregistered under the Investment Company Act of 1940 in the event registration is no longer required. Deregistration of the Variable Account requires an order by the SEC. In the event of any change in the operation of the Variable Account pursuant to this provision, we may supplement this Prospectus to reflect the change and take such other action as we deem necessary and appropriate to effect the change.

Splitting Units

We reserve the right to split or combine the value of Variable Accumulation Units, Annuity Units or any of them. In effecting any such change of unit values, strict equity will be preserved and no change will have a material effect on the benefits or other provisions of the Contracts. Any changes we make by splitting or combining Variable Accumulation Unit values must comply with federal securities laws and regulations.

Modification

Upon notice to the Participant, in the case of an Individual Contract, and the Owner and Participant(s), in the case of a Group Contract (or the Payee(s) during the Income Phase), we may modify the Contract if such modification is consistent with federal securities laws and regulations and: (1) is necessary to make the Contract or the Variable Account comply with any law or regulation issued by a governmental agency to which the Company or the Variable Account is subject; (2) is necessary to assure continued qualification of the Contract under the Internal Revenue Code or other federal or state laws relating to retirement annuities or annuity contracts; (3) is necessary to reflect a change in the operation of the Variable Account or the Sub-Account(s) (see “Change in Operation of Variable Account”); (4) provides additional Variable Account and/or fixed accumulation options; or (5) as may otherwise be in the best interests of Owners, Participants, or Payees, as applicable. In the event of any such modification, we may supplement this Prospectus to reflect such modification.

In addition, upon notice to the Owner, we may modify a Group Contract to change the withdrawal charges, Account Fee, mortality and expense risk charges, administrative expense charges, the tables used in determining the amount of the first monthly variable annuity and fixed annuity payments and the formula used to calculate the Market Value Adjustment, provided that such modification applies only to Participant Accounts established after the effective date of

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such modification. In order to exercise our modification rights in these particular instances, we must notify the Owner of such modification in writing. The notice shall specify the effective date of such modification which must be at least 60 days following the date we mail notice of modification. All of the charges and the annuity tables which are provided in the Group Contract prior to any such modification will remain in effect permanently, unless improved by the Company, with respect to Participant Accounts established prior to the effective date of such modification.

Limitation or Discontinuance of New Participants

We may limit or discontinue the acceptance of new Applications and the issuance of new Certificates under a Group Contract by giving 30 days prior written notice to the Owner. This will not affect rights or benefits with respect to any Participant Accounts established under such Group Contract prior to the effective date of such limitation or discontinuance.

Reservation of Rights

We reserve the right, to the extent permitted by law, to: (1) combine any two or more variable accounts or Sub-Accounts; (2) add or delete Series, sub-series thereof or other investment companies and corresponding Sub-Accounts; (3) add or remove Guarantee Periods available at any time for election by a Participant; and (4) restrict or eliminate any of the voting rights of Participants (or Owners) or other persons who have voting rights as to the Variable Account. Where required by law, we will obtain approval of changes from Participants or any appropriate regulatory authority. In the event of any change pursuant to this provision, we may supplement this Prospectus and make appropriate endorsement to the Contract as necessary to reflect the change.

Right to Return

If you are not satisfied with your Contract, you may return it by mailing or delivering it to us at our Service Address within 10 days, or longer if required by your state, after it was delivered to you. State law may also allow you to return the Contract to your sales representative. When we receive the returned Contract, it will be cancelled and we will refund to you your Account Value. However, if applicable state law requires, we will return the full amount of any Purchase Payment(s) we received.

If you are establishing an Individual Retirement Annuity (“IRA”), the Internal Revenue Code requires that we give you a disclosure statement containing certain information about the Contract and applicable legal requirements. We must give you this statement on or before the date the IRA is established. If we give you the disclosure statement before the seventh day preceding the date the IRA is established, you will not have any right of revocation under the Code. If we give you the disclosure statement at a later date, then you may give us a notice of revocation at any time within 7 days after your Contract Date. Upon such revocation, we will refund your Purchase Payment(s). This right of revocation with respect to an IRA is in addition to the return privilege set forth in the preceding paragraph. We allow a Participant establishing an IRA a “ten day free-look,” notwithstanding the provisions of the Internal Revenue Code.

TAX CONSIDERATIONS

This section provides general information on the federal income tax consequences of ownership of a Contract and is not intended as tax advice. Actual federal tax consequences will vary depending on, among other things, the type of retirement plan under which your Contract is issued. Also, legislation altering the current tax treatment of annuity contracts could be enacted in the future and could apply retroactively to Contracts that were purchased before the date of enactment. We make no attempt to consider any applicable state or other income tax laws, any state and local estate or inheritance tax, or other tax consequences of ownership or receipt of distributions under a Contract. We also make no guarantee regarding the federal, state, or local tax status of any Contract or any transaction involving any Contract. You should consult a qualified tax professional for advice before purchasing a Contract or executing any other transaction (such as a rollover, distribution, withdrawal or payment) involving a Contract.

When you invest in an annuity contract, you usually do not pay taxes on your investment gains until you withdraw the money - generally for retirement purposes. If you invest in a variable annuity as part of an individual retirement plan,

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pension plan or employer-sponsored retirement program, your Contract is called a “Qualified Contract.” If your annuity is independent of any formal retirement or pension plan, it is termed a “Non-Qualified Contract.” The tax rules applicable to Qualified Contracts vary according to the type of retirement plan and the terms and conditions of the plan.

U.S. Federal Income Tax Considerations

The following discussion applies only to those Contracts issued in the United States. For a discussion of tax considerations effecting Contracts issued in Puerto Rico, see “Puerto Rico Tax Considerations.”

Taxation of Non-Qualified Contracts

Deductibility of Purchase Payments. For federal income tax purposes, Purchase Payments made under Non-Qualified Contracts are not deductible. Under certain circumstances, Purchase Payments made under Qualified Contracts may be excludible or deductible from taxable income. Any such amounts will also be excluded from the “investment in the contract” for purposes of determining the taxable portion of any distributions from a Qualified Contract. As a general rule, regardless of whether you own a Qualified or a Non-Qualified Contract, the amount of your tax liability on earnings and distributions will depend upon the specific tax rules applicable to your Contract and your particular circumstances.

Pre-Distribution Taxation of Contracts. Generally, an increase in the value of a Contract will not give rise to a current income tax liability to the Owner of a Contract or to any payee under the Contract until a distribution is received from the Contract. However, certain assignments or pledges of a Contract or loans under a Contract will be treated as distributions to the Owner of the Contract and will accelerate the taxability of any increases in the value of a Contract.

Also, corporate (or other non-natural person) Owners of a Non-Qualified Contract will generally incur a current tax liability on Account Value increases. There are certain exceptions to this current taxation rule, including: (i) any Contract that is an “immediate annuity”, which the Internal Revenue Code (the “Code”) defines as a single premium contract with an annuity commencement date within one year of the date of purchase which provides for a series of substantially equal periodic payments (to be made not less frequently than annually) during the annuity period, and (ii) any Contract that the non-natural person holds as agent for a natural person (such as where a bank or other entity holds a Contract as trustee under a trust agreement).

You should note that a qualified retirement plan generally provides tax deferral regardless of whether the plan invests in an annuity contract. For that reason, no decision to purchase a Qualified Contract should be based on the assumption that the purchase of a Qualified Contract is necessary to obtain tax deferral under a qualified plan.

Distributions and Withdrawals from Non-Qualified Contracts. The Account Value of a Non-Qualified Contract will generally include both (i) an amount attributable to Purchase Payments, the return of which will not be taxable, and (ii) an amount attributable to investment earnings, the receipt of which will be taxable at ordinary income rates. The relative portions of any particular distribution that derive from nontaxable Purchase Payments and taxable investment earnings depend upon the nature and the timing of that distribution.

Any withdrawal of less than your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date must be treated as a receipt of investment earnings. You may not treat such withdrawals as a nontaxable return of Purchase Payments unless you have first withdrawn the entire amount of the Account Value that is attributable to investment earnings. For purposes of determining whether a Participant has withdrawn the entire amount of the investment earnings under a Non-Qualified Contract, the Code provides that all Non-Qualified deferred annuity contracts issued by the same company to the same Participant during any one calendar year must be treated as one annuity contract. If you withdraw your entire Account Value under a Non-Qualified Contract before the Annuity Commencement Date (a “full surrender”), the taxable portion will equal the amount you receive less the “investment in the contract” (i.e., the total Purchase Payments (excluding amounts that were deductible by, or excluded from the gross income of, the Participant of a Contract), less any Purchase Payments that were amounts previously received which were not includable in income).

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Annuity Payments. A Payee who receives annuity payments under a Non-Qualified Contract after the Annuity Commencement Date will generally be able to treat a portion of each payment as a nontaxable return of Purchase Payments and to treat only the remainder of each such payment as taxable investment earnings. Until the Purchase Payments have been fully recovered in this manner, the nontaxable portion of each payment will be determined by the ratio of (i) the total amount of the Purchase Payments made under the Contract, to (ii) the Payee’s expected return under the Contract. Once the Payee has received nontaxable payments in an amount equal to total Purchase Payments, no further exclusion is allowed and all future distributions will constitute fully taxable ordinary income. If payments are terminated upon the death of the Annuitant or other Payee before the Purchase Payments have been fully recovered, the unrecovered Purchase Payments may be deducted on the final return of the Annuitant or other Payee.

Penalty Tax on Certain Withdrawals. A penalty tax of 10% may also apply to taxable cash withdrawals, including lump-sum payments from Non-Qualified Contracts. This penalty will generally not apply to distributions made after age 59 1⁄2, to distributions pursuant to the death or disability of the owner, to distributions that are a part of a series of substantially equal periodic payments made not less frequently than annually for life or life expectancy, or to distributions under an immediate annuity (as defined above). Other exceptions may be applicable under certain circumstances and special rules may be applicable in connection with the exceptions enumerated above. Also, additional exceptions apply to distributions from a Qualified Contract. You should consult a qualified tax professional with regard to exceptions from the penalty tax.

Taxation of Death Benefit Proceeds. Death benefits paid upon the death of a Participant are not life insurance benefits and will generally be includible in the income of the recipient to the extent they represent investment earnings under the contract. For this purpose, the amount of the investment in the contract is not affected by the Participant’s or annuitant’s death, i.e., the investment in the contract must still be determined by reference to the Participant’s investment in the Contract. Special mandatory distribution rules also apply after the death of the Participant when the beneficiary is not the surviving spouse of the Participant.

If death benefits are distributed in a lump sum, the taxable amount of those benefits will be determined in the same manner as upon a full surrender of the contract. If death benefits are distributed under an annuity option, the taxable amount of those benefits will be determined in the same manner as annuity payments, as described above.

Transfers, Assignments or Exchanges of a Contract. A transfer or assignment of ownership of a Contract, the designation of an Annuitant other than the Owner, the selection of certain maturity dates, or the exchange of a Contract may result in certain tax consequences to you that are not discussed herein. An Owner contemplating any such transfer, assignment or exchange should consult a qualified tax professional as to the tax consequences.

Withholding. Annuity distributions are generally subject to withholding for the recipient’s federal income tax liability. Recipients can generally elect, however, not to have tax withheld from distributions.

Multiple Contracts. All non-qualified deferred annuity contracts that are issued by us (or our affiliates) to the same owner during any calendar year are treated as one annuity contract for purposes of determining the amount includible in such owner’s income when a taxable distribution occurs.

Partial Annuitization. Under a new tax provision enacted in 2010, if part of an annuity contract’s value is applied to an annuity option that provides payments for one or more lives and for a period of at least ten years, those payments may be taxed as annuity payments instead of withdrawals. None of the payment options under the Contract is intended to qualify for this “partial annuitization” treatment.

Taxation of Qualified Contracts

“Qualified Contracts” are Contracts used with plans that receive tax-deferral treatment pursuant to specific provisions of the Code. Annuity contracts also receive tax-deferral treatment. It is not necessary that you purchase an annuity contract to receive the tax- deferral treatment available through a Qualified Contract. If you purchase this annuity Contract as a Qualified Contract, you do not receive additional tax-deferral. Therefore, if you purchase this annuity Contract as a Qualified Contract, you should do so for reasons other than obtaining tax deferral.

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You may use Qualified Contracts with several types of qualified retirement plans. Because tax consequences will vary with the type of qualified retirement plan and the plan’s specific terms and conditions, we provide below only brief, general descriptions of the consequences that follow from using Qualified Contracts in connection with various types of qualified retirement plans. We stress that the rights of any person to any benefits under these plans may be subject to the terms and conditions of the plans themselves, regardless of the terms of the Qualified Contracts that you are using. These terms and conditions may include restrictions on, among other things, ownership, transferability, assignability, contributions and distributions. Adverse tax consequences may result if you do not ensure that contributions, distributions and other transactions with respect to the Contract comply with the law.

Pension and Profit-Sharing Plans. Sections 401(a), 401(k) and 403(a) of the Code permit business employers and certain associations to establish various types of retirement plans for employees. The Code requirements are similar for qualified retirement plans of corporations and those of self- employed individuals. Self-employed persons, as a general rule, may therefore use Qualified Contracts as a funding vehicle for their retirement plans. Adverse tax consequences to the retirement plan, the participant or both may result if the Contract is transferred to any individual as a means to provide benefit payments, unless the plan complies with all the requirements applicable to such benefits prior to transferring the Contract.

Tax-Sheltered Annuities. Section 403(b) of the Code permits public school employees and employees of certain types of charitable, educational and scientific organizations specified in Section 501(c)(3) of the Code to purchase annuity contracts and, subject to certain limitations, exclude the amount of purchase payments from gross income for tax purposes. The Code imposes restrictions on cash withdrawals from Section 403(b) annuities (“TSA”).

Effective October 1, 2008, we stopped issuing any new TSAs, including Texas Optional Retirement Program annuities. We no longer accept any additional Purchase Payments to any previously issued TSAs.

The Internal Revenue Service’s (“IRS”) comprehensive TSA regulations are generally effective January 1, 2009, and these regulations, subsequent IRS guidance, and/or the terms of an employer’s TSA plan impose new restrictions on TSAs, including restrictions on (1) the availability of hardship distributions and loans, (2) TSA exchanges within the same employer’s TSA plan, and (3) TSA transfers to another employer’s TSA plan. You should consult with a qualified tax professional about how the regulations affect you and your TSA.

If TSAs are to receive tax-deferred treatment, cash withdrawals of amounts attributable to salary reduction contributions (other than withdrawals of accumulation account value as of December 31, 1988) may be made only when you attain age 59 1⁄2, have a severance from employment with the employer, die or become disabled (within the meaning of Section 72(m)(7) of the Code). These restrictions apply to (i) any post-1988 salary reduction contributions, (ii) any growth or interest on post-1988 salary reduction contributions, (iii) any growth or interest on pre-1989 salary reduction contributions that occurs on or after January 1, 1989, and (iv) any pre-1989 salary reduction contributions since we do not maintain records that separately account for such contributions. It is permissible, however, to withdraw post-1988 salary reduction contributions (but not the earnings attributable to such contributions) in cases of financial hardship. Financial hardship withdrawals (as well as certain other premature withdrawals) are fully taxable and will be subject to a 10% federal income tax penalty, in addition to any applicable Contract withdrawal charge. Under certain circumstances the 10% federal income tax penalty will not apply if the withdrawal is for medical expenses. A financial hardship withdrawal may not be repaid once it is taken.

The IRS’s TSA regulations provide that TSA financial hardship withdrawals will be subject to the IRS rules applicable to hardship distributions from 401(k) plans. Specifically, if you have not terminated your employment or reached age 59 1⁄2, you may be able to withdraw a limited amount of monies if you have an immediate and heavy financial need and the withdrawal amount is necessary to satisfy such financial need. An immediate and heavy financial need may arise only from:

•	deductible medical expenses incurred by you, your spouse, or your dependents;

•	payments of tuition and related educational fees for the next 12 months of post-secondary education for you, your spouse, or your dependents;

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•	costs related to the purchase of your principal residence (not including mortgage payments);

•	payment necessary to prevent eviction from your principal residence or foreclosure of the mortgage on your principal residence;

•	payments for burial or funeral expenses for your parent, spouse, children, or dependents; or

•	expenses for the repair of damage to your principal residence that would qualify for the federal income tax casualty deduction.

You will be required to represent in writing to us (1) that your specified immediate and heavy financial need cannot reasonably be relieved through insurance or otherwise, by liquidation of your assets, by ending any contributions you are making under your TSA plan, by other distributions and nontaxable loans under any of your qualified plans, or by borrowing from commercial sources and (2) that your requested withdrawal amount complies with applicable law, including the federal tax law limit. And, unless your TSA was issued prior to September 25, 2007 and the only payments you made to such TSA were TSA funds you transferred directly to us from another TSA carrier (a “90-24 Transfer TSA”), your TSA employer also may need to agree in writing to your hardship request.

If your TSA contains a provision that permits loans, you may request a loan but you will be required to represent in writing to us that your requested loan amount complies with applicable law, including the federal tax law limit. And, unless your TSA is a 90-24 Transfer TSA, your TSA employer also may need to agree in writing to your loan request.

TSAs, like IRAs, are subject to required minimum distributions under the Code. TSAs are unique, however, in that any account balance accruing before January 1, 1987 (the “pre-1987 balance”) needs to comply with only the minimum distribution incidental benefit (MDIB) rule and not also with the minimum distribution rules set forth in Section 401(a)(9) of the Code. This special treatment for any pre-1987 balance is, however, conditioned upon the issuer identifying the pre-1987 balance and maintaining accurate records of changes to the balance. Since we do not maintain such records, your pre-1987 balance, if any, will not be eligible for special distribution treatment.

Under the terms of a particular TSA plan, you may be entitled to transfer or exchange all or a portion of your TSA to one or more alternative funding options within the same or different TSA plan. You should consult the documents governing your TSA plan and your plan administrator for information as to such investment alternatives. If you wish to transfer/exchange your TSA, you will be able to do so only if the issuer of the new TSA certifies to us that the transfer/exchange is permissible under the TSA regulations and the applicable TSA plan. Your TSA employer also may need to agree in writing to your transfer/exchange request.

Individual Retirement Accounts and Annuities. Individual Retirement Accounts and Annuities (“IRAs”), as defined in Section 408 of the Code, permit eligible individuals to make annual contributions of up to the lesser of a specified dollar amount for the year or the amount of compensation includible in the individual’s gross income for the year. The contributions may be deductible in whole or in part, depending on the individual’s income. In addition, certain distributions from some other types of retirement plans may be “rolled over” into an IRA on a tax-deferred basis without regard to these limits. Amounts in the IRA (other than nondeductible contributions) are taxed when distributed from the IRA. A 10% penalty tax generally applies to distributions made before age 59 1⁄2, unless an exception applies. The Internal Revenue Service imposes special information requirements with respect to IRAs and we will provide purchasers of the Contracts as Individual Retirement Annuties with any necessary information. You will have the right to revoke a Contract issued as an Individual Retirement Annuity under certain circumstances, as described in the section of this Prospectus entitled “Right to Return.” If your Contract is issued in connection with an Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Roth Individual Retirement Arrangements. Section 408A of the Code permits certain eligible individuals to contribute to an individual retirement program called a Roth IRA. Unlike contributions to a traditional IRA under Section 408 of the Code, contributions to a Roth IRA are not tax-deductible. Provided certain conditions are satisfied, distributions are generally tax-free. Like traditional IRAs, Roth IRAs are subject to limitations on contribution amounts and the timing of distributions. If you roll over from or convert a traditional IRA Contract into a Roth IRA Contract or your Individual

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Retirement Account that holds a Contract is converted to a Roth Individual Retirement Account, the fair market value of the Contract is included in taxable income. Under IRS regulations and Revenue Procedure 2006-13, fair market value may exceed the Contract’s account balance. Thus, you should consult with a qualified tax professional prior to any conversion. Distributions from a Roth IRA are generally not taxed, except that once aggregate distributions exceed contributions to the Roth IRA, income tax and a 10% penalty tax may apply to distributions made (1) before age 59 1⁄2 (subject to certain exceptions) or (2) during the five taxable years starting with the year in which the first contribution is made to any Roth IRA. A 10% penalty tax may apply to amounts attributable to a conversion from an IRA if they are distributed during the five taxable years beginning with the year in which the conversion was made.

The Internal Revenue Service imposes special information requirements with respect to Roth IRAs and we will provide the necessary information for Contracts issued as Roth Individual Retirement Annuities. If your Contract is issued in connection with a Roth Individual Retirement Account, we have no information about the Account and you should contact the Account’s trustee or custodian.

Distributions and Withdrawals from Qualified Contracts. In most cases, all of the distributions you receive from a Qualified Contract will constitute fully taxable ordinary income. Also, a 10% penalty tax will apply to distributions prior to age 59 1⁄2, except in certain circumstances.

If you receive a distribution for a Qualified Contract used in connection with a qualified pension plan, from a tax-sheltered annuity, a governmental Code Section 457 plan or an IRA and roll over some or all of that distribution to another eligible plan, following the rules set out in the Code and IRS regulations, the portion of such distribution that is rolled over will not be includible in your income. An eligible rollover distribution from a qualified plan, tax-sheltered annuity or governmental Section 457 plan will be subject to 20% mandatory withholding as described below. Because the amount of the cash paid to you as an eligible rollover distribution will be reduced by this withholding, you will not be able to roll over the entire account balance under your Contract, unless you use other funds equal to the tax withholding to complete the rollover. Rollovers of IRA distributions are not subject to the 20% mandatory withholding requirement.

An eligible rollover distribution from a qualified plan, governmental Section 457 plan or tax-sheltered annuity is any distribution of all or any portion of the balance to the credit of an employee, except that the term does not include:

•	a distribution which is one of a series of substantially equal periodic payments made annually under a lifetime annuity or for a specified period of ten years or more;

•	any required minimum distribution, or

•	any hardship distribution.

Only you or your surviving spouse Beneficiary may elect to roll over a distribution to an eligible retirement plan. However, a non-surviving-spouse Beneficiary may be able to directly transfer a distribution to a so-called inherited IRA that will be subject to the IRS distribution rules applicable to beneficiaries.

Withholding. In the case of an eligible rollover distribution (as defined above) from a Qualified Contract (other than from an IRA), we (or the plan administrator) must withhold and remit to the U.S. Government 20% of the distribution, unless the Participant or Payee elects to make a direct rollover of the distribution to another qualified retirement plan that is eligible to receive the rollover; however, a non-surviving-spouse beneficiary may elect a direct rollover only to a so-called inherited IRA. In the case of a distribution from (i) a Non-Qualified Contract, (ii) an IRA, or (iii) a Qualified Contract where the distribution is not an eligible rollover distribution, we will withhold and remit to the U.S. Government a part of the taxable portion of each distribution unless, prior to the distribution, the Participant or Payee provides us his or her taxpayer identification number and instructs us (in the manner prescribed) not to withhold. The Participant or Payee may credit against his or her federal income tax liability for the year of distribution any amounts that we (or the plan administrator) withhold.

Investment Diversification and Control

The Treasury Department has issued regulations that prescribe investment diversification requirements for the mutual fund series underlying non-qualified variable contracts. All Non-Qualified Contracts must comply with these

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regulations to qualify as annuities for federal income tax purposes. The owner of a Non-Qualified Contract that does not meet these guidelines will be subject to current taxation on annual increases in value of the Contract. We believe that each Fund available as an investment option under the Contract complies with these regulations.

In certain circumstances, owners of variable annuity contracts have been considered for Federal income tax purposes to be the owners of the assets of the separate account supporting their contracts due to their ability to exercise investment control over those assets. When this is the case, the contract owners have been currently taxed on income and gains attributable to the variable account assets. There is limited guidance in this area, and some features of our Contracts, such as the flexibility of an owner to allocate premium payments and transfer amounts among the investment divisions of the separate account, have not been explicitly addressed in published rulings. While we believe that the Contracts do not give Owners investment control over separate account assets, we reserve the right to modify the Contracts as necessary to prevent an Owner from being treated as the Owner of the separate account assets supporting the Contract. Nevertheless, you should consult with a qualified tax professional on the potential impact of the investor control rules of the IRS as they relate to the investment decisions and activities you may undertake with respect to the Contract. In addition, the IRS and/or the Treasury Department may issue new rulings, interpretations or regulations on this subject in the future. Accordingly, we therefore reserve the right to modify the Contracts as necessary to attempt to prevent you from being considered the owner, for tax purposes, of the underlying assets. We also reserve the right to notify you if we determine that it is no longer practicable to maintain the Contract in a manner that was designed to prevent you from being considered the owner of the assets of the Separate Account. You bear the risk that you may be treated as the owner of Separate Account assets and taxed accordingly.

Tax Treatment of the Company and the Variable Account

As a life insurance company under the Code, we will record and report operations of the Variable Account separately from other operations. The Variable Account will not, however, constitute a regulated investment company or any other type of taxable entity distinct from our other operations. Under present law, we will not incur tax on the income of the Variable Account (consisting primarily of interest, dividends, and net capital gains) if we use this income to increase reserves under Contracts participating in the Variable Account.

Required Minimum Distribution Requirements

If your Contract is a Qualified Contract other than a Roth IRA, it is subject to certain required minimum distribution (RMD) requirements imposed by the Internal Revenue Code and IRS regulations. Under the RMD rules, distributions must begin no later than April 1 of the calendar year following the year in which you attain age 70 1⁄2 or, for non-IRAs, the date of retirement instead of age 70 1⁄2 if it is later. The RMD amount for a distribution calendar year is generally calculated by dividing the Contract’s value as of 12/31 of the prior calendar year by the applicable distribution factor set forth in a Uniform Lifetime Table in the IRS regulations.

For Contracts issued in connection with traditional Individual Retirement Accounts, you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value (including any actuarial present value of additional benefits discussed below) so that it can be used in the Account’s RMD calculations.

The IRS’s RMD regulations provide that the annual RMD amount is to be calculated based on the Contract’s Account Value as of 12/31 plus “the actuarial present value of any additional benefits” that are provided under your Contract (such as optional death benefits) which is also calculated as of 12/31. When we notify you yearly of the RMD amount, we will inform you if the calculation included the actuarial present value of any additional benefits since such inclusion would have increased your RMD amount. Because of the above requirements, a death benefit in your Contract could cause your RMD amount to be higher than it would be without such a benefit.

You may take an RMD amount calculated for a particular Individual Retirement Annuity from that Annuity or from another IRA of yours. Similarly, you may take an RMD amount calculated for a particular TSA annuity from that annuity or from another TSA account or TSA annuity of yours. If your Qualified Contract is an asset of a qualified retirement plan, the qualified plan is subject to the RMD requirements and the Contract, as an asset of the qualified plan, may need to be used as a source of funds for the RMDs.

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For Qualified Contracts issued other than as Individual Retirement Annuities, (1) we do not calculate your annual RMD amount nor do we notify you of such amount and (2) you should contact the Account’s trustee or custodian about RMD requirements since we only provide the trustee or custodian with the Contract’s value so that it can be used by the trustee or custodian in the Account’s RMD calculations.

Non-Qualified Contracts. We are required to make a determination as to the taxability of any withdrawal you make in order to be able to annually report to the IRS and your information about your withdrawal. Under the Internal Revenue Code, any withdrawal from a Non-Qualified Contract is taxable to the extent the annuity’s cash value (determined without regard to surrender charges) exceeds the investment in the contract. There is no definition of “cash value” in the Code and, for tax reporting purposes, we are currently treating it as the Account Value of the Contract. However, there can be no assurance that the IRS will agree that this is the correct cash value. You should consult with a qualified tax professional as to the meaning of “cash value.”

Definition of Spouse Under Federal Law

The Contract provides that upon your death, a surviving spouse may have certain continuation rights that he or she may elect to exercise for the Contract’s death benefit. All Contract provisions relating to spousal continuation are available only to a person who meets the definition of “spouse” under federal law. The U.S. Supreme Court has held that same-sex marriages must be permitted under state law and that marriages recognized under state law will be recognized for federal law purposes. Domestic partnerships and civil unions that are not recognized as legal marriages under state law, however, will not be treated as marriages under federal law. Consult a qualified tax professional for more information on this subject.

Federal Estate Taxes

While no attempt is being made to discuss the Federal estate tax implications of the Contract, a purchaser should keep in mind that the value of an annuity contract owned by a decedent and payable to a beneficiary by virtue of an annuity contract owned by a decedent and payable to a beneficiary by virtue of surviving the decedent is included in the decedent’s gross estate. Depending on the terms of the annuity contract, the value of the annuity included in the gross estate may be the value of the lump sum payment payable to the designated beneficiary or the actuarial value of the payments to be received by the beneficiary. Please consult an estate planning adviser for more information.

Generation-skipping Transfer Tax

Under certain circumstances, the Code may impose a “generation-skipping transfer tax” when all or part of an annuity contract is transferred to, or a death benefit is paid to, an individual two or more generations younger than the Owner. Regulations issued under the Code may require us to deduct the tax from your Contract, or from any applicable payment, and pay it directly to the IRS. Please consult a qualified tax professional for more information.

Tax Cuts and Jobs Act of 2017

On December 22, 2017, the Tax Cuts and Jobs Act was enacted that included a broad range of tax reforms affecting businesses and individuals, including certain provisions related to contract owner tax reporting (effective after January 1, 2018). Please consult a qualified tax professional for more information.

Medicare Tax

Beginning in 2013, distributions from non-qualified annuity policies will be considered “investment income” for purposes of the newly enacted Medicare tax on investment income. Thus, in certain circumstances, a 3.8% tax may be applied to some or all of the taxable portion of distributions (e.g. earnings) to individuals whose income exceeds certain threshold amounts ($200,000 for filing single, $250,000 for married filing jointly and $125,000 for married filing separately.) Please consult a qualified tax professional for more information.

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Annuity Purchases by Residents of Puerto Rico

The Internal Revenue Service has announced that income received by residents of Puerto Rico under life insurance or annuity contracts issued by a Puerto Rico branch of a United States life insurance company is U.S.-source income that is generally subject to United States Federal income tax.

Annuity Purchases by Nonresident Aliens and Foreign Corporations

The discussion above provides general information regarding U.S. federal income tax consequences to annuity purchasers that are U.S. citizens or residents. Purchasers that are not U.S. citizens or residents will generally be subject to U.S. federal withholding tax on taxable distributions from annuity contracts at a 30% rate, unless a lower treaty rate applies. In addition, purchasers may be subject to state and/or municipal taxes and taxes that may be imposed by the purchaser’s country of citizenship or residence. Prospective purchasers are advised to consult with a qualified tax professional regarding U.S. state, and foreign taxation with respect to an annuity contract purchase.

Possible Tax Law Changes

Although the likelihood of legislative changes is uncertain, there is always the possibility that the tax treatment of the Contract could change by legislation or otherwise. Consult a qualified tax professional with respect to legislative developments and their effect on the Contract.

We have the right to modify the Contract in response to legislative changes that could otherwise diminish the favorable tax treatment that annuity contract owners currently receive. We make no guarantee regarding the tax status of any Contract and do not intend the above discussion as tax advice.

Puerto Rico Tax Provisions

The Contract offered by this Prospectus is considered an annuity contract under Section 1022 of the Puerto Rico Internal Revenue Code of 1994, as amended and Section 1031.01 of the 2011 Internal Revenue Code for a New Puerto Rico, as amended (collectively the “Puerto Rico Code”). Under the current provisions of the Puerto Rico Code, no income tax is payable on increases in value of accumulation shares of annuity units credited to a variable annuity contract until payments are made to the annuitant or other payee under such contract.

When payments are made from your Contract in the form of an annuity, the annuitant or other payee will be required to include as gross income the lesser of the amount received during the taxable year or the portion of the amount received equal to 3% of the aggregate premiums or other consideration paid for the annuity. The amount, if any, in excess of the included amount is excluded from gross income as a return of premium. After an amount equal to the aggregate premiums or other consideration paid for the annuity has been excluded from gross income, all of the subsequent annuity payments are considered to be taxable income.

When a payment under a Contract is made in a lump sum, the amount of the payment would be included in the gross income of the Annuitant or other Payee to the extent it exceeds the Annuitant’s aggregate premiums or other consideration paid.

The provisions of the Puerto Rico Code with respect to qualified retirement plans described in this Prospectus vary significantly from those under the Internal Revenue Code. We currently offer the Contract in Puerto Rico in connection with Individual Retirement Arrangements that qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code. See the applicable text of this Prospectus under the heading “U.S. Federal Income Tax Considerations” dealing with such Arrangements and their RMD requirements. We may make Contracts available for use with other retirement plans that similarly qualify under the U.S. Internal Revenue Code but do not qualify under the Puerto Rico Code.

As a result of IRS Revenue Ruling 2004-75, as amplified by Revenue Ruling 2004-97, we will treat Contract distributions and withdrawals occurring on or after January 1, 2005 as U.S. source income that is subject to U.S. income tax withholding and reporting. Under “TAX CONSIDERATIONS”, see “Pre-Distribution Taxation of

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Contracts”, “Distributions and Withdrawals from Non-Qualified Contracts”, and “Withholding”. You should consult a qualified tax professional for advice regarding the effect of Revenue Ruling 2004-75 on your U.S. and Puerto Rico income tax situation.

For information regarding the income tax consequences of owning a Contract, you should consult a qualified tax professional.

ADMINISTRATION OF THE CONTRACTS

We have engaged se2, llc (“se2”), a leading third-party provider of contract administration services for many other life insurance companies, located at 5801 SW 6th Avenue, Topeka, KS 66636, to administer the Contracts. Administrative functions performed by se² include maintaining the books and records of the Variable Account and the Sub-Accounts; maintaining records of the name, address, taxpayer identification number, Contract number, Participant Account number and type, the status of each Participant Account and other pertinent information necessary to the administration and operation of the Contract; processing Applications, Purchase Payments, transfers, Death Benefits and full and partial withdrawals; issuing Contracts and Certificates; administering annuity payments; furnishing accounting and valuation services; reconciling and depositing cash receipts; providing confirmations; providing toll-free customer service lines; and furnishing telephonic transfer services. The compensation paid to se² is based on the number of Contracts to which they provide these administrative services.

Business Disruption and Cyber Security Risks

We rely on technology, including digital communications and data storage networks and systems, to conduct our variable product business activities. Because our variable product business is highly dependent upon the effective operation of our computer systems and those of our service providers and other business partners, our business is vulnerable to disruptions from utility outages, and susceptible to operational and information security risks resulting from information systems failure and cyber-attacks. We have established administrative and technical controls and cyber security plans, including a business continuity plan, to identify and protect our operations against cyber security breaches. Despite these controls, a cyber security breach could have a material, negative impact on the Company and the Variable Account, as well as on you and your Contract. Our operations also could be negatively affected by a cyber security breach impacting a third party, such as a governmental or regulatory authority, a service provider or another participant in the financial markets. Operational and information security risks include, among other things, the theft, misuse, corruption, and destruction of data maintained online or digitally, interference with or denial of service, attacks on our website and other operational disruption, and unauthorized release of confidential customer information. Cyber security breaches may interfere with our processing of Contract transactions, including the processing of orders, impact our ability to calculate Variable Accumulation Unit values, cause the release or possible destruction of your confidential information or business information, impede order processing or cause other operational issues, subject us and/or our service providers and intermediaries to regulatory fines, litigation, and financial losses and/or cause reputational damage. Cyber security breaches may also impact the issuers of securities in which the Funds invest, which may cause the Funds to lose value and could subject you to identity theft and fraud. Although we continually make efforts to identify and reduce our exposure to cyber security risk, there can be no assurance that we will be able to successfully avoid this risk at all times.

DISTRIBUTION OF THE CONTRACTS

Contracts are sold by licensed insurance agents (“the Selling Agents”) in those states where the Contract may be lawfully sold. Such Selling Agents will be registered representatives of affiliated or unaffiliated broker-dealer firms (“the Selling Broker-Dealers”) registered under the Securities Exchange Act of 1934 who are members of the Financial Industry Regulatory Authority (“FINRA”) and who have entered into selling agreements with the Company and the general distributor, Clarendon Insurance Agency, Inc. (“Clarendon”), 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451. Clarendon is a wholly-owned subsidiary of the Company, is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of FINRA.

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The Company (or its affiliate, for purposes of this section only, collectively, “the Company”), pays the Selling Broker-Dealers compensation for the promotion and sale of the Contract. The Selling Agents who solicit sales of the Contract typically receive a portion of the compensation paid by the Company to the Selling Broker-Dealers in the form of commissions or other compensation, depending on the agreement between the Selling Broker-Dealer and their Selling Agent. This compensation is not paid directly by the Contract Owner or the separate account. The Company intends to recoup this compensation through fees and charges imposed under the Contract, and from profits on payments received by the Company for providing administrative, marketing, and other support and services to the Funds.

The amount and timing of commissions the Company may pay to Selling Broker-Dealers may vary depending on the selling agreement but is not expected to be more than 8.50% of Purchase Payments, and 1.25% annually of the Participant’s Account Value. The Company may pay or allow other promotional incentives or payments in the form of cash or other compensation to the extent permitted by FINRA rules and other applicable laws and regulations, and this compensation may be significant in amount.

The Company also pays compensation to wholesaling broker-dealers or other firms or intermediaries in return for wholesaling services such as providing marketing and sales support, product training and administrative services to the Selling Agents of the Selling Broker-Dealers. This compensation may be significant in amount and may be based on a percentage of Purchase Payments and/or a percentage of Contract value and/or may be a fixed dollar amount.

In addition to the compensation described above, the Company may make additional cash payments, in certain circumstances referred to as “override” compensations, or reimbursements to Selling Broker-Dealers in recognition of their marketing and distribution, transaction processing and/or administrative services support. These payments are not offered to all Selling Broker-Dealers, and the terms of any particular agreement governing the payments may vary among Selling Broker-Dealers depending on, among other things, the level and type of marketing and distribution support provided. Marketing and distribution support services may include, among other services, placement of the Company’s products on the Selling Broker-Dealers’ preferred or recommended list, access to the Selling Broker-Dealers’ registered representatives for purposes of promoting sales of the Company’s products, assistance in training and education of the Selling Agents, and opportunities for the Company to participate in sales conferences and educational seminars. The payments or reimbursements may be calculated as a percentage of the particular Selling Broker-Dealer’s actual or expected aggregate sales of our variable contracts (including the Contract) or assets held within those contracts and/or may be a fixed dollar amount. Broker-dealers receiving these additional payments may pass on some or all of the payments to the Selling Agent. The prospect of receiving, or the receipt of additional compensation as described above may provide Selling Broker-Dealers with an incentive to favor sales of the Contracts over other variable annuity contracts (or other investments) with respect to which the Selling Broker-Dealer does not receive additional compensation, or lower levels of additional compensation. You should take such payment arrangements into account when considering and evaluating any recommendation relating to the Contracts.

In addition to selling our variable contracts (including the Contract), some Selling Broker-Dealers or their affiliates may have other business relationships with the Company. Those other business relationships may include, for example, reinsurance agreements pursuant to which an affiliate of the Selling Broker-Dealer provides reinsurance to the Company relative to some or all of the Contracts or other variable policies issued by the Company or its affiliates. The potential profits for a Selling Broker-Dealer or its affiliates (including its registered representatives) associated with such reinsurance arrangements could be significant in amount and could indirectly provide incentives to the Selling Broker-Dealer and its Selling Agents to recommend products for which they provide reinsurance over similar products which do not result in potential reinsurance profits to the Selling Broker-Dealer or its affiliate. The operation of an individual contract is not impacted by whether the policy is subject to a reinsurance arrangement between the Company and an affiliate of the Selling Broker-Dealer.

As discussed in the preceding paragraphs, the Company makes numerous forms of payments and engages in a variety of other activities that, directly or indirectly, provide incentives to, and otherwise facilitate and encourage the offer and sale of the Contracts by Selling Broker-Dealers and their registered representatives. Such payments and other activities may be significantly greater or less in connection with the Contracts than in connection with other products offered and sold by the Company or by others. Accordingly, our payments and other activities described above may create a potential conflict of interest, as they may influence your Selling Broker-Dealer or registered representative to present a Contract to you instead of (or more favorably than) another product or products that might be preferable to you.

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You should ask your Selling Agent for further information about what commissions or other compensation he or she, or the Selling Broker-Dealer for which he or she works, may receive in connection with your purchase of a Contract.

Commissions may be waived or reduced in connection with certain transactions described in this Prospectus under the heading “Waivers; Reduced Charges; Credits; Special Guaranteed Interest Rates.” During 2015, 2016, and 2017, approximately $3,409,531, $2,955,986, and $2,967,006, respectively, in commissions were paid by Delaware Life Insurance Company on behalf of Clarendon in connection with the distribution of the Contracts described in this Prospectus.

AVAILABLE INFORMATION

The Company and the Variable Account have filed with the SEC registration statements under the Securities Act of 1933 relating to the Contracts. For further information regarding the Variable Account, the Company and the Contracts, please refer to the registration statements and their exhibits.

You can inspect and copy this information and our registration statements at the SEC’s public reference facilities at the following location: 100 F Street, N.E., Washington, D.C. 20549-0102, telephone (202) 551-8090. The SEC’s public reference room will also provide copies by mail for a fee. You may also find these materials on the SEC’s website (www.sec.gov).

STATE REGULATION

The Company is subject to the laws of the State of Delaware governing life insurance companies and to regulation by the Commissioner of Insurance of Delaware. An annual statement is filed with the Commissioner of Insurance on or before March 1st in each year relating to the operations of the Company for the preceding year and its financial condition on December 31st of such year. Its books and records are subject to review or examination by the Commissioner or his agents at any time and a full examination of its operations is conducted at periodic intervals.

The Company is also subject to the insurance laws and regulations of the other states and jurisdictions in which it is licensed to operate. The laws of the State of Delaware and the various jurisdictions establish supervisory agencies with broad administrative powers with respect to licensing to transact business, overseeing trade practices, licensing agents, approving policy forms, establishing reserve requirements, fixing maximum interest rates on life insurance policy loans and minimum rates for accumulation of surrender values, prescribing the form and content of required financial statements and regulating the type and amounts of investments permitted. Each insurance company is required to file detailed annual reports with supervisory agencies in each of the jurisdictions in which it does business and its operations and accounts are subject to examination by such agencies at regular intervals.

In addition, many states regulate affiliated groups of insurers, such as the Company and its affiliates, under insurance holding company legislation. Under such laws, inter-company transfers of assets and dividend payments from insurance subsidiaries may be subject to prior notice or approval, depending on the size of such transfers and payments in relation to the financial positions of the companies involved. Such insurance holding company legislation protects the Company’s ability to pay all guaranteed contract benefits. Under insurance guaranty fund laws in most states, insurers doing business therein can be assessed (up to prescribed limits) for policyholder losses incurred by insolvent companies. The amount of any future assessments of the Company under these laws cannot be reasonably estimated. However, most of these laws do provide that an assessment may be excused or deferred if it would threaten an insurer’s own financial strength and many permit the deduction of all or a portion of any such assessment from any future premium or similar taxes payable. A state’s assessment on insurers in connection with the state guaranty fund would not affect the Company’s obligation to pay guaranteed contract benefits. If an assessment were so large as to affect the Company’s own ability to meet its obligations, then the provisions to excuse, defer, or offset such assessment would allow the Company to pay guaranteed contract benefits.

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Although the federal government generally does not directly regulate the business of insurance, federal initiatives often have an impact on the business in a variety of ways. Current and proposed federal measures which may significantly affect the insurance business include employee benefit regulation, removal of barriers preventing banks from engaging in the insurance business, tax law changes affecting the taxation of insurance companies, the tax treatment of insurance products and its impact on the relative desirability of various personal investment vehicles.

LEGAL PROCEEDINGS

The Company, like other insurance companies, is involved in lawsuits, including class action lawsuits. Although the outcome of any litigation cannot be predicted with certainty, Delaware Life Insurance Company believes that, at the present time, there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on the Variable Account, on the ability of Clarendon Insurance Agency, Inc. to perform under its principal underwriting agreement, or on our ability to meet our obligations under the Contract.

FINANCIAL STATEMENTS

The financial statements of the Company which are included in the Statement of Additional Information should be considered only as bearing on the ability of the Company to meet its obligations with respect to amounts allocated to the Fixed Account and with respect to the death benefit and the Company’s assumption of the mortality and expense risks. They should not be considered as bearing on the investment performance of the Fund shares held in the Sub-Accounts of the Variable Account.

The financial statements of the Variable Account for the year ended December 31, 2017 are also included in the Statement of Additional Information.

TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Delaware Life Insurance Company	2
Advertising and Sales Literature	2
Tax-Deferred Accumulation	4
Calculations	4
Example of Net Investment Factor Calculation	4
Example of Variable Accumulation Unit Value Calculation	5
Annuity Provisions	5
Determination of Annuity Payments	5
Annuity Unit Value	6
Example of Variable Annuity Unit Calculation	6
Example of Variable Annuity Payment Calculation	6
Distribution of the Contracts	7
Custodian	7
Experts	7
Financial Statements	7

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APPENDIX A - GLOSSARY

The following terms as used in this Prospectus have the indicated meanings:

ACCOUNT or PARTICIPANT ACCOUNT: An account established for each Participant to which Net Purchase Payments are credited.

ACCOUNT VALUE: The Variable Account Value, if any, plus the Fixed Account Value, if any, of your Account for any Valuation Period.

ACCOUNT YEAR and ACCOUNT ANNIVERSARY: Your first Account Year is the period of (a) 12 full calendar months plus (b) the part of the calendar month in which we issue your Contract (if not on the first day of the month), beginning with the Contract Date. Your Account Anniversary is the first day immediately after the end of an Account Year. Each Account Year after the first is the 12 calendar month period that begins on your Account Anniversary. If, for example, the Contract Date is in March, the first Account Year will be determined from the Contract Date but will end on the last day of March in the following year; your Account Anniversary is April 1 and all Account Years after the first will be measured from April 1.

ACCUMULATION PHASE: The period before the Annuity Commencement Date and during the lifetime of the Participant during which you make Purchase Payments under the Contract. This is called the “Accumulation Period” in the Contract.

*ANNUITANT: The person or persons to whom the first annuity payment is made. If the Annuitant dies prior to the Annuity Commencement Date, the new Annuitant will be the Co-Annuitant, if any. If the Co-Annuitant dies or if no Co-Annuitant is named, the Participant becomes the Annuitant upon the Annuitant’s death prior to the Annuity Commencement Date. If you have not named a sole Annuitant on the 30th day before the Annuity Commencement Date and both the Annuitant and Co-Annuitant are living, the Co-Annuitant will be the sole Annuitant during the Income Phase.

*ANNUITY COMMENCEMENT DATE: The date on which the first annuity payment under each Contract is to be made.

ANNUITY OPTION: The method you choose for making annuity payments.

ANNUITY UNIT: A unit of measure used in the calculation of the amount of the second and each subsequent Variable Annuity payment from the Variable Account.

APPLICATION: The document signed by you or other evidence acceptable to us that serves as your application for participation under a Group Contract or purchase of an Individual Contract.

*BENEFICIARY: Prior to the Annuity Commencement Date, the person or entity having the right to receive the death benefit and, for Non-Qualified Contracts, who, in the event of the Participant’s death, is the “designated beneficiary” for purposes of Section 72(s) of the Internal Revenue Code. After the Annuity Commencement Date, the person or entity having the right to receive any payments due under the Annuity Option elected, if applicable, upon the death of the Payee.

BUSINESS DAY: Any day the New York Stock Exchange is open for trading. Also, any day on which we make a determination of the value of a Variable Accumulation Unit.

CERTIFICATE: The document for each Participant which evidences the coverage of the Participant under a Group Contract.

COMPANY (“WE”, “US”): Delaware Life Insurance Company.

47

CONTRACT DATE: The date on which we issue your Contract. This is called the “Date of Coverage” in the Contract.

DEATH BENEFIT DATE: If you have elected a death benefit payment option before your death that remains in effect, the date on which we receive Due Proof of Death. If your Beneficiary elects the death benefit payment option, the later of (a) the date on which we receive the Beneficiary’s election and (b) the date on which we receive Due Proof of Death. If we do not receive the Beneficiary’s election within 60 days after we receive Due Proof of Death, the Death Benefit Date will be the last day of the 60 day period and we will pay the death benefit in cash.

DUE PROOF OF DEATH: An original certified copy of an official death certificate, an original certified copy of a decree of a court of competent jurisdiction as to the finding of death, or any other proof satisfactory to the Company.

EXPIRATION DATE: The last day of a Guarantee Period.

FIXED ACCOUNT: The general account of the Company, consisting of all assets of the Company other than those allocated to a separate account of the Company.

FIXED ACCOUNT VALUE: The value of that portion of your Account allocated to the Fixed Account.

FIXED ANNUITY: An annuity with payments which do not vary as to dollar amount.

GOOD ORDER: An instruction that is received by the Company, that is sufficiently complete and clear, along with all forms, information and supporting legal documentation (including any required spousal or joint owner’s consents) so that the Company does not need to exercise any discretion to follow such instruction. All orders to process a withdrawal request, a request to surrender your Contract, a fund transfer request, or a death benefit claim must be in good order.

GROUP CONTRACT: A Contract issued by the Company on a group basis.

GUARANTEE AMOUNT: Each separate allocation of Account Value to a particular Guarantee Period (including interest earned thereon).

GUARANTEE PERIOD: The period for which a Guaranteed Interest Rate is credited.

GUARANTEED INTEREST RATE: The rate of interest we credit on a compound annual basis during any Guarantee Period.

INCOME PHASE: The period on and after the Annuity Commencement Date and during the lifetime of the Annuitant during which we make annuity payments under the Contract.

INDIVIDUAL CONTRACT: A Contract issued by the Company on an individual basis.

NET INVESTMENT FACTOR: An index applied to measure the investment performance of a Sub-Account from one Valuation Period to the next. The Net Investment Factor may be greater or less than or equal to one.

NET PURCHASE PAYMENT: The portion of a Purchase Payment which remains after the deduction of any applicable premium tax or similar tax.

NON-QUALIFIED CONTRACT: A Contract used in connection with a retirement plan that does not receive favorable federal income tax treatment under Sections 401, 403, 408, or 408A of the Internal Revenue Code. The Participant’s interest in the Contract must be owned by a natural person or agent for a natural person for the Contract to receive income tax treatment as an annuity.

48

OWNER: The person, persons, or entity entitled to the ownership rights stated in a Group Contract and in whose name or names the Group Contract is issued. The Owner may designate a trustee or custodian of a retirement plan which meets the requirements of Section 401, Section 408(c), Section 408(k), Section 408(p) or Section 408A of the Internal Revenue Code to serve as legal owner of assets of a retirement plan, but the term “Owner,” as used herein, shall refer to the organization entering into the Group Contract.

*PARTICIPANT: In the case of an Individual Contract, the owner of the Contract. In the case of a Group Contract, the person named in the Contract who is entitled to exercise all rights and privileges of ownership under the Contract, except as reserved by the Owner.

PAYEE: A recipient of payments under a Contract. The term includes an Annuitant or a Beneficiary who becomes entitled to benefits upon the death of the Participant.

PURCHASE PAYMENT (PAYMENT): An amount paid to the Company as consideration for the benefits provided by a Contract.

QUALIFIED CONTRACT: A Contract used in connection with a retirement plan which may receive favorable federal income tax treatment under Sections 401, 403, 408 or 408A of the Internal Revenue Code of 1986, as amended.

SERVICE ADDRESS: P.O. Box 758581, Topeka, KS 66675-8581 or such other address as we may hereafter specify to you by written notice.

SEVEN-YEAR ANNIVERSARY: The seventh Account Anniversary and each succeeding Account Anniversary occurring at any seven year interval thereafter; for example, the 14th, 21st and 28th Account Anniversaries.

SUB-ACCOUNT: That portion of the Variable Account which invests in shares of a specific series of the Funds.

VALUATION PERIOD: The period of time from one determination of Variable Accumulation Unit or Annuity Unit values to the next subsequent determination of these values. Value determinations are made as of the close of the New York Stock Exchange on each day that the Exchange is open for trading.

VARIABLE ACCOUNT: Variable Account F of the Company, which is a separate account of the Company consisting of assets set aside by the Company, the investment performance of which is kept separate from that of the general assets of the Company.

VARIABLE ACCUMULATION UNIT: A unit of measure used in the calculation of Variable Account Value.

VARIABLE ACCOUNT VALUE: The value of that portion of your Account allocated to the Variable Account.

VARIABLE ANNUITY: An annuity with payments which vary as to dollar amount in relation to the investment performance of the Variable Account.

*	You specify these items on the Application, and may change them, as we describe in this Prospectus.

49

APPENDIX B - WITHDRAWALS, WITHDRAWAL CHARGES, AND MARKET VALUE ADJUSTMENT

Part 1: Variable Account (the Market Value Adjustment does not apply to the Variable Account)

Withdrawal Charge Calculation:

Full Withdrawal:

Assume a Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made and there are no partial withdrawals. The table below presents four examples of the withdrawal charge resulting from a full withdrawal of your Account, based on hypothetical Account Values.

	Account Year	Hypothetical Account Value	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	1	$41,000	$4,000	$37,000	6.00%	$2,220
(b)	3	$52,000	$12,000	$40,000	5.00%	$2,000
(c)	7	$80,000	$28,000	$40,000	3.00%	$1,200
(d)	9	$98,000	$68,000	$0	0.00%	$0

(a)	The free withdrawal amount in any Account Year is equal to (1) the Annual Withdrawal Allowance for that year (i.e., 10% of all Purchase Payments made in the last 7 Account Years (“New Payments”)); plus (2) any unused Annual Withdrawal Allowances from previous years; plus (3) any Purchase Payments made before the last seven Account Years (“Old Payments”) not previously withdrawn. In Account Year 1, the free withdrawal amount is $4,000 (the Annual Withdrawal Allowance for that year) because there are no unused Annual Withdrawal Allowances from previous years and no Old Payments. The $41,000 full withdrawal is attributed first to the $4,000 free withdrawal amount. The remaining $37,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge.

(b)	In Account Year 3, the free withdrawal amount is $12,000 (the $4,000 Annual Withdrawal Allowance for the current year plus the unused $4,000 Annual Withdrawal Allowances for each of Account Years 1 and 2). The $52,000 full withdrawal is attributed first to the free withdrawal amount and the remaining $40,000 is withdrawn from the Purchase Payment made in Account Year 1.

(c)	In Account Year 7, the free withdrawal amount is $28,000 (the $4,000 Annual Withdrawal Allowance for the current Account Year plus the unused Annual Withdrawal Allowance of $4,000 for each of Account Years 1 through 6). The $80,000 full withdrawal is attributed first to the free withdrawal amount. The next $40,000 is withdrawn from the Purchase Payment made in Account Year 1 and is subject to the withdrawal charge. The remaining $12,000 exceeds the total of the free withdrawal amount plus all New Payments not previously withdrawn, so it is not subject to the withdrawal charge.

(d)	In Account Year 9, the free withdrawal amount is $68,000, calculated as follows. There are no Annual Withdrawal Allowances for Account Years 8 or 9 because there are no New Payments in those years. The $40,000 Purchase Payment made in Account Year 1 is now an Old Payment that constitutes a portion of the free withdrawal amount. In addition, the unused Annual Withdrawal Allowances of $4,000 for each of Account Years 1 through 7 are carried forward and available for use in Account Year 9. The $98,000 full withdrawal is attributed first to the free withdrawal amount. Because the remaining $30,000 is not withdrawn from New Payments, this part of the withdrawal also will not be subject to the withdrawal charge.

50

Partial Withdrawal:

Assume a single Purchase Payment of $40,000 is made on the Contract Date, no additional Purchase Payments are made, no partial withdrawals have been taken prior to the fifth Account Year, and there are a series of three partial withdrawals made during the fifth Account Year of $9,000, $12,000, and $15,000.

	Hypothetical Account Value	Partial Withdrawal Amount	Free Withdrawal Amount	New Payments Withdrawn	Withdrawal Charge Percentage	Withdrawal Charge Amount
(a)	$64,000	$9,000	$20,000	$0	4.00%	$0
(b)	$56,000	$12,000	$11,000	$1,000	4.00%	$40
(c)	$40,000	$15,000	$0	$15,000	4.00%	$600

(a)	In Account Year 5, the free withdrawal amount is equal to $20,000 (the $4,000 Annual Withdrawal Allowance for the current year, plus the unused $4,000 for each of the Account Years 1 through 4). The partial withdrawal amount ($9,000) is less than the free withdrawal amount so no New Payments are withdrawn and no withdrawal charge applies.

(b)	Since a partial withdrawal of $9,000 was taken, the remaining free withdrawal amount is equal to $11,000. The $12,000 partial withdrawal will first be applied against the $11,000 free withdrawal amount. The remaining $1,000 will be withdrawn from the $40,000 New Payment, incurring a withdrawal charge of $40.

(c)	The free withdrawal amount is zero since the previous partial withdrawals have already used the free withdrawal amount. The entire partial withdrawal amount will result in New Payments being withdrawn and will incur a withdrawal charge.

Part 2 - Fixed Account - Examples of the Market Value Adjustment (“MVA”)

The MVA Factor is:

(1 + I	)	N/12	- 1
1 + J + b

These examples assume the following:

•	The Guarantee Amount was allocated to a five year Guarantee Period with a Guaranteed Interest Rate of 6% or .06.

•	The date of surrender is two years from the Expiration Date (N = 24).

•	The value of the Guarantee Amount on the date of surrender is $11,910.16.

•	The interest earned in the current Account Year is $674.16.

•	No transfers or partial withdrawals affecting this Guarantee Amount have been made.

•	Withdrawal charges, if any, are calculated in the same manner as shown in the examples in Part 1.

51

Example of a Positive MVA:

Assume that on the date of surrender, the current rate (J) is 5% or .05 and the b factor is zero.

The MVA factor

The MVA factor	=	(1 + I )	N/12	- 1
		1 + J + b
	=	(1 + .06)	24/12	- 1
		1 + .05

	=	(1.010)	[2]	- 1

	=	1.019 - 1

	=	.019
The value of the Guarantee Amount less interested credit to the Guarantee Amount in the current Account Year is multiplied by the MVA factor to determine the MVA:

($11,910.16 - $674.16) x .019 = $213.48

$213.48 represents the MVA that would be added to the value of the Guarantee Amount before the deduction of any withdrawal charge.

For a partial withdrawal of $2,000 from this Guarantee Amount, the MVA would be ($2,000.00 - $674.16) x .019 = $25.19.

$25.19 represents the MVA that would be added to the value of the partial withdrawal amount before the deduction of any withdrawal charge.

52

APPENDIX C - CONDENSED FINANCIAL INFORMATION

The following information for REGATTA PLATINUM should be read in conjunction with the Variable Account’s financial statements appearing in the Statement of Additional Information.

Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Corporate Bond Portfolio	22.5051	23.6082	831,887	2017
	21.4751	22.5051	886,689	2016
	21.8485	21.4751	963,941	2015
	20.9483	21.8485	1,047,687	2014
	21.3042	20.9483	1,159.051	2013
	19.4121	21.3042	1,405,032	2012
	18.4629	19.4121	1,520,174	2011
	16.8911	18.4629	1,641,672	2010
	13.3880	16.8911	1,702,404	2009
	15.1773	13.3880	1,544,627	2008

MFS® Core Equity Portfolio	22.2121	27.3399	1,324,729	2017
	20.2264	22.2121	1,521,900	2016
	20.5565	20.2264	1,684,374	2015
	18.7185	20.5565	1,855,356	2014
	14.1017	18.7185	1,997,137	2013
	12.2813	14.1017	2,259,021	2012
	12.5734	12.2813	2,491,713	2011
	10.8789	12.5734	2,740,341	2010
	8.3120	10.8789	3,085,747	2009
	13.7368	8.3120	3,555,482	2008

MFS® Growth Series	22.4886	29.1392	1,482,270	2017
	22.2640	22.4886	1,685,596	2016
	20.9932	22.2640	1,842,720	2015
	19.5432	20.9932	1,981,245	2014
	14.4832	19.5432	2,226,662	2013
	12.5094	14.4832	2,463,162	2012
	12.7442	12.5094	2,794,992	2011
	11.1603	12.7442	3,118,447	2010
	8.2177	11.1603	3,402,773	2009
	13.3003	8.2177	3,840,853	2008

MFS® Emerging Markets Equity Portfolio	25.9549	35.3064	217,982	2017
	24.0691	25.9549	247,873	2016
	28.0241	24.0691	265,433	2015
	30.4710	28.0241	290,915	2014
	32.6026	30.4710	321,649	2013
	27.7914	32.6026	347,866	2012
	34.5967	27.7914	413,318	2011
	28.3539	34.5967	431,719	2010
	17.0578	28.3539	433,432	2009
	38.5257	17.0578	462,895	2008

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Global Governments Portfolio	15.7881	16.6563	160,793	2017
	15.9636	15.7881	191,973	2016
	16.8046	15.9636	198,215	2015
	16.9199	16.8046	210,827	2014
	18.1126	16.9199	246.544	2013
	18.2541	18.1126	284,521	2012
	17.4550	18.2541	324,711	2011
	16.9223	17.4550	360,389	2010
	16.4925	16.9223	356,081	2009
	15.1500	16.4925	350,685	2008

MFS® Global Growth Portfolio	24.3054	31.6690	444,309	2017
	23.2399	24.3054	434,737	2016
	23.9385	23.2399	484,474	2015
	23.2740	23.9385	515,825	2014
	19.4665	23.2740	557,716	2013
	16.4917	19.4665	607,855	2012
	17.8660	16.4917	669,519	2011
	16.2064	17.8660	731,893	2010
	11.7559	16.2064	831,059	2009
	19.5258	11.7559	888,572	2008

MFS® Global Research Portfolio	16.1278	19.9605	1,018,926	2017
	15.5131	16.1278	1,214,896	2016
	15.8625	15.5131	1,319,736	2015
	15.7112	15.8625	1,454,489	2014
	12.8500	15.7112	1,616,741	2013
	11.1575	12.8500	1,767,209	2012
	12.1320	11.1575	2,019,911	2011
	10.9212	12.1320	2,266,549	2010
	8.3631	10.9212	2,600,467	2009
	13.3433	8.3631	2,938,604	2008

MFS® Global Tactical Allocation Portfolio	21.8831	23.9151	539,086	2017
	20.8904	21.8831	606,018	2016
	21.6703	20.8904	651,511	2015
	21.0395	21.6703	701,782	2014
	19.6057	21.0395	781,972	2013
	18.1505	19.6057	842,652	2012
	18.1272	18.1505	918,913	2011
	17.4213	18.1272	967,964	2010
	15.3428	17.4213	1,019,466	2009
	18.3987	15.3428	1,078,017	2008

MFS® Government Securities Portfolio	17.1299	17.2667	1,401,621	2017
	17.1942	17.1299	1,532,442	2016
	17.3568	17.1942	1,634,443	2015
	16.7877	17.3568	1,804,476	2014
	17.4794	16.7877	1,992,985	2013
	17.2918	17.4794	2,217,386	2012
	16.3283	17.2918	2,323,002	2011
	15.8090	16.3283	2,827,421	2010
	15.3440	15.8090	3,080,401	2009
	14.3371	15.3440	3,333,304	2008

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® High Yield Portfolio	20.4689	21.5332	770,004	2017
	18.2383	20.4689	878,155	2016
	19.3118	18.2383	975,817	2015
	19.0513	19.3118	1,095,474	2014
	18.1553	19.0513	1,258,782	2013
	16.0255	18.1553	1,395,636	2012
	15.6071	16.0255	1,482,699	2011
	13.7006	15.6071	1,710,271	2010
	9.2413	13.7006	1,947,306	2009
	13.3259	9.2413	2,199,008	2008

MFS® International Growth Portfolio	21.1904	27.7149	523,935	2017
	20.9688	21.1904	618,700	2016
	21.1987	20.9688	680,432	2015
	22.6259	21.1987	741,961	2014
	20.1434	22.6259	820,121	2013
	17.0405	20.1434	877,458	2012
	19.3951	17.0405	1,008,024	2011
	17.0809	19.3951	1,122,090	2010
	12.5476	17.0809	1,253,403	2009
	21.1492	12.5476	1,405,350	2008

MFS® International Value Portfolio	31.1587	39.0641	404,476	2017
	30.3709	31.1587	461,648	2016
	28.8807	30.3709	492,446	2015
	28.9030	28.8807	523,258	2014
	22.9178	28.9030	551,381	2013
	19.9995	22.9178	597,362	2012
	20.5961	19.9995	670,776	2011
	19.1448	20.5961	736,199	2010
	15.4876	19.1448	822,456	2009
	22.9020	15.4876	926,474	2008

MFS® Massachusetts Investors Growth Stock Portfolio	19.5476	24.7541	3,838,632	2017
	18.6897	19.5476	4,464,741	2016
	18.9770	18.6897	5,004,583	2015
	17.2595	18.9770	5,515,266	2014
	13.4245	17.2595	6,176,328	2013
	11.6130	13.4245	6,897,429	2012
	11.6846	11.6130	7,785,090	2011
	10.4729	11.6846	8,853,864	2010
	7.5793	10.4729	9,955,657	2009
	12.2445	7.5793	7,283,111	2008

MFS® Blended Research® Core Equity Portfolio	19.9403	23.7449	3,716,479	2017
	18.6484	19.9403	4,291,271	2016
	18.7025	18.6484	4,742,609	2015
	16.8502	18.7025	5,212,074	2014
	12.5289	16.8502	5,859,722	2013
	11.0144	12.5289	6,606,268	2012
	10.9544	11.0144	7,561,868	2011
	9.5393	10.9544	8,615,073	2010
	7.7238	9.5393	9,701,572	2009
	12.0431	7.7238	11,071,231	2008

55

Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
MFS® Mid Cap Growth Series	8.8600	11.0950	598,556	2017
	8.5652	8.8600	701,226	2016
	8.3038	8.5652	738,983	2015
	7.7361	8.3038	835,218	2014
	5.6970	7.7361	888,193	2013
	4.9533	5.6970	906,915	2012
	5.3436	4.9533	1,108,275	2011
	4.1930	5.3436	1,176,746	2010
	2.9881	4.1930	1,134,697	2009
	6.2286	2.9881	1,131,388	2008

MFS® U.S. Government Money Market Portfolio	10.7456	10.6272	1,358,431	2017
	10.8973	10.7456	1,249,956	2016
	11.0520	10.8973	1,432,964	2015
	11.2089	11.0520	1,483,551	2014
	11.3681	11.2089	1,629,740	2013
	11.5304	11.3681	1,735,507	2012
	11.6937	11.5304	1,849,477	2011
	11.8597	11.6937	2,005,452	2010
	12.0281	11.8597	2,493,774	2009
	11.9558	12.0281	3,527,607	2008

MFS® New Discovery Series	10.5020	13.1159	1,464,640	2017
	9.7671	10.5020	1,714,661	2016
	10.0961	9.7671	1,909,558	2015
	10.0000	10.0961	2,091,580	2014

MFS® Research International Portfolio	19.4591	24.6161	334,936	2017
	19.8748	19.4591	388,903	2016
	20.5609	19.8748	438,143	2015
	22.3935	20.5609	488,947	2014
	19.0837	22.3935	535,648	2013
	16.6012	19.0837	582,940	2012
	18.8929	16.6012	650,000	2011
	17.3203	18.8929	706,674	2010
	13.4160	17.3203	786,718	2009
	23.6597	13.4160	890,957	2008

MFS® Strategic Income Portfolio	19.7757	20.7161	469,998	2017
	18.5296	19.7757	526,636	2016
	19.1474	18.5296	581,987	2015
	18.8037	19.1474	656,983	2014
	18.7954	18.8037	677,581	2013
	17.2649	18.7954	767,265	2012
	16.7281	17.2649	742,537	2011
	15.3859	16.7281	763,386	2010
	12.2216	15.3859	815,056	2009
	14.2560	12.2216	779,211	2008

MFS® Technology Portfolio	9.6516	13.2289	319,561	2017
	9.0056	9.6516	347,499	2016
	8.2470	9.0056	362,592	2015
	7.5548	8.2470	411,755	2014

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Sub-Account	Accumulation Unit Value Beginning of Period	Accumulation Unit Value End of Period	Number of Accumulation Units End of Period	Year
	5.6679	7.5548	443,121	2013
	5.0165	5.6679	483,976	2012
	5.0288	5.0165	553,369	2011
	4.2277	5.0288	567,267	2010
	2.4274	4.2277	571,059	2009
	5.0163	2.4274	453,203	2008

MFS® Total Return Series	12.1172	13.4178	5,628,646	2017
	11.2648	12.1172	6,343,608	2016
	11.4672	11.2648	7,107,827	2015
	10.7191	11.4672	7,672,192	2014
	17.5040	10.7191	8,646,654	2013
	15.9457	17.5040	4,921,457	2012
	15.8660	15.9457	5,471,487	2011
	14.6330	15.8660	6,043,726	2010
	12.5671	14.6330	6,831,307	2009
	16.2476	12.5671	7,604,685	2008

MFS® Utilities Series	9.3761	10.6166	3,478,111	2017
	8.5036	9.3761	4,056,714	2016
	10.1213	8.5036	4.624,698	2015
	10.0000	10.1213	5,122,822	2014

MFS® Value Series	11.7933	13.6816	2,661,971	2017
	10.4837	11.7933	3,068,422	2016
	10.7144	10.4837	3,417,637	2015
	10.0000	10.7144	3,788,127	2014

57

This Prospectus sets forth information about the Contracts and the Variable Account that a prospective purchaser should know before investing. Additional information about the Contracts and the Variable Account has been filed with the Securities and Exchange Commission in a Statement of Additional Information dated June 26, 2018, which is incorporated herein by reference. The Statement of Additional Information is available upon request and without charge from Delaware Life Insurance Company. To receive a copy, return this request form to the address shown below or telephone (877) 253-2323.

To:	Delaware Life Insurance Company
P.O. Box 758581
Topeka, KS 66675-8581

Please send me a Statement of Additional Information for
Regatta Platinum
Delaware Life Variable Account F.

Name:

Address:

City:	State:	Zip Code:

Telephone:

58

PART B

JUNE 26, 2018

REGATTA GOLD

AND

REGATTA PLATINUM

VARIABLE AND FIXED ANNUITY

STATEMENT OF ADDITIONAL INFORMATION

DELAWARE LIFE VARIABLE ACCOUNT F

The Statement of Additional Information sets forth information which may be of interest to prospective purchasers of Regatta Gold and Regatta Platinum (the “Contracts”) issued by Delaware Life Insurance Company (the “Company”) in connection with Delaware Life Variable Account F (the “Variable Account”) which is not included in the corresponding Prospectus dated June 26, 2018. This Statement of Additional Information should be read in conjunction with the Prospectus, a copy of which may be obtained without charge from the Company by writing to Delaware Life Insurance Company, P.O. Box 758581, Topeka, KS 66675-8581, or by telephoning (877) 253-2323.

The terms used in this Statement of Additional Information have the same meanings as in the Prospectus.

THIS STATEMENT OF ADDITIONAL INFORMATION IS NOT A PROSPECTUS AND IS AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE PURCHASERS ONLY IF PRECEDED OR ACCOMPANIED BY A CURRENT PROSPECTUS.

DELAWARE LIFE INSURANCE COMPANY

The Company changed its name from Sun Life Assurance Company of Canada (U.S.) to Delaware Life Insurance Company on July 21, 2014.

Group One Thousand One, LLC is the Company’s corporate parent. Group One Thousand One, LLC is ultimately controlled by Mark R. Walter. Mr. Walter ultimately controls the Company through the following intervening companies: Group One Thousand One, LLC, Delaware Life Holdings Parent, LLC, Delaware Life Holdings Parent II, LLC, and DLICM, LLC. The nature of the business of Mr. Walter and these intervening companies is investing in companies engaged in the business of life insurance and annuities.

ADVERTISING AND SALES LITERATURE

As set forth in the Prospectus, the Company may refer to the following organizations (and others) in its marketing materials:

A.M. Best’s Rating System is designed to evaluate the various factors affecting the overall performance of an insurance company in order to provide an opinion as to an insurance company’s relative financial strength and ability to meet its contractual obligations. The procedure includes both a quantitative and qualitative review of each company.

Lipper Variable Insurance Products Performance Analysis Service is a publisher of statistical data covering the investment company industry in the United States and overseas. Lipper is recognized as the leading source of data on open-end and closed-end funds. Lipper currently tracks the performance of over 5,000 investment companies and publishes numerous specialized reports, including reports on performance and portfolio analysis, fee and expense analysis.

Standard & Poor’s insurance claims-paying ability rating is an opinion of an operating insurance company’s financial capacity to meet obligations of its insurance policies in accordance with their terms.

VARDS (Variable Annuity Research Data Service) provides a comprehensive guide to variable annuity contract features and historical fund performance. The service also provides a readily understandable analysis of the comparative characteristics and market performance of funds inclusive in variable contracts.

Moody’s Investors Services, Inc.’s insurance claims-paying rating is a system of rating an insurance company’s financial strength, market leadership, and ability to meet financial obligations. The purpose of Moody’s ratings is to provide investors with a simple system of gradation by which the relative quality of insurance companies may be noted.

Standard & Poor’s Index - broad-based measurement of changes in stock-market conditions based on the average performance of 500 widely held common stocks; commonly known as the Standard & Poor’s 500 (S&P 500). The selection of stocks, their relative weightings to reflect differences in the number of outstanding shares, and publication of the index itself are services of Standard & Poor’s Corporation, a financial advisory, securities rating, and publishing firm. The index tracks 400 industrial company stocks, 20 transportation stocks, 40 financial company stocks, and 40 public utilities.

NASDAQ-OTC Price Index - this index is based on the National Association of Securities Dealers Automated Quotations (NASDAQ) and represents all domestic over-the-counter stocks except those traded on exchanges and those having only one market maker, a total of some 3,500 stocks. It is market value-weighted and was introduced with a base of 100.00 on February 5, 1971.

Dow Jones Industrial Average (DJIA) - price-weighted average of 30 actively traded blue chip stocks, primarily industrials, but including American Express Company and American Telephone and Telegraph Company. Prepared and Published by Dow Jones & Company, it is the oldest and most widely quoted of all the market indicators. The average is quoted in points, not dollars.

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Morningstar, Inc. is an independent financial publisher offering comprehensive statistical and analytical coverage of open-end and closed-end funds and variable annuities. This coverage for mutual funds includes, among other information, performance analysis rankings, risk rankings (e.g. aggressive, moderate or conservative), and “style box” matrices. Style box matrices display, for equity funds, the investment philosophy and size of the companies in which the fund invests and, for fixed-income funds, interest rate sensitivity and credit quality of the investment instruments.

Ibbotson Associates, Inc. is a consulting firm that provides a variety of historical data, including total return, capital appreciation and income, on the stock market as well as other investment asset classes, and inflation. This information will be used primarily for comparative purposes and to illustrate general financial planning principles.

In its advertisements and other sales literature for the Variable Account and the Funds, the Company intends to illustrate the advantages of the Contracts in a number of ways:

Dollar-Cost Averaging Illustrations. These illustrations will generally discuss the price-leveling effect of making regular investments in the same Sub-Accounts over a period of time, to take advantage of the trends in market prices of the portfolio securities purchased by those Sub-Accounts.

Systematic Withdrawal Program. A service provided by the Company, through which a Participant may take any distribution allowed by Internal Revenue Code Section 401 (a) (9) in the case of Qualified Contracts, or permitted under Internal Revenue Code Section 72 in the case of Non-Qualified Contracts, by way of a series of partial withdrawals. Withdrawals under this program may be fully or partially includible in income and may be subject to a 10% penalty tax. Consult your tax advisor.

The Company’s and the Funds’ Customers. Sales literature for the Variable Account and the Funds may refer to the number of clients which they serve.

The Company’s Assets, Size. The Company may discuss its general financial condition (see, for example, the references to Standard & Poor’s and A.M. Best Company above); it may refer to its assets; and it may discuss its relative size and/or ranking among companies in the industry or among any sub-classification of those companies, based upon recognized evaluation criteria.

Compound Interest Illustrations. These will emphasize several advantages of the variable annuity contract. For example, but not by way of limitation, the literature may emphasize the potential savings through tax deferral; the potential advantage of the Variable Account over the Fixed Account; and the compounding effect when a participant makes regular deposits to his or her account.

The Company may use hypothetical illustrations of the benefits of tax deferral, including but not limited to the following chart. The chart below assumes an initial investment of $10,000 which remains fully invested for the entire time period, an 8% annual return, and a 33% combined federal and state income tax rate. It compares how 3 different investments might fare over 10, 20, and 30 years. The first example illustrates an investment in a non-tax-deferred account and assumes that taxes are paid annually out of that account. The second example illustrates how the same investment would grow in a tax-deferred investment, such as an annuity. The third example illustrates the net value of the tax-deferred investment after paying taxes on the full account value.

	10 YEARS	20 YEARS	30 YEARS
Non-Tax-Deferred Account	$16,856	$28,413	$47,893
Tax-Deferred Account	$21,589	$46,610	$100,627
Tax-Deferred Account After Paying Taxes	$17,765	$34,528	$70,720

This illustration is hypothetical and does not represent the projected performance of the contract or any of its investment options. The illustration does not reflect the deduction of any charges or fees related to portfolio management, mortality and expense, or account administration. Taxes on earnings within an annuity are due upon withdrawal. Withdrawals may also be subject to surrender charges and, if made prior to age 59 1⁄2, a 10% federal penalty tax.

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TAX-DEFERRED ACCUMULATION

In general, individuals who own annuity contracts are not taxed on increases in the value of their annuity contracts until some form of distribution is made under the contract. As a result, the annuity contract would benefit from tax deferral during the contract’s accumulation phase; this would have the effect of permitting an investment in an annuity contract to grow more rapidly that a comparable investment under which increases in value are taxed on a current basis.

In reports or other communications to you or in advertising or sales materials, we may also describe the effects of tax-deferred compounding on the Variable Account’s investment returns. We may illustrate these effects in charts or graphs and from time to time may include comparisons of returns under the Contract or in general on a tax-deferred basis, with the returns on a taxable basis. Different tax rates may be assumed. Any such illustrative chart or graph would show accumulations on an initial investment or Purchase Payment, assuming a given amount (including the applicable interest credit), hypothetical gross annual returns compounded annually, and a stated rate of return. The values shown for the taxable investment would not include any deduction for management fees or other expenses, but would assume the annual deduction of federal and state taxes from investment returns. The values shown for the Contract in a chart would reflect the deduction of Contract expenses, such as the mortality and expense risk charge, the 0.15% administrative charge, and the annual Account Fee. In addition, the values shown would assume that the Participant has not surrendered his or her Contract or made any partial surrenders until the end of the period shown. The chart would assume a full surrender at the end of the period shown and the payment of federal and state taxes, at a rate of not more than 33%, on the amount in excess of the Purchase Payments.

In developing illustrative tax deferral charts, we will observe these general principles:

•	The assumed rate of earnings will be realistic.

•	The illustrative chart will accurately depict the effect of all fees and charges or provide a narrative that prominently discloses all fees and charges under the Contract.

•	Charts comparing accumulation values for tax-deferred and non-tax-deferred investments will depict the implications of any surrender.

•	A narrative accompanying the chart will prominently disclose that there may be a 10% tax penalty on a surrender by a Participant who has not reached age 59 1⁄2 at the time of surrender.

The rates of return illustrated in any chart would be hypothetical and are not an estimate or guaranty of performance. Actual tax returns may vary among Participants.

CALCULATIONS

Example of Net Investment Factor Calculation

We determine the net investment factor using the following formula:

Investment Factor	=	(	a + b	)	- d
c

where:

(a)	is the net asset value of a Fund share held in the Sub-Account at the end of that Valuation Period;

(b)	is the per share amount of any dividend or capital gains distribution made by that Fund during the Valuation Period;

(c)	is the net asset value per share of the Fund share at the end of the previous Valuation Period;

(d)	is a factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period.

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Assume the following facts about a particular Variable Account at the end of the current Valuation Period:

(a)	the net asset value of a fund equals $ 18.38;

(b)	the per share amount of any dividend or capital gains distributions equal $0;

(c)	the net asset value per share of the Fund share at the end of the previous Valuation Period equals $18.32; and

(d)	the factor representing the asset-based insurance charges (the mortality and expense risk charge, the administrative expense charge, and the distribution fee) plus any applicable asset-based charge for an optional benefit for the Valuation Period equals 0.00004837.

The net investment factor is, therefore, determined as follows:

(18.38 + 0.00) - (.00004837)	=	1.00322674
18.32

Example of Variable Accumulation Unit Value Calculation

We calculate the Variable Accumulation Unit Value for any Valuation Period as follows: we multiply the Variable Accumulation Unit Value for the immediately preceding Valuation Period by the appropriate Net Investment Factor for the subsequent Valuation Period.

Assume the Variable Accumulation Unit value for the immediately preceding Valuation Period had been 14.5645672. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323648 as shown in the calculation above. The value for the current Valuation Period would be, therefore, determined as follows:

(14.5645672 x 1.00323648)	=	14.6117052

ANNUITY PROVISIONS

Determination of Annuity Payments

On the Annuity Commencement Date, the Contract’s Accumulation Account will be canceled and its adjusted value will be applied to provide a Variable Annuity or a Fixed Annuity or a combination of both. The adjusted value will be equal to the value of the Accumulation Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date, reduced by any applicable premium or similar taxes and a proportionate amount of the contract maintenance charge to reflect the time elapsed between the last Contract Anniversary and the day before the Annuity Commencement Date.

The dollar amount of the first variable annuity payment will be determined in accordance with the annuity payment rates found in the Contract which are based on an assumed interest rate of 3% per year. All variable annuity payments other than the first are determined by means of Annuity Units credited to the Contract. The number of Annuity Units to be credited in respect of a particular Variable Account is determined by dividing that portion of the first variable annuity payment attributable to that Variable Account by the Annuity Unit value of that Variable Account for the Valuation Period which ends immediately preceding the Annuity Commencement Date. The number of Annuity Units of each particular Variable Account credited to the Contract then remains fixed unless an exchange of Annuity Units is made as described below. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, and is equal to the sum of the amounts determined by multiplying the number of Annuity Units of a particular Variable Account credited to the Contract by the Annuity Unit value for the particular Variable Account for the Valuation Period which ends immediately preceding the due date of each subsequent payment.

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Annuity Unit Value

The Annuity Unit value for each Variable Account was established at $10.00 for the first Valuation Period of the particular Variable Account. The Annuity Unit value for any subsequent Valuation Period is determined using the following formula:

Annuity Unit Value	=	(A x B) x C

where:

A	equals the Annuity Unit value for the immediately preceding Valuation Period

B	equals the Net Investment Factor for the current Valuation Period

C	equals a factor to neutralize the assumed interest rate of 3% per year used to establish the annuity payment rates found in the Contract. (This factor is 0.99991902 for a one day Valuation Period.)

Example of Variable Annuity Unit Calculation

Assume the value of an Annuity Unit for the immediately preceding Valuation Period had been 12.3456789. Assume that the Net Investment Factor for the subsequent Valuation Period is 1.00323648 as shown in the calculation above. If the first variable annuity payment is determined by using an annuity payment based on an assumed interest rate of 3% per year, the value of the Annuity Unit for the current Valuation Period would be determined as follows:

(12.3456789 x 1.00323648) x 0.99991902	=	12.3846325

Example of Variable Annuity Payment Calculation

The first Variable Annuity payment is determined by multiplying the Variable Accumulation Unit value for the Valuation Period (as described under “Example of Variable Accumulation Unit Calculation”) by the annuity payment rate for the age and annuity option elected.

Assume the following facts:

•	the Account value being annuitized is made up of a particular Variable Account with 8,765.4321 Variable Accumulation Units;

•	at the end of the Valuation Period immediately preceding the Annuity Commencement Date, the Variable Accumulation Unit value and the Annuity Unit value for that Variable Account are 14.5645672 and 12.3456789, respectively;

•	the annuity payment rate for the age and option elected is $6.78 per $1,000; and

•	on the day prior to the second variable annuity payment date, the Annuity Unit value is 12.3724831.

The first Variable Annuity payment would be determined as follows:

(8,765.4321 x 14.5645672) x 6.78	=	$865.57
1,000

This first Variable Annuity payment of $865.57 represents 70.1112 Variable Annuity Units, which are calculated by dividing the first Variable Annuity Payment by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the Annuity Commencement Date. In this case, $865.57 divided by 12.3456789.

Subsequent Variable Annuity payments are determined by multiplying the number of Variable Annuity Units (calculated for the first Variable Annuity payment) by the Variable Annuity Unit value at the end of the Valuation Period immediately preceding the annuity payment date. Thus, the second Variable Annuity payment would be determined as follows:

70.1112 x 12.3846391	=	$868.30

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DISTRIBUTION OF THE CONTRACT

We offer the Contract on a continuous basis through the general distributor and principal underwriter of the Contracts, Clarendon Insurance Agency, Inc. (“Clarendon”). Clarendon also acts as the general distributor of certain other annuity contracts issued by the Company and its subsidiary, Delaware Life Insurance Company of New York, and variable life insurance contracts issued by the Company.

In addition to commissions, the Company may, from time to time, pay or allow additional promotional incentives, in the form of cash or other compensation. The Company reserves the right to offer these additional incentives only to certain broker-dealers that sell or are expected to sell during specified time periods certain minimum amounts of the Contracts or Certificates or other contracts offered by the Company. Promotional incentives may change at any time.

Commissions will not be paid to selling agents with respect to Participant Accounts established for the personal account of employees of the Company or any of its affiliates, or of persons engaged in the distribution of the Contracts, or of immediate family members of such employees or persons. In addition, commissions may be waived or reduced in connection with certain transactions described in the Prospectus under the heading “Waivers; Reduced Charges; Credits; Bonus Guaranteed Interest Rates.” Total commissions paid on behalf of Clarendon in connection with the Variable Account during 2015, 2016, and 2017, were approximately $83,577,578, $76,221,651, and $72,466,231, respectively.

CUSTODIAN

We are the Custodian of the assets of the Variable Account. We will purchase Fund shares at net asset value in connection with amounts allocated to the Sub-Accounts in accordance with your instructions, and we will redeem Fund shares at net asset value for the purpose of meeting the contractual obligations of the Variable Account, paying charges relative to the Variable Account or making adjustments for annuity reserves held in the Variable Account.

EXPERTS

The statutory-basis financial statements of Delaware Life Insurance Company as of December 31, 2017 and 2016 and for each of the three years ended December 31, 2017 (the report on which expresses an unmodified opinion in accordance with accounting practices prescribed or permitted by the Delaware Department of Insurance), included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent auditor, given on the authority of said firm as experts in auditing and accounting.

The financial statements of Delaware Life Variable Account F as of December 31, 2017 and for each of the periods presented, included in this Statement of Additional Information have been so included in reliance on the report of PricewaterhouseCoopers LLP, an independent registered public accounting firm, given on the authority of said firm as experts in auditing and accounting.

FINANCIAL STATEMENTS

The financial statements of the Variable Account and Delaware Life Insurance Company are included herein. The statutory-basis financial statements of Delaware Life Insurance Company are provided as relevant to its ability to meet its financial obligations under the Contracts and Certificates and should not be considered as bearing on the investment performance of the assets held in the Variable Account.

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Delaware Life

Variable Account F — Regatta

Financial Statements as of and for the Year Ended December 31, 2017 and

Report of Independent Registered Public Accounting Firm

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

Index

December 31, 2017

Page(s)

Report of Independent Registered Public Accounting Firm	1-3

Financial Statements

Statements of Assets and Liabilities	4-10

Statements of Operations	11-52

Statements of Changes in Net Assets	53-117

Notes to the Financial Statements	118-151

Report of Independent Registered Public Accounting Firm

To the Board of Directors of Delaware Life Insurance Company and the Contract Holders of Delaware Life Variable Account F - Regatta:

Opinions on the Financial Statements

We have audited the accompanying statements of assets and liabilities of each of the sub-accounts constituting Delaware Life Variable Account F - Regatta (hereafter collectively referred to as the “Accounts”) indicated in the table below as of December 31, 2017, the related statements of operations for the year ended December 31, 2017, and the statements of changes in net assets for each of the two years in the period ended December 31, 2017, including the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Accounts as of December 31, 2017, the results of their operations for the year then ended and the changes in their net assets for each of the two years in the period ended December 31, 2017 in conformity with accounting principles generally accepted in the United States of America.

Sub Accounts of Delaware Life Variable Account F - Regatta

AB VPS Balanced Wealth Strategy Portfolio (Class B) (1)	MFS VIT II Core Equity Portfolio S Class (1)
AB VPS Dynamic Asset Allocation Portfolio Class B (1)	MFS VIT II Emerging Markets Equity Portfolio I Class (1)
AB VPS International Growth Portfolio (Class B) (1)	MFS VIT II Emerging Markets Equity Portfolio S Class (1)
AB VPS International Value Portfolio (Class B) (1)	MFS VIT II Global Governments Portfolio I Class (1)
AB VPS Small/Mid Cap Value Portfolio (Class B) (1)	MFS VIT II Global Governments Portfolio S Class (1)
BlackRock Global Allocation V.I. Fund (Class III) (1)	MFS VIT II Global Growth Portfolio I Class (1)
Columbia Variable Portfolio - Small Cap Value Fund Class 2 (1)	MFS VIT II Global Growth Portfolio S Class (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 (1)	MFS VIT II Global Research Portfolio I Class (1)
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 (1)	MFS VIT II Global Research Portfolio S Class (1)
Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 1 (1)	MFS VIT II Global Tactical Allocation Portfolio I Class (1)
Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 2 (1)	MFS VIT II Global Tactical Allocation Portfolio S Class (1)
Columbia Variable Portfolio - Select International Equity Fund Class 2 (1)	MFS VIT II Government Securities Portfolio I Class (1)
Fidelity VIP Balanced Portfolio (Service Class 2) (1)	MFS VIT II Government Securities Portfolio S Class (1)
Fidelity VIP Contrafund Portfolio (Service Class 2) (1)	MFS VIT II High Yield Portfolio I Class (1)
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) (1)	MFS VIT II High Yield Portfolio Service Class (1)
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio I Class (1)
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) (1)	MFS VIT II International Growth Portfolio S Class (1)
Fidelity VIP Mid Cap Portfolio (Service Class 2) (1)	MFS VIT II International Value Portfolio I Class (1)
First Eagle Overseas Variable Fund (1)	MFS VIT II International Value Portfolio S Class (1)
Franklin Templeton Developing Markets VIP Fund Class 2 (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class (1)
Franklin Templeton Foreign VIP Fund Class 2 (1)	MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class (1)
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 (1)	MFS U.S. Government Money Market Portfolio Initial Class (1)
Franklin Templeton Global Bond VIP Fund Class 4 (1)	MFS VIT II Money Market Portfolio Service Class (1)
Franklin Templeton Growth VIP Fund Class 2 (1)	MFS VIT II Research International Portfolio I Class (1)
Franklin Templeton Income VIP Fund Class 2 (1)	MFS VIT II Research International Portfolio S Class (1)

PricewaterhouseCoopers LLP, 101 Seaport Boulevard, Suite 500, Boston, MA 02210

T: (617) 530 5000, F: (617) 530 5001, www.pwc.com/us

Franklin Templeton Income VIP Fund Class 4 (1)	MFS VIT II Strategic Income Portfolio I Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 2 (1)	MFS VIT II Strategic Income Portfolio S Class (1)
Franklin Templeton Mutual Shares VIP Fund Class 4 (1)	MFS VIT II Technology Portfolio I Class (1)
Franklin Templeton Small Cap Value VIP Fund Class 2 (1)	MFS VIT II Technology Portfolio S Class (1)
Franklin Templeton Small Cap Value VIP Fund Class 4 (1)	MFS VIT III Blended Research Small Cap Portfolio Service Class (1)
Franklin Templeton Strategic Income VIP Fund Class 2 (1)	MFS VIT III Conservative Allocation Portfolio Service Class (1)
Franklin Templeton Strategic Income VIP Fund Class 4 (1)	MFS VIT III Global Real Estate Portfolio Initial Class (1)
Rational Dividend Capture VA Fund (1)	MFS VIT III Global Real Estate Portfolio Service Class (1)
Rational Insider Buying VA Fund (1)	MFS VIT III Growth Allocation Portfolio Service Class (1)
Invesco V.I. American Value Fund Series II (1)	MFS VIT III Inflation Adjusted Bond Portfolio Service Class (1)
Invesco V.I. Comstock Fund Series II (1)	MFS VIT III Limited Maturity Portfolio Initial Class (1)
Invesco V.I. Equity and Income Fund Series II (1)	MFS VIT III Limited Maturity Portfolio Service Class (1)
Invesco V.I. International Growth Fund II (1)	MFS VIT III Mid Cap Value Portfolio Initial Class (1)
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) (1)	MFS VIT III Mid Cap Value Portfolio Service Class (1)
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) (1)	MFS VIT III Moderate Allocation Portfolio Service Class (1)
Lazard Retirement Emerging Markets Equity Portfolio Service Class (1)	MFS VIT III New Discovery Value Portfolio Service Class (1)
Lord Abbett Series Fund - Growth Opportunities Portfolio VC (1)	Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II (1)
Lord Abbett Series Fund- Fundamental Equity Portfolio VC (1)	Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II (1)
MFS VIT Total Return Series Initial Class (1)	Oppenheimer Capital Appreciation Fund/VA (Service Shares) (1)
MFS VIT Total Return Series Service Class (1)	Oppenheimer Conservative Balanced Fund/VA (Service Shares) (1)
MFS VIT I Growth Series Initial Class (1)	Oppenheimer Global Fund/VA (Service Shares) (1)
MFS VIT I Growth Series Service Class (1)	Oppenheimer Main Street Fund/VA (Service Shares) (1)
MFS VIT I Mid Cap Growth Series Initial Class (1)	Oppenheimer Main Street Small Cap Fund/VA (Service Shares) (1)
MFS VIT I Mid Cap Growth Series Service Class (1)	PIMCO StocksPLUS Global Portfolio Advisor Class (1)
MFS VIT I New Discovery Series Initial Class (1)	PIMCO VIT All Asset Portfolio Admin Class (1)
MFS VIT I New Discovery Series Service Class (1)	PIMCO VIT All Asset Portfolio Advisor Class (1)
MFS VIT I Total Return Bond Series Service Class (1)	PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class (1)
MFS VIT I Research Series Service Class (1)	PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class (1)
MFS VIT I Utilities Series Initial Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Admin Class (1)
MFS VIT I Utilities Series Service Class (1)	PIMCO VIT Emerging Markets Bond Portfolio Advisor Clas (1)
MFS VIT I Value Series Initial Class (1)	PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class (1)
MFS VIT I Value Series Service Class (1)	PIMCO VIT Real Return Portfolio Admin Class (1)
MFS VIT II Blended Research Core Equity Portfolio I Class (1)	PIMCO VIT Total Return Portfolio Admin Class (1)
MFS VIT II Blended Research Core Equity Portfolio S Class (1)	Putnam VT Absolute Return 500 Fund Class IB (1)
MFS VIT II Corporate Bond Portfolio I Class (1)	Putnam VT Equity Income Fund Class IB (1)
MFS VIT II Corporate Bond Portfolio S Class (1)	Wanger Select Fund (1)
MFS VIT II Core Equity Portfolio I Class (1)	Wanger USA (1)

(1)	Statement of assets and liabilities as of December 31, 2017, statement of operations for the year ended December 31, 2017, and statement of changes in net assets for the years ended December 31, 2017 and 2016.

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Basis for Opinions

These financial statements are the responsibility of the Accounts’ management. Our responsibility is to express an opinion on the Accounts’ financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Account in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of December 31, 2017 by correspondence with the transfer agents. We believe that our audits provide a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

Boston, MA

June 25, 2018

We have served as the auditor of one or more Accounts in Delaware Life Variable Account F - Regatta since 2013.

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DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES

DECEMBER 31, 2017

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
AB VPS Balanced Wealth Strategy Portfolio (Class B) Sub-Account (AL1)	4,241,305	$49,498,030	$49,750,511	$—	$49,750,511	$—	$49,750,511
AB VPS Dynamic Asset Allocation Portfolio Class B Sub-Account (AO5)	7,221,818	82,076,332	93,739,200	—	93,739,200	—	93,739,200
AB VPS International Growth Portfolio (Class B) Sub-Account (AM2)	233,553	4,300,197	5,325,012	—	5,325,012	—	5,325,012
AB VPS International Value Portfolio (Class B) Sub-Account (A98)	2,201,714	28,548,702	35,557,688	—	35,557,688	—	35,557,688
AB VPS Small/Mid Cap Value Portfolio (Class B) Sub-Account (A74)	619,553	12,314,724	13,307,999	—	13,307,999	3	13,307,996
BlackRock Global Allocation V.I. Fund (Class III) Sub-Account (B18)	33,469,587	476,096,508	496,688,670	80,083	496,768,753	—	496,768,753
Columbia Variable Portfolio - Small Cap Value Fund Class 2 Sub- Account (C71)	1,762	31,711	35,534	—	35,534	—	35,534
Columbia Variable Portfolio - Large Cap Growth Fund Class 1 Sub- Account (C59)	3,224	40,030	54,028	—	54,028	—	54,028
Columbia Variable Portfolio - Large Cap Growth Fund Class 2 Sub- Account (C60)	4,086,957	50,294,350	67,189,571	2,226	67,191,797	—	67,191,797
Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 1 Sub-Account (C89)	2,048	52,688	59,794	—	59,794	—	59,794
Columbia Variable Portfolio - Loomis Sayles Growth Fund Class 2 Sub-Account (C90)	702,545	14,747,409	20,134,948	39,185	20,174,133	—	20,174,133
Columbia Variable Portfolio - Select International Equity Fund Class 2 Sub-Account (C58)	376,182	4,865,502	5,875,958	—	5,875,958	—	5,875,958
Fidelity VIP Balanced Portfolio (Service Class 2) Sub-Account (FD7)	6,011,431	98,751,211	110,189,532	—	110,189,532	—	110,189,532
Fidelity VIP Contrafund Portfolio (Service Class 2) Sub-Account (F24)	4,711,677	139,261,934	174,567,637	76,329	174,643,966	—	174,643,966
Fidelity VIP Freedom 2010 Portfolio (Service Class 2) Sub-Account (F88)	212,619	2,631,577	2,838,467	—	2,838,467	—	2,838,467
Fidelity VIP Freedom 2015 Portfolio (Service Class 2) Sub-Account (FB9)	1,038,499	12,301,831	14,133,977	—	14,133,977	—	14,133,977
Fidelity VIP Freedom 2020 Portfolio (Service Class 2) Sub-Account (F15)	1,664,769	19,046,852	23,206,885	—	23,206,885	—	23,206,885
Fidelity VIP Mid Cap Portfolio (Service Class 2) Sub-Account (F41)	2,728,241	88,492,723	103,100,242	—	103,100,242	645	103,099,597
First Eagle Overseas Variable Fund Sub-Account (FE3)	10,345,247	280,700,162	286,666,804	537	286,667,341	—	286,667,341
Franklin Templeton Developing Markets VIP Fund Class 2 Sub-
Account (T21)	2,535,250	19,857,945	25,935,607	—	25,935,607	299	25,935,308
Franklin Templeton Foreign VIP Fund Class 2 Sub-Account (T20)	6,477,035	90,894,220	100,199,730	—	100,199,730	1,426	100,198,304
Franklin Templeton Founding Funds Allocation VIP Fund Class 2 Sub-Account (FE6)	4,566,338	31,642,229	33,745,241	—	33,745,241	—	33,745,241
Franklin Templeton Global Bond VIP Fund Class 4 Sub-Account (T59)	320,993	5,592,462	5,415,144	—	5,415,144	—	5,415,144
Franklin Templeton Growth VIP Fund Class 2 Sub-Account (F56)	1,231,622	16,337,012	19,669,001	138	19,669,139	—	19,669,139
Franklin Templeton Income VIP Fund Class 2 Sub-Account (F59)	4,758,104	73,352,454	76,938,543	1,795	76,940,338	—	76,940,338
Franklin Templeton Income VIP Fund Class 4 Sub-Account (FF0)	139,251	2,189,471	2,301,820	—	2,301,820	—	2,301,820
Franklin Templeton Mutual Shares VIP Fund Class 2 Sub-Account (F54)	7,623,923	136,061,421	155,223,079	489	155,223,568	—	155,223,568
Franklin Templeton Mutual Shares VIP Fund Class 4 Sub-Account (FG8)	15,208	316,655	312,227	—	312,227	—	312,227
Franklin Templeton Small Cap Value VIP Fund Class 2 Sub- Account (F53)	1,584,485	30,018,918	31,372,808	—	31,372,808	—	31,372,808
Franklin Templeton Small Cap Value VIP Fund Class 4 Sub- Account (FJ9)	44,483	825,766	899,453	—	899,453	—	899,453
Franklin Templeton Strategic Income VIP Fund Class 2 Sub-Account (T28)	1,517,573	17,358,966	16,389,786	—	16,389,786	—	16,389,786
Franklin Templeton Strategic Income VIP Fund Class 4 Sub-Account (FJ0)	24,756	284,269	274,294	—	274,294	—	274,294
Rational Dividend Capture VA Fund Sub-Account (H24) ¹	107,989	1,337,514	1,272,105	—	1,272,105	—	1,272,105
Rational Insider Buying VA Fund Sub-Account (H32) ¹	111,252	1,675,742	1,530,826	—	1,530,826	—	1,530,826
Invesco V.I. American Value Fund Series II Sub-Account (V35)	417,281	7,019,375	7,594,507	—	7,594,507	—	7,594,507
Invesco V.I. Comstock Fund Series II Sub-Account (V13)	1,540,926	27,852,890	31,650,617	—	31,650,617	—	31,650,617
Invesco V.I. Equity and Income Fund Series II Sub-Account (V11)	5,917,459	105,230,114	112,135,840	—	112,135,840	—	112,135,840
Invesco V.I. International Growth Fund II Sub-Account (AC1)	76,683	2,659,796	3,015,957	—	3,015,957	—	3,015,957
JPMorgan Insurance Trust Core Bond Portfolio (Class 2) Sub- Account (J88)	4,325,644	47,304,299	46,803,470	—	46,803,470	—	46,803,470
JPMorgan Insurance Trust U.S. Equity Portfolio (Class 2) Sub- Account (J94)	428,888	11,242,422	13,758,720	—	13,758,720	—	13,758,720
Lazard Retirement Emerging Markets Equity Portfolio Service Class Sub-Account (L11)	1,709,106	33,183,948	40,317,806	35	40,317,841	—	40,317,841

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
Lord Abbett Series Fund - Growth Opportunities Portfolio VC Sub- Account (L18)	1,846,549	$24,868,796	$26,220,999	$—	$26,220,999	$543	$26,220,456
Lord Abbett Series Fund- Fundamental Equity Portfolio VC Sub- Account (L17)	2,148,901	40,889,410	40,528,272	59	40,528,331	—	40,528,331
MFS VIT Total Return Series Initial Class Sub-Account (M07)	14,536,974	327,289,809	359,063,254	—	359,063,254	265,768	358,797,486
MFS VIT Total Return Series Service Class Sub-Account (M35)	14,913,822	331,415,374	362,107,607	13,343	362,120,950	—	362,120,950
MFS VIT I Growth Series Initial Class Sub-Account (M31)	2,887,498	94,123,552	141,198,668	92,019	141,290,687	—	141,290,687
MFS VIT I Growth Series Service Class Sub-Account (M80)	453,108	17,005,523	21,418,409	1,649	21,420,058	—	21,420,058
MFS VIT I Mid Cap Growth Series Initial Class Sub-Account (MF1)	2,409,816	19,186,865	22,917,348	—	22,917,348	405	22,916,943
MFS VIT I Mid Cap Growth Series Service Class Sub-Account (M41)	3,174,074	24,723,331	28,534,927	—	28,534,927	7	28,534,920
MFS VIT I New Discovery Series Initial Class Sub-Account (M05)	2,589,681	46,564,987	52,052,586	6,829	52,059,415	—	52,059,415
MFS VIT I New Discovery Series Service Class Sub-Account (M42)	2,315,512	36,430,661	42,999,059	802	42,999,861	—	42,999,861
MFS VIT I Total Return Bond Series Service Class Sub-Account (M89)	42,476,829	559,856,703	551,774,010	65,581	551,839,591	—	551,839,591
MFS VIT I Research Series Service Class Sub-Account (M82)	4,869,753	118,245,864	142,050,707	—	142,050,707	61	142,050,646
MFS VIT I Utilities Series Initial Class Sub-Account (M44)	3,691,939	120,656,632	108,912,205	158,122	109,070,327	—	109,070,327
MFS VIT I Utilities Series Service Class Sub-Account (M40)	2,137,199	63,553,861	61,936,024	—	61,936,024	—	61,936,024
MFS VIT I Value Series Initial Class Sub-Account (M83)	12,565,625	222,416,247	262,872,876	126,722	262,999,598	—	262,999,598
MFS VIT I Value Series Service Class Sub-Account (M08)	6,513,847	122,738,476	133,859,564	6,265	133,865,829	—	133,865,829
MFS VIT II Blended Research Core Equity Portfolio I Class Sub- Account (MB6)	5,256,306	189,688,003	285,049,474	93,985	285,143,459	—	285,143,459
MFS VIT II Blended Research Core Equity Portfolio S Class Sub- Account (MB7)	1,340,801	51,369,444	72,121,677	7,097	72,128,774	—	72,128,774
MFS VIT II Corporate Bond Portfolio I Class Sub-Account (MC0)	4,897,484	57,603,940	57,006,715	11,427	57,018,142	—	57,018,142
MFS VIT II Corporate Bond Portfolio S Class Sub-Account (MA0)	12,944,847	149,542,748	148,736,293	—	148,736,293	614	148,735,679
MFS VIT II Core Equity Portfolio I Class Sub-Account (MC2)	4,154,399	72,679,826	104,732,406	119,360	104,851,766	—	104,851,766
MFS VIT II Core Equity Portfolio S Class Sub-Account (MC1)	1,630,360	34,083,743	40,693,789	4,141	40,697,930	—	40,697,930
MFS VIT II Emerging Markets Equity Portfolio I Class Sub-Account (MC3)	1,207,213	17,591,814	20,764,056	18,659	20,782,715	—	20,782,715
MFS VIT II Emerging Markets Equity Portfolio S Class Sub- Account (MA1)	1,223,179	16,639,307	20,720,647	539	20,721,186	—	20,721,186
MFS VIT II Global Governments Portfolio I Class Sub-Account (MC4)	977,476	10,533,360	10,322,142	—	10,322,142	2,908	10,319,234
MFS VIT II Global Governments Portfolio S Class Sub-Account (MC5)	99,611	1,029,844	1,029,979	381	1,030,360	—	1,030,360
MFS VIT II Global Growth Portfolio I Class Sub-Account (MC6)	1,933,126	32,394,232	51,285,844	60,683	51,346,527	—	51,346,527
MFS VIT II Global Growth Portfolio S Class Sub-Account (MC7)	94,301	1,786,904	2,493,312	—	2,493,312	—	2,493,312
MFS VIT II Global Research Portfolio I Class Sub-Account (MC8)	2,944,810	51,474,932	93,468,263	93,692	93,561,955	—	93,561,955
MFS VIT II Global Research Portfolio S Class Sub-Account (MC9)	195,033	4,014,025	6,164,998	—	6,164,998	—	6,164,998
MFS VIT II Global Tactical Allocation Portfolio I Class Sub- Account (MD0)	3,052,504	44,276,395	49,175,844	43,961	49,219,805	—	49,219,805
MFS VIT II Global Tactical Allocation Portfolio S Class Sub- Account (M92)	41,678,575	609,351,890	660,188,625	—	660,188,625	1,072	660,187,553
MFS VIT II Government Securities Portfolio I Class Sub-Account (M96)	7,020,343	92,107,736	86,982,046	—	86,982,046	40,613	86,941,433
MFS VIT II Government Securities Portfolio S Class Sub-Account (MD2)	15,533,680	200,132,225	191,219,595	3,036	191,222,631	—	191,222,631
MFS VIT II High Yield Portfolio I Class Sub-Account (MA6)	9,785,111	57,547,233	56,460,090	11,485	56,471,575	—	56,471,575
MFS VIT II High Yield Portfolio Service Class Sub-Account (MA3)	8,171,597	47,734,481	46,578,101	—	46,578,101	733	46,577,368
MFS VIT II International Growth Portfolio I Class Sub-Account (M97)	2,673,007	34,022,485	41,431,606	3,369	41,434,975	—	41,434,975
MFS VIT II International Growth Portfolio S Class Sub-Account (MD5)	1,234,903	16,030,833	18,980,464	1,083	18,981,547	—	18,981,547
MFS VIT II International Value Portfolio I Class Sub-Account (M98)	1,708,767	30,874,321	48,272,661	7,644	48,280,305	—	48,280,305
MFS VIT II International Value Portfolio S Class Sub-Account (M93)	3,721,631	71,336,504	103,461,330	—	103,461,330	1,421	103,459,909
MFS VIT II Massachusetts Investors Growth Stock Portfolio I Class Sub-Account (MD6)	17,126,501	223,504,364	318,552,918	319,579	318,872,497	—	318,872,497
MFS VIT II Massachusetts Investors Growth Stock Portfolio S Class Sub-Account (MB3)	2,030,886	29,298,645	37,327,689	8,056	37,335,745	—	37,335,745
MFS U.S. Government Money Market Portfolio Initial Class Sub- Account (MD8)	49,324,285	49,324,286	49,324,285	—	49,324,285	43,629	49,280,656
MFS VIT II Money Market Portfolio Service Class Sub-Account (MD9)	136,575,342	136,575,342	136,575,342	726	136,576,068	—	136,576,068
MFS VIT II Research International Portfolio I Class Sub-Account (ME2)	1,369,279	18,641,222	23,346,211	25,225	23,371,436	—	23,371,436
MFS VIT II Research International Portfolio S Class Sub-Account (ME3)	2,897,610	40,024,848	48,795,747	—	48,795,747	418	48,795,329

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

		Assets				Liabilities
	Shares	Cost	Investments at fair value	Receivable from Sponsor	Total assets	Payable to Sponsor	Net Assets
MFS VIT II Strategic Income Portfolio I Class Sub-Account (MA5)	2,770,216	$27,587,288	$27,258,926	$25,816	$27,284,742	$—	$27,284,742
MFS VIT II Strategic Income Portfolio S Class Sub-Account (MA7)	514,250	5,038,834	5,013,939	74	5,014,013	—	5,014,013
MFS VIT II Technology Portfolio I Class Sub-Account (ME4)	1,032,581	10,648,249	18,545,152	6,982	18,552,134	—	18,552,134
MFS VIT II Technology Portfolio S Class Sub-Account (MA2)	110,656	1,061,467	1,893,319	—	1,893,319	—	1,893,319
MFS VIT III Blended Research Small Cap Portfolio Service Class Sub-Account (MF3)	5,084,400	66,814,907	66,707,323	—	66,707,323	452	66,706,871
MFS VIT III Conservative Allocation Portfolio Service Class Sub- Account (MF5)	44,622,390	511,124,416	518,958,400	827	518,959,227	—	518,959,227
MFS VIT III Global Real Estate Portfolio Initial Class Sub-Account (MF6)	148,939	1,899,144	2,125,365	110	2,125,475	—	2,125,475
MFS VIT III Global Real Estate Portfolio Service Class Sub- Account (MF7)	3,951,077	56,321,725	64,837,170	—	64,837,170	987	64,836,183
MFS VIT III Growth Allocation Portfolio Service Class Sub-Account (MF9)	31,676,293	358,265,753	387,084,303	—	387,084,303	—	387,084,303
MFS VIT III Inflation Adjusted Bond Portfolio Service Class Sub- Account (MG1)	14,437,830	151,190,047	154,196,023	—	154,196,023	766	154,195,257
MFS VIT III Limited Maturity Portfolio Initial Class Sub-Account (MF2)	24,641,751	253,144,275	250,853,023	—	250,853,023	5,511	250,847,512
MFS VIT III Limited Maturity Portfolio Service Class Sub-Account (MG2)	13,033,856	133,690,674	132,554,313	—	132,554,313	340	132,553,973
MFS VIT III Mid Cap Value Portfolio Initial Class Sub-Account (MG3)	3,368,906	28,851,670	30,353,847	—	30,353,847	309	30,353,538
MFS VIT III Mid Cap Value Portfolio Service Class Sub-Account (MG4)	3,256,397	27,666,839	29,079,628	—	29,079,628	—	29,079,628
MFS VIT III Moderate Allocation Portfolio Service Class Sub- Account (MG6)	116,689,651	1,432,519,452	1,554,306,156	107,952	1,554,414,108	—	1,554,414,108
MFS VIT III New Discovery Value Portfolio Service Class Sub- Account (MG7)	885,980	9,117,754	9,790,084	—	9,790,084	—	9,790,084
Morgan Stanley Variable Insurance Fund, Inc. Growth Portfolio Class II Sub-Account (V44) ¹	287,323	7,773,344	8,875,409	—	8,875,409	—	8,875,409
Morgan Stanley Variable Insurance Fund, Inc. Mid Cap Growth Portfolio Class II Sub-Account (V43) ¹	576,899	6,106,818	6,836,255	—	6,836,255	—	6,836,255
Oppenheimer Capital Appreciation Fund/VA (Service Shares) Sub- Account (O19)	290,406	15,600,424	15,940,365	142	15,940,507	—	15,940,507
Oppenheimer Conservative Balanced Fund/VA (Service Shares) Sub- Account (O23)	765,861	10,365,111	12,031,669	—	12,031,669	—	12,031,669
Oppenheimer Global Fund/VA (Service Shares) Sub-Account (O20)	432,033	16,469,774	20,253,728	—	20,253,728	—	20,253,728
Oppenheimer Main Street Fund/VA (Service Shares) Sub-Account (O21)	5,948,082	144,903,671	189,803,282	—	189,803,282	3,314	189,799,968
Oppenheimer Main Street Small Cap Fund/VA (Service Shares) Sub- Account (O04)	249,603	5,731,123	6,344,911	—	6,344,911	—	6,344,911
PIMCO StocksPLUS Global Portfolio Advisor Class Sub-Account (PH2)	57,944	535,945	552,210	—	552,210	—	552,210
PIMCO VIT All Asset Portfolio Admin Class Sub-Account (P08)	1,944,755	20,496,082	21,100,589	—	21,100,589	—	21,100,589
PIMCO VIT All Asset Portfolio Advisor Class Sub-Account (PC0)	1,830,835	19,650,794	20,084,264	—	20,084,264	—	20,084,264
PIMCO VIT CommodityRealReturn Strategy Portfolio Advisor Class Sub-Account (P70)	48,416	414,044	350,533	—	350,533	—	350,533
PIMCO VIT CommodityRealReturnTM Strategy Portfolio Admin Class Sub-Account (P10)	4,381,907	36,909,114	31,374,452	—	31,374,452	6	31,374,446
PIMCO VIT Emerging Markets Bond Portfolio Admin Class Sub- Account (PK8)	799,239	10,762,836	10,501,999	—	10,501,999	279	10,501,720
PIMCO VIT Emerging Markets Bond Portfolio Advisor Clas Sub- Account (P20)	39,958	535,840	525,044	—	525,044	—	525,044
PIMCO VIT Global Multi-Asset Managed Allocation Portfolio Advisor Class Sub-Account (PD6)	37,171,405	451,748,693	479,139,410	33,544	479,172,954	—	479,172,954
PIMCO VIT Real Return Portfolio Admin Class Sub-Account (P06)	3,444,139	45,817,160	42,776,202	5	42,776,207	—	42,776,207
PIMCO VIT Total Return Portfolio Admin Class Sub-Account (P07)	15,904,977	177,279,930	174,000,453	—	174,000,453	24,947	173,975,506
Putnam VT Absolute Return 500 Fund Class IB Sub-Account (PI3)	1,924,978	19,876,780	20,655,019	—	20,655,019	—	20,655,019
Putnam VT Equity Income Fund Class IB Sub-Account (P72)	547,018	12,395,441	14,599,911	—	14,599,911	—	14,599,911
Wanger Select Fund Sub-Account (W41)	14,579	309,315	303,816	—	303,816	—	303,816
Wanger USA Sub-Account (W42)	1,979	59,552	52,910	—	52,910	—	52,910

[1]	This Sub-Account had a name change in 2017. Refer to Note 1 in the Variable Account’s Notes to Financial Statements for more information.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
AL1	3,291,629	$49,750,511	$—	$49,750,511
AO5	7,463,101	93,739,200	—	93,739,200
AM2	524,543	5,325,012	—	5,325,012
A98	4,094,690	35,557,688	—	35,557,688
A74	595,805	13,269,404	38,592	13,307,996
B18	29,819,354	496,670,573	98,180	496,768,753
C71	1,531	35,534	—	35,534
C59	4,106	54,028	—	54,028
C60	5,124,522	67,190,740	1,057	67,191,797
C89	4,376	59,794	—	59,794
C90	1,481,307	20,095,886	78,247	20,174,133
C58	484,738	5,875,958	—	5,875,958
FD7	6,229,085	110,189,532	—	110,189,532
F24	8,844,758	174,508,086	135,880	174,643,966
F88	177,031	2,838,467	—	2,838,467
FB9	841,754	14,133,977	—	14,133,977
F15	1,353,040	23,206,885	—	23,206,885
F41	4,924,150	103,052,159	47,438	103,099,597
FE3	18,450,816	286,636,555	30,786	286,667,341
T21	1,568,820	25,916,052	19,256	25,935,308
T20	4,689,800	100,110,118	88,186	100,198,304
FE6	2,254,176	33,745,241	—	33,745,241
T59	519,699	5,415,144	—	5,415,144
F56	824,218	19,634,551	34,588	19,669,139
F59	5,191,041	76,924,104	16,234	76,940,338
FF0	157,213	2,301,820	—	2,301,820
F54	6,319,857	155,203,011	20,557	155,223,568
FG8	17,441	312,227	—	312,227
F53	828,913	31,372,808	—	31,372,808
FJ9	41,607	899,453	—	899,453
T28	1,150,422	16,389,786	—	16,389,786
FJ0	23,299	274,294	—	274,294
H24	88,851	1,272,105	—	1,272,105

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
H32	90,402	$1,530,826	$—	$1,530,826
V35	400,331	7,594,507	—	7,594,507
V13	1,780,350	31,650,617	—	31,650,617
V11	6,061,599	112,135,840	—	112,135,840
AC1	200,796	3,015,957	—	3,015,957
J88	4,490,602	46,803,470	—	46,803,470
J94	595,767	13,758,720	—	13,758,720
L11	3,508,497	40,315,028	2,813	40,317,841
L18	1,020,692	26,203,563	16,893	26,220,456
L17	1,583,940	40,521,589	6,742	40,528,331
M07	26,748,775	355,757,471	3,040,015	358,797,486
M35	27,563,591	361,536,366	584,584	362,120,950
M31	4,789,327	140,653,647	637,040	141,290,687
M80	678,694	21,416,348	3,710	21,420,058
MF1	2,084,083	22,745,998	170,945	22,916,943
M41	1,151,944	28,521,244	13,676	28,534,920
M05	3,974,846	51,918,936	140,479	52,059,415
M42	2,681,606	42,960,474	39,387	42,999,861
M89	50,252,561	551,758,383	81,208	551,839,591
M82	7,695,385	142,046,599	4,047	142,050,646
M44	10,265,356	108,228,106	842,221	109,070,327
M40	5,932,848	61,936,024	—	61,936,024
M83	16,073,885	261,778,212	1,221,386	262,999,598
M08	7,634,946	133,671,122	194,707	133,865,829
MB6	8,571,456	283,066,690	2,076,769	285,143,459
MB7	2,537,208	71,960,865	167,909	72,128,774
MC0	2,441,264	56,618,084	400,058	57,018,142
MA0	8,061,502	148,722,340	13,339	148,735,679
MC2	3,720,811	104,236,478	615,288	104,851,766
MC1	1,906,718	40,591,535	106,395	40,697,930
MC3	634,839	20,594,963	187,752	20,782,715

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
MA1	1,143,328	$20,721,186	$—	$20,721,186
MC4	560,127	10,281,123	38,111	10,319,234
MC5	70,046	1,030,360	—	1,030,360
MC6	1,418,436	51,078,415	268,112	51,346,527
MC7	86,375	2,493,312	—	2,493,312
MC8	3,335,907	92,504,089	1,057,866	93,561,955
MC9	286,878	6,164,998	—	6,164,998
MD0	1,660,704	48,922,834	296,971	49,219,805
M92	49,628,528	660,151,488	36,065	660,187,553
M96	4,489,943	86,462,140	479,293	86,941,433
MD2	14,812,278	190,848,841	373,790	191,222,631
MA6	2,138,564	56,148,328	323,247	56,471,575
MA3	2,196,928	46,489,303	88,065	46,577,368
M97	1,626,676	41,091,182	343,793	41,434,975
MD5	1,078,505	18,981,547	—	18,981,547
M98	1,198,867	47,971,657	308,648	48,280,305
M93	5,752,465	103,371,252	88,657	103,459,909
MD6	14,886,576	316,024,524	2,847,973	318,872,497
MB3	1,558,343	37,260,320	75,425	37,335,745
MD8	4,346,081	48,380,708	899,948	49,280,656
MD9	15,193,772	136,429,344	146,724	136,576,068
ME2	1,141,329	23,318,408	53,028	23,371,436
ME3	2,028,320	48,774,477	20,852	48,795,329
MA5	1,331,223	27,164,972	119,770	27,284,742
MA7	273,266	5,010,380	3,633	5,014,013
ME4	1,385,665	18,394,574	157,560	18,552,134
MA2	66,266	1,893,319	—	1,893,319
MF3	3,443,010	66,664,226	42,645	66,706,871
MF5	32,045,960	518,630,578	328,649	518,959,227

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF ASSETS AND LIABILITIES (CONTINUED)

DECEMBER 31, 2017

	Total Units	Applicable to Owners of Deferred Variable Annuity Contracts Value	Reserve for Variable Annuities	Net Assets
MF6	76,502	$2,122,105	$3,370	$2,125,475
MF7	3,417,578	64,799,306	36,877	64,836,183
MF9	17,175,741	387,084,303	—	387,084,303
MG1	12,433,916	154,137,475	57,782	154,195,257
MF2	25,006,600	250,617,806	229,706	250,847,512
MG2	13,429,422	132,539,938	14,035	132,553,973
MG3	1,418,470	30,340,439	13,099	30,353,538
MG4	1,375,595	29,079,628	—	29,079,628
MG6	79,683,750	1,553,857,826	556,282	1,554,414,108
MG7	369,553	9,790,084	—	9,790,084
V44	379,850	8,875,409	—	8,875,409
V43	362,270	6,836,255	—	6,836,255
O19	596,679	15,938,362	2,145	15,940,507
O23	1,132,316	12,031,669	—	12,031,669
O20	742,825	20,253,728	—	20,253,728
O21	6,885,439	189,584,285	215,683	189,799,968
O04	163,130	6,344,911	—	6,344,911
PH2	37,723	552,210	—	552,210
P08	1,399,377	21,100,589	—	21,100,589
PC0	1,647,311	20,084,264	—	20,084,264
P70	66,417	350,533	—	350,533
P10	5,309,995	31,371,801	2,645	31,374,446
PK8	353,094	10,473,829	27,891	10,501,720
P20	42,567	525,044	—	525,044
PD6	37,702,836	479,132,155	40,799	479,172,954
P06	2,714,427	42,733,608	42,599	42,776,207
P07	10,466,926	173,786,110	189,396	173,975,506
PI3	1,875,956	20,655,019	—	20,655,019
P72	645,430	14,599,911	—	14,599,911
W41	11,753	303,816	—	303,816
W42	2,234	52,910	—	52,910

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS

FOR THE YEAR ENDED DECEMBER 31, 2017

	AL1 Sub-Account	AO5 Sub-Account	AM2 Sub-Account
Income:
Dividend income	$914,538	$1,682,269	$49,509

Expenses:
Mortality and expense risk charges	(633,167)	(1,136,802)	(68,162)
Distribution and administration charges	(195,651)	(366,910)	(21,944)

Net investment income (loss)	85,720	178,557	(40,597)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,061,954)	2,457,376	542,248
Realized gain distributions	416,224	—	—

Net realized gains (losses)	(645,730)	2,457,376	542,248

Net change in unrealized appreciation (depreciation)	7,156,324	8,616,364	1,076,137

Net realized and change in unrealized gains (losses)	6,510,594	11,073,740	1,618,385

Net increase (decrease) in net assets from operations	$6,596,314	$11,252,297	$1,577,788

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	A98 Sub-Account	A74 Sub-Account	B18 Sub-Account
Income:
Dividend income	$672,819	$38,635	$6,283,860

Expenses:
Mortality and expense risk charges	(466,197)	(176,487)	(6,377,771)
Distribution and administration charges	(140,757)	(59,440)	(1,979,242)

Net investment income (loss)	65,865	(197,292)	(2,073,153)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	2,188,076	(45,278)	5,302,586
Realized gain distributions	—	786,503	5,712,209

Net realized gains (losses)	2,188,076	741,225	11,014,795

Net change in unrealized appreciation (depreciation)	5,340,479	801,485	49,059,554

Net realized and change in unrealized gains (losses)	7,528,555	1,542,710	60,074,349

Net increase (decrease) in net assets from operations	$7,594,420	$1,345,418	$58,001,196

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	C71 Sub-Account	C59 Sub-Account	C60 Sub-Account
Income:
Dividend income	$111	$—	$—

Expenses:
Mortality and expense risk charges	(468)	(2,382)	(894,662)
Distribution and administration charges	(166)	(797)	(275,711)

Net investment income (loss)	(523)	(3,179)	(1,170,373)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,823	50,779	3,750,655
Realized gain distributions	2,276	—	—

Net realized gains (losses)	4,099	50,779	3,750,655

Net change in unrealized appreciation (depreciation)	972	3,112	13,406,664

Net realized and change in unrealized gains (losses)	5,071	53,891	17,157,319

Net increase (decrease) in net assets from operations	$4,548	$50,712	$15,986,946

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	C89 Sub-Account	C90 Sub-Account	C58 Sub-Account
Income:
Dividend income	$—	$—	$114,216

Expenses:
Mortality and expense risk charges	(701)	(261,983)	(76,062)
Distribution and administration charges	(194)	(86,409)	(25,983)

Net investment income (loss)	(895)	(348,392)	12,171

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	10,685	1,519,615	161,063
Realized gain distributions	—	—	—

Net realized gains (losses)	10,685	1,519,615	161,063

Net change in unrealized appreciation (depreciation)	6,629	4,380,383	1,180,870

Net realized and change in unrealized gains (losses)	17,314	5,899,998	1,341,933

Net increase (decrease) in net assets from operations	$16,419	$5,551,606	$1,354,104

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FD7 Sub-Account	F24 Sub-Account	F88 Sub-Account
Income:
Dividend income	$1,374,787	$1,362,870	$35,987

Expenses:
Mortality and expense risk charges	(1,312,103)	(2,284,326)	(38,921)
Distribution and administration charges	(406,347)	(698,974)	(11,383)

Net investment income (loss)	(343,663)	(1,620,430)	(14,317)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,783,261	18,017,739	126,947
Realized gain distributions	2,769,577	10,060,163	61,883

Net realized gains (losses)	4,552,838	28,077,902	188,830

Net change in unrealized appreciation (depreciation)	9,973,509	6,172,116	124,851

Net realized and change in unrealized gains (losses)	14,526,347	34,250,018	313,681

Net increase (decrease) in net assets from operations	$14,182,684	$32,629,588	$299,364

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FB9 Sub-Account	F15 Sub-Account	F41 Sub-Account
Income:
Dividend income	$175,576	$286,109	$509,541

Expenses:
Mortality and expense risk charges	(189,748)	(302,309)	(1,343,419)
Distribution and administration charges	(61,624)	(90,705)	(420,958)

Net investment income (loss)	(75,796)	(106,905)	(1,254,836)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	674,710	1,559,756	3,800,758
Realized gain distributions	398,998	685,630	5,085,912

Net realized gains (losses)	1,073,708	2,245,386	8,886,670

Net change in unrealized appreciation (depreciation)	801,332	1,108,064	10,448,386

Net realized and change in unrealized gains (losses)	1,875,040	3,353,450	19,335,056

Net increase (decrease) in net assets from operations	$1,799,244	$3,246,545	$18,080,220

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FE3 Sub-Account	T21 Sub-Account	T20 Sub-Account
Income:
Dividend income	$3,012,209	$267,272	$2,658,347

Expenses:
Mortality and expense risk charges	(3,799,700)	(353,877)	(1,343,831)
Distribution and administration charges	(1,164,427)	(108,844)	(461,073)

Net investment income (loss)	(1,951,918)	(195,449)	853,443

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(44,350)	(631,442)	3,803,771
Realized gain distributions	10,952,590	—	—

Net realized gains (losses)	10,908,240	(631,442)	3,803,771

Net change in unrealized appreciation (depreciation)	28,286,859	9,629,337	9,700,846

Net realized and change in unrealized gains (losses)	39,195,099	8,997,895	13,504,617

Net increase (decrease) in net assets from operations	$37,243,181	$8,802,446	$14,358,060

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FE6 Sub-Account	T59 Sub-Account	F56 Sub-Account
Income:
Dividend income	$925,083	$—	$336,591

Expenses:
Mortality and expense risk charges	(435,359)	(72,664)	(261,302)
Distribution and administration charges	(126,429)	(29,270)	(83,820)

Net investment income (loss)	363,295	(101,934)	(8,531)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(9,329)	(120,478)	1,719,624
Realized gain distributions	1,426,035	18,362	—

Net realized gains (losses)	1,416,706	(102,116)	1,719,624

Net change in unrealized appreciation (depreciation)	1,523,346	198,217	1,482,671

Net realized and change in unrealized gains (losses)	2,940,052	96,101	3,202,295

Net increase (decrease) in net assets from operations	$3,303,347	$(5,833)	$3,193,764

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	F59	FF0	F54
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,378,423	$89,912	$3,520,746

Expenses:
Mortality and expense risk charges	(1,012,733)	(27,371)	(2,061,150)
Distribution and administration charges	(318,482)	(8,432)	(622,959)

Net investment income (loss)	2,047,208	54,109	836,637

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,622,527	15,447	10,979,140
Realized gain distributions	—	—	6,384,808

Net realized gains (losses)	1,622,527	15,447	17,363,948

Net change in unrealized appreciation (depreciation)	2,526,527	106,854	(7,760,513)

Net realized and change in unrealized gains (losses)	4,149,054	122,301	9,603,435

Net increase (decrease) in net assets from operations	$6,196,262	$176,410	$10,440,072

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	FG8	F53	FJ9
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$6,500	$170,279	$3,897

Expenses:
Mortality and expense risk charges	(3,655)	(410,990)	(9,921)
Distribution and administration charges	(1,141)	(136,373)	(3,531)

Net investment income (loss)	1,704	(377,084)	(9,555)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	835	(1,368,589)	(3,784)
Realized gain distributions	12,452	2,328,884	62,644

Net realized gains (losses)	13,287	960,295	58,860

Net change in unrealized appreciation (depreciation)	4,309	2,149,959	27,152

Net realized and change in unrealized gains (losses)	17,596	3,110,254	86,012

Net increase (decrease) in net assets from operations	$19,300	$2,733,170	$76,457

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	T28	FJ0	H24
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$529,972	$7,388	$42,051

Expenses:
Mortality and expense risk charges	(219,817)	(3,378)	(15,308)
Distribution and administration charges	(73,834)	(1,012)	(5,093)

Net investment income (loss)	236,321	2,998	21,650

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(871,004)	(14,177)	(2,024)
Realized gain distributions	—	—	—

Net realized gains (losses)	(871,004)	(14,177)	(2,024)

Net change in unrealized appreciation (depreciation)	1,159,110	20,500	(64,630)

Net realized and change in unrealized gains (losses)	288,106	6,323	(66,654)

Net increase (decrease) in net assets from operations	$524,427	$9,321	$(45,004)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	H32	V35	V13
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$9,031	$47,372	$633,275

Expenses:
Mortality and expense risk charges	(19,615)	(100,723)	(405,374)
Distribution and administration charges	(6,509)	(33,525)	(130,655)

Net investment income (loss)	(17,093)	(86,876)	97,246

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(329,357)	(316,326)	1,438,825
Realized gain distributions	201,890	93,702	1,387,359

Net realized gains (losses)	(127,467)	(222,624)	2,826,184

Net change in unrealized appreciation (depreciation)	394,944	915,703	1,773,510

Net realized and change in unrealized gains (losses)	267,477	693,079	4,599,694

Net increase (decrease) in net assets from operations	$250,384	$606,203	$4,696,940

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	V11	AC1	J88
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,645,221	$34,894	$1,118,846

Expenses:
Mortality and expense risk charges	(1,362,469)	(37,009)	(579,825)
Distribution and administration charges	(425,182)	(10,601)	(177,751)

Net investment income (loss)	(142,430)	(12,716)	361,270

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,188,636	18,216	(223,205)
Realized gain distributions	2,054,860	—	—

Net realized gains (losses)	3,243,496	18,216	(223,205)

Net change in unrealized appreciation (depreciation)	6,582,432	527,972	628,929

Net realized and change in unrealized gains (losses)	9,825,928	546,188	405,724

Net increase (decrease) in net assets from operations	$9,683,498	$533,472	$766,994

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	J94	L11	L18
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$90,990	$674,879	$—

Expenses:
Mortality and expense risk charges	(161,653)	(493,335)	(344,483)
Distribution and administration charges	(48,024)	(160,241)	(120,856)

Net investment income (loss)	(118,687)	21,303	(465,339)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	575,200	455,723	(614,872)
Realized gain distributions	133,142	—	908,206

Net realized gains (losses)	708,342	455,723	293,334

Net change in unrealized appreciation (depreciation)	1,822,659	8,847,491	5,271,260

Net realized and change in unrealized gains (losses)	2,531,001	9,303,214	5,564,594

Net increase (decrease) in net assets from operations	$2,412,314	$9,324,517	$5,099,255

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	L17	M07	M35
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$412,760	$8,414,940	$7,946,837

Expenses:
Mortality and expense risk charges	(522,691)	(4,409,410)	(4,679,354)
Distribution and administration charges	(171,970)	(635,052)	(1,473,552)

Net investment income (loss)	(281,901)	3,370,478	1,793,931

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(380,872)	4,795,763	6,157,937
Realized gain distributions	3,067,317	9,791,855	10,201,070

Net realized gains (losses)	2,686,445	14,587,618	16,359,007

Net change in unrealized appreciation (depreciation)	1,746,833	18,923,610	18,331,820

Net realized and change in unrealized gains (losses)	4,433,278	33,511,228	34,690,827

Net increase (decrease) in net assets from operations	$4,151,377	$36,881,706	$36,484,758

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M31	M80	MF1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$140,692	$—	$27,365

Expenses:
Mortality and expense risk charges	(1,670,291)	(263,170)	(272,149)
Distribution and administration charges	(267,905)	(88,158)	(53,177)

Net investment income (loss)	(1,797,504)	(351,328)	(297,961)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	8,225,914	1,495,768	1,216,225
Realized gain distributions	5,323,856	842,309	1,310,523

Net realized gains (losses)	13,549,770	2,338,077	2,526,748

Net change in unrealized appreciation (depreciation)	23,059,430	3,478,837	2,761,648

Net realized and change in unrealized gains (losses)	36,609,200	5,816,914	5,288,396

Net increase (decrease) in net assets from operations	$34,811,696	$5,465,586	$4,990,435

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M41	M05	M42
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$—	$—

Expenses:
Mortality and expense risk charges	(371,118)	(608,112)	(556,321)
Distribution and administration charges	(116,709)	(120,117)	(187,638)

Net investment income (loss)	(487,827)	(728,229)	(743,959)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	1,842,174	(1,085,882)	(1,377,887)
Realized gain distributions	1,785,961	947,545	874,747

Net realized gains (losses)	3,628,135	(138,337)	(503,140)

Net change in unrealized appreciation (depreciation)	3,367,898	11,986,983	10,816,140

Net realized and change in unrealized gains (losses)	6,996,033	11,848,646	10,313,000

Net increase (decrease) in net assets from operations	$6,508,206	$11,120,417	$9,569,041

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M89	M82	M44
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$17,565,959	$1,625,290	$4,794,275

Expenses:
Mortality and expense risk charges	(6,842,881)	(1,907,975)	(1,382,515)
Distribution and administration charges	(2,143,778)	(572,982)	(231,716)

Net investment income (loss)	8,579,300	(855,667)	3,180,044

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,758,741)	10,247,051	(4,450,328)
Realized gain distributions	—	9,747,870	—

Net realized gains (losses)	(1,758,741)	19,994,921	(4,450,328)

Net change in unrealized appreciation (depreciation)	7,632,173	9,543,077	15,400,588

Net realized and change in unrealized gains (losses)	5,873,432	29,537,998	10,950,260

Net increase (decrease) in net assets from operations	$14,452,732	$28,682,331	$14,130,304

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M40	M83	M08
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$2,613,382	$5,121,635	$2,322,741

Expenses:
Mortality and expense risk charges	(809,224)	(3,410,606)	(1,707,005)
Distribution and administration charges	(267,049)	(921,894)	(545,262)

Net investment income (loss)	1,537,109	789,135	70,474

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(3,704,180)	12,295,315	475,799
Realized gain distributions	—	10,480,351	5,380,152

Net realized gains (losses)	(3,704,180)	22,775,666	5,855,951

Net change in unrealized appreciation (depreciation)	10,141,188	15,937,114	13,712,920

Net realized and change in unrealized gains (losses)	6,437,008	38,712,780	19,568,871

Net increase (decrease) in net assets from operations	$7,974,117	$39,501,915	$19,639,345

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MB6	MB7	MC0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$4,165,516	$969,331	$2,146,792

Expenses:
Mortality and expense risk charges	(3,427,395)	(958,570)	(704,431)
Distribution and administration charges	(537,480)	(323,318)	(125,674)

Net investment income (loss)	200,641	(312,557)	1,316,687

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	22,976,160	11,059,050	(69,641)
Realized gain distributions	5,843,161	1,599,307	—

Net realized gains (losses)	28,819,321	12,658,357	(69,641)

Net change in unrealized appreciation (depreciation)	19,823,342	385,573	1,514,260

Net realized and change in unrealized gains (losses)	48,642,663	13,043,930	1,444,619

Net increase (decrease) in net assets from operations	$48,843,304	$12,731,373	$2,761,306

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MA0	MC2	MC1
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$5,202,429	$946,246	$273,782

Expenses:
Mortality and expense risk charges	(1,847,947)	(1,231,788)	(493,096)
Distribution and administration charges	(577,932)	(219,953)	(161,170)

Net investment income (loss)	2,776,550	(505,495)	(380,484)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,122,488)	6,004,172	2,182,045
Realized gain distributions	—	5,829,922	2,283,216

Net realized gains (losses)	(1,122,488)	11,834,094	4,465,261

Net change in unrealized appreciation (depreciation)	4,859,294	9,561,086	3,916,070

Net realized and change in unrealized gains (losses)	3,736,806	21,395,180	8,381,331

Net increase (decrease) in net assets from operations	$6,513,356	$20,889,685	$8,000,847

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MC3	MA1	MC4
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$206,215	$171,748	$—

Expenses:
Mortality and expense risk charges	(233,744)	(245,318)	(132,937)
Distribution and administration charges	(40,791)	(80,141)	(21,777)

Net investment income (loss)	(68,320)	(153,711)	(154,714)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(409,296)	284,018	(114,246)
Realized gain distributions	—	—	—

Net realized gains (losses)	(409,296)	284,018	(114,246)

Net change in unrealized appreciation (depreciation)	6,245,265	5,843,859	849,796

Net realized and change in unrealized gains (losses)	5,835,969	6,127,877	735,550

Net increase (decrease) in net assets from operations	$5,767,649	$5,974,166	$580,836

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MC5	MC6	MC7
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$519,968	$19,778

Expenses:
Mortality and expense risk charges	(16,636)	(594,739)	(28,744)
Distribution and administration charges	(5,099)	(88,364)	(10,954)

Net investment income (loss)	(21,735)	(163,135)	(19,920)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(28,304)	4,115,102	148,093
Realized gain distributions	—	1,634,134	79,739

Net realized gains (losses)	(28,304)	5,749,236	227,832

Net change in unrealized appreciation (depreciation)	122,413	7,034,199	420,417

Net realized and change in unrealized gains (losses)	94,109	12,783,435	648,249

Net increase (decrease) in net assets from operations	$72,374	$12,620,300	$628,329

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MC8	MC9	MD0
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,427,487	$84,658	$1,565,713

Expenses:
Mortality and expense risk charges	(1,125,670)	(78,794)	(625,281)
Distribution and administration charges	(161,524)	(21,877)	(94,704)

Net investment income (loss)	140,293	(16,013)	845,728

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	6,900,817	726,536	841,934
Realized gain distributions	—	—	118,645

Net realized gains (losses)	6,900,817	726,536	960,579

Net change in unrealized appreciation (depreciation)	12,425,575	649,635	2,727,450

Net realized and change in unrealized gains (losses)	19,326,392	1,376,171	3,688,029

Net increase (decrease) in net assets from operations	$19,466,685	$1,360,158	$4,533,757

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	M92	M96	MD2
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$19,738,510	$2,788,634	$5,641,887

Expenses:
Mortality and expense risk charges	(8,109,226)	(1,098,790)	(2,513,961)
Distribution and administration charges	(2,558,940)	(184,320)	(793,293)

Net investment income (loss)	9,070,344	1,505,524	2,334,633

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	9,666,330	(936,841)	(3,597,953)
Realized gain distributions	1,631,546	—	—

Net realized gains (losses)	11,297,876	(936,841)	(3,597,953)

Net change in unrealized appreciation (depreciation)	37,686,531	160,518	2,172,077

Net realized and change in unrealized gains (losses)	48,984,407	(776,323)	(1,425,876)

Net increase (decrease) in net assets from operations	$58,054,751	$729,201	$908,757

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MA6	MA3	M97
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,776,104	$3,090,938	$529,885

Expenses:
Mortality and expense risk charges	(722,378)	(634,039)	(479,038)
Distribution and administration charges	(118,823)	(214,772)	(89,147)

Net investment income (loss)	2,934,903	2,242,127	(38,300)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	246,909	(237,955)	1,902,143
Realized gain distributions	—	—	926,525

Net realized gains (losses)	246,909	(237,955)	2,828,668

Net change in unrealized appreciation (depreciation)	(176,973)	277,070	7,658,687

Net realized and change in unrealized gains (losses)	69,936	39,115	10,487,355

Net increase (decrease) in net assets from operations	$3,004,839	$2,281,242	$10,449,055

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MD5	M98	M93
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$200,310	$683,517	$1,339,310

Expenses:
Mortality and expense risk charges	(222,001)	(572,397)	(1,376,299)
Distribution and administration charges	(69,635)	(95,368)	(424,096)

Net investment income (loss)	(91,326)	15,752	(461,085)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	600,037	2,931,505	14,804,414
Realized gain distributions	423,975	43,384	97,648

Net realized gains (losses)	1,024,012	2,974,889	14,902,062

Net change in unrealized appreciation (depreciation)	3,807,380	7,533,887	9,376,184

Net realized and change in unrealized gains (losses)	4,831,392	10,508,776	24,278,246

Net increase (decrease) in net assets from operations	$4,740,066	$10,524,528	$23,817,161

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MD6	MB3	MD8
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$1,969,918	$151,845	$147,927

Expenses:
Mortality and expense risk charges	(3,760,155)	(452,255)	(626,297)
Distribution and administration charges	(585,936)	(159,394)	(93,897)

Net investment income (loss)	(2,376,173)	(459,804)	(572,267)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	20,964,659	2,813,609	(1)
Realized gain distributions	15,706,854	1,897,279	—

Net realized gains (losses)	36,671,513	4,710,888	(1)

Net change in unrealized appreciation (depreciation)	37,810,248	4,249,832	—

Net realized and change in unrealized gains (losses)	74,481,761	8,960,720	(1)

Net increase (decrease) in net assets from operations	$72,105,588	$8,500,916	$(572,268)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MD9 Sub-Account	ME2 Sub-Account	ME3 Sub-Account
Income:
Dividend income	$411,269	$424,940	$785,681

Expenses:
Mortality and expense risk charges	(1,897,193)	(273,104)	(644,670)
Distribution and administration charges	(594,420)	(55,223)	(207,608)

Net investment income (loss)	(2,080,344)	96,613	(66,597)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2)	282,515	3,411,525
Realized gain distributions	—	—	—

Net realized gains (losses)	(2)	282,515	3,411,525

Net change in unrealized appreciation (depreciation)	—	4,948,045	8,263,327

Net realized and change in unrealized gains (losses)	(2)	5,230,560	11,674,852

Net increase (decrease) in net assets from operations	$(2,080,346)	$5,327,173	$11,608,255

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MA5 Sub-Account	MA7 Sub-Account	ME4 Sub-Account
Income:
Dividend income	$1,277,726	$267,751	$—

Expenses:
Mortality and expense risk charges	(340,480)	(74,478)	(210,358)
Distribution and administration charges	(61,917)	(22,545)	(42,455)

Net investment income (loss)	875,329	170,728	(252,813)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(1,174)	(16,162)	2,120,930
Realized gain distributions	—	—	356,613

Net realized gains (losses)	(1,174)	(16,162)	2,477,543

Net change in unrealized appreciation (depreciation)	418,816	107,797	3,152,642

Net realized and change in unrealized gains (losses)	417,642	91,635	5,630,185

Net increase (decrease) in net assets from operations	$1,292,971	$262,363	$5,377,372

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MA2 Sub-Account	MF3 Sub-Account	MF5 Sub-Account
Income:
Dividend income	$—	$422,619	$10,285,345

Expenses:
Mortality and expense risk charges	(21,015)	(890,266)	(6,822,829)
Distribution and administration charges	(7,381)	(275,318)	(2,145,902)

Net investment income (loss)	(28,396)	(742,965)	1,316,614

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	100,010	(2,542,895)	(583,495)
Realized gain distributions	39,351	7,191,941	14,775,493

Net realized gains (losses)	139,361	4,649,046	14,191,998

Net change in unrealized appreciation (depreciation)	418,115	4,426,843	34,852,255

Net realized and change in unrealized gains (losses)	557,476	9,075,889	49,044,253

Net increase (decrease) in net assets from operations	$529,080	$8,332,924	$50,360,867

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MF6 Sub-Account	MF7 Sub-Account	MF9 Sub-Account
Income:
Dividend income	$90,529	$2,247,105	$6,198,906

Expenses:
Mortality and expense risk charges	(27,310)	(866,367)	(4,941,620)
Distribution and administration charges	(11,100)	(277,156)	(1,501,736)

Net investment income (loss)	52,119	1,103,582	(244,450)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	121,636	4,973,565	2,353,039
Realized gain distributions	128,489	3,446,906	20,258,767

Net realized gains (losses)	250,125	8,420,471	22,611,806

Net change in unrealized appreciation (depreciation)	(64,600)	(2,334,907)	41,196,617

Net realized and change in unrealized gains (losses)	185,525	6,085,564	63,808,423

Net increase (decrease) in net assets from operations	$237,644	$7,189,146	$63,563,973

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MG1 Sub-Account	MF2 Sub-Account	MG2 Sub-Account
Income:
Dividend income	$—	$4,152,772	$1,803,807

Expenses:
Mortality and expense risk charges	(1,896,918)	(3,416,769)	(1,693,019)
Distribution and administration charges	(607,252)	(1,094,233)	(531,009)

Net investment income (loss)	(2,504,170)	(358,230)	(420,221)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,993,246)	(274,591)	(164,415)
Realized gain distributions	—	—	—

Net realized gains (losses)	(2,993,246)	(274,591)	(164,415)

Net change in unrealized appreciation (depreciation)	15,012,512	731,375	352,772

Net realized and change in unrealized gains (losses)	12,019,266	456,784	188,357

Net increase (decrease) in net assets from operations	$9,515,096	$98,554	$(231,864)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MG3 Sub-Account	MG4 Sub-Account	MG6 Sub-Account
Income:
Dividend income	$386,409	$306,624	$28,131,744

Expenses:
Mortality and expense risk charges	(409,927)	(367,853)	(19,457,272)
Distribution and administration charges	(141,417)	(114,110)	(6,155,363)

Net investment income (loss)	(164,935)	(175,339)	2,519,109

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(295,409)	(770,406)	29,239,056
Realized gain distributions	938,477	900,951	58,893,507

Net realized gains (losses)	643,068	130,545	88,132,563

Net change in unrealized appreciation (depreciation)	3,005,887	3,285,492	108,545,306

Net realized and change in unrealized gains (losses)	3,648,955	3,416,037	196,677,869

Net increase (decrease) in net assets from operations	$3,484,020	$3,240,698	$199,196,978

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	MG7 Sub-Account	V44 Sub-Account	V43 Sub-Account
Income:
Dividend income	$76,254	$—	$—

Expenses:
Mortality and expense risk charges	(121,999)	(93,170)	(81,438)
Distribution and administration charges	(39,046)	(29,436)	(27,302)

Net investment income (loss)	(84,791)	(122,606)	(108,740)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	232,200	42,869	(699,667)
Realized gain distributions	920,641	588,007	—

Net realized gains (losses)	1,152,841	630,876	(699,667)

Net change in unrealized appreciation (depreciation)	135,277	1,811,472	2,872,441

Net realized and change in unrealized gains (losses)	1,288,118	2,442,348	2,172,774

Net increase (decrease) in net assets from operations	$1,203,327	$2,319,742	$2,064,034

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	O19 Sub-Account	O23 Sub-Account	O20 Sub-Account
Income:
Dividend income	$1,508	$193,159	$138,106

Expenses:
Mortality and expense risk charges	(206,659)	(143,902)	(244,619)
Distribution and administration charges	(78,372)	(42,071)	(82,531)

Net investment income (loss)	(283,523)	7,186	(189,044)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	310,184	426,153	1,354,214
Realized gain distributions	1,500,996	—	—

Net realized gains (losses)	1,811,180	426,153	1,354,214

Net change in unrealized appreciation (depreciation)	2,134,411	336,860	4,612,518

Net realized and change in unrealized gains (losses)	3,945,591	763,013	5,966,732

Net increase (decrease) in net assets from operations	$3,662,068	$770,199	$5,777,688

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	O21 Sub-Account	O04 Sub-Account	PH2 Sub-Account
Income:
Dividend income	$2,079,078	$42,821	$15,290

Expenses:
Mortality and expense risk charges	(2,599,794)	(83,624)	(5,446)
Distribution and administration charges	(857,526)	(33,508)	(1,670)

Net investment income (loss)	(1,378,242)	(74,311)	8,174

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	30,261,498	410,141	(10,416)
Realized gain distributions	3,410,029	357,113	—

Net realized gains (losses)	33,671,527	767,254	(10,416)

Net change in unrealized appreciation (depreciation)	(4,689,086)	53,493	88,394

Net realized and change in unrealized gains (losses)	28,982,441	820,747	77,978

Net increase (decrease) in net assets from operations	$27,604,199	$746,436	$86,152

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	P08 Sub-Account	PC0 Sub-Account	P70 Sub-Account
Income:
Dividend income	$989,684	$883,362	$37,615

Expenses:
Mortality and expense risk charges	(265,401)	(230,226)	(3,960)
Distribution and administration charges	(89,589)	(72,863)	(1,386)

Net investment income (loss)	634,694	580,273	32,269

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(258,879)	(155,222)	(75,331)
Realized gain distributions	—	—	—

Net realized gains (losses)	(258,879)	(155,222)	(75,331)

Net change in unrealized appreciation (depreciation)	1,954,562	1,657,812	42,959

Net realized and change in unrealized gains (losses)	1,695,683	1,502,590	(32,372)

Net increase (decrease) in net assets from operations	$2,330,377	$2,082,863	$(103)

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	P10	PK8	P20
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$3,526,264	$564,493	$21,877

Expenses:
Mortality and expense risk charges	(394,603)	(138,018)	(4,889)
Distribution and administration charges	(124,153)	(46,110)	(2,086)

Net investment income (loss)	3,007,508	380,365	14,902

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(5,263,966)	(334,070)	(2,435)
Realized gain distributions	—	—	—

Net realized gains (losses)	(5,263,966)	(334,070)	(2,435)

Net change in unrealized appreciation (depreciation)	2,439,707	835,257	20,036

Net realized and change in unrealized gains (losses)	(2,824,259)	501,187	17,601

Net increase (decrease) in net assets from operations	$183,249	$881,552	$32,503

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	PD6	P06	P07
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$10,371,935	$1,048,195	$3,655,310

Expenses:
Mortality and expense risk charges	(5,952,622)	(569,037)	(2,343,317)
Distribution and administration charges	(1,885,015)	(179,235)	(735,311)

Net investment income (loss)	2,534,298	299,923	576,682

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(2,456,912)	(1,302,302)	(1,105,974)
Realized gain distributions	—	—	—

Net realized gains (losses)	(2,456,912)	(1,302,302)	(1,105,974)

Net change in unrealized appreciation (depreciation)	56,810,365	1,856,393	6,321,993

Net realized and change in unrealized gains (losses)	54,353,453	554,091	5,216,019

Net increase (decrease) in net assets from operations	$56,887,751	$854,014	$5,792,701

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

	PI3	P72	W41
	Sub-Account	Sub-Account	Sub-Account
Income:
Dividend income	$—	$261,449	$517

Expenses:
Mortality and expense risk charges	(266,002)	(186,989)	(4,164)
Distribution and administration charges	(83,737)	(59,656)	(1,171)

Net investment income (loss)	(349,739)	14,804	(4,818)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	17,623	635,406	(29,000)
Realized gain distributions	—	463,085	44,704

Net realized gains (losses)	17,623	1,098,491	15,704

Net change in unrealized appreciation (depreciation)	1,452,009	1,183,356	59,629

Net realized and change in unrealized gains (losses)	1,469,632	2,281,847	75,333

Net increase (decrease) in net assets from operations	$1,119,893	$2,296,651	$70,515

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF OPERATIONS (CONTINUED)

FOR THE YEAR ENDED DECEMBER 31, 2017

W42
Sub-Account
Income:
Dividend income	$—

Expenses:
Mortality and expense risk charges	(665)
Distribution and administration charges	(208)

Net investment income (loss)	(873)

Net realized and change in unrealized gains (losses):
Net realized gains (losses) on sale of investments	(407)
Realized gain distributions	7,946

Net realized gains (losses)	7,539

Net change in unrealized appreciation (depreciation)	1,455

Net realized and change in unrealized gains (losses)	8,994

Net increase (decrease) in net assets from operations	$8,121

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	AL1 Sub-Account		AO5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$85,720	$92,072	$178,557	$(1,012,263)
Net realized gains (losses)	(645,730)	3,382,956	2,457,376	1,541,550
Net change in unrealized appreciation/(depreciation)	7,156,324	(1,857,572)	8,616,364	1,126,567

Increase (decrease) in net assets from operations	6,596,314	1,617,456	11,252,297	1,655,854

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	115,730	127,395	153,449	34,839
Transfers between Sub-Accounts (including the Fixed Account), net	(631,950)	811,505	(2,919,907)	(433,330)
Withdrawals, surrenders, annuitizations and contract charges	(7,717,534)	(9,600,495)	(10,535,481)	(10,642,824)

Net accumulation activity	(8,233,754)	(8,661,595)	(13,301,939)	(11,041,315)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(8,233,754)	(8,661,595)	(13,301,939)	(11,041,315)

Total increase (decrease) in net assets	(1,637,440)	(7,044,139)	(2,049,642)	(9,385,461)

Net assets at beginning of year	51,387,951	58,432,090	95,788,842	105,174,303

Net assets at end of year	$49,750,511	$51,387,951	$93,739,200	$95,788,842

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	AM2 Sub-Account		A98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(40,597)	$(97,866)	$65,865	$(238,600)
Net realized gains (losses)	542,248	122,251	2,188,076	68,410
Net change in unrealized appreciation/(depreciation)	1,076,137	(521,205)	5,340,479	(958,522)

Increase (decrease) in net assets from operations	1,577,788	(496,820)	7,594,420	(1,128,712)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	19,429	28,819	319,314	154,998
Transfers between Sub-Accounts (including the Fixed Account), net	(792,812)	525,809	(3,035,699)	1,569,332
Withdrawals, surrenders, annuitizations and contract charges	(945,628)	(1,085,771)	(5,568,297)	(6,179,646)

Net accumulation activity	(1,719,011)	(531,143)	(8,284,682)	(4,455,316)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	14	—

Net annuitization activity	—	—	14	—

Net increase (decrease) from contract owner transactions	(1,719,011)	(531,143)	(8,284,668)	(4,455,316)

Total increase (decrease) in net assets	(141,223)	(1,027,963)	(690,248)	(5,584,028)

Net assets at beginning of year	5,466,235	6,494,198	36,247,936	41,831,964

Net assets at end of year	$5,325,012	$5,466,235	$35,557,688	$36,247,936

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	A74 Sub-Account		B18 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(197,292)	$(94,291)	$(2,073,153)	$(2,633,501)
Net realized gains (losses)	741,225	(199,142)	11,014,795	(3,610,770)
Net change in unrealized appreciation/(depreciation)	801,485	1,701,594	49,059,554	17,488,056

Increase (decrease) in net assets from operations	1,345,418	1,408,161	58,001,196	11,243,785

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	29,436	6,142	1,469,127	1,232,991
Transfers between Sub-Accounts (including the Fixed Account), net	3,372,158	2,979,499	(19,761,741)	(8,642,029)
Withdrawals, surrenders, annuitizations and contract charges	(2,002,196)	(1,007,835)	(66,425,272)	(65,074,938)

Net accumulation activity	1,399,398	1,977,806	(84,717,886)	(72,483,976)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,818)	(1,299)	(11,213)	(10,296)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,369	(416)	15,829	1,594

Net annuitization activity	551	(1,715)	4,616	(8,702)

Net increase (decrease) from contract owner transactions	1,399,949	1,976,091	(84,713,270)	(72,492,678)

Total increase (decrease) in net assets	2,745,367	3,384,252	(26,712,074)	(61,248,893)

Net assets at beginning of year	10,562,629	7,178,377	523,480,827	584,729,720

Net assets at end of year	$13,307,996	$10,562,629	$496,768,753	$523,480,827

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	C65 Sub-Account[2]		C61 Sub-Account[3]
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$14,772	$—	$(1,062)
Net realized gains (losses)	—	419,173	—	18,382
Net change in unrealized appreciation/(depreciation)	—	(789,644)	—	(5,992)

Increase (decrease) in net assets from operations	—	(355,699)	—	11,328

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	1,250	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	—	(6,207,815)	—	(63,363)
Withdrawals, surrenders, annuitizations and contract charges	—	(295,710)	—	(1,685)

Net accumulation activity	—	(6,502,275)	—	(65,048)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	—	(6,502,275)	—	(65,048)

Total increase (decrease) in net assets	—	(6,857,974)	—	(53,720)

Net assets at beginning of year	—	6,857,974	—	53,720

Net assets at end of year	$—	$—	$—	$—

[2]	Columbia Variable Portfolio - International Opportunities Fund Class 2 Sub-Account (C65) was liquidated and closed in 2016 and therefore is not reported in the Statements of Assets and Liabilities as of December 31, 2017.
[3]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 1 Sub-Account (C61) was liquidated and closed in 2016 and therefore is not reported in the Statements of Assets and Liabilities as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	C62 Sub-Account[4]		C64 Sub-Account[5]
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$—	$(387,267)	$—	$(84,028)
Net realized gains (losses)	—	5,365,406	—	(883,833)
Net change in unrealized appreciation/(depreciation)	—	(10,365,643)	—	805,825

Increase (decrease) in net assets from operations	—	(5,387,504)	—	(162,036)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	49,401	—	2,833
Transfers between Sub-Accounts (including the Fixed Account), net	—	(67,788,555)	—	(23,251,954)
Withdrawals, surrenders, annuitizations and contract charges	—	(3,182,630)	—	(1,112,697)

Net accumulation activity	—	(70,921,784)	—	(24,361,818)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	(25)	—	(1,511)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	4,772	—	(1,823)

Net annuitization activity	—	4,747	—	(3,334)

Net increase (decrease) from contract owner transactions	—	(70,917,037)	—	(24,365,152)

Total increase (decrease) in net assets	—	(76,304,541)	—	(24,527,188)

Net assets at beginning of year	—	76,304,541	—	24,527,188

Net assets at end of year	$—	$—	$—	$—

[4]	Columbia Variable Portfolio - Large Cap Growth Fund II Class 2 Sub-Account (C62) was liquidated and closed in 2016 and therefore is not reported in the Statements of Assets and Liabilities as of December 31, 2017.
[5]	Columbia Variable Portfolio - Loomis Sayles Growth Fund II Class 2 Sub-Account (C64) was liquidated and closed in 2016 and therefore is not reported in the Statements of Assets and Liabilities as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	C71 Sub-Account		C59 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(523)	$(527)	$(3,179)	$(4,954)
Net realized gains (losses)	4,099	4,598	50,779	8,708
Net change in unrealized appreciation/(depreciation)	972	8,282	3,112	10,886

Increase (decrease) in net assets from operations	4,548	12,353	50,712	14,640

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	764	—	267	—
Transfers between Sub-Accounts (including the Fixed Account), net	(18,174)	4,146	(391,715)	485,471
Withdrawals, surrenders, annuitizations and contract charges	(1,065)	(1,293)	(98,591)	(6,756)

Net accumulation activity	(18,475)	2,853	(490,039)	478,715

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(18,475)	2,853	(490,039)	478,715

Total increase (decrease) in net assets	(13,927)	15,206	(439,327)	493,355

Net assets at beginning of year	49,461	34,255	493,355	—

Net assets at end of year	$35,534	$49,461	$54,028	$493,355

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	C60 Sub-Account		C89 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(1,170,373)	$(809,750)	$(895)	$(573)
Net realized gains (losses)	3,750,655	404,036	10,685	1,848
Net change in unrealized appreciation/(depreciation)	13,406,664	3,488,557	6,629	477

Increase (decrease) in net assets from operations	15,986,946	3,082,843	16,419	1,752

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	538,449	120,093	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	(6,071,438)	71,621,007	53,331	73,182
Withdrawals, surrenders, annuitizations and contract charges	(11,314,843)	(6,771,406)	(84,797)	(93)

Net accumulation activity	(16,847,832)	64,969,694	(31,466)	73,089

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,331)	(750)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,358	(1,131)	—	—

Net annuitization activity	2,027	(1,881)	—	—

Net increase (decrease) from contract owner transactions	(16,845,805)	64,967,813	(31,466)	73,089

Total increase (decrease) in net assets	(858,859)	68,050,656	(15,047)	74,841

Net assets at beginning of year	68,050,656	—	74,841	—

Net assets at end of year	$67,191,797	$68,050,656	$59,794	$74,841

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	C90 Sub-Account		C58 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(348,392)	$(254,099)	$12,171	$(2,282)
Net realized gains (losses)	1,519,615	242,448	161,063	(23,703)
Net change in unrealized appreciation/(depreciation)	4,380,383	1,007,156	1,180,870	(170,414)

Increase (decrease) in net assets from operations	5,551,606	995,505	1,354,104	(196,399)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	264,624	91,092	23,100	2,839
Transfers between Sub-Accounts (including the Fixed Account), net	(3,246,917)	22,013,026	(509,564)	6,630,758
Withdrawals, surrenders, annuitizations and contract charges	(3,454,207)	(2,042,527)	(963,145)	(465,735)

Net accumulation activity	(6,436,500)	20,061,591	(1,449,609)	6,167,862

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(29,045)	(9,055)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	33,024	7,007	—	—

Net annuitization activity	3,979	(2,048)	—	—

Net increase (decrease) from contract owner transactions	(6,432,521)	20,059,543	(1,449,609)	6,167,862

Total increase (decrease) in net assets	(880,915)	21,055,048	(95,505)	5,971,463

Net assets at beginning of year	21,055,048	—	5,971,463	—

Net assets at end of year	$20,174,133	$21,055,048	$5,875,958	$5,971,463

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FD7 Sub-Account		F24 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(343,663)	$(510,394)	$(1,620,430)	$(2,021,445)
Net realized gains (losses)	4,552,838	3,716,345	28,077,902	29,849,147
Net change in unrealized appreciation/(depreciation)	9,973,509	2,191,658	6,172,116	(16,883,252)

Increase (decrease) in net assets from operations	14,182,684	5,397,609	32,629,588	10,944,450

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	314,854	463,997	664,204	185,105
Transfers between Sub-Accounts (including the Fixed Account), net	7,807,919	2,743,940	(11,918,840)	(3,633,844)
Withdrawals, surrenders, annuitizations and contract charges	(14,904,077)	(16,918,225)	(28,529,953)	(23,825,822)

Net accumulation activity	(6,781,304)	(13,710,288)	(39,784,589)	(27,274,561)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(14,404)	(12,151)
Transfers between Sub-Accounts, net	—	(19,821)	—	—
Adjustments to annuity reserves	—	—	31,114	1,743

Net annuitization activity	—	(19,821)	16,710	(10,408)

Net increase (decrease) from contract owner transactions	(6,781,304)	(13,730,109)	(39,767,879)	(27,284,969)

Total increase (decrease) in net assets	7,401,380	(8,332,500)	(7,138,291)	(16,340,519)

Net assets at beginning of year	102,788,152	111,120,652	181,782,257	198,122,776

Net assets at end of year	$110,189,532	$102,788,152	$174,643,966	$181,782,257

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F88 Sub-Account		FB9 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(14,317)	$(15,036)	$(75,796)	$(88,335)
Net realized gains (losses)	188,830	147,306	1,073,708	1,088,477
Net change in unrealized appreciation/(depreciation)	124,851	(26,722)	801,332	(407,679)

Increase (decrease) in net assets from operations	299,364	105,548	1,799,244	592,463

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	328,555	291,599	309,240	58,614
Transfers between Sub-Accounts (including the Fixed Account), net	145,259	138,277	215,025	(97,067)
Withdrawals, surrenders, annuitizations and contract charges	(936,260)	(540,597)	(3,363,417)	(3,587,126)

Net accumulation activity	(462,446)	(110,721)	(2,839,152)	(3,625,579)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(462,446)	(110,721)	(2,839,152)	(3,625,579)

Total increase (decrease) in net assets	(163,082)	(5,173)	(1,039,908)	(3,033,116)

Net assets at beginning of year	3,001,549	3,006,722	15,173,885	18,207,001

Net assets at end of year	$2,838,467	$3,001,549	$14,133,977	$15,173,885

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F15 Sub-Account		F41 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(106,905)	$(120,338)	$(1,254,836)	$(1,529,441)
Net realized gains (losses)	2,245,386	2,382,442	8,886,670	8,351,575
Net change in unrealized appreciation/(depreciation)	1,108,064	(1,247,476)	10,448,386	3,762,368

Increase (decrease) in net assets from operations	3,246,545	1,014,628	18,080,220	10,584,502

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	207,386	102,709	879,804	138,763
Transfers between Sub-Accounts (including the Fixed Account), net	(240,468)	538,266	(3,908,731)	(7,259,933)
Withdrawals, surrenders, annuitizations and contract charges	(5,392,490)	(5,499,004)	(18,106,162)	(14,519,888)

Net accumulation activity	(5,425,572)	(4,858,029)	(21,135,089)	(21,641,058)

Annuitization Activity:
Annuitizations	—	—	40,047	11,528
Annuity payments and contract charges	—	—	(10,957)	(821)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(698)	466

Net annuitization activity	—	—	28,392	11,173

Net increase (decrease) from contract owner transactions	(5,425,572)	(4,858,029)	(21,106,697)	(21,629,885)

Total increase (decrease) in net assets	(2,179,027)	(3,843,401)	(3,026,477)	(11,045,383)

Net assets at beginning of year	25,385,912	29,229,313	106,126,074	117,171,457

Net assets at end of year	$23,206,885	$25,385,912	$103,099,597	$106,126,074

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	FE3 Sub-Account		T21 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(1,951,918)	$(3,585,479)	$(195,449)	$(244,573)
Net realized gains (losses)	10,908,240	6,560,521	(631,442)	(3,194,842)
Net change in unrealized appreciation/(depreciation)	28,286,859	8,789,342	9,629,337	7,571,150

Increase (decrease) in net assets from operations	37,243,181	11,764,384	8,802,446	4,131,735

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,282,432	462,501	368,601	82,418
Transfers between Sub-Accounts (including the Fixed Account), net	(13,392,388)	(286,546)	(4,928,748)	(2,802,108)
Withdrawals, surrenders, annuitizations and contract charges	(51,759,813)	(39,628,171)	(4,974,505)	(3,856,659)

Net accumulation activity	(63,869,769)	(39,452,216)	(9,534,652)	(6,576,349)

Annuitization Activity:
Annuitizations	—	—	15,984	4,940
Annuity payments and contract charges	(8,419)	(8,069)	(4,490)	(303)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	11,974	927	1,197	32

Net annuitization activity	3,555	(7,142)	12,691	4,669

Net increase (decrease) from contract owner transactions	(63,866,214)	(39,459,358)	(9,521,961)	(6,571,680)

Total increase (decrease) in net assets	(26,623,033)	(27,694,974)	(719,515)	(2,439,945)

Net assets at beginning of year	313,290,374	340,985,348	26,654,823	29,094,768

Net assets at end of year	$286,667,341	$313,290,374	$25,935,308	$26,654,823

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	T20 Sub-Account		FE6 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$853,443	$287,977	$363,295	$807,235
Net realized gains (losses)	3,803,771	3,672,437	1,416,706	1,452,790
Net change in unrealized appreciation/(depreciation)	9,700,846	1,420,627	1,523,346	1,437,883

Increase (decrease) in net assets from operations	14,358,060	5,381,041	3,303,347	3,697,908

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,335,942	1,569,007	75,203	255,802
Transfers between Sub-Accounts (including the Fixed Account), net	(2,342,410)	(2,408,165)	1,007,771	(959,576)
Withdrawals, surrenders, annuitizations and contract charges	(18,880,486)	(20,181,040)	(4,304,647)	(7,069,106)

Net accumulation activity	(19,886,954)	(21,020,198)	(3,221,673)	(7,772,880)

Annuitization Activity:
Annuitizations	29,309	—	—	—
Annuity payments and contract charges	(14,643)	(11,363)	—	—
Transfers between Sub-Accounts, net	—	2,678	—	—
Adjustments to annuity reserves	(972)	9,083	—	—

Net annuitization activity	13,694	398	—	—

Net increase (decrease) from contract owner transactions	(19,873,260)	(21,019,800)	(3,221,673)	(7,772,880)

Total increase (decrease) in net assets	(5,515,200)	(15,638,759)	81,674	(4,074,972)

Net assets at beginning of year	105,713,504	121,352,263	33,663,567	37,738,539

Net assets at end of year	$100,198,304	$105,713,504	$33,745,241	$33,663,567

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	T59 Sub-Account		F56 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(101,934)	$(102,202)	$(8,531)	$82,204
Net realized gains (losses)	(102,116)	(374,276)	1,719,624	1,845,535
Net change in unrealized appreciation/(depreciation)	198,217	513,513	1,482,671	(315,112)

Increase (decrease) in net assets from operations	(5,833)	37,035	3,193,764	1,612,627

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	65,164	7,886	109,163	105,860
Transfers between Sub-Accounts (including the Fixed Account), net	755,659	(69,227)	(789,310)	(860,901)
Withdrawals, surrenders, annuitizations and contract charges	(959,418)	(836,187)	(4,179,384)	(2,818,542)

Net accumulation activity	(138,595)	(897,528)	(4,859,531)	(3,573,583)

Annuitization Activity:
Annuitizations	—	—	24,043	—
Annuity payments and contract charges	—	—	(8,143)	(4,737)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,992	141

Net annuitization activity	—	—	17,892	(4,596)

Net increase (decrease) from contract owner transactions	(138,595)	(897,528)	(4,841,639)	(3,578,179)

Total increase (decrease) in net assets	(144,428)	(860,493)	(1,647,875)	(1,965,552)

Net assets at beginning of year	5,559,572	6,420,065	21,317,014	23,282,566

Net assets at end of year	$5,415,144	$5,559,572	$19,669,139	$21,317,014

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F59 Sub-Account		FF0 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$2,047,208	$2,869,899	$54,109	$74,257
Net realized gains (losses)	1,622,527	(58,600)	15,447	(11,606)
Net change in unrealized appreciation/(depreciation)	2,526,527	7,041,316	106,854	208,664

Increase (decrease) in net assets from operations	6,196,262	9,852,615	176,410	271,315

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	842,042	259,115	1,132	300
Transfers between Sub-Accounts (including the Fixed Account), net	309,257	(1,296,993)	83,838	(280,568)
Withdrawals, surrenders, annuitizations and contract charges	(15,357,257)	(12,117,843)	(326,781)	(299,511)

Net accumulation activity	(14,205,958)	(13,155,721)	(241,811)	(579,779)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(9,501)	(13,027)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,946	(4,945)	—	—

Net annuitization activity	(5,555)	(17,972)	—	—

Net increase (decrease) from contract owner transactions	(14,211,513)	(13,173,693)	(241,811)	(579,779)

Total increase (decrease) in net assets	(8,015,251)	(3,321,078)	(65,401)	(308,464)

Net assets at beginning of year	84,955,589	88,276,667	2,367,221	2,675,685

Net assets at end of year	$76,940,338	$84,955,589	$2,301,820	$2,367,221

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F54 Sub-Account		FG8 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$836,637	$572,567	$1,704	$1,020
Net realized gains (losses)	17,363,948	28,009,838	13,287	31,325
Net change in unrealized appreciation/(depreciation)	(7,760,513)	(5,435,431)	4,309	12,209

Increase (decrease) in net assets from operations	10,440,072	23,146,974	19,300	44,554

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	908,530	477,631	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	2,449,835	(13,778,332)	6,376	321
Withdrawals, surrenders, annuitizations and contract charges	(26,938,814)	(24,490,740)	(11,580)	(37,424)

Net accumulation activity	(23,580,449)	(37,791,441)	(5,204)	(37,103)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(9,946)	(8,860)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,059	126	—	—

Net annuitization activity	(8,887)	(8,734)	—	—

Net increase (decrease) from contract owner transactions	(23,589,336)	(37,800,175)	(5,204)	(37,103)

Total increase (decrease) in net assets	(13,149,264)	(14,653,201)	14,096	7,451

Net assets at beginning of year	168,372,832	183,026,033	298,131	290,680

Net assets at end of year	$155,223,568	$168,372,832	$312,227	$298,131

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	F53 Sub-Account		FJ9 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(377,084)	$(277,347)	$(9,555)	$(6,956)
Net realized gains (losses)	960,295	5,734,745	58,860	91,119
Net change in unrealized appreciation/(depreciation)	2,149,959	2,859,711	27,152	104,434

Increase (decrease) in net assets from operations	2,733,170	8,317,109	76,457	188,597

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	291,284	241,236	656	18,011
Transfers between Sub-Accounts (including the Fixed Account), net	394,512	(4,281,334)	(15,568)	(16,256)
Withdrawals, surrenders, annuitizations and contract charges	(6,020,413)	(4,073,328)	(39,608)	(126,428)

Net accumulation activity	(5,334,617)	(8,113,426)	(54,520)	(124,673)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(5,334,617)	(8,113,426)	(54,520)	(124,673)

Total increase (decrease) in net assets	(2,601,447)	203,683	21,937	63,924

Net assets at beginning of year	33,974,255	33,770,572	877,516	813,592

Net assets at end of year	$31,372,808	$33,974,255	$899,453	$877,516

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	T28 Sub-Account		FJ0 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$236,321	$365,552	$2,998	$5,193
Net realized gains (losses)	(871,004)	(900,842)	(14,177)	(17,573)
Net change in unrealized appreciation/(depreciation)	1,159,110	1,731,018	20,500	31,075

Increase (decrease) in net assets from operations	524,427	1,195,728	9,321	18,695

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	467,019	6,269	25,657	—
Transfers between Sub-Accounts (including the Fixed Account), net	345,336	(319,305)	(38,609)	12,401
Withdrawals, surrenders, annuitizations and contract charges	(4,177,031)	(2,992,526)	(51,281)	(66,353)

Net accumulation activity	(3,364,676)	(3,305,562)	(64,233)	(53,952)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(3,364,676)	(3,305,562)	(64,233)	(53,952)

Total increase (decrease) in net assets	(2,840,249)	(2,109,834)	(54,912)	(35,257)

Net assets at beginning of year	19,230,035	21,339,869	329,206	364,463

Net assets at end of year	$16,389,786	$19,230,035	$274,294	$329,206

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	H24 Sub-Account		H32 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$21,650	$53,189	$(17,093)	$(17,449)
Net realized gains (losses)	(2,024)	75,287	(127,467)	457,157
Net change in unrealized appreciation/(depreciation)	(64,630)	(29,483)	394,944	(273,095)

Increase (decrease) in net assets from operations	(45,004)	98,993	250,384	166,613

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	—	—
Transfers between Sub-Accounts (including the Fixed Account), net	121,693	(88,416)	(105,921)	(106,704)
Withdrawals, surrenders, annuitizations and contract charges	(331,930)	(375,548)	(409,672)	(376,556)

Net accumulation activity	(210,237)	(463,964)	(515,593)	(483,260)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(210,237)	(463,964)	(515,593)	(483,260)

Total increase (decrease) in net assets	(255,241)	(364,971)	(265,209)	(316,647)

Net assets at beginning of year	1,527,346	1,892,317	1,796,035	2,112,682

Net assets at end of year	$1,272,105	$1,527,346	$1,530,826	$1,796,035

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	V35 Sub-Account		V13 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(86,876)	$(146,190)	$97,246	$(116,135)
Net realized gains (losses)	(222,624)	101,492	2,826,184	4,289,973
Net change in unrealized appreciation/(depreciation)	915,703	1,234,575	1,773,510	159,653

Increase (decrease) in net assets from operations	606,203	1,189,877	4,696,940	4,333,491

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	30,470	35,173	225,567	79,513
Transfers between Sub-Accounts (including the Fixed Account), net	(1,103,691)	(917,634)	(251,925)	(1,647,048)
Withdrawals, surrenders, annuitizations and contract charges	(1,158,385)	(1,321,857)	(5,437,605)	(4,177,909)

Net accumulation activity	(2,231,606)	(2,204,318)	(5,463,963)	(5,745,444)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(2,231,606)	(2,204,318)	(5,463,963)	(5,745,444)

Total increase (decrease) in net assets	(1,625,403)	(1,014,441)	(767,023)	(1,411,953)

Net assets at beginning of year	9,219,910	10,234,351	32,417,640	33,829,593

Net assets at end of year	$7,594,507	$9,219,910	$31,650,617	$32,417,640

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	V11 Sub-Account		AC1 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(142,430)	$15,778	$(12,716)	$(14,786)
Net realized gains (losses)	3,243,496	5,167,910	18,216	(65,048)
Net change in unrealized appreciation/(depreciation)	6,582,432	7,625,769	527,972	4,148

Increase (decrease) in net assets from operations	9,683,498	12,809,457	533,472	(75,686)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	363,930	241,145	—	468
Transfers between Sub-Accounts (including the Fixed Account), net	11,230,764	(4,231,891)	103,397	(145,979)
Withdrawals, surrenders, annuitizations and contract charges	(14,831,596)	(12,755,833)	(233,979)	(266,197)

Net accumulation activity	(3,236,902)	(16,746,579)	(130,582)	(411,708)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	(20,151)	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	(20,151)	—	—

Net increase (decrease) from contract owner transactions	(3,236,902)	(16,766,730)	(130,582)	(411,708)

Total increase (decrease) in net assets	6,446,596	(3,957,273)	402,890	(487,394)

Net assets at beginning of year	105,689,244	109,646,517	2,613,067	3,100,461

Net assets at end of year	$112,135,840	$105,689,244	$3,015,957	$2,613,067

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	J88 Sub-Account		J94 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$361,270	$380,605	$(118,687)	$(92,586)
Net realized gains (losses)	(223,205)	(102,727)	708,342	242,013
Net change in unrealized appreciation/(depreciation)	628,929	(436,319)	1,822,659	748,115

Increase (decrease) in net assets from operations	766,994	(158,441)	2,412,314	897,542

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	254,568	41,651	8,145	44,690
Transfers between Sub-Accounts (including the Fixed Account), net	6,862,184	14,641,644	1,107,992	976,165
Withdrawals, surrenders, annuitizations and contract charges	(6,910,863)	(5,387,840)	(1,497,362)	(1,015,573)

Net accumulation activity	205,889	9,295,455	(381,225)	5,282

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	205,889	9,295,455	(381,225)	5,282

Total increase (decrease) in net assets	972,883	9,137,014	2,031,089	902,824

Net assets at beginning of year	45,830,587	36,693,573	11,727,631	10,824,807

Net assets at end of year	$46,803,470	$45,830,587	$13,758,720	$11,727,631

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	L11 Sub-Account		L18 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$21,303	$(253,828)	$(465,339)	$(496,675)
Net realized gains (losses)	455,723	(2,096,961)	293,334	(528,038)
Net change in unrealized appreciation/(depreciation)	8,847,491	9,394,975	5,271,260	850,645

Increase (decrease) in net assets from operations	9,324,517	7,044,186	5,099,255	(174,068)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	176,291	76,521	228,607	290,685
Transfers between Sub-Accounts (including the Fixed Account), net	(2,458,301)	(3,962,913)	(1,441,183)	(658,492)
Withdrawals, surrenders, annuitizations and contract charges	(5,582,329)	(4,873,656)	(4,137,507)	(4,525,399)

Net accumulation activity	(7,864,339)	(8,760,048)	(5,350,083)	(4,893,206)

Annuitization Activity:
Annuitizations	—	—	3,476	—
Annuity payments and contract charges	(179)	(151)	(2,527)	(2,106)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	135	48	(533)	987

Net annuitization activity	(44)	(103)	416	(1,119)

Net increase (decrease) from contract owner transactions	(7,864,383)	(8,760,151)	(5,349,667)	(4,894,325)

Total increase (decrease) in net assets	1,460,134	(1,715,965)	(250,412)	(5,068,393)

Net assets at beginning of year	38,857,707	40,573,672	26,470,868	31,539,261

Net assets at end of year	$40,317,841	$38,857,707	$26,220,456	$26,470,868

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	L17 Sub-Account		M07 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(281,901)	$(241,092)	$3,370,478	$5,460,151
Net realized gains (losses)	2,686,445	349,215	14,587,618	14,125,995
Net change in unrealized appreciation/(depreciation)	1,746,833	5,101,914	18,923,610	7,308,505

Increase (decrease) in net assets from operations	4,151,377	5,210,037	36,881,706	26,894,651

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	124,381	152,801	7,085,611	2,986,570
Transfers between Sub-Accounts (including the Fixed Account), net	1,878,410	(2,163,000)	2,196,207	1,052,378
Withdrawals, surrenders, annuitizations and contract charges	(5,408,757)	(4,848,778)	(49,343,143)	(46,186,626)

Net accumulation activity	(3,405,966)	(6,858,977)	(40,061,325)	(42,147,678)

Annuitization Activity:
Annuitizations	—	—	437,758	261,262
Annuity payments and contract charges	(445)	(398)	(518,368)	(6,290)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	341	(196)	(285,829)	(51,884)

Net annuitization activity	(104)	(594)	(366,439)	203,088

Net increase (decrease) from contract owner transactions	(3,406,070)	(6,859,571)	(40,427,764)	(41,944,590)

Total increase (decrease) in net assets	745,307	(1,649,534)	(3,546,058)	(15,049,939)

Net assets at beginning of year	39,783,024	41,432,558	362,343,544	377,393,483

Net assets at end of year	$40,528,331	$39,783,024	$358,797,486	$362,343,544

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M35 Sub-Account		M31 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$1,793,931	$4,065,731	$(1,797,504)	$(1,780,232)
Net realized gains (losses)	16,359,007	16,697,814	13,549,770	12,988,508
Net change in unrealized appreciation/(depreciation)	18,331,820	7,066,409	23,059,430	(10,067,507)

Increase (decrease) in net assets from operations	36,484,758	27,829,954	34,811,696	1,140,769

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	3,115,426	2,913,170	1,419,589	1,284,225
Transfers between Sub-Accounts (including the Fixed Account), net	(4,879,719)	(534,179)	(1,779,395)	(1,712,393)
Withdrawals, surrenders, annuitizations and contract charges	(60,428,854)	(66,420,642)	(16,685,986)	(13,405,240)

Net accumulation activity	(62,193,147)	(64,041,651)	(17,045,792)	(13,833,408)

Annuitization Activity:
Annuitizations	132,544	—	56,052	791
Annuity payments and contract charges	(52,753)	(34,020)	(139,044)	(83,277)
Transfers between Sub-Accounts, net	—	—	—	72
Adjustments to annuity reserves	6,499	6,221	(21,395)	15,653

Net annuitization activity	86,290	(27,799)	(104,387)	(66,761)

Net increase (decrease) from contract owner transactions	(62,106,857)	(64,069,450)	(17,150,179)	(13,900,169)

Total increase (decrease) in net assets	(25,622,099)	(36,239,496)	17,661,517	(12,759,400)

Net assets at beginning of year	387,743,049	423,982,545	123,629,170	136,388,570

Net assets at end of year	$362,120,950	$387,743,049	$141,290,687	$123,629,170

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M80 Sub-Account		MF1 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(351,328)	$(334,026)	$(297,961)	$(309,830)
Net realized gains (losses)	2,338,077	1,908,610	2,526,748	2,490,124
Net change in unrealized appreciation/(depreciation)	3,478,837	(1,478,730)	2,761,648	(1,522,725)

Increase (decrease) in net assets from operations	5,465,586	95,854	4,990,435	657,569

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	147,444	361,216	187,451	392,700
Transfers between Sub-Accounts (including the Fixed Account), net	(2,155,818)	2,121,971	(26,347)	(414,260)
Withdrawals, surrenders, annuitizations and contract charges	(3,300,613)	(1,751,951)	(3,087,896)	(2,760,467)

Net accumulation activity	(5,308,987)	731,236	(2,926,792)	(2,782,027)

Annuitization Activity:
Annuitizations	—	—	116,319	—
Annuity payments and contract charges	(875)	(6,213)	(7,792)	(5,189)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	23,938	(2,013)	(2,043)	3,712

Net annuitization activity	23,063	(8,226)	106,484	(1,477)

Net increase (decrease) from contract owner transactions	(5,285,924)	723,010	(2,820,308)	(2,783,504)

Total increase (decrease) in net assets	179,662	818,864	2,170,127	(2,125,935)

Net assets at beginning of year	21,240,396	20,421,532	20,746,816	22,872,751

Net assets at end of year	$21,420,058	$21,240,396	$22,916,943	$20,746,816

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M41 Sub-Account		M05 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(487,827)	$(518,105)	$(728,229)	$(696,757)
Net realized gains (losses)	3,628,135	3,946,507	(138,337)	(881,854)
Net change in unrealized appreciation/(depreciation)	3,367,898	(2,573,970)	11,986,983	4,864,638

Increase (decrease) in net assets from operations	6,508,206	854,432	11,120,417	3,286,027

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	245,944	110,435	895,556	479,452
Transfers between Sub-Accounts (including the Fixed Account), net	(2,684,276)	(459,384)	(732,003)	(1,542,866)
Withdrawals, surrenders, annuitizations and contract charges	(4,707,852)	(4,908,759)	(7,006,969)	(5,955,286)

Net accumulation activity	(7,146,184)	(5,257,708)	(6,843,416)	(7,018,700)

Annuitization Activity:
Annuitizations	—	—	36,385	1,150
Annuity payments and contract charges	(617)	(471)	(15,938)	(10,135)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	847	(263)	26,158	3,765

Net annuitization activity	230	(734)	46,605	(5,220)

Net increase (decrease) from contract owner transactions	(7,145,954)	(5,258,442)	(6,796,811)	(7,023,920)

Total increase (decrease) in net assets	(637,748)	(4,404,010)	4,323,606	(3,737,893)

Net assets at beginning of year	29,172,668	33,576,678	47,735,809	51,473,702

Net assets at end of year	$28,534,920	$29,172,668	$52,059,415	$47,735,809

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M42 Sub-Account		M89 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(743,959)	$(803,915)	$8,579,300	$9,672,580
Net realized gains (losses)	(503,140)	(2,162,263)	(1,758,741)	(1,031,005)
Net change in unrealized appreciation/(depreciation)	10,816,140	6,103,751	7,632,173	6,247,595

Increase (decrease) in net assets from operations	9,569,041	3,137,573	14,452,732	14,889,170

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	357,276	508,372	1,789,342	1,354,361
Transfers between Sub-Accounts (including the Fixed Account), net	(4,837,103)	(2,559,730)	33,571,752	26,334,360
Withdrawals, surrenders, annuitizations and contract charges	(7,274,867)	(7,570,706)	(77,322,044)	(73,350,616)

Net accumulation activity	(11,754,694)	(9,622,064)	(41,960,950)	(45,661,895)

Annuitization Activity:
Annuitizations	7,121	—	2,403	—
Annuity payments and contract charges	(6,171)	(10,477)	(11,096)	(11,049)
Transfers between Sub-Accounts, net	—	—	—	(13,006)
Adjustments to annuity reserves	798	(966)	18,722	4,906

Net annuitization activity	1,748	(11,443)	10,029	(19,149)

Net increase (decrease) from contract owner transactions	(11,752,946)	(9,633,507)	(41,950,921)	(45,681,044)

Total increase (decrease) in net assets	(2,183,905)	(6,495,934)	(27,498,189)	(30,791,874)

Net assets at beginning of year	45,183,766	51,679,700	579,337,780	610,129,654

Net assets at end of year	$42,999,861	$45,183,766	$551,839,591	$579,337,780

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M82 Sub-Account		M44 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(855,667)	$(1,825,332)	$3,180,044	$2,804,740
Net realized gains (losses)	19,994,921	21,457,658	(4,450,328)	(3,391,432)
Net change in unrealized appreciation/(depreciation)	9,543,077	(9,398,261)	15,400,588	11,624,905

Increase (decrease) in net assets from operations	28,682,331	10,234,065	14,130,304	11,038,213

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	794,665	97,895	2,296,097	726,525
Transfers between Sub-Accounts (including the Fixed Account), net	(15,046,842)	(5,258,632)	(2,611,388)	(1,428,512)
Withdrawals, surrenders, annuitizations and contract charges	(23,546,598)	(19,988,617)	(16,328,737)	(14,736,811)

Net accumulation activity	(37,798,775)	(25,149,354)	(16,644,028)	(15,438,798)

Annuitization Activity:
Annuitizations	—	—	240,134	35,575
Annuity payments and contract charges	(924)	(820)	(136,927)	(84,678)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	205	739	(38,180)	92,423

Net annuitization activity	(719)	(81)	65,027	43,320

Net increase (decrease) from contract owner transactions	(37,799,494)	(25,149,435)	(16,579,001)	(15,395,478)

Total increase (decrease) in net assets	(9,117,163)	(14,915,370)	(2,448,697)	(4,357,265)

Net assets at beginning of year	151,167,809	166,083,179	111,519,024	115,876,289

Net assets at end of year	$142,050,646	$151,167,809	$109,070,327	$111,519,024

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M40 Sub-Account		M83 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$1,537,109	$1,378,265	$789,135	$1,294,278
Net realized gains (losses)	(3,704,180)	(5,036,250)	22,775,666	32,205,442
Net change in unrealized appreciation/(depreciation)	10,141,188	10,466,083	15,937,114	(1,151,397)

Increase (decrease) in net assets from operations	7,974,117	6,808,098	39,501,915	32,348,323

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	542,912	355,583	4,555,384	2,250,152
Transfers between Sub-Accounts (including the Fixed Account), net	(3,139,187)	(3,466,557)	(5,082,118)	(14,338,237)
Withdrawals, surrenders, annuitizations and contract charges	(10,988,549)	(10,054,953)	(48,608,845)	(39,279,532)

Net accumulation activity	(13,584,824)	(13,165,927)	(49,135,579)	(51,367,617)

Annuitization Activity:
Annuitizations	—	—	360,125	23,055
Annuity payments and contract charges	—	—	(209,796)	(14,433)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	4,347	73,705

Net annuitization activity	—	—	154,676	82,327

Net increase (decrease) from contract owner transactions	(13,584,824)	(13,165,927)	(48,980,903)	(51,285,290)

Total increase (decrease) in net assets	(5,610,707)	(6,357,829)	(9,478,988)	(18,936,967)

Net assets at beginning of year	67,546,731	73,904,560	272,478,586	291,415,553

Net assets at end of year	$61,936,024	$67,546,731	$262,999,598	$272,478,586

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M08 Sub-Account		MB6 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$70,474	$283,751	$200,641	$941
Net realized gains (losses)	5,855,951	9,671,971	28,819,321	45,603,229
Net change in unrealized appreciation/(depreciation)	13,712,920	5,888,527	19,823,342	(27,555,311)

Increase (decrease) in net assets from operations	19,639,345	15,844,249	48,843,304	18,048,859

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	920,106	829,538	4,788,938	2,765,009
Transfers between Sub-Accounts (including the Fixed Account), net	(4,560,016)	(4,638,030)	(3,644,904)	(2,725,491)
Withdrawals, surrenders, annuitizations and contract charges	(19,863,534)	(20,750,009)	(39,547,718)	(34,086,045)

Net accumulation activity	(23,503,444)	(24,558,501)	(38,403,684)	(34,046,527)

Annuitization Activity:
Annuitizations	103,189	—	520,363	45,743
Annuity payments and contract charges	(22,717)	(6,195)	(327,206)	(243,391)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	24,646	(6,624)	96,489	19,964

Net annuitization activity	105,118	(12,819)	289,646	(177,684)

Net increase (decrease) from contract owner transactions	(23,398,326)	(24,571,320)	(38,114,038)	(34,224,211)

Total increase (decrease) in net assets	(3,758,981)	(8,727,071)	10,729,266	(16,175,352)

Net assets at beginning of year	137,624,810	146,351,881	274,414,193	290,589,545

Net assets at end of year	$133,865,829	$137,624,810	$285,143,459	$274,414,193

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MB7 Sub-Account		MC0 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(312,557)	$(371,185)	$1,316,687	$1,653,391
Net realized gains (losses)	12,658,357	19,446,085	(69,641)	480,848
Net change in unrealized appreciation/(depreciation)	385,573	(14,268,007)	1,514,260	934,333

Increase (decrease) in net assets from operations	12,731,373	4,806,893	2,761,306	3,068,572

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	858,198	1,500,578	1,129,194	56,357
Transfers between Sub-Accounts (including the Fixed Account), net	(4,654,782)	(3,261,122)	1,772,316	1,240,236
Withdrawals, surrenders, annuitizations and contract charges	(12,961,421)	(13,344,167)	(7,474,079)	(9,059,556)

Net accumulation activity	(16,758,005)	(15,104,711)	(4,572,569)	(7,762,963)

Annuitization Activity:
Annuitizations	15,034	—	55,535	—
Annuity payments and contract charges	(26,061)	(20,858)	(53,817)	(51,199)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(5,489)	1,131	20,098	23,268

Net annuitization activity	(16,516)	(19,727)	21,816	(27,931)

Net increase (decrease) from contract owner transactions	(16,774,521)	(15,124,438)	(4,550,753)	(7,790,894)

Total increase (decrease) in net assets	(4,043,148)	(10,317,545)	(1,789,447)	(4,722,322)

Net assets at beginning of year	76,171,922	86,489,467	58,807,589	63,529,911

Net assets at end of year	$72,128,774	$76,171,922	$57,018,142	$58,807,589

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MA0 Sub-Account		MC2 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$2,776,550	$3,488,070	$(505,495)	$(664,053)
Net realized gains (losses)	(1,122,488)	(1,276,881)	11,834,094	11,096,408
Net change in unrealized appreciation/(depreciation)	4,859,294	4,340,005	9,561,086	(1,536,661)

Increase (decrease) in net assets from operations	6,513,356	6,551,194	20,889,685	8,895,694

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	683,950	527,435	1,492,886	489,691
Transfers between Sub-Accounts (including the Fixed Account), net	14,287,218	8,196,504	(434,046)	78,005
Withdrawals, surrenders, annuitizations and contract charges	(22,153,429)	(20,962,714)	(14,826,503)	(11,493,240)

Net accumulation activity	(7,182,261)	(12,238,775)	(13,767,663)	(10,925,544)

Annuitization Activity:
Annuitizations	—	—	129,543	2,756
Annuity payments and contract charges	(1,082)	(1,099)	(98,707)	(73,540)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(15)	276	80,919	35,129

Net annuitization activity	(1,097)	(823)	111,755	(35,655)

Net increase (decrease) from contract owner transactions	(7,183,358)	(12,239,598)	(13,655,908)	(10,961,199)

Total increase (decrease) in net assets	(670,002)	(5,688,404)	7,233,777	(2,065,505)

Net assets at beginning of year	149,405,681	155,094,085	97,617,989	99,683,494

Net assets at end of year	$148,735,679	$149,405,681	$104,851,766	$97,617,989

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MC1 Sub-Account		MC3 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(380,484)	$(459,334)	$(68,320)	$(140,146)
Net realized gains (losses)	4,465,261	6,033,567	(409,296)	(876,812)
Net change in unrealized appreciation/(depreciation)	3,916,070	(2,234,719)	6,245,265	2,294,519

Increase (decrease) in net assets from operations	8,000,847	3,339,514	5,767,649	1,277,561

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	160,204	283,641	195,538	80,610
Transfers between Sub-Accounts (including the Fixed Account), net	1,100,049	(99,873)	148,334	(328,148)
Withdrawals, surrenders, annuitizations and contract charges	(6,132,171)	(7,147,915)	(2,150,922)	(1,914,400)

Net accumulation activity	(4,871,918)	(6,964,147)	(1,807,050)	(2,161,938)

Annuitization Activity:
Annuitizations	(676)	—	67,477	—
Annuity payments and contract charges	(16,984)	(11,958)	(40,182)	(21,049)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	3,973	(469)	(71,778)	6,592

Net annuitization activity	(13,687)	(12,427)	(44,483)	(14,457)

Net increase (decrease) from contract owner transactions	(4,885,605)	(6,976,574)	(1,851,533)	(2,176,395)

Total increase (decrease) in net assets	3,115,242	(3,637,060)	3,916,116	(898,834)

Net assets at beginning of year	37,582,688	41,219,748	16,866,599	17,765,433

Net assets at end of year	$40,697,930	$37,582,688	$20,782,715	$16,866,599

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MA1 Sub-Account		MC4 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(153,711)	$(249,574)	$(154,714)	$(177,934)
Net realized gains (losses)	284,018	(939,995)	(114,246)	(39,356)
Net change in unrealized appreciation/(depreciation)	5,843,859	2,603,467	849,796	122,435

Increase (decrease) in net assets from operations	5,974,166	1,413,898	580,836	(94,855)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	32,604	56,597	167,650	154,815
Transfers between Sub-Accounts (including the Fixed Account), net	(1,335,128)	(700,357)	(6,156)	533,175
Withdrawals, surrenders, annuitizations and contract charges	(2,662,978)	(2,227,714)	(1,665,907)	(1,663,167)

Net accumulation activity	(3,965,502)	(2,871,474)	(1,504,413)	(975,177)

Annuitization Activity:
Annuitizations	—	—	2,075	—
Annuity payments and contract charges	(94)	(1,925)	(3,310)	(4,652)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,023	(657)	(5,009)	22,189

Net annuitization activity	929	(2,582)	(6,244)	17,537

Net increase (decrease) from contract owner transactions	(3,964,573)	(2,874,056)	(1,510,657)	(957,640)

Total increase (decrease) in net assets	2,009,593	(1,460,158)	(929,821)	(1,052,495)

Net assets at beginning of year	18,711,593	20,171,751	11,249,055	12,301,550

Net assets at end of year	$20,721,186	$18,711,593	$10,319,234	$11,249,055

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MC5 Sub-Account		MC6 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(21,735)	$(26,441)	$(163,135)	$(385,015)
Net realized gains (losses)	(28,304)	(9,928)	5,749,236	5,189,083
Net change in unrealized appreciation/(depreciation)	122,413	17,206	7,034,199	(2,718,191)

Increase (decrease) in net assets from operations	72,374	(19,163)	12,620,300	2,085,877

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	30,746	37,259	603,203	211,816
Transfers between Sub-Accounts (including the Fixed Account), net	(378,055)	100,735	411,850	(532,400)
Withdrawals, surrenders, annuitizations and contract charges	(263,784)	(130,993)	(5,774,264)	(4,703,628)

Net accumulation activity	(611,093)	7,001	(4,759,211)	(5,024,212)

Annuitization Activity:
Annuitizations	—	—	11,882	33,723
Annuity payments and contract charges	(88)	(1,964)	(44,662)	(35,705)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	828	(634)	11,916	26,414

Net annuitization activity	740	(2,598)	(20,864)	24,432

Net increase (decrease) from contract owner transactions	(610,353)	4,403	(4,780,075)	(4,999,780)

Total increase (decrease) in net assets	(537,979)	(14,760)	7,840,225	(2,913,903)

Net assets at beginning of year	1,568,339	1,583,099	43,506,302	46,420,205

Net assets at end of year	$1,030,360	$1,568,339	$51,346,527	$43,506,302

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MC7 Sub-Account		MC8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(19,920)	$(28,283)	$140,293	$(259,214)
Net realized gains (losses)	227,832	218,641	6,900,817	4,121,138
Net change in unrealized appreciation/(depreciation)	420,417	(111,293)	12,425,575	(519,176)

Increase (decrease) in net assets from operations	628,329	79,065	19,466,685	3,342,748

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	22,618	7,785	1,051,902	750,445
Transfers between Sub-Accounts (including the Fixed Account), net	(143,115)	520,703	(1,306,198)	(839,943)
Withdrawals, surrenders, annuitizations and contract charges	(339,790)	(278,844)	(12,534,539)	(9,910,830)

Net accumulation activity	(460,287)	249,644	(12,788,835)	(10,000,328)

Annuitization Activity:
Annuitizations	—	—	38,823	18,857
Annuity payments and contract charges	—	—	(125,163)	(92,754)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	58,604	47,107

Net annuitization activity	—	—	(27,736)	(26,790)

Net increase (decrease) from contract owner transactions	(460,287)	249,644	(12,816,571)	(10,027,118)

Total increase (decrease) in net assets	168,042	328,709	6,650,114	(6,684,370)

Net assets at beginning of year	2,325,270	1,996,561	86,911,841	93,596,211

Net assets at end of year	$2,493,312	$2,325,270	$93,561,955	$86,911,841

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MC9 Sub-Account		MD0 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(16,013)	$(49,201)	$845,728	$(771,915)
Net realized gains (losses)	726,536	382,008	960,579	3,189,742
Net change in unrealized appreciation/(depreciation)	649,635	(107,094)	2,727,450	149,062

Increase (decrease) in net assets from operations	1,360,158	225,713	4,533,757	2,566,889

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	42,226	46,216	753,661	474,648
Transfers between Sub-Accounts (including the Fixed Account), net	(592,262)	(114,434)	(840,210)	(53,289)
Withdrawals, surrenders, annuitizations and contract charges	(1,135,171)	(899,518)	(6,539,210)	(6,316,932)

Net accumulation activity	(1,685,207)	(967,736)	(6,625,759)	(5,895,573)

Annuitization Activity:
Annuitizations	—	—	13,671	33,723
Annuity payments and contract charges	—	—	(88,495)	(57,357)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	(22,626)	3,861

Net annuitization activity	—	—	(97,450)	(19,773)

Net increase (decrease) from contract owner transactions	(1,685,207)	(967,736)	(6,723,209)	(5,915,346)

Total increase (decrease) in net assets	(325,049)	(742,023)	(2,189,452)	(3,348,457)

Net assets at beginning of year	6,490,047	7,232,070	51,409,257	54,757,714

Net assets at end of year	$6,164,998	$6,490,047	$49,219,805	$51,409,257

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M92 Sub-Account		M96 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$9,070,344	$(11,351,941)	$1,505,524	$1,241,293
Net realized gains (losses)	11,297,876	43,773,220	(936,841)	(129,437)
Net change in unrealized appreciation/(depreciation)	37,686,531	(1,178,737)	160,518	(1,271,728)

Increase (decrease) in net assets from operations	58,054,751	31,242,542	729,201	(159,872)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,192,457	829,955	2,064,275	335,604
Transfers between Sub-Accounts (including the Fixed Account), net	(5,393,620)	(6,741,194)	3,678,841	3,346,393
Withdrawals, surrenders, annuitizations and contract charges	(79,894,582)	(63,534,458)	(12,138,574)	(12,892,775)

Net accumulation activity	(84,095,745)	(69,445,697)	(6,395,458)	(9,210,778)

Annuitization Activity:
Annuitizations	—	—	112,031	23,381
Annuity payments and contract charges	(8,397)	(8,172)	(59,567)	(83,876)
Transfers between Sub-Accounts, net	—	—	—	16,401
Adjustments to annuity reserves	23,478	862	(130,111)	44,312

Net annuitization activity	15,081	(7,310)	(77,647)	218

Net increase (decrease) from contract owner transactions	(84,080,664)	(69,453,007)	(6,473,105)	(9,210,560)

Total increase (decrease) in net assets	(26,025,913)	(38,210,465)	(5,743,904)	(9,370,432)

Net assets at beginning of year	686,213,466	724,423,931	92,685,337	102,055,769

Net assets at end of year	$660,187,553	$686,213,466	$86,941,433	$92,685,337

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MD2 Sub-Account		MA6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$2,334,633	$1,663,327	$2,934,903	$3,163,519
Net realized gains (losses)	(3,597,953)	(2,005,404)	246,909	205,543
Net change in unrealized appreciation/(depreciation)	2,172,077	(1,322,009)	(176,973)	3,781,611

Increase (decrease) in net assets from operations	908,757	(1,664,086)	3,004,839	7,150,673

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,305,458	899,179	1,274,885	639,098
Transfers between Sub-Accounts (including the Fixed Account), net	9,117,945	17,328,017	576,350	(393,966)
Withdrawals, surrenders, annuitizations and contract charges	(34,724,166)	(35,720,592)	(7,962,346)	(9,642,252)

Net accumulation activity	(24,300,763)	(17,493,396)	(6,111,111)	(9,397,120)

Annuitization Activity:
Annuitizations	58,735	—	39,125	2,296
Annuity payments and contract charges	(49,657)	(32,232)	(67,130)	(27,994)
Transfers between Sub-Accounts, net	—	(12,857)	—	—
Adjustments to annuity reserves	2,717	17,507	64,033	17,995

Net annuitization activity	11,795	(27,582)	36,028	(7,703)

Net increase (decrease) from contract owner transactions	(24,288,968)	(17,520,978)	(6,075,083)	(9,404,823)

Total increase (decrease) in net assets	(23,380,211)	(19,185,064)	(3,070,244)	(2,254,150)

Net assets at beginning of year	214,602,842	233,787,906	59,541,819	61,795,969

Net assets at end of year	$191,222,631	$214,602,842	$56,471,575	$59,541,819

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MA3 Sub-Account		M97 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$2,242,127	$2,644,924	$(38,300)	$(117,221)
Net realized gains (losses)	(237,955)	(822,955)	2,828,668	2,628,540
Net change in unrealized appreciation/(depreciation)	277,070	4,428,188	7,658,687	(2,097,320)

Increase (decrease) in net assets from operations	2,281,242	6,250,157	10,449,055	413,999

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	561,073	328,822	636,719	247,827
Transfers between Sub-Accounts (including the Fixed Account), net	(332,700)	(2,038,223)	(984,598)	6,637
Withdrawals, surrenders, annuitizations and contract charges	(8,711,530)	(9,544,160)	(5,219,360)	(4,336,355)

Net accumulation activity	(8,483,157)	(11,253,561)	(5,567,239)	(4,081,891)

Annuitization Activity:
Annuitizations	30,192	6,587	176,865	—
Annuity payments and contract charges	(12,061)	(8,273)	(25,009)	(15,207)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	5,319	5,044	36,145	(883)

Net annuitization activity	23,450	3,358	188,001	(16,090)

Net increase (decrease) from contract owner transactions	(8,459,707)	(11,250,203)	(5,379,238)	(4,097,981)

Total increase (decrease) in net assets	(6,178,465)	(5,000,046)	5,069,817	(3,683,982)

Net assets at beginning of year	52,755,833	57,755,879	36,365,158	40,049,140

Net assets at end of year	$46,577,368	$52,755,833	$41,434,975	$36,365,158

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MD5 Sub-Account		M98 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(91,326)	$(130,544)	$15,752	$(45,101)
Net realized gains (losses)	1,024,012	1,095,370	2,974,889	2,663,780
Net change in unrealized appreciation/(depreciation)	3,807,380	(798,922)	7,533,887	(1,456,014)

Increase (decrease) in net assets from operations	4,740,066	165,904	10,524,528	1,162,665

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	124,396	130,451	708,585	218,968
Transfers between Sub-Accounts (including the Fixed Account), net	(373,067)	873,306	328,668	(291,628)
Withdrawals, surrenders, annuitizations and contract charges	(2,486,284)	(2,284,847)	(6,499,066)	(4,654,616)

Net accumulation activity	(2,734,955)	(1,281,090)	(5,461,813)	(4,727,276)

Annuitization Activity:
Annuitizations	—	—	2,012	—
Annuity payments and contract charges	(187)	(3,944)	(27,828)	(37,705)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	2,058	(1,433)	(81,435)	(6,182)

Net annuitization activity	1,871	(5,377)	(107,251)	(43,887)

Net increase (decrease) from contract owner transactions	(2,733,084)	(1,286,467)	(5,569,064)	(4,771,163)

Total increase (decrease) in net assets	2,006,982	(1,120,563)	4,955,464	(3,608,498)

Net assets at beginning of year	16,974,565	18,095,128	43,324,841	46,933,339

Net assets at end of year	$18,981,547	$16,974,565	$48,280,305	$43,324,841

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	M93 Sub-Account		MD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(461,085)	$(624,034)	$(2,376,173)	$(2,509,336)
Net realized gains (losses)	14,902,062	14,888,092	36,671,513	52,461,951
Net change in unrealized appreciation/(depreciation)	9,376,184	(11,780,960)	37,810,248	(36,262,994)

Increase (decrease) in net assets from operations	23,817,161	2,483,098	72,105,588	13,689,621

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,140,397	423,239	3,777,231	3,266,807
Transfers between Sub-Accounts (including the Fixed Account), net	(10,084,568)	2,143,423	(6,762,792)	(3,497,110)
Withdrawals, surrenders, annuitizations and contract charges	(19,079,863)	(15,591,636)	(37,988,426)	(37,324,247)

Net accumulation activity	(28,024,034)	(13,024,974)	(40,973,987)	(37,554,550)

Annuitization Activity:
Annuitizations	76,808	23,055	570,682	50,878
Annuity payments and contract charges	(20,671)	(1,409)	(384,156)	(236,465)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,404	406	125,578	84,032

Net annuitization activity	57,541	22,052	312,104	(101,555)

Net increase (decrease) from contract owner transactions	(27,966,493)	(13,002,922)	(40,661,883)	(37,656,105)

Total increase (decrease) in net assets	(4,149,332)	(10,519,824)	31,443,705	(23,966,484)

Net assets at beginning of year	107,609,241	118,129,065	287,428,792	311,395,276

Net assets at end of year	$103,459,909	$107,609,241	$318,872,497	$287,428,792

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MB3 Sub-Account		MD8 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(459,804)	$(472,826)	$(572,267)	$(820,172)
Net realized gains (losses)	4,710,888	6,725,586	(1)	(2)
Net change in unrealized appreciation/(depreciation)	4,249,832	(4,795,557)	—	1

Increase (decrease) in net assets from operations	8,500,916	1,457,203	(572,268)	(820,173)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	231,478	528,730	3,437,474	5,815,358
Transfers between Sub-Accounts (including the Fixed Account), net	(1,838,781)	(60,850)	7,915,060	7,553,999
Withdrawals, surrenders, annuitizations and contract charges	(4,546,441)	(4,809,994)	(15,354,664)	(22,131,977)

Net accumulation activity	(6,153,744)	(4,342,114)	(4,002,130)	(8,762,620)

Annuitization Activity:
Annuitizations	(747)	—	—	143,850
Annuity payments and contract charges	(14,283)	(11,340)	(100,521)	(112,206)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	4,641	(991)	(150,453)	206,311

Net annuitization activity	(10,389)	(12,331)	(250,974)	237,955

Net increase (decrease) from contract owner transactions	(6,164,133)	(4,354,445)	(4,253,104)	(8,524,665)

Total increase (decrease) in net assets	2,336,783	(2,897,242)	(4,825,372)	(9,344,838)

Net assets at beginning of year	34,998,962	37,896,204	54,106,028	63,450,866

Net assets at end of year	$37,335,745	$34,998,962	$49,280,656	$54,106,028

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MD9 Sub-Account		ME2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(2,080,344)	$(3,065,254)	$96,613	$29,859
Net realized gains (losses)	(2)	(2)	282,515	(848,042)
Net change in unrealized appreciation/(depreciation)	—	2	4,948,045	243,582

Increase (decrease) in net assets from operations	(2,080,346)	(3,065,254)	5,327,173	(574,601)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,165,619	3,656,574	171,701	110,195
Transfers between Sub-Accounts (including the Fixed Account), net	36,779,597	100,031,897	(897,815)	(434,301)
Withdrawals, surrenders, annuitizations and contract charges	(71,342,196)	(98,024,593)	(2,548,712)	(2,432,572)

Net accumulation activity	(32,396,980)	5,663,878	(3,274,826)	(2,756,678)

Annuitization Activity:
Annuitizations	97,275	4,940	6,641	—
Annuity payments and contract charges	(30,485)	(32,511)	(4,486)	(3,862)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	4,216	9,694	15,492	1,654

Net annuitization activity	71,006	(17,877)	17,647	(2,208)

Net increase (decrease) from contract owner transactions	(32,325,974)	5,646,001	(3,257,179)	(2,758,886)

Total increase (decrease) in net assets	(34,406,320)	2,580,747	2,069,994	(3,333,487)

Net assets at beginning of year	170,982,388	168,401,641	21,301,442	24,634,929

Net assets at end of year	$136,576,068	$170,982,388	$23,371,436	$21,301,442

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	ME3 Sub-Account		MA5 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(66,597)	$(190,249)	$875,329	$469,627
Net realized gains (losses)	3,411,525	1,096,230	(1,174)	(115,537)
Net change in unrealized appreciation/(depreciation)	8,263,327	(2,445,157)	418,816	1,598,069

Increase (decrease) in net assets from operations	11,608,255	(1,539,176)	1,292,971	1,952,159

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	548,521	412,279	283,215	258,131
Transfers between Sub-Accounts (including the Fixed Account), net	(4,718,786)	2,216,080	1,190,762	(150,168)
Withdrawals, surrenders, annuitizations and contract charges	(9,058,363)	(8,556,076)	(3,801,574)	(4,599,083)

Net accumulation activity	(13,228,628)	(5,927,717)	(2,327,597)	(4,491,120)

Annuitization Activity:
Annuitizations	—	—	1,978	—
Annuity payments and contract charges	(2,662)	(2,371)	(57,059)	(68,071)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(582)	1,070	13,905	37,578

Net annuitization activity	(3,244)	(1,301)	(41,176)	(30,493)

Net increase (decrease) from contract owner transactions	(13,231,872)	(5,929,018)	(2,368,773)	(4,521,613)

Total increase (decrease) in net assets	(1,623,617)	(7,468,194)	(1,075,802)	(2,569,454)

Net assets at beginning of year	50,418,946	57,887,140	28,360,544	30,929,998

Net assets at end of year	$48,795,329	$50,418,946	$27,284,742	$28,360,544

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MA7 Sub-Account		ME4 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$170,728	$78,567	$(252,813)	$(220,244)
Net realized gains (losses)	(16,162)	11,588	2,477,543	1,624,883
Net change in unrealized appreciation/(depreciation)	107,797	313,014	3,152,642	(372,620)

Increase (decrease) in net assets from operations	262,363	403,169	5,377,372	1,032,019

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	77,230	6,918	162,102	216,428
Transfers between Sub-Accounts (including the Fixed Account), net	(782,189)	509,971	(540,205)	107,094
Withdrawals, surrenders, annuitizations and contract charges	(1,006,008)	(698,722)	(1,650,110)	(1,737,206)

Net accumulation activity	(1,710,967)	(181,833)	(2,028,213)	(1,413,684)

Annuitization Activity:
Annuitizations	—	—	12,445	—
Annuity payments and contract charges	(631)	(632)	(12,622)	(8,855)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	45	(80)	7,959	(7,707)

Net annuitization activity	(586)	(712)	7,782	(16,562)

Net increase (decrease) from contract owner transactions	(1,711,553)	(182,545)	(2,020,431)	(1,430,246)

Total increase (decrease) in net assets	(1,449,190)	220,624	3,356,941	(398,227)

Net assets at beginning of year	6,463,203	6,242,579	15,195,193	15,593,420

Net assets at end of year	$5,014,013	$6,463,203	$18,552,134	$15,195,193

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MA2 Sub-Account		MF3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(28,396)	$(22,311)	$(742,965)	$(552,880)
Net realized gains (losses)	139,361	87,649	4,649,046	7,408,354
Net change in unrealized appreciation/(depreciation)	418,115	8,684	4,426,843	5,471,530

Increase (decrease) in net assets from operations	529,080	74,022	8,332,924	12,327,004

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,633	8,134	732,131	259,928
Transfers between Sub-Accounts (including the Fixed Account), net	10,939	(2,478)	281,197	(10,161,015)
Withdrawals, surrenders, annuitizations and contract charges	(104,535)	(103,830)	(12,354,369)	(10,213,780)

Net accumulation activity	(91,963)	(98,174)	(11,341,041)	(20,114,867)

Annuitization Activity:
Annuitizations	—	—	28,072	8,234
Annuity payments and contract charges	—	—	(8,380)	(950)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	2,623	1,556

Net annuitization activity	—	—	22,315	8,840

Net increase (decrease) from contract owner transactions	(91,963)	(98,174)	(11,318,726)	(20,106,027)

Total increase (decrease) in net assets	437,117	(24,152)	(2,985,802)	(7,779,023)

Net assets at beginning of year	1,456,202	1,480,354	69,692,673	77,471,696

Net assets at end of year	$1,893,319	$1,456,202	$66,706,871	$69,692,673

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MF5 Sub-Account		MF6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,316,614	$4,955,369	$52,119	$19,224
Net realized gains (losses)	14,191,998	19,320,273	250,125	248,671
Net change in unrealized appreciation/(depreciation)	34,852,255	(4,992,585)	(64,600)	(144,290)

Increase (decrease) in net assets from operations	50,360,867	19,283,057	237,644	123,605

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,181,191	1,012,157	20,199	(2,555)
Transfers between Sub-Accounts (including the Fixed Account), net	(8,851,951)	(3,521,089)	(66,081)	(132,686)
Withdrawals, surrenders, annuitizations and contract charges	(101,029,190)	(91,642,382)	(337,405)	(371,161)

Net accumulation activity	(107,699,950)	(94,151,314)	(383,287)	(506,402)

Annuitization Activity:
Annuitizations	356,909	—	—	—
Annuity payments and contract charges	(50,217)	(9,851)	(2,179)	(2,144)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	1,552	195	15,698	2,012

Net annuitization activity	308,244	(9,656)	13,519	(132)

Net increase (decrease) from contract owner transactions	(107,391,706)	(94,160,970)	(369,768)	(506,534)

Total increase (decrease) in net assets	(57,030,839)	(74,877,913)	(132,124)	(382,929)

Net assets at beginning of year	575,990,066	650,867,979	2,257,599	2,640,528

Net assets at end of year	$518,959,227	$575,990,066	$2,125,475	$2,257,599

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MF7 Sub-Account		MF9 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$1,103,582	$193,712	$(244,450)	$3,338,218
Net realized gains (losses)	8,420,471	5,882,198	22,611,806	27,079,311
Net change in unrealized appreciation/(depreciation)	(2,334,907)	(1,627,156)	41,196,617	(9,729,943)

Increase (decrease) in net assets from operations	7,189,146	4,448,754	63,563,973	20,687,586

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	599,848	493,492	1,106,943	942,142
Transfers between Sub-Accounts (including the Fixed Account), net	(977,218)	(1,347,541)	1,579,938	(239,660)
Withdrawals, surrenders, annuitizations and contract charges	(11,961,945)	(10,902,359)	(69,652,570)	(65,176,213)

Net accumulation activity	(12,339,315)	(11,756,408)	(66,965,689)	(64,473,731)

Annuitization Activity:
Annuitizations	20,760	4,940	—	—
Annuity payments and contract charges	(7,054)	(2,766)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(136)	842	—	66

Net annuitization activity	13,570	3,016	—	66

Net increase (decrease) from contract owner transactions	(12,325,745)	(11,753,392)	(66,965,689)	(64,473,665)

Total increase (decrease) in net assets	(5,136,599)	(7,304,638)	(3,401,716)	(43,786,079)

Net assets at beginning of year	69,972,782	77,277,420	390,486,019	434,272,098

Net assets at end of year	$64,836,183	$69,972,782	$387,084,303	$390,486,019

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MG1 Sub-Account		MF2 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(2,504,170)	$(2,598,417)	$(358,230)	$(1,087,616)
Net realized gains (losses)	(2,993,246)	(3,487,214)	(274,591)	(466,077)
Net change in unrealized appreciation/(depreciation)	15,012,512	7,973,884	731,375	1,537,382

Increase (decrease) in net assets from operations	9,515,096	1,888,253	98,554	(16,311)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	294,412	187,636	3,708,170	2,417,821
Transfers between Sub-Accounts (including the Fixed Account), net	7,396,104	10,588,772	21,651,149	16,288,580
Withdrawals, surrenders, annuitizations and contract charges	(20,148,418)	(19,781,435)	(50,596,340)	(47,920,406)

Net accumulation activity	(12,457,902)	(9,005,027)	(25,237,021)	(29,214,005)

Annuitization Activity:
Annuitizations	—	—	169,715	37,876
Annuity payments and contract charges	(7,951)	(1,823)	(47,989)	(14,691)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	429	543	(8,655)	6,607

Net annuitization activity	(7,522)	(1,280)	113,071	29,792

Net increase (decrease) from contract owner transactions	(12,465,424)	(9,006,307)	(25,123,950)	(29,184,213)

Total increase (decrease) in net assets	(2,950,328)	(7,118,054)	(25,025,396)	(29,200,524)

Net assets at beginning of year	157,145,585	164,263,639	275,872,908	305,073,432

Net assets at end of year	$154,195,257	$157,145,585	$250,847,512	$275,872,908

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MG2 Sub-Account		MG3 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(420,221)	$(884,022)	$(164,935)	$(296,391)
Net realized gains (losses)	(164,415)	(182,903)	643,068	1,841,878
Net change in unrealized appreciation/(depreciation)	352,772	890,695	3,005,887	2,787,297

Increase (decrease) in net assets from operations	(231,864)	(176,230)	3,484,020	4,332,784

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	604,017	443,497	362,286	340,874
Transfers between Sub-Accounts (including the Fixed Account), net	10,028,017	4,842,294	609,277	(2,479,591)
Withdrawals, surrenders, annuitizations and contract charges	(19,900,851)	(21,993,949)	(6,034,092)	(5,243,025)

Net accumulation activity	(9,268,817)	(16,708,158)	(5,062,529)	(7,381,742)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(1,980)	(1,950)	(1,697)	(1,545)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	5,468	289	872	3,273

Net annuitization activity	3,488	(1,661)	(825)	1,728

Net increase (decrease) from contract owner transactions	(9,265,329)	(16,709,819)	(5,063,354)	(7,380,014)

Total increase (decrease) in net assets	(9,497,193)	(16,886,049)	(1,579,334)	(3,047,230)

Net assets at beginning of year	142,051,166	158,937,215	31,932,872	34,980,102

Net assets at end of year	$132,553,973	$142,051,166	$30,353,538	$31,932,872

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MG4 Sub-Account		MG6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(175,339)	$(286,895)	$2,519,109	$14,885,379
Net realized gains (losses)	130,545	617,670	88,132,563	96,551,160
Net change in unrealized appreciation/(depreciation)	3,285,492	3,530,248	108,545,306	(44,111,748)

Increase (decrease) in net assets from operations	3,240,698	3,861,023	199,196,978	67,324,791

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	95,016	4,175	4,654,240	1,842,389
Transfers between Sub-Accounts (including the Fixed Account), net	831,337	(2,588,256)	(21,150,057)	(15,009,956)
Withdrawals, surrenders, annuitizations and contract charges	(4,505,850)	(3,680,696)	(218,405,785)	(164,165,056)

Net accumulation activity	(3,579,497)	(6,264,777)	(234,901,602)	(177,332,623)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(94,395)	(376,049)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	117,290	9,576

Net annuitization activity	—	—	22,895	(366,473)

Net increase (decrease) from contract owner transactions	(3,579,497)	(6,264,777)	(234,878,707)	(177,699,096)

Total increase (decrease) in net assets	(338,799)	(2,403,754)	(35,681,729)	(110,374,305)

Net assets at beginning of year	29,418,427	31,822,181	1,590,095,837	1,700,470,142

Net assets at end of year	$29,079,628	$29,418,427	$1,554,414,108	$1,590,095,837

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	MG7 Sub-Account			V44 Sub-Account
	December 31,		December 31,	December 31,	December 31,
	2017		2016	2017	2016
Operations:
Net investment income (loss)	$(84,791	) $	(73,357)	$(122,606)	$(83,325)
Net realized gains (losses)	1,152,841		949,191	630,876	675,711
Net change in unrealized appreciation/(depreciation)	135,277		746,622	1,811,472	(632,201)

Increase (decrease) in net assets from operations	1,203,327		1,622,456	2,319,742	(39,815)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	17,470		46,119	1,864	359
Transfers between Sub-Accounts (including the Fixed Account), net	2,462,254		(769,227)	2,154,749	2,683,693
Withdrawals, surrenders, annuitizations and contract charges	(1,429,491)		(936,737)	(1,206,781)	(614,179)

Net accumulation activity	1,050,233		(1,659,845)	949,832	2,069,873

Annuitization Activity:
Annuitizations	—		—	—	—
Annuity payments and contract charges	—		—	—	—
Transfers between Sub-Accounts, net	—		—	—	—
Adjustments to annuity reserves	—		—	—	—

Net annuitization activity	—		—	—	—

Net increase (decrease) from contract owner transactions	1,050,233		(1,659,845)	949,832	2,069,873

Total increase (decrease) in net assets	2,253,560		(37,389)	3,269,574	2,030,058

Net assets at beginning of year	7,536,524		7,573,913	5,605,835	3,575,777

Net assets at end of year	$9,790,084		$7,536,524	$8,875,409	$5,605,835

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	V43 Sub-Account		O19 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$(108,740)	$(112,680)	$(283,523)	$(294,038)
Net realized gains (losses)	(699,667)	(138,980)	1,811,180	2,387,254
Net change in unrealized appreciation/(depreciation)	2,872,441	(496,226)	2,134,411	(2,968,176)

Increase (decrease) in net assets from operations	2,064,034	(747,886)	3,662,068	(874,960)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	23,203	4,142	141,457	35,288
Transfers between Sub-Accounts (including the Fixed Account), net	(501,105)	621,248	(1,500,079)	(23,384)
Withdrawals, surrenders, annuitizations and contract charges	(1,219,696)	(805,259)	(3,126,231)	(2,831,272)

Net accumulation activity	(1,697,598)	(179,869)	(4,484,853)	(2,819,368)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(3,999)	(3,567)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	1,340	4,172

Net annuitization activity	—	—	(2,659)	605

Net increase (decrease) from contract owner transactions	(1,697,598)	(179,869)	(4,487,512)	(2,818,763)

Total increase (decrease) in net assets	366,436	(927,755)	(825,444)	(3,693,723)

Net assets at beginning of year	6,469,819	7,397,574	16,765,951	20,459,674

Net assets at end of year	$6,836,255	$6,469,819	$15,940,507	$16,765,951

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	O23 Sub-Account		O20 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$7,186	$54,706	$(189,044)	$(183,256)
Net realized gains (losses)	426,153	1,155,820	1,354,214	2,404,148
Net change in unrealized appreciation/(depreciation)	336,860	(745,490)	4,612,518	(2,803,730)

Increase (decrease) in net assets from operations	770,199	465,036	5,777,688	(582,838)

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	25,102	90,659	213,530	118,541
Transfers between Sub-Accounts (including the Fixed Account), net	1,620,559	3,238,699	(445,701)	(1,176,386)
Withdrawals, surrenders, annuitizations and contract charges	(1,402,462)	(2,871,798)	(3,932,500)	(3,774,904)

Net accumulation activity	243,199	457,560	(4,164,671)	(4,832,749)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	243,199	457,560	(4,164,671)	(4,832,749)

Total increase (decrease) in net assets	1,013,398	922,596	1,613,017	(5,415,587)

Net assets at beginning of year	11,018,271	10,095,675	18,640,711	24,056,298

Net assets at end of year	$12,031,669	$11,018,271	$20,253,728	$18,640,711

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	O21 Sub-Account		O04 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(1,378,242)	$(1,869,040)	$(74,311)	$(93,732)
Net realized gains (losses)	33,671,527	55,264,080	767,254	539,836
Net change in unrealized appreciation/(depreciation)	(4,689,086)	(34,459,571)	53,493	469,598

Increase (decrease) in net assets from operations	27,604,199	18,935,469	746,436	915,702

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,442,343	2,131,642	80,396	109,080
Transfers between Sub-Accounts (including the Fixed Account), net	(8,619,362)	(9,773,949)	(595,493)	506,728
Withdrawals, surrenders, annuitizations and contract charges	(36,767,654)	(35,959,216)	(978,911)	(696,989)

Net accumulation activity	(42,944,673)	(43,601,523)	(1,494,008)	(81,181)

Annuitization Activity:
Annuitizations	100,980	19,762	—	—
Annuity payments and contract charges	(40,733)	(19,252)	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	(12,138)	4,131	—	—

Net annuitization activity	48,109	4,641	—	—

Net increase (decrease) from contract owner transactions	(42,896,564)	(43,596,882)	(1,494,008)	(81,181)

Total increase (decrease) in net assets	(15,292,365)	(24,661,413)	(747,572)	834,521

Net assets at beginning of year	205,092,333	229,753,746	7,092,483	6,257,962

Net assets at end of year	$189,799,968	$205,092,333	$6,344,911	$7,092,483

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	PH2 Sub-Account		P08 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$8,174	$9,126	$634,694	$179,450
Net realized gains (losses)	(10,416)	27,891	(258,879)	(699,397)
Net change in unrealized appreciation/(depreciation)	88,394	(18,269)	1,954,562	2,569,352

Increase (decrease) in net assets from operations	86,152	18,748	2,330,377	2,049,405

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	—	9,391	20,956
Transfers between Sub-Accounts (including the Fixed Account), net	198,542	126,390	2,897,521	(105,872)
Withdrawals, surrenders, annuitizations and contract charges	(46,238)	(31,602)	(3,422,631)	(2,375,037)

Net accumulation activity	152,304	94,788	(515,719)	(2,459,953)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	152,304	94,788	(515,719)	(2,459,953)

Total increase (decrease) in net assets	238,456	113,536	1,814,658	(410,548)

Net assets at beginning of year	313,754	200,218	19,285,931	19,696,479

Net assets at end of year	$552,210	$313,754	$21,100,589	$19,285,931

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	PC0 Sub-Account		P70 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$580,273	$148,439	$32,269	$(2,212)
Net realized gains (losses)	(155,222)	(881,250)	(75,331)	(132,425)
Net change in unrealized appreciation/(depreciation)	1,657,812	2,633,608	42,959	189,186

Increase (decrease) in net assets from operations	2,082,863	1,900,797	(103)	54,549

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	47,052	152	13,238	28,132
Transfers between Sub-Accounts (including the Fixed Account), net	2,234,345	(1,197,769)	726	(62,488)
Withdrawals, surrenders, annuitizations and contract charges	(1,455,084)	(2,279,807)	(37,233)	(92,791)

Net accumulation activity	826,313	(3,477,424)	(23,269)	(127,147)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	826,313	(3,477,424)	(23,269)	(127,147)

Total increase (decrease) in net assets	2,909,176	(1,576,627)	(23,372)	(72,598)

Net assets at beginning of year	17,175,088	18,751,715	373,905	446,503

Net assets at end of year	$20,084,264	$17,175,088	$350,533	$373,905

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	P10 Sub-Account		PK8 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$3,007,508	$(198,954)	$380,365	$440,129
Net realized gains (losses)	(5,263,966)	(10,524,053)	(334,070)	(479,555)
Net change in unrealized appreciation/(depreciation)	2,439,707	15,291,497	835,257	1,383,667

Increase (decrease) in net assets from operations	183,249	4,568,490	881,552	1,344,241

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	223,079	160,377	83,173	4,639
Transfers between Sub-Accounts (including the Fixed Account), net	2,972,093	(3,444,118)	(169,215)	(854,068)
Withdrawals, surrenders, annuitizations and contract charges	(5,031,798)	(5,104,420)	(1,912,229)	(1,645,874)

Net accumulation activity	(1,836,626)	(8,388,161)	(1,998,271)	(2,495,303)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	(130)	(107)	(1,428)	(1,157)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	174	348	1,423	(84)

Net annuitization activity	44	241	(5)	(1,241)

Net increase (decrease) from contract owner transactions	(1,836,582)	(8,387,920)	(1,998,276)	(2,496,544)

Total increase (decrease) in net assets	(1,653,333)	(3,819,430)	(1,116,724)	(1,152,303)

Net assets at beginning of year	33,027,779	36,847,209	11,618,444	12,770,747

Net assets at end of year	$31,374,446	$33,027,779	$10,501,720	$11,618,444

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	P20 Sub-Account		PD6 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$14,902	$12,822	$2,534,298	$3,663,878
Net realized gains (losses)	(2,435)	(11,914)	(2,456,912)	(9,589,055)
Net change in unrealized appreciation/(depreciation)	20,036	37,107	56,810,365	16,704,153

Increase (decrease) in net assets from operations	32,503	38,015	56,887,751	10,778,976

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	1,031	80,373	1,242,285	381,434
Transfers between Sub-Accounts (including the Fixed Account), net	157,850	821	(16,237,735)	(12,367,850)
Withdrawals, surrenders, annuitizations and contract charges	(36,387)	(110,497)	(61,009,557)	(49,624,672)

Net accumulation activity	122,494	(29,303)	(76,005,007)	(61,611,088)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	(11,212)	(10,234)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	4,942	1,452

Net annuitization activity	—	—	(6,270)	(8,782)

Net increase (decrease) from contract owner transactions	122,494	(29,303)	(76,011,277)	(61,619,870)

Total increase (decrease) in net assets	154,997	8,712	(19,123,526)	(50,840,894)

Net assets at beginning of year	370,047	361,335	498,296,480	549,137,374

Net assets at end of year	$525,044	$370,047	$479,172,954	$498,296,480

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	P06 Sub-Account		P07 Sub-Account
	December 31,	December 31,	December 31,	December 31,
	2017	2016	2017	2016
Operations:
Net investment income (loss)	$299,923	$267,976	$576,682	$743,260
Net realized gains (losses)	(1,302,302)	(1,236,943)	(1,105,974)	(1,131,401)
Net change in unrealized appreciation/(depreciation)	1,856,393	2,769,743	6,321,993	2,624,895

Increase (decrease) in net assets from operations	854,014	1,800,776	5,792,701	2,236,754

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	451,718	247,088	1,995,967	665,666
Transfers between Sub-Accounts (including the Fixed Account), net	2,652,202	1,055,726	7,648,683	11,801,578
Withdrawals, surrenders, annuitizations and contract charges	(7,457,742)	(8,338,140)	(30,787,701)	(29,767,869)

Net accumulation activity	(4,353,822)	(7,035,326)	(21,143,051)	(17,300,625)

Annuitization Activity:
Annuitizations	—	—	67,294	19,762
Annuity payments and contract charges	(6,373)	(3,368)	(26,011)	(9,957)
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	112	4,100	23,767	(8,542)

Net annuitization activity	(6,261)	732	65,050	1,263

Net increase (decrease) from contract owner transactions	(4,360,083)	(7,034,594)	(21,078,001)	(17,299,362)

Total increase (decrease) in net assets	(3,506,069)	(5,233,818)	(15,285,300)	(15,062,608)

Net assets at beginning of year	46,282,276	51,516,094	189,260,806	204,323,414

Net assets at end of year	$42,776,207	$46,282,276	$173,975,506	$189,260,806

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	PI3 Sub-Account		P72 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(349,739)	$483,501	$14,804	$30,349
Net realized gains (losses)	17,623	(154,428)	1,098,491	654,661
Net change in unrealized appreciation/(depreciation)	1,452,009	(535,696)	1,183,356	849,232

Increase (decrease) in net assets from operations	1,119,893	(206,623)	2,296,651	1,534,242

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	80,239	28,437	(22,187)	64,386
Transfers between Sub-Accounts (including the Fixed Account), net	1,413,275	1,569,074	1,312,542	(1,624,161)
Withdrawals, surrenders, annuitizations and contract charges	(2,919,507)	(3,085,161)	(3,199,305)	(1,593,830)

Net accumulation activity	(1,425,993)	(1,487,650)	(1,908,950)	(3,153,605)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	370
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	370

Net increase (decrease) from contract owner transactions	(1,425,993)	(1,487,650)	(1,908,950)	(3,153,235)

Total increase (decrease) in net assets	(306,100)	(1,694,273)	387,701	(1,618,993)

Net assets at beginning of year	20,961,119	22,655,392	14,212,210	15,831,203

Net assets at end of year	$20,655,019	$20,961,119	$14,599,911	$14,212,210

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	W41 Sub-Account		W42 Sub-Account
	December 31, 2017	December 31, 2016	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$(4,818)	$(5,021)	$(873)	$(849)
Net realized gains (losses)	15,704	84,486	7,539	9,547
Net change in unrealized appreciation/(depreciation)	59,629	(38,862)	1,455	(6,696)

Increase (decrease) in net assets from operations	70,515	40,603	8,121	2,002

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	2,303	1,829	313	—
Transfers between Sub-Accounts (including the Fixed Account), net	(20,146)	5,816	(1,314)	(1,237)
Withdrawals, surrenders, annuitizations and contract charges	(59,587)	(56,754)	(399)	(29,675)

Net accumulation activity	(77,430)	(49,109)	(1,400)	(30,912)

Annuitization Activity:
Annuitizations	—	—	—	—
Annuity payments and contract charges	—	—	—	—
Transfers between Sub-Accounts, net	—	—	—	—
Adjustments to annuity reserves	—	—	—	—

Net annuitization activity	—	—	—	—

Net increase (decrease) from contract owner transactions	(77,430)	(49,109)	(1,400)	(30,912)

Total increase (decrease) in net assets	(6,915)	(8,506)	6,721	(28,910)

Net assets at beginning of year	310,731	319,237	46,189	75,099

Net assets at end of year	$303,816	$310,731	$52,910	$46,189

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)

FOR THE YEARS ENDED DECEMBER 31, 2017 AND 2016

	W46 Sub-Account[6]
	December 31, 2017	December 31, 2016
Operations:
Net investment income (loss)	$—	$(20,028)
Net realized gains (losses)	—	812,543
Net change in unrealized appreciation/(depreciation)	—	155,804

Increase (decrease) in net assets from operations	—	948,319

Contract Owner Transactions:

Accumulation Activity:
Purchase payments received	—	763
Transfers between Sub-Accounts (including the Fixed Account), net	—	(40,648,448)
Withdrawals, surrenders, annuitizations and contract charges	—	(1,798,301)

Net accumulation activity	—	(42,445,986)

Annuitization Activity:
Annuitizations	—	—
Annuity payments and contract charges	—	—
Transfers between Sub-Accounts, net	—	—
Adjustments to annuity reserves	—	—

Net annuitization activity	—	—

Net increase (decrease) from contract owner transactions	—	(42,445,986)

Total increase (decrease) in net assets	—	(41,497,667)

Net assets at beginning of year	—	41,497,667

Net assets at end of year	$—	$—

[6]	Wells Fargo VT Total Return Bond Fund Class 2 Sub-Account (W46) was liquidated and closed in 2016 and therefore is not reported in the Statements of Assets and Liabilities as of December 31, 2017.

The accompanying notes are an integral part of these financial statements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

NOTES TO FINANCIAL STATEMENTS

FOR THE YEAR ENDED DECEMBER 31, 2017

1. BUSINESS AND ORGANIZATION

Delaware Life Variable Account F (the “Variable Account”) is a separate account of Delaware Life Insurance Company (the “Sponsor”). The Variable Account was established on July 13, 1989 as a funding vehicle for the variable portion of Regatta contracts, Regatta Access contracts, Regatta Choice contracts, Regatta Choice II contracts, Regatta Classic contracts, Regatta Extra contracts, Regatta Flex II contracts, Regatta Flex 4 contracts, Regatta Gold contracts, Regatta Platinum contracts, Masters Access contracts, Masters Choice contracts, Masters Choice II contracts, Masters Extra contracts, Masters Extra II contracts, Masters Flex contracts, Masters Flex II contracts, Masters I Share contracts, Masters IV contracts, Masters VII contracts (collectively the “Contracts”), and certain other fixed and variable annuity contracts issued by the Sponsor. The Variable Account is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a unit investment trust existing in accordance with the regulations of the Delaware Insurance Department and is an investment company. Accordingly, the Variable Account follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 Financial Services – Investment Companies.

The assets of the Variable Account are divided into “Sub-Accounts”. Each Sub-Account is invested in shares of a specific mutual fund (collectively the “Funds”), or series thereof, registered under the Investment Company Act of 1940, as amended. The contract owners of the Variable Account direct the deposits into the Sub-Accounts of the Variable Account.

Under applicable insurance law, the assets and liabilities of the Variable Account are clearly identified and distinguished from the Sponsor’s other assets and liabilities. Assets applicable to the Variable Account are not chargeable with liabilities arising out of any other business the Sponsor may conduct.

A summary of the name changes related to Sub-Accounts held by the contract owners of the Variable Account during the current year, is as follows:

Sub- Account	Previous Name	Effective Date
H24	Catalyst Dividend Capture VA Fund	May 1, 2017
H32	Catalyst Insider Buying VA Fund	May 1, 2017
V43	Morgan Stanley UIF Mid Cap Growth Portfolio Class II	May 1, 2017
V44	Morgan Stanley UIF Growth Portfolio Class II	May 1, 2017

There were no liquidated or merged Sub-Accounts during the current year.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

1. BUSINESS AND ORGANIZATION (CONTINUED)

The commencement date related to Sub-Accounts held by the contract owners of the Variable Account (if commenced within the past five years) is as follows:

Sub-Account	Effective Date
C59, C60, C58, C89, C90	April 29, 2016
M44, M40, M05, M44	August 11, 2014
M07, M35	August 16, 2013

A summary of Sub-Accounts held by the contract owners of the Variable Account, with commencement dates earlier than the past five years, but for which the first activity occurred within the last five years, is as follows:

Sub-Account	Year of First Activity
FFS	2014

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

General

The accompanying financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements in conformity with GAAP requires the Sponsor’s management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from these estimates.

Investment Valuation and Transactions

Investments made in mutual funds are carried at fair value and are valued at their closing net asset value as determined by the respective mutual fund, which in turn value their investments at fair value, as of December 31, 2017. Transactions are recorded on a trade date basis. Realized gains and losses on sales of investments are determined on the first in, first out basis. Dividend income and realized gain distributions are reinvested in additional fund shares and recognized on the ex-dividend date.

Units

The number of units credited is determined by dividing the dollar amount allocated to a Sub-Account by the unit value for that Sub-Account for the period during which the purchase payment was received. The unit value for each Sub-Account is established at $10.00 for the first period of that Sub-Account and is subsequently measured based on the performance of the investments and the contract charges selected by the contract holder, as discussed in Note 5.

Purchase Payments

Upon issuance of new Contracts, the initial purchase payment is credited to the contract in the form of units. All subsequent purchase payments are applied using the unit values for the period during which the purchase payment is received.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Transfers

Transfers between Sub-Accounts requested by contract owners are recorded in the new Sub-Account upon receipt of the redemption proceeds at the net asset value at the time of receipt. In addition, transfers can be made between the Sub-Accounts and the “Fixed Account”. The Fixed Account is part of the general account of the Sponsor in which purchase payments or contract values may be allocated or transferred.

Withdrawals

At any time during the accumulation phase (the period before the first annuity payment), the contract owner may elect to receive a cash withdrawal payment under the contract. If the contract owner requests a full withdrawal, the contract owner will receive the value of their account at the end of period, less the contract maintenance charge for the current contract year and any applicable withdrawal charge.

If the contract owner requests a partial withdrawal, the contract owner will receive the amount requested less any applicable withdrawal charge and the account value will be reduced by the amount requested. Any requests for partial withdrawals that would result in the value of the contract owner’s account being reduced to an amount less than the contract maintenance charge for the current contract year is treated as a request for a full withdrawal.

Annuitization

On the annuity commencement date, the contract’s accumulation account is canceled and its adjusted value is applied to provide an annuity. The adjusted value will be equal to the value of the accumulation account for the period that ends immediately before the annuity commencement date, reduced by any applicable premium taxes or similar taxes and a proportionate amount of the contract maintenance charge.

Annuity Payments

The amount of the first variable annuity payment is determined in accordance with the annuity payment rates found in the contract. The number of units to be credited in respect of a particular Sub-Account is determined by dividing that portion of the first variable annuity payment attributable to that Sub-Account by the annuity unit value of that Sub-Account for the period that ends immediately before the annuity commencement date. The number of units of each Sub-Account credited to the contract then remains fixed, unless an exchange of units is made. The dollar amount of each variable annuity payment after the first may increase, decrease or remain constant, depending on the investment performance of the Sub-Accounts.

Federal Income Taxes

The operations of the Variable Account are part of the operations of the Sponsor and are not taxed separately. The Sponsor qualifies for the federal income tax treatment granted to life insurance companies under Subchapter L of the Internal Revenue Code (the “Code”). Under existing federal income tax law, investment income and realized gain distributions earned by the Variable Account on contract owner reserves are not taxable, and therefore, no provision has been made for federal income taxes. In the event of a change in applicable tax law, the Sponsor will review this policy and if necessary a provision may be made in future years.

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities as of the date of the financial statements and the reported amounts of income and expenses during the period. The most significant estimates are fair value measurements of investments and the calculation of the reserve for variable annuities. Actual results could vary from the amounts derived from management’s estimates.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

2. SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Subsequent events

Management has evaluated events subsequent to December 31, 2017 noting there are no subsequent events requiring accounting adjustments or disclosure.

3. FAIR VALUE MEASUREMENTS

The Sub-Accounts’ investments are carried at fair value. Fair value is an exit price, representing the amount that would be received from a sale of an asset or paid to transfer a liability in an orderly transaction between market participants. As such, fair value is a market-based measurement that should be determined based on assumptions that market participants would use in pricing an asset or liability. As a basis for considering such assumptions, FASB ASC Topic 820, “Fair Value Measurements and Disclosures”, establishes a three-tier value hierarchy, which prioritizes the inputs used in measuring fair value (i.e., Level 1, 2 and 3). Level 1 inputs are observable inputs that reflect quoted prices for identical assets or liabilities in active markets that the Variable Account has the ability to access at the measurement date. Level 2 inputs are observable inputs, other than quoted prices included in Level 1, for the asset or liability or prices for similar assets and liabilities. Level 3 inputs are unobservable inputs reflecting the reporting entity’s estimates of the assumptions that market participants would use in pricing the asset or liability. Topic 820 requires that a fair value measurement technique include an adjustment for risks inherent in a particular valuation technique (such as a pricing model) and/or the risks inherent in the inputs to the model, if market participants would also include such an adjustment.

The Variable Account has categorized its financial instruments, based on the priority of the inputs to the valuation technique, into the three level hierarchy described above. If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

The Variable Account uses the Funds’ closing net asset value to determine the fair value of its Sub-Accounts. As of December 31, 2017, the net assets held in the Variable Account were categorized as Level 1 assets under the Topic 820 hierarchy levels. There were no Level 2 or 3 investments in the Variable Account during the year ended December 31, 2017. There were no transfers between levels during the year ended December 31, 2017.

4. RELATED-PARTY TRANSACTIONS

The Sponsor provides administrative services necessary for the operation of the Variable Account. The Sponsor absorbs all organizational expenses including the fees of registering the Variable Account and its contracts for distribution under federal and state securities laws.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES

Mortality and expense risk charges

Charges for mortality and expense risks, the optional death benefit riders and optional living benefit riders are based on the average daily Variable Account assets and are deducted from the Variable Account at the end of each valuation period to cover the risks assumed by the Sponsor. These charges are reflected in the Statement of Operations.

The deductions are calculated at different levels based upon the elections made by the contract holder and are transferred periodically to the Sponsor. At December 31, 2017, the deduction is at an effective annual rate as follows:

	Level 1	Level 2	Level 3	Level 4	Level 5	Level 6	Level 7	Level 8	Level 9
Regatta	1.40%	—	—	—	—	—	—	—	—
Regatta Gold	1.25%	—	—	—	—	—	—	—	—
Regatta Classic	1.00%	—	—	—	—	—	—	—	—
Regatta Platinum	1.25%	—	—	—	—	—	—	—	—
Regatta Extra	1.30%	1.45%	1.55%	1.70%	—	—	—	—	—
Regatta Choice	0.85%	1.00%	1.10%	1.15%	1.25%	1.40%	—	—	—
Regatta Access	1.00%	1.15%	1.25%	1.40%	1.50%	1.65%	—	—	—
Regatta Flex 4	0.95%	1.10%	1.20%	1.35%	1.45%	1.60%	—	—	—
Regatta Flex II	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Regatta Choice II	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	—	—
Masters Extra	1.40%	1.60%	1.65%	1.80%	1.85%	2.00%	2.05%	2.25%	—
Masters Choice	1.05%	1.25%	1.30%	1.45%	1.50%	1.65%	1.70%	1.90%	—
Masters Access	1.35%	1.55%	1.60%	1.75%	1.80%	1.95%	—	—	—
Masters Flex	1.30%	1.50%	1.55%	1.70%	1.75%	1.90%	1.95%	2.15%	—
Masters IV	1.25%	1.30%	1.35%	1.45%	1.50%	1.55%	1.60%	1.65%	1.75%
Masters VII	1.00%	1.05%	1.20%	1.25%	1.30%	1.35%	1.40%	1.50%	—
Masters Extra II	1.40%	1.80%	—	—	—	—	—	—	—
Masters Choice II	1.05%	1.30%	1.45%	—	—	—	—	—	—
Masters Flex II	1.30%	1.70%	—	—	—	—	—	—	—
Masters I Share	0.50%	—	—	—	—	—	—	—	—

Distribution and administrative expense charges

For assuming the risk that surrender charges may be insufficient to compensate the Sponsor for the costs of distributing the Contracts, the Sponsor makes a deduction from the Sub-Account at the end of each valuation period for the first seven account years at an effective annual rate of 0.15% of the average daily value of the contract invested in the Sub-Account attributable to Regatta, Masters VII, Masters Extra, Masters Extra II, Masters Choice and Masters Choice II, and at an effective annual rate of 0.20% of the average daily value of the contract invested in the Sub-Account attributable to Masters IV, Masters Access, Masters Flex and Masters Flex II. There are no distribution charges associated with the other contracts listed in Note 1.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Distribution and administrative expense charges (Continued)

Additionally, for Regatta, Regatta Gold, Regatta Classic, Regatta Platinum, Regatta Extra, Regatta Access, Regatta Choice, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts, an administrative expense charge is deducted from the assets of the Variable Account at an annual effective rate equal to 0.15% of the average daily Variable Account value. This charge is designed to reimburse the Sponsor for expenses incurred in administering the Contracts, the accounts and the Variable Account that are not covered by the annual account administration fee (“Account Fee”). Distribution and administrative expense charges are reflected in the Statement of Operations.

Administration charges (“Account Fee”)

Each year on the account anniversary date, an Account Fee equal to the lesser of $30 or 2% of the participant’s account value in the case of Regatta Gold, $35 in the case of Regatta Extra and Regatta Platinum contracts, and $50 in the case of Regatta Choice, Regatta Classic, Regatta Access, Regatta Flex 4, Regatta Flex II, Regatta Choice II, Masters Extra, Masters Choice, Masters Access, Masters Flex, Masters IV, Masters VII, Masters Extra II, Masters Flex II, Masters I Share, and Masters Choice II contracts (after account year 5, the Account Fee for Regatta Gold, Regatta Platinum, Regatta Extra, and Regatta Choice contracts, may be changed annually, but it may not exceed the lesser of $50 or 2% of the participant’s account value) is deducted from the participant’s account to reimburse the Sponsor for certain administrative expenses. The Account Fee related to contracts in the accumulation phase is reflected in the Statement of Changes in Net Assets as part of “Withdrawals, surrenders, annuitizations, and contract charges” line item. After the annuity commencement date, the Account Fee will be deducted pro rata from each variable annuity payment made during the year and reflected under the line item “Annuity payments and contract charges” in the Statement of Changes in Net Assets.

Surrender charges

The Sponsor does not deduct a sales charge from the purchase payments. However, a surrender charge (contingent deferred sales charge) of up to 6% of certain amounts withdrawn will be deducted to cover certain expenses relating to the sale of Regatta, Regatta Gold, Regatta Flex 4, and Regatta Platinum contracts; 8% for Regatta Extra, Regatta Choice II, Regatta Flex II, Masters Choice, Masters Choice II, Masters Flex, Masters Flex II, Masters Extra, Masters Extra II, Masters IV, and Masters VII; and for 7% for Regatta Choice if the contract holder requests a full withdrawal prior to reaching the pay-out phase. These charges are reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets.

Optional living benefit rider charges (“Benefit Fee”)

Benefit Fee is charged for optional living benefit riders elected by the contract holder. The benefit fee is deducted from the related account value as highlighted in the following table.

	Single Life Quarterly Charge	Joint Life Quarterly Charge	Single Life Annual Charge	Joint Life Annual Charge
Secured Returns	0.1000%	N/A	0.40%	N/A
Secured Returns 2	0.1250%	N/A	0.50%	N/A
Secured Returns for Life	0.1250%	N/A	0.50%	N/A
Secured Returns for Life Plus	0.1250%	N/A	0.50%	N/A
Income on Demand	0.1625%	0.2125%	0.65%	0.85%
Income on Demand II	0.1625%	0.2125%	0.65%	0.85%
Retirement Asset Protector	0.1875%	N/A	0.75%	N/A
Retirement Income Escalator	0.1875%	0.2375%	0.75%	0.95%
Income Advisor	0.2250%	0.2750%	0.90%	1.10%
Income on Demand II Plus	0.2375%	0.2875%	0.95%	1.15%
Income on Demand II Escalator	0.2375%	0.2875%	0.95%	1.15%
Retirement Income Escalator II	0.2375%	0.2875%	0.95%	1.15%
Income Riser	0.2750%	0.3250%	1.10%	1.30%
Income on Demand III Escalator	0.2750%	0.3250%	1.10%	1.30%
Income Riser III	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer	0.2750%	0.3000%	1.10%	1.20%
Income Maximizer Plus	0.3125%	0.3625%	1.25%	1.45%

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

5. CONTRACT CHARGES (CONTINUED)

Optional living benefit rider charges (“Benefit Fee”) (Continued)

Income Advisor was only available on Masters I Share contracts. Income Maximizer, Income Maximizer Plus, and Income Riser III were available on Masters Choice II contracts, Masters Extra II contracts, and Masters Flex II contracts. The remaining optional living benefits above were available on Masters Extra, Masters Choice, Masters Flex, and Masters Access contracts.

Secured Returns for Life and Secured Returns for Life Plus were the only optional living benefits available on Masters IV and Masters VII contracts.

Secured Returns, Secured Returns 2, Secured Returns for Life, Secured Returns for Life Plus, Income on Demand, and Retirement Asset Protector were the only optional living benefits available on Regatta Flex II and Regatta Choice II contracts.

Benefit Fee is reflected in the “Withdrawals, surrenders, annuitizations and contract charges” line on the Statement of Changes in Net Assets

Premium Taxes

A deduction, when applicable, is made for premium taxes or similar state or local taxes. It is currently the policy of the Sponsor to make this deduction at the annuity commencement date. However, the Sponsor reserves the right to deduct such taxes when incurred.

6. RESERVE FOR VARIABLE ANNUITIES

Reserve for variable annuities represents the actuarial present value of future contract benefits for those contract holders who are in the payout phase of their contract and who chose the variable payout option. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1987 and December 31, 1998 are calculated using the 1983 Individual Annuitant Mortality Table. Annuity reserves for contracts with annuity commencement dates on or between January 1, 1999 and December 31, 2014 are calculated using the Annuity 2000 Table. Annuity reserves for contracts with annuity commencement dates on or after January 1, 2015 are calculated using the 2012 Individual Annuitant Mortality Table. All annuity reserves are calculated using an assumed interest rate of at least 3% or 4% per year. The Individual Annuitant Mortality Tables utilized are subject to change in conjunction with changes in the tables currently adopted by the National Association of Insurance Commissioners. The mortality risk is fully borne by the Sponsor and may result in additional amounts being transferred into the variable annuity account by the Sponsor to cover greater longevity of annuities than expected. Required adjustments to the reserves are accomplished by transfers to or from the Sponsor.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES

The cost of purchases and proceeds from sales of investments for the year ended December 31, 2017 were as follows:

	Purchases	Sales
AL1	$3,354,505	$11,086,315
AO5	5,091,705	18,215,087
AM2	611,249	2,370,857
A98	1,028,691	9,247,494
A74	8,199,709	6,212,917
B18	18,867,474	99,942,834
C71	5,609	22,331
C59	495	493,713
C60	2,134,187	20,153,722
C89	58,066	90,427
C90	1,583,130	8,396,221
C58	324,297	1,761,735
FD7	16,899,603	21,254,993
F24	16,249,120	47,586,222
F88	709,911	1,124,791
FB9	1,555,765	4,071,715
F15	1,509,722	6,356,569
F41	9,732,455	27,007,379
FE3	20,201,409	75,067,646
T21	887,296	10,604,990
T20	5,641,267	24,654,166
FE6	4,217,607	5,649,950
T59	1,897,567	2,119,734
F56	791,525	5,641,496
F59	7,286,891	19,454,631
FF0	208,551	396,253
F54	18,741,822	35,110,605
FG8	37,447	28,495
F53	6,150,685	9,533,502
FJ9	112,725	114,156
T28	2,496,850	5,625,205
FJ0	42,608	103,843
H24	182,276	370,863
H32	241,791	572,587
V35	950,449	3,175,229

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
V13	$6,106,184	$10,085,542
V11	20,526,268	21,850,740
AC1	412,703	556,001
J88	11,564,529	10,997,370
J94	3,398,928	3,765,698
L11	5,168,963	13,012,178
L18	1,609,209	6,515,476
L17	7,218,893	7,839,887
M07	30,038,812	57,231,212
M35	26,206,170	76,316,560
M31	8,120,744	21,790,703
M80	3,089,310	7,886,430
MF1	2,523,273	4,328,976
M41	3,171,924	9,020,591
M05	3,188,941	9,770,040
M42	2,810,258	14,432,298
M89	58,734,418	92,099,146
M82	14,083,517	42,991,014
M44	7,681,133	21,129,776
M40	7,091,437	19,139,152
M83	27,003,408	64,750,973
M08	13,527,547	31,479,811
MB6	14,743,892	46,850,645
MB7	4,944,838	20,427,050
MC0	6,397,762	9,654,394
MA0	25,632,565	30,039,357
MC2	9,874,658	18,249,199
MC1	8,006,694	10,987,177
MC3	1,461,810	3,383,438
MA1	2,627,073	6,746,176
MC4	596,517	2,255,746
MC5	162,524	795,262
MC6	4,689,345	8,039,195
MC7	209,530	609,998
MC8	2,656,339	15,351,910
MC9	275,096	1,976,316
MD0	3,467,681	9,287,906
M92	35,552,501	108,931,844
M96	11,288,376	16,168,278
MD2	23,122,818	45,076,207
MA6	7,688,655	10,829,757
MA3	5,957,258	12,176,310
M97	3,215,724	7,710,707
MD5	2,921,645	5,323,738
M98	3,189,509	8,699,405
M93	5,023,229	33,354,562
MD6	21,469,636	48,938,812
MB3	2,967,516	7,696,751
MD8	16,181,075	20,826,045

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

7. INVESTMENT PURCHASES AND SALES (CONTINUED)

	Purchases	Sales
MD9	$58,401,255	$92,808,556
ME2	1,048,911	4,227,439
ME3	2,212,767	15,510,654
MA5	3,686,332	5,185,104
MA7	794,108	2,334,978
ME4	1,649,531	3,574,169
MA2	129,076	210,084
MF3	12,336,293	17,208,666
MF5	36,537,681	127,838,832
MF6	299,394	488,809
MF7	9,025,612	16,800,705
MF9	43,253,924	90,205,296
MG1	11,747,513	26,717,481
MF2	30,910,805	56,384,745
MG2	15,643,438	25,329,485
MG3	3,199,996	7,490,680
MG4	3,711,291	6,565,176
MG6	104,231,014	277,810,339
MG7	4,850,012	2,963,929
V44	4,083,621	2,668,388
V43	1,075,541	2,881,879
O19	2,175,504	5,446,031
O23	1,889,537	1,639,152
O20	2,843,139	7,196,854
O21	9,754,383	50,606,509
O04	940,711	2,151,917
PH2	236,195	75,717
P08	5,505,521	5,386,546
PC0	3,891,203	2,484,617
P70	103,542	94,542
P10	8,275,481	7,104,729
PK8	1,006,579	2,625,913
P20	187,351	49,955
PD6	15,442,764	88,920,680
P06	4,774,294	8,834,857
P07	16,839,141	37,329,821
PI3	6,288,312	8,064,044
P72	3,973,026	5,404,087
W41	54,216	91,760
W42	8,243	2,570

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING

The changes in units outstanding for the year ended December 31, 2017 were as follows:

	Units Issued	Units Redeemed	Net Increase (Decrease)
AL1	201,244	774,871	(573,627)
AO5	435,609	1,557,568	(1,121,959)
AM2	69,063	257,963	(188,900)
A98	120,231	1,159,158	(1,038,927)
A74	403,403	330,956	72,447
B18	925,883	6,252,130	(5,326,247)
C71	153	988	(835)
C59	565	43,684	(43,119)
C60	329,968	1,729,693	(1,399,725)
C89	4,995	7,776	(2,781)
C90	210,208	749,228	(539,020)
C58	36,233	167,432	(131,199)
FD7	949,574	1,357,963	(408,389)
F24	517,152	2,678,268	(2,161,116)
F88	41,893	72,505	(30,612)
FB9	68,010	246,715	(178,705)
F15	49,422	387,749	(338,327)
F41	362,536	1,445,723	(1,083,187)
FE3	747,113	5,032,458	(4,285,345)
T21	86,084	741,726	(655,642)
T20	306,287	1,285,315	(979,028)
FE6	150,280	371,858	(221,578)
T59	188,740	200,917	(12,177)
F56	33,180	249,241	(216,061)
F59	409,565	1,400,365	(990,800)
FF0	8,889	26,354	(17,465)
F54	508,006	1,484,649	(976,643)
FG8	1,070	1,379	(309)
F53	126,291	272,860	(146,569)
FJ9	2,719	5,339	(2,620)
T28	167,686	403,093	(235,407)
FJ0	3,030	8,475	(5,445)
H24	10,187	24,585	(14,398)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
H32	2,190	34,500	(32,310)
V35	53,996	177,609	(123,613)
V13	311,808	640,616	(328,808)
V11	1,180,659	1,344,532	(163,873)
AC1	39,611	48,832	(9,221)
J88	1,195,432	1,172,559	22,873
J94	173,703	187,982	(14,279)
L11	555,634	1,299,041	(743,407)
L18	55,342	277,743	(222,401)
L17	190,202	326,756	(136,554)
M07	1,669,519	4,830,785	(3,161,266)
M35	1,065,798	6,024,806	(4,959,008)
M31	198,926	835,604	(636,678)
M80	102,499	287,719	(185,220)
MF1	159,399	436,155	(276,756)
M41	89,594	398,451	(308,857)
M05	283,084	858,649	(575,565)
M42	225,404	1,016,096	(790,692)
M89	5,097,748	8,942,668	(3,844,920)
M82	282,071	2,494,556	(2,212,485)
M44	560,480	2,183,355	(1,622,875)
M40	884,509	2,239,479	(1,354,970)
M83	1,220,164	4,350,047	(3,129,883)
M08	520,240	1,949,783	(1,429,543)
MB6	447,213	1,703,087	(1,255,874)
MB7	198,090	826,363	(628,273)
MC0	236,842	435,262	(198,420)
MA0	1,394,887	1,779,829	(384,942)
MC2	212,304	749,986	(537,682)
MC1	365,194	619,706	(254,512)
MC3	66,336	131,301	(64,965)
MA1	175,294	435,796	(260,502)
MC4	50,793	131,107	(80,314)
MC5	17,412	58,764	(41,352)
MC6	119,464	267,618	(148,154)
MC7	12,186	30,045	(17,859)
MC8	117,040	617,585	(500,545)
MC9	15,371	97,530	(82,159)
MD0	97,233	335,806	(238,573)
M92	1,762,851	8,306,295	(6,543,444)
M96	573,051	883,017	(309,966)
MD2	1,662,524	3,532,249	(1,869,725)
MA6	225,867	438,194	(212,327)
MA3	216,437	612,494	(396,057)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M97	125,888	363,124	(237,236)
MD5	189,172	371,615	(182,443)
M98	97,920	244,045	(146,125)
M93	375,190	2,102,753	(1,727,563)
MD6	615,090	2,698,976	(2,083,886)
MB3	85,635	361,177	(275,542)
MD8	1,820,395	2,172,667	(352,272)
MD9	7,966,460	11,557,986	(3,591,526)
ME2	41,430	215,766	(174,336)
ME3	159,766	764,300	(604,534)
MA5	140,063	258,432	(118,369)
MA7	30,196	126,353	(96,157)
ME4	136,786	300,293	(163,507)
MA2	4,196	7,222	(3,026)
MF3	375,450	988,024	(612,574)
MF5	1,582,642	8,465,443	(6,882,801)
MF6	25,930	39,890	(13,960)
MF7	294,808	975,561	(680,753)
MF9	1,348,736	4,531,827	(3,183,091)
MG1	1,265,493	2,297,200	(1,031,707)
MF2	3,418,575	5,902,607	(2,484,032)
MG2	1,708,527	2,644,406	(935,879)
MG3	154,685	401,966	(247,281)
MG4	165,674	342,510	(176,836)
MG6	2,354,432	15,068,612	(12,714,180)
MG7	169,461	120,684	48,777
V44	169,065	126,833	42,232
V43	70,496	176,362	(105,866)
O19	42,180	223,577	(181,397)
O23	163,610	145,252	18,358
O20	134,227	308,406	(174,179)
O21	370,361	2,008,360	(1,637,999)
O04	53,941	95,525	(41,584)
PH2	16,978	5,123	11,855
P08	360,933	387,511	(26,578)
PC0	294,046	219,869	74,177
P70	13,544	18,223	(4,679)
P10	1,012,730	1,316,720	(303,990)
PK8	38,019	104,807	(66,788)
P20	14,663	4,568	10,095
PD6	820,829	7,106,737	(6,285,908)
P06	305,626	583,678	(278,052)
P07	1,164,647	2,430,350	(1,265,703)
PI3	638,587	765,819	(127,232)
P72	286,211	375,328	(89,117)
W41	968	4,235	(3,267)
W42	16	74	(58)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

The changes in units outstanding for the year ended December 31, 2016 were as follows:

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
AL1	582,846	1,230,067	(647,221)
AO5	710,557	1,717,646	(1,007,089)
AM2	133,001	194,475	(61,474)
A98	675,879	1,320,511	(644,632)
A74	424,398	338,604	85,794
B18	2,294,363	7,242,421	(4,948,058)
C65	35,451	549,257	(513,806)
C61	49,862	52,880	(3,018)
C62	511,848	6,147,475	(5,635,627)
C64	61,082	1,633,797	(1,572,715)
C71	704	465	239
C59	64,984	17,759	47,225
C60	7,564,709	1,040,462	6,524,247
C89	9,523	2,366	7,157
C90	2,478,535	458,208	2,020,327
C58	691,204	75,267	615,937
FD7	934,013	1,850,034	(916,021)
F24	1,143,669	2,845,221	(1,701,552)
F88	40,929	48,694	(7,765)
FB9	61,637	308,169	(246,532)
F15	133,887	469,437	(335,550)
F41	485,830	1,779,719	(1,293,889)
FE3	1,772,634	4,633,124	(2,860,490)
T21	218,003	795,826	(577,823)
T20	558,298	1,740,309	(1,182,011)
FE6	104,609	717,237	(612,628)
T59	138,671	226,824	(88,153)
F56	85,850	269,618	(183,768)
F59	771,821	1,792,904	(1,021,083)
FF0	1,266	47,937	(46,671)
F54	386,218	2,135,853	(1,749,635)
FG8	1,918	3,920	(2,002)
F53	177,974	443,800	(265,826)
FJ9	7,897	16,267	(8,370)
T28	142,871	389,754	(246,883)
FJ0	2,878	8,003	(5,125)
H24	25,016	56,813	(31,797)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
H32	8,276	43,379	(35,103)
V35	85,765	220,713	(134,948)
V13	412,609	837,160	(424,551)
V11	960,611	2,034,557	(1,073,946)
AC1	51,857	85,020	(33,163)
J88	2,132,425	1,248,686	883,739
J94	432,996	436,270	(3,274)
L11	622,383	1,644,144	(1,021,761)
L18	143,476	372,810	(229,334)
L17	164,932	482,004	(317,072)
M07	1,463,738	5,056,817	(3,593,079)
M35	3,007,653	8,546,680	(5,539,027)
M31	228,319	826,485	(598,166)
M80	255,557	243,214	12,343
MF1	135,733	467,266	(331,533)
M41	159,261	422,593	(263,332)
M05	267,877	991,829	(723,952)
M42	683,854	1,445,989	(762,135)
M89	6,920,932	11,152,470	(4,231,538)
M82	488,089	2,193,184	(1,705,095)
M44	484,638	2,182,671	(1,698,033)
M40	1,597,886	3,033,682	(1,435,796)
M83	1,070,877	4,724,898	(3,654,021)
M08	1,019,074	2,721,241	(1,702,167)
MB6	443,109	1,704,977	(1,261,868)
MB7	307,464	953,030	(645,566)
MC0	255,718	604,977	(349,259)
MA0	1,434,400	2,126,484	(692,084)
MC2	182,620	700,789	(518,169)
MC1	340,968	774,311	(433,343)
MC3	24,702	121,888	(97,186)
MA1	189,231	422,556	(233,325)
MC4	68,126	117,597	(49,471)
MC5	20,323	19,367	956
MC6	66,639	241,176	(174,537)
MC7	27,496	19,700	7,796
MC8	107,234	596,208	(488,974)
MC9	16,729	70,010	(53,281)
MD0	108,345	327,084	(218,739)
M92	2,662,698	8,316,409	(5,653,711)
M96	470,575	927,786	(457,211)
MD2	2,691,627	4,011,553	(1,319,926)
MA6	234,222	617,706	(383,484)
MA3	443,971	1,018,865	(574,894)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

8. CHANGES IN UNITS OUTSTANDING (CONTINUED)

	Units	Units	Net Increase
	Issued	Redeemed	(Decrease)
M97	116,973	331,748	(214,775)
MD5	286,779	373,914	(87,135)
M98	64,400	214,486	(150,086)
M93	1,066,568	1,981,986	(915,418)
MD6	666,285	2,942,549	(2,276,264)
MB3	146,210	380,135	(233,925)
MD8	2,143,853	2,885,548	(741,695)
MD9	21,835,377	21,257,812	577,565
ME2	57,944	237,902	(179,958)
ME3	435,087	748,405	(313,318)
MA5	134,556	373,594	(239,038)
MA7	45,060	54,129	(9,069)
ME4	93,452	250,132	(156,680)
MA2	10,367	16,291	(5,924)
MF3	313,061	1,600,763	(1,287,702)
MF5	3,152,082	9,548,425	(6,396,343)
MF6	36,804	59,170	(22,366)
MF7	519,623	1,212,703	(693,080)
MF9	1,291,939	4,743,803	(3,451,864)
MG1	1,948,633	2,665,043	(716,410)
MF2	3,377,566	6,269,368	(2,891,802)
MG2	2,219,830	3,902,383	(1,682,553)
MG3	133,937	546,837	(412,900)
MG4	321,097	680,356	(359,259)
MG6	4,101,925	14,642,716	(10,540,791)
MG7	76,362	157,627	(81,265)
V44	236,931	106,734	130,197
V43	118,872	130,700	(11,828)
O19	172,700	306,475	(133,775)
O23	977,349	915,384	61,965
O20	192,340	437,744	(245,404)
O21	552,024	2,471,760	(1,919,736)
O04	40,458	44,004	(3,546)
PH2	15,472	7,189	8,283
P08	176,035	368,553	(192,518)
PC0	168,134	504,115	(335,981)
P70	9,261	34,162	(24,901)
P10	813,319	2,293,862	(1,480,543)
PK8	64,134	159,080	(94,946)
P20	5,888	8,724	(2,836)
PD6	2,153,725	7,752,149	(5,598,424)
P06	298,221	753,808	(455,587)
P07	1,564,536	2,614,606	(1,050,070)
PI3	409,620	552,577	(142,957)
P72	240,242	421,255	(181,013)
W41	2,454	4,644	(2,190)
W42	24	1,961	(1,937)
W46	185,904	4,037,527	(3,851,623)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

9. TAX DIVERSIFICATION REQUIREMENTS

Under the provisions of Section 817(h) of the Code, a variable annuity contract, other than a pension plan contract, is not treated as an annuity contract for federal tax purposes for any period in which the investments of the segregated asset account on which the contract is based are not adequately diversified. The Code provides that the “adequately diversified” requirement may be met if the underlying investments satisfy either a statutory safe harbor test or diversification requirements set forth in regulations issued by the Secretary of Treasury. The Sponsor believes that the Variable Account satisfies the current requirements of the regulations, and it intends that the Variable Account will continue to meet such requirements.

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS

The summary of units outstanding, unit value (some of which may be rounded), net assets, investment income ratios, expense ratios (excluding expenses of the underlying funds) and the total return, for each of the five years in the period ended December 31, is as follows:

	At December 31,			For the years ended December 31,
	Units	Unit Value lowest to highest[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
AL1
2017	3,291,629	$16.5251 to $14.2013	$49,750,511	1.79%	0.65% to 2.25%	14.87% to 13.04%
2016	3,865,256	14.3855 to 12.5630	51,387,951	1.79	0.65 to 2.25	3.76 to 2.09
2015	4,512,477	13.8637 to 12.3054	58,432,090	1.78	0.65 to 2.25	0.64 to (0.99)
2014	4,964,287	13.7762 to 12.4279	64,503,559	2.37	0.65 to 2.25	6.41 to 4.70
2013	5,318,723	11.8701 to 12.9459	65,572,601	2.26	0.65 to 2.25	13.66 to 15.52

AO5
2017	7,463,101	13.3685 to 11.7555	93,739,200	1.77	0.65 to 2.55	13.58 to 11.43
2016	8,585,060	11.7699 to 10.5496	95,788,842	0.56	0.65 to 2.55	2.69 to 0.73
2015	9,592,149	11.4611 to 10.4731	105,174,303	0.59	0.65 to 2.55	(1.94) to (3.82)
2014	10,351,045	11.6881 to 10.8888	116,820,056	0.38	0.65 to 2.55	3.53 to 1.55
2013	9,712,844	10.7227 to 11.2896	106,896,574	0.29	0.65 to 2.55	9.08 to 11.21

AM2
2017	524,543	10.4423 to 9.6410	5,325,012	0.90	1.35 to 2.15	32.83 to 31.76
2016	713,443	7.8616 to 7.3171	5,466,235	—	1.35 to 2.15	(8.32) to (9.07)
2015	774,917	8.5754 to 8.0468	6,494,198	0.06	1.35 to 2.15	(3.50) to (4.28)
2014	904,264	8.8860 to 8.4064	7,870,546	—	1.35 to 2.15	(2.75) to (3.54)
2013	1,020,343	8.7145 to 9.1370	9,149,747	0.73	1.35 to 2.15	10.89 to 11.79

A98
2017	4,094,690	9.0054 to 8.1495	35,557,688	1.85	1.30 to 2.10	23.48 to 22.24
2016	5,133,617	7.2932 to 6.6668	36,247,936	1.05	1.30 to 2.30	(2.09) to (3.08)
2015	5,778,249	7.4488 to 6.8786	41,831,964	2.01	1.30 to 2.30	1.07 to 0.05
2014	7,415,069	7.3699 to 6.8755	53,322,213	3.22	1.30 to 2.30	(7.68) to (8.61)
2013	8,077,654	7.5012 to 7.9827	63,128,091	5.72	1.30 to 2.35	19.85 to 21.13

A74
2017	595,805	23.8553 to 21.4756	13,307,996	0.27	0.65 to 2.30	12.12 to 10.27
2016	523,358	21.2769 to 19.4750	10,562,629	0.42	0.65 to 2.30	23.98 to 21.92
2015	437,564	17.1614 to 15.9732	7,178,377	0.50	0.65 to 2.30	(6.31) to (7.86)
2014	516,702	18.3166 to 17.3365	9,178,175	0.47	0.65 to 2.30	8.24 to 6.44
2013	553,196	16.2876 to 16.9226	9,166,477	0.51	0.65 to 2.30	34.47 to 36.74

B18
2017	29,819,354	14.2705 to 15.5648	496,768,753	1.22	0.65 to 2.35	12.97 to 11.06
2016	35,145,601	12.6320 to 14.0152	523,480,827	1.15	0.65 to 2.35	3.13 to 1.37
2015	40,093,659	12.2486 to 13.8264	584,729,720	0.98	0.65 to 2.35	(1.64) to (3.33)
2014	45,691,749	12.4534 to 14.3024	684,040,864	2.09	0.65 to 2.35	1.27 to (0.46)
2013	52,777,976	12.2973 to 15.1505	787,728,876	1.01	0.65 to 2.35	11.73 to 13.67

C65
2016	—	9.8054 to 12.3340	—	0.80	1.30 to 2.10	(4.24) to (4.49)
2015	513,806	10.2392 to 12.9140	6,857,974	0.28	1.30 to 2.10	(1.33) to (2.13)
2014	601,467	10.3774 to 13.1953	8,180,085	0.03	1.30 to 2.10	(6.33) to (7.09)
2013	667,648	10.6265 to 15.1870	9,749,224	0.41	1.30 to 2.10	17.87 to 18.83

C61
2016	—	17.1122 to 16.0816	—	—	1.35 to 1.90	(6.80) to (6.97)
2015	3,018	17.9633 to 17.7677	53,720	—	1.55 to 1.65	(3.28) to (13.42)
2014	2,622	17.7916	46,643	—	1.65	7.26
2013	2,841	16.5871	47,121	0.45	1.65	40.08

C62
2016	—	15.5095 to 11.8811	—	—	0.65 to 2.30	(6.66) to (7.17)
2015	5,635,627	16.6154 to 12.7981	76,304,541	—	0.65 to 2.30	0.60 to(1.07)
2014	7,040,262	16.5163 to 12.9366	95,782,832	—	0.65 to 2.30	8.12 to 6.32
2013	8,725,729	12.1253 to 15.2766	110,940,837	0.24	0.65 to 2.35	38.66 to 41.08

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
C63
2014	—	$— to $—	$1	0.04%	1.65% to 1.75%	7.62% to 7.51%
2013	2,169	16.3665 to 16.5136	35,578	0.25	1.65 to 1.75	33.27 to 33.40

C64
2016	—	17.4651 to 14.6266	—	0.19	0.65 to 2.25	(0.66) to (1.19)
2015	1,572,715	17.5816 to 14.7239	24,527,188	—	0.65 to 2.30	1.22 to (0.54)
2014	2,053,710	17.3704 to 14.8046	32,044,120	0.06	0.65 to 2.30	8.46 to 6.66
2013	2,153,236	13.9292 to 16.0160	31,284,082	0.07	0.65 to 2.25	32.27 to 34.43

C71
2017	1,531	23.8314 to 22.9200	35,534	0.33	1.65 to 1.85	12.23 to 11.89
2016	2,366	21.2353 to 20.4850	49,461	0.39	1.55 to 1.85	30.68 to 30.29
2015	2,127	16.2493 to 15.7231	34,255	0.56	1.55 to 1.85	(7.77) to (8.05)
2014	2,088	17.6183 to 17.0999	36,485	0.48	1.55 to 1.85	1.45 to 1.14
2013	2,076	16.9066 to 17.3660	35,796	0.72	1.55 to 1.85	31.56 to 31.96

C59
2017	4,106	13.2350 to 13.1127	54,028	—	1.55 to 1.85	26.41 to 25.72
2016	47,225	10.4695 to 10.5251	493,355	—	1.35 to 2.10	4.70 to 5.25

C60
2017	5,124,522	13.3407 to 12.9747	67,191,797	—	0.65 to 2.10	27.01 to 24.92
2016	6,524,247	10.5036 to 10.3862	68,050,656	—	0.65 to 2.30	5.04 to 3.86

C89
2017	4,376	13.7243 to 13.6550	59,794	—	1.35 to 1.65	31.24 to 30.85
2016	7,157	10.4571 to 10.4571	74,841	—	1.35 to 1.35	4.57 to 4.57

C90
2017	1,481,307	13.8294 to 13.4615	20,174,133	—	0.65 to 2.10	31.83 to 29.72
2016	2,020,327	10.4906 to 10.3770	21,055,048	—	0.65 to 2.25	4.91 to 3.77

C58
2017	484,738	12.2025 to 12.0386	5,875,958	1.89	1.30 to 2.10	25.54 to 24.53
2016	615,937	9.8447 to 9.6674	5,971,463	1.10	1.30 to 2.10	(1.55) to (3.33)

FD7
2017	6,229,085	18.5872 to 16.4832	110,189,532	1.29	0.65 to 2.25	15.36 to 13.52
2016	6,637,474	16.1118 to 14.5197	102,788,152	1.13	0.65 to 2.25	6.28 to 4.57
2015	7,553,495	15.1593 to 14.3059	111,120,652	1.25	0.65 to 2.30	(0.29) to 1.48
2014	7,801,320	15.2037 to 14.0970	116,145,981	1.32	0.65 to 2.30	9.30 to 7.49
2013	7,562,294	13.1149 to 14.0597	103,919,564	1.36	1.30 to 2.30	16.54 to 17.73

F24
2017	8,844,758	22.7613 to 18.3870	174,643,966	0.75	0.65 to 2.35	20.80 to 18.75
2016	11,005,874	18.8423 to 15.4835	181,782,257	0.58	0.65 to 2.35	7.03 to 5.20
2015	12,707,426	17.6047 to 14.7183	198,122,776	0.77	0.65 to 2.35	(0.24) to (1.94)
2014	14,500,339	17.6466 to 15.0102	228,891,089	0.69	0.65 to 2.35	10.93 to 9.03
2013	16,883,265	13.7669 to 15.9081	242,518,324	0.80	0.65 to 2.35	27.88 to 30.10

F88
2017	177,031	16.8227 to 15.3314	2,838,467	1.24	1.35 to 2.10	11.28 to 10.44
2016	207,643	15.1173 to 13.8816	3,001,549	1.27	1.35 to 2.10	3.81 to 3.02
2015	215,408	14.5625 to 13.4747	3,006,722	1.46	1.35 to 2.10	(1.87) to (2.62)
2014	266,873	14.8405 to 13.8371	3,823,400	1.13	1.35 to 2.10	2.80 to 2.02
2013	366,195	13.5628 to 14.4357	5,112,070	1.35	1.35 to 2.10	10.82 to 11.67

FB9
2017	841,754	17.6171 to 15.6620	14,133,977	1.18	1.30 to 2.25	13.31 to 12.24
2016	1,020,459	15.5472 to 13.9546	15,173,885	1.17	1.30 to 2.25	4.20 to 3.20
2015	1,266,991	14.9198 to 13.5217	18,207,001	1.50	1.30 to 2.25	(1.80) to (2.75)
2014	1,475,877	15.1933 to 13.9034	21,668,717	1.29	1.30 to 2.25	3.10 to 2.10
2013	1,808,434	13.6168 to 14.7369	25,834,253	1.41	1.30 to 2.25	11.54 to 12.62

F15
2017	1,353,040	17.8926 to 15.8083	23,206,885	1.20	1.30 to 2.30	14.76 to 13.61
2016	1,691,367	15.5919 to 13.9150	25,385,912	1.20	1.30 to 2.30	4.43 to 3.37
2015	2,026,917	14.9308 to 13.4614	29,229,313	1.53	1.30 to 2.30	(1.75) to (2.75)
2014	2,247,982	15.1973 to 13.8419	33,093,994	1.32	1.30 to 2.30	3.24 to 2.19
2013	2,727,741	13.2873 to 14.7210	39,069,394	1.52	0.65 to 2.30	12.98 to 14.88

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
F41
2017	4,924,150	$20.1484 to $19.6170	$103,099,597	0.48%	0.65% to 2.25%	19.76% to 17.85%
2016	6,007,337	16.8246 to 15.6761	106,126,074	0.28	0.65 to 2.30	11.20 to 3.49
2015	7,301,226	15.1306 to 15.1469	117,171,457	0.24	0.65 to 2.30	(2.27) to (3.89)
2014	8,575,087	15.4818 to 15.8235	142,229,294	0.02	0.65 to 2.25	5.34 to 3.65
2013	10,268,467	14.6966 to 16.3096	163,285,319	0.26	0.65 to 2.35	32.68 to 34.99

FE3
2017	18,450,816	14.9865 to 14.0320	286,667,341	0.99	0.65 to 2.55	13.83 to 11.68
2016	22,736,161	13.1653 to 12.5649	313,290,374	0.53	0.65 to 2.55	4.49 to 2.49
2015	25,596,651	12.6001 to 12.2598	340,985,348	0.60	0.65 to 2.55	1.18 to (0.76)
2014	30,072,823	12.4532 to 12.3532	399,793,906	2.65	0.65 to 2.55	(1.87) to (3.75)
2013	33,340,140	12.6902 to 14.0011	456,002,716	1.66	0.65 to 2.55	10.36 to 12.51

T21
2017	1,568,820	17.3842 to 15.3587	25,935,308	0.99	1.30 to 2.30	38.59 to 37.20
2016	2,224,462	12.5433 to 11.1941	26,654,823	0.83	1.30 to 2.30	15.92 to 14.74
2015	2,802,285	10.8211 to 9.7559	29,094,768	2.00	1.30 to 2.30	(20.65) to (21.45)
2014	2,741,208	13.6370 to 12.4206	36,027,868	1.53	1.30 to 2.30	(9.58) to (10.50)
2013	2,977,837	13.8777 to 15.0823	43,477,768	1.85	1.30 to 2.30	(3.20) to (2.21)
T20
2017	4,689,800	18.1981 to 19.4305	100,198,304	2.57	1.30 to 2.50	15.18 to 13.80
2016	5,668,828	15.7992 to 17.0744	105,713,504	2.01	1.30 to 2.50	5.78 to 4.50
2015	6,850,839	14.9357 to 18.1124	121,352,263	3.09	1.30 to 2.55	(7.71) to 1.67
2014	7,743,487	16.1832 to 17.8155	149,297,405	1.89	1.30 to 2.55	(12.29) to (13.40)
2013	8,445,001	17.0938 to 23.0962	186,410,420	2.43	1.30 to 2.55	19.84 to 21.37

FE6
2017	2,254,176	15.4036 to 13.6620	33,745,241	2.69	1.35 to 2.55	10.47 to 9.15
2016	2,475,754	13.9431 to 12.5173	33,663,567	3.95	1.35 to 2.55	11.65 to 10.29
2015	3,088,382	12.4880 to 11.3489	37,738,539	2.79	1.35 to 2.55	(7.48) to (8.61)
2014	3,471,389	13.4975 to 12.4175	45,953,705	2.78	1.35 to 2.55	1.46 to 0.23
2013	3,944,019	12.3896 to 13.3034	51,560,794	12.11	1.35 to 2.55	20.62 to 22.10

T59
2017	519,699	11.2156 to 9.9355	5,415,144	—	0.65 to 2.55	1.10 to (0.81)
2016	531,876	11.0934 to 10.0171	5,559,572	—	0.65 to 2.55	2.20 to 0.25
2015	620,029	10.8545 to 9.9925	6,420,065	7.82	0.65 to 2.55	(5.01) to (6.83)
2014	751,840	11.4273 to 10.7250	8,287,607	4.82	0.65 to 2.55	1.03 to (0.90)
2013	749,817	10.8224 to 11.3105	8,275,057	4.41	0.65 to 2.55	(1.05) to 0.88

F56
2017	824,218	18.5490 to 22.0791	19,669,139	1.63	1.30 to 2.25	16.97 to 15.85
2016	1,040,279	15.8582 to 19.0576	21,317,014	2.04	1.30 to 2.25	8.19 to 7.15
2015	1,224,047	14.6571 to 17.3044	23,282,566	2.58	1.30 to 2.25	(7.70) to (11.06)
2014	1,439,491	15.8804 to 19.4571	29,759,539	1.35	1.30 to 2.25	(4.08) to (5.00)
2013	1,577,153	15.4863 to 22.7083	34,020,697	2.71	1.30 to 2.30	27.81 to 29.12

F59
2017	5,191,041	15.7769 to 13.7804	76,940,338	4.16	0.65 to 2.30	8.96 to 7.17
2016	6,181,841	14.4793 to 12.8587	84,955,589	4.95	0.65 to 2.30	13.28 to 11.40
2015	7,202,924	12.7816 to 11.5427	88,276,667	4.65	0.65 to 2.30	(7.66) to (9.19)
2014	8,448,675	13.8417 to 12.7112	113,301,488	4.99	0.65 to 2.30	3.94 to 2.21
2013	9,121,585	12.4364 to 13.3321	118,825,574	6.33	0.65 to 2.30	11.32 to 13.20

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
FF0
2017	157,213	$14.8062 to $14.1139	$2,301,820	3.85%	1.35% to 2.10%	8.08% to 7.26%
2016	174,678	13.6995 to 13.1580	2,367,221	4.61	1.35 to 2.10	12.33 to 11.48
2015	221,349	12.1956 to 11.8032	2,675,685	4.38	1.35 to 2.10	(8.40) to (9.10)
2014	234,493	13.3139 to 12.9843	3,101,054	4.73	1.35 to 2.10	3.11 to 2.33
2013	232,968	12.6890 to 13.1224	2,995,129	6.25	0.65 to 2.10	11.46 to 13.11

F54
2017	6,319,857	18.6985 to 20.3246	155,223,568	2.18	0.65 to 2.55	7.65 to 5.61
2016	7,296,500	17.3704 to 19.2457	168,372,832	1.98	0.65 to 2.55	15.30 to 13.10
2015	9,046,135	15.0650 to 17.0167	183,026,033	2.98	0.65 to 2.55	(5.55) to (7.36)
2014	10,057,494	15.9510 to 18.3689	217,645,971	1.96	0.65 to 2.55	6.43 to 4.39
2013	11,763,564	14.9879 to 21.3191	241,465,876	2.06	0.65 to 2.55	24.99 to 27.43

FG8
2017	17,441	18.1374 to 17.3450	312,227	2.13	1.35 to 2.05	6.80 to 6.05
2016	17,750	16.9831 to 16.3559	298,131	1.91	1.35 to 2.05	14.38 to 13.56
2015	19,752	14.8484 to 14.4022	290,680	2.95	1.35 to 2.05	(6.33) to (7.00)
2014	19,380	15.8522 to 15.4858	305,130	2.14	1.35 to 2.05	5.60 to 4.85
2013	13,774	14.7698 to 15.0120	205,905	2.06	1.35 to 2.05	25.43 to 26.32

F53
2017	828,913	22.7376 to 31.0472	31,372,808	0.52	0.65 to 2.55	9.93 to 7.85
2016	975,482	20.6828 to 28.7869	33,974,255	0.83	0.65 to 2.55	29.34 to 26.87
2015	1,241,308	15.9909 to 22.6902	33,770,572	0.63	0.65 to 2.55	(7.99) to (9.75)
2014	1,375,383	17.3794 to 25.1414	41,053,979	0.62	0.65 to 2.55	(0.08) to (1.99)
2013	1,567,440	17.3937 to 31.5174	47,194,557	1.28	0.65 to 2.55	32.77 to 35.35

FJ9
2017	41,607	21.8470 to 20.8925	899,453	0.44	1.35 to 2.05	9.08 to 8.31
2016	44,227	20.0288 to 19.2891	877,516	0.65	1.35 to 2.05	28.36 to 27.45
2015	52,597	15.6030 to 15.1342	813,592	0.53	1.35 to 2.05	(8.77) to (9.42)
2014	56,360	17.1026 to 16.7073	957,085	0.48	1.35 to 2.05	(0.88) to (1.58)
2013	50,422	16.9760 to 17.5351	865,842	1.12	0.65 to 2.05	33.33 to 35.24

T28
2017	1,150,422	12.6373 to 13.3963	16,389,786	2.97	0.65 to 2.25	3.88 to 2.22
2016	1,385,829	12.1651 to 13.1050	19,230,035	3.46	0.65 to 2.25	7.24 to 5.51
2015	1,632,712	11.3441 to 12.4205	21,339,869	6.56	0.65 to 2.25	(4.49) to (6.03)
2014	2,105,682	11.8779 to 13.2179	29,004,810	6.10	0.65 to 2.25	1.20 to (0.43)
2013	2,335,970	11.7372 to 14.1815	32,166,899	6.13	0.65 to 2.30	0.94 to 2.64

FJ0
2017	23,299	11.8738 to 11.3549	274,294	2.49	1.35 to 2.05	3.06 to 2.33
2016	28,744	11.5214 to 11.0959	329,206	3.06	1.35 to 2.05	6.41 to 5.65
2015	33,869	11.3392 to 10.5022	364,463	5.99	0.65 to 2.05	(3.07) to (5.94)
2014	41,941	11.6988 to 11.1660	479,427	5.71	0.65 to 2.05	1.09 to (0.33)
2013	43,918	11.2034 to 11.5725	500,863	5.70	0.65 to 2.05	1.05 to 2.50

HBF
2014	—	— to —	—	3.15	1.35 to 2.10	0.29 to —
2013	988,273	14.7503 to 15.2845	14,981,788	1.82	1.35 to 2.10	12.73 to 13.59

H24
2017	88,851	14.5448 to 13.7514	1,272,105	3.12	1.35 to 1.90	(2.91) to (3.45)
2016	103,249	14.9810 to 14.2426	1,527,346	4.49	1.35 to 1.90	5.52 to 4.94
2015	135,046	14.1967 to 13.5725	1,892,317	3.96	1.35 to 1.90	(4.37) to (4.90)
2014	219,939	14.8447 to 14.2716	3,224,544	4.11	1.35 to 1.90	8.67 to 8.07
2013	341,476	13.0440 to 13.6600	4,608,325	2.90	1.35 to 2.10	17.44 to 18.34

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
HVG
2014	—	$— to $—	—	0.13%	1.35% to 1.90%	(3.00%) to (3.20%)
2013	78,457	10.3462 to 10.7016	830,844	0.96	1.35 to 1.90	31.20 to 31.94

HVI
2014	—	— to —	—	5.00	1.35 to 2.10	6.41 to 6.03
2013	81,411	11.0666 to 11.5892	932,571	3.73	1.35 to 2.10	21.21 to 22.14

H27
2015	—	9.6560 to 9.1381	—	1.75	1.35 to 2.10	3.03 to 2.89
2014	230,193	9.3724 to 8.8817	2,122,261	1.49	1.35 to 2.10	(7.95) to (8.65)
2013	473,837	9.7224 to 10.1815	4,749,934	1.34	1.35 to 2.10	20.33 to 21.25

HVM
2013	—	— to —	—	1.45	1.35 to 1.90	11.48 to 11.63

HVC
2014	—	— to —	—	0.52	1.35 to 2.10	2.14 to 1.78
2013	116,539	13.3851 to 14.0172	1,606,941	0.74	1.35 to 2.10	29.56 to 30.55

HVS
2014	—	— to —	—	3.60	1.35 to 2.10	0.48 to 0.19
2013	737,944	10.7284 to 11.2348	8,218,734	2.50	1.35 to 2.10	(3.75) to (3.02)

HRS
2014	—	— to —	—	2.83	1.35 to 2.10	(2.24) to (2.52)
2013	308,937	7.3255 to 7.6491	2,330,630	0.98	1.35 to 2.10	6.81 to 7.63

HVR
2014	—	— to —	—	0.23	1.35 to 2.10	(1.42) to (1.70)
2013	131,266	10.6411 to 11.1435	1,442,554	0.73	1.35 to 2.10	21.82 to 22.76

H32
2017	90,402	17.2141 to 15.9449	1,530,826	0.52	1.35 to 2.10	15.94 to 15.07
2016	122,712	14.8475 to 13.8570	1,796,035	0.62	1.35 to 2.10	9.51 to 8.67
2015	157,815	13.5587 to 12.7511	2,112,682	0.52	1.35 to 2.10	(8.42) to (9.12)
2014	252,441	14.8054 to 14.0303	3,690,597	0.39	1.35 to 2.10	(3.39) to (4.12)
2013	340,400	14.6333 to 15.3243	5,154,845	0.31	1.35 to 2.10	29.15 to 30.14

V35
2017	400,331	19.5512 to 18.1415	7,594,507	0.58	1.35 to 2.10	8.21 to 7.39
2016	523,944	18.0681 to 15.3400	9,219,910	0.11	1.35 to 2.10	13.66 to 12.80
2015	658,892	15.8962 to 14.9758	10,234,351	0.01	1.35 to 2.10	(10.58) to (11.26)
2014	680,551	17.7777 to 16.8766	11,851,444	0.20	1.35 to 2.10	8.00 to 7.18
2013	705,458	15.7463 to 16.4608	11,412,161	0.57	1.35 to 2.10	31.12 to 32.12

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
V13
2017	1,780,350	$23.0876 to $16.0509	$31,650,617	1.95%	0.65% to 2.55%	16.81% to 14.60%
2016	2,109,158	19.7645 to 14.0059	32,417,640	1.29	0.65 to 2.55	16.23 to 14.00
2015	2,533,709	17.0051 to 12.2855	33,829,593	1.58	0.65 to 2.55	(6.80) to (8.59)
2014	2,849,633	18.2467 to 13.4396	41,192,148	1.06	0.65 to 2.55	8.39 to 6.32
2013	2,946,646	12.6409 to 16.8341	39,678,147	1.48	0.65 to 2.55	32.20 to 34.77

V11
2017	6,061,599	18.9464 to 17.5930	112,135,840	1.47	0.65 to 2.10	10.06 to 8.47
2016	6,225,472	17.2143 to 16.2194	105,689,244	1.61	0.65 to 2.10	14.09 to 12.42
2015	7,299,418	15.0885 to 14.4270	109,646,517	2.17	0.65 to 2.10	(3.22) to (4.63)
2014	7,771,356	15.5903 to 15.1276	121,727,423	1.60	0.65 to 2.10	8.06 to 6.48
2013	6,967,224	14.0805 to 14.8512	101,917,116	1.68	0.65 to 2.25	22.08 to 24.07

AC1
2017	200,796	15.3295 to 14.6127	3,015,957	1.22	1.35 to 2.10	21.08 to 20.17
2016	210,017	12.6609 to 12.1604	2,613,067	1.15	1.35 to 2.10	(2.04) to (2.78)
2015	243,180	12.9242 to 12.5084	3,100,461	1.41	1.35 to 2.10	(3.93) to (4.66)
2014	147,542	13.4530 to 13.1200	1,963,336	1.56	1.35 to 2.10	(1.26) to (2.01)
2013	93,459	13.3271 to 13.6249	1,265,384	1.18	1.35 to 2.30	15.99 to 17.12

J88
2017	4,490,602	11.0863 to 9.9802	46,803,470	2.39	0.65 to 2.10	2.63 to 0.94
2016	4,467,729	10.8018 to 9.8869	45,830,587	2.50	0.65 to 2.30	1.17 to (0.51)
2015	3,583,990	10.6765 to 10.0247	36,693,573	3.11	0.65 to 2.10	0.21 to (1.25)
2014	3,478,537	10.6543 to 10.1520	35,919,894	3.62	0.65 to 2.10	4.03 to 2.51
2013	2,366,142	9.9032 to 10.2415	23,724,644	3.93	0.65 to 2.10	(3.80) to (2.38)

J94
2017	595,767	24.5064 to 22.3467	13,758,720	0.69	0.65 to 2.10	21.25 to 19.50
2016	610,046	20.2108 to 18.7003	11,727,631	0.71	0.65 to 2.10	9.97 to 8.37
2015	613,320	18.3776 to 17.2559	10,824,807	0.91	0.65 to 2.10	(0.06) to (1.52)
2014	754,490	18.3895 to 17.5229	13,476,661	0.76	0.65 to 2.10	12.87 to 11.22
2013	325,342	15.7548 to 16.2927	5,212,710	1.08	0.65 to 2.10	33.05 to 35.01

L11
2017	3,508,497	11.2922 to 10.7098	40,317,841	1.68	0.65 to 2.35	27.00 to 24.85
2016	4,251,904	8.8917 to 8.5784	38,857,707	1.00	0.65 to 2.35	19.99 to 17.94
2015	5,273,665	7.4101 to 7.2733	40,573,672	1.13	0.65 to 2.35	(20.58) to (21.94)
2014	5,256,172	9.3297 to 9.3172	51,420,479	1.67	0.65 to 2.35	(5.26) to (6.88)
2013	5,760,595	9.8474 to 10.6476	60,059,241	1.38	0.65 to 2.35	(3.56) to (1.89)

L18
2017	1,020,692	20.8862 to 22.9788	26,220,456	—	0.65 to 2.50	22.11 to 19.86
2016	1,243,093	17.1039 to 19.1710	26,470,868	—	0.65 to 2.50	0.58 to (1.30)
2015	1,472,427	17.0061 to 19.4230	31,539,261	—	0.65 to 2.50	2.06 to 0.15
2014	1,659,082	16.6636 to 19.3930	35,208,118	—	0.65 to 2.50	5.38 to 3.42
2013	2,007,338	18.6553 to 22.9112	40,883,716	—	1.30 to 2.55	33.58 to 35.30

L17
2017	1,583,940	20.3289 to 23.4681	40,528,331	1.01	0.65 to 2.30	11.85 to 10.00
2016	1,720,494	18.1758 to 21.3338	39,783,024	1.08	0.65 to 2.30	14.99 to 13.08
2015	2,037,566	15.8061 to 18.8657	41,432,558	1.08	0.65 to 2.30	(4.07) to (5.66)
2014	2,349,562	16.4770 to 19.9986	50,345,227	0.42	0.65 to 2.30	6.44 to 4.68
2013	2,786,160	15.4793 to 21.0606	56,663,879	0.25	0.65 to 2.30	32.64 to 34.88

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
M07
2017	26,748,775	$13.5747 to $13.1528	$358,797,486	2.33%	1.15% to 1.85%	11.02% to 10.23%
2016	29,910,041	12.2267 to 11.9316	362,343,544	2.88	1.15 to 1.85	7.85 to 7.08
2015	33,503,120	11.3363 to 11.1431	377,393,483	2.58	1.15 to 1.85	(1.50) to (2.21)
2014	37,045,959	11.5073 to 11.3954	428,275,096	1.85	1.15 to 1.85	7.25 to 6.49
2013	41,621,978	10.7007 to 10.7298	449,385,727	1.77	1.15 to 1.85	7.01 to 7.30

M35
2017	27,563,591	13.7237 to 12.6143	362,120,950	2.12	0.65 to 2.55	11.30 to 9.19
2016	32,522,599	12.3304 to 11.5526	387,743,049	2.61	0.65 to 2.55	8.11 to 6.04
2015	38,061,626	11.4057 to 10.8944	423,982,545	2.32	0.65 to 2.55	(1.23) to (3.11)
2014	45,098,328	11.5472 to 11.2447	513,985,416	1.67	0.65 to 2.55	7.53 to 5.48
2013	54,392,986	10.6609 to 10.7384	582,198,307	1.66	0.65 to 2.55	6.61 to 7.38

M31
2017	4,789,327	15.1470 to 14.6133	141,290,687	0.10	1.00 to 1.85	30.10 to 28.99
2016	5,426,005	11.6429 to 11.3291	123,629,170	0.04	1.00 to 1.85	1.42 to 0.55
2015	6,024,171	11.4800 to 11.2673	136,388,570	0.15	1.00 to 1.85	6.48 to 5.57
2014	6,588,507	10.7810 to 10.6729	142,083,425	0.10	1.00 to 1.85	7.86 to 6.93
2013	7,603,903	8.9609 to 38.9941	150,048,532	0.23	1.00 to 1.85	34.32 to 35.48

M80
2017	678,694	24.0356 to 38.3580	21,420,058	—	0.65 to 2.25	30.24 to 28.16
2016	863,914	18.4555 to 28.9819	21,240,396	—	0.65 to 2.30	1.51 to (2.62)
2015	851,571	18.1802 to 29.7614	20,421,532	—	0.65 to 2.30	6.60 to 4.83
2014	947,342	17.0540 to 28.3893	21,392,555	—	0.65 to 2.30	7.98 to 6.18
2013	957,977	15.2725 to 30.3796	20,199,476	0.12	0.65 to 2.25	33.43 to 35.61

MF1
2017	2,084,083	11.6128 to 10.2460	22,916,943	0.12	1.15 to 1.85	25.56 to 24.66
2016	2,360,839	9.2491 to 8.2190	20,746,816	—	1.15 to 1.85	3.72 to 2.97
2015	2,692,372	8.9176 to 7.9820	22,872,751	—	1.15 to 1.85	3.42 to 2.68
2014	2,925,086	8.6063 to 7.7739	24,193,882	—	1.15 to 1.85	7.61 to 6.85
2013	3,214,346	7.0908 to 8.0117	24,799,452	—	1.15 to 1.85	35.17 to 36.16

M41
2017	1,151,944	15.3076 to 22.9447	28,534,920	—	1.15 to 2.30	25.23 to 23.72
2016	1,460,801	12.2240 to 18.5451	29,172,668	—	1.15 to 2.35	3.41 to 2.16
2015	1,724,133	11.8206 to 18.1534	33,576,678	—	1.15 to 2.35	3.23 to 1.98
2014	2,091,996	11.4506 to 17.8013	40,469,079	—	1.15 to 2.35	7.31 to 6.01
2013	2,385,661	9.7733 to 22.4833	43,834,880	—	1.15 to 2.35	33.99 to 35.64

M05
2017	3,974,846	13.2975 to 12.9145	52,059,415	—	1.00 to 1.85	25.39 to 24.33
2016	4,550,411	10.6045 to 10.3875	47,735,809	—	1.00 to 1.85	7.96 to 7.03
2015	5,274,363	9.8226 to 9.7048	51,473,702	—	1.00 to 1.85	(2.87) to (3.70)
2014	5,838,882	10.1124 to 10.0778	59,042,352	—	1.00 to 1.85	1.12 to 0.78

M42
2017	2,681,606	18.0142 to 16.3232	42,999,861	—	0.65 to 2.55	25.51 to 23.14
2016	3,472,298	14.3524 to 13.2562	45,183,766	—	0.65 to 2.55	8.09 to 6.02
2015	4,234,433	13.2781 to 12.5030	51,679,700	—	0.65 to 2.55	(2.78) to (4.64)
2014	4,932,383	13.6580 to 13.1116	62,789,692	—	0.65 to 2.55	(8.10) to (9.85)
2013	1,244,536	14.6197 to 14.8611	18,296,470	—	0.65 to 2.10	38.25 to 40.30

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
M89
2017	50,252,561	$11.6505 to $10.3209	$551,839,591	3.10%	0.65% to 2.55%	3.51% to 1.55%
2016	54,097,481	11.2556 to 10.1637	579,337,780	3.20	0.65 to 2.55	3.33 to 1.36
2015	58,329,019	10.8924 to 10.0275	610,129,654	2.99	0.65 to 2.55	(1.23) to (3.12)
2014	67,490,902	11.0278 to 10.3501	721,401,282	2.69	0.65 to 2.55	4.93 to 2.93
2013	75,771,098	9.6804 to 10.5094	779,097,934	1.07	0.65 to 2.55	(3.81) to (1.93)

M82
2017	7,695,385	19.4490 to 18.0426	142,050,646	1.09	0.65 to 2.10	22.27 to 20.50
2016	9,907,870	15.9063 to 14.6264	151,167,809	0.51	0.65 to 2.30	7.78 to 4.42
2015	11,612,965	14.7576 to 14.0971	166,083,179	0.45	0.65 to 2.10	(0.12) to (1.58)
2014	13,506,075	14.7757 to 14.3235	195,371,707	0.56	0.65 to 2.10	9.22 to 7.63
2013	16,264,441	13.3085 to 13.5283	217,583,373	0.29	0.65 to 2.10	29.23 to 31.14

M44
2017	10,265,356	10.7128 to 10.4535	109,070,327	4.23	1.15 to 1.85	13.53 to 12.72
2016	11,888,231	9.4362 to 9.2738	111,519,024	3.84	1.15 to 1.85	10.20 to 9.41
2015	13,586,264	8.5625 to 8.4762	115,876,289	4.13	1.15 to 1.85	(15.49) to (16.10)
2014	15,431,730	10.1315 to 10.1029	157,354,271	2.07	1.15 to 1.85	1.32 to 1.03

M40
2017	5,932,848	10.6711 to 10.2037	61,936,024	3.99	1.00 to 2.30	13.35 to 11.88
2016	7,287,818	9.4141 to 9.1202	67,546,731	3.56	1.00 to 2.30	10.12 to 8.68
2015	8,723,614	8.5486 to 8.3920	73,904,560	3.83	1.00 to 2.30	(15.61) to (16.72)
2014	9,602,330	10.1299 to 10.0768	97,018,095	1.93	1.00 to 2.30	1.30 to 0.77

M83
2017	16,073,885	13.7996 to 18.1754	262,999,598	1.90	1.15 to 2.50	16.30 to 14.73
2016	19,203,768	11.8689 to 15.8414	272,478,586	2.08	1.15 to 2.50	12.79 to 11.24
2015	22,857,789	10.5228 to 14.8028	291,415,553	2.19	1.15 to 2.55	(1.87) to 0.71
2014	26,443,285	10.7223 to 14.6986	348,288,933	1.87	1.15 to 2.55	7.22 to 7.69
2013	19,546,304	13.6487 to 13.8438	269,468,965	1.14	1.30 to 2.55	32.42 to 34.12
M08
2017	7,634,946	19.7556 to 18.0898	133,865,829	1.70	0.65 to 2.30	16.59 to 14.61
2016	9,064,489	16.9448 to 14.9209	137,624,810	1.86	0.65 to 2.50	13.04 to 5.53
2015	10,766,656	14.9906 to 14.1384	146,351,882	2.02	0.65 to 2.50	(1.58) to (3.41)
2014	13,001,674	15.2310 to 14.6377	182,060,917	3.15	0.65 to 2.50	9.49 to 7.45
2013	1,001,872	13.6854 to 13.8022	13,784,206	0.99	1.35 to 2.10	32.75 to 33.77

MB6
2017	8,571,456	21.1244 to 19.6069	285,143,459	1.49	1.15 to 1.85	19.38 to 18.54
2016	9,827,330	30.4722 to 16.5398	274,414,193	1.43	1.15 to 1.85	7.21 to 6.44
2015	11,089,198	28.4221 to 15.5391	290,589,545	1.57	1.15 to 1.85	(0.02) to (0.74)
2014	12,375,446	16.5128 to 15.6556	328,827,039	1.65	1.15 to 1.85	11.27 to 10.49
2013	13,963,398	13.5787 to 49.6504	335,078,758	2.04	1.15 to 1.85	33.88 to 34.85

MB7
2017	2,537,208	25.1886 to 25.2752	72,128,774	1.29	1.00 to 2.50	19.27 to 17.48
2016	3,165,481	21.1190 to 21.5140	76,171,922	1.25	1.00 to 2.50	7.09 to 5.47
2015	3,811,047	19.7201 to 21.0114	86,489,467	1.25	1.00 to 2.55	(0.14) to 1.91
2014	4,582,347	19.7475 to 20.6168	105,320,011	1.38	1.00 to 2.55	11.16 to 9.42
2013	5,813,652	15.9698 to 24.1277	121,852,464	1.74	1.00 to 2.55	32.59 to 34.70

MC0
2017	2,441,264	23.6529 to 21.4218	57,018,142	3.71	1.15 to 1.85	5.17 to 4.43
2016	2,639,684	23.6109 to 20.5132	58,807,589	4.07	1.15 to 1.85	5.08 to 4.32
2015	2,988,943	22.4704 to 19.6641	63,529,911	3.96	1.15 to 1.85	(1.45) to (2.16)
2014	3,291,353	21.7244 to 20.0978	71,633,113	3.75	1.15 to 1.85	4.56 to 3.82
2013	3,586,004	19.0130 to 21.8027	74,837,112	4.08	1.15 to 1.85	(2.12) to (1.41)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
MA0
2017	8,061,502	$13.0848 to $14.8968	$148,735,679	3.48%	0.65% to 2.30%	5.42% to 3.69%
2016	8,446,444	12.4116 to 14.0494	149,405,681	3.90	0.65 to 2.50	5.29 to 3.91
2015	9,138,528	11.7876 to 13.5201	155,094,085	3.78	0.65 to 2.50	(1.23) to (3.07)
2014	10,219,566	11.9341 to 13.9480	177,253,081	3.62	0.65 to 2.50	4.91 to 2.95
2013	10,687,410	11.3759 to 18.0972	178,270,189	4.08	0.65 to 2.50	(3.00) to (1.16)

MC2
2017	3,720,811	36.0812 to 22.9519	104,851,766	0.94	1.15 to 1.85	23.41 to 22.53
2016	4,258,493	29.2369 to 18.7314	97,617,989	0.76	1.15 to 1.85	10.11 to 9.32
2015	4,776,662	26.5525 to 17.1351	99,683,494	0.55	1.15 to 1.85	(1.34) to (2.05)
2014	5,346,167	19.1135 to 17.4945	113,882,760	0.80	1.15 to 1.85	10.10 to 9.32
2013	5,928,013	15.4053 to 24.4424	114,679,328	0.99	1.15 to 1.85	32.13 to 33.09
MC1
2017	1,906,718	24.5425 to 19.2561	40,697,930	0.69	0.65 to 2.25	23.70 to 21.73
2016	2,161,230	19.8405 to 15.8192	37,582,688	0.45	0.65 to 2.25	10.35 to 8.57
2015	2,594,573	17.9804 to 14.5707	41,219,748	0.30	0.65 to 2.25	(1.05) to (2.65)
2014	2,832,185	18.1715 to 14.9667	46,069,765	0.56	0.65 to 2.25	10.34 to 8.57
2013	3,243,424	13.7856 to 25.4526	48,214,531	0.77	0.65 to 2.25	31.26 to 33.41

MC3
2017	634,839	33.0334 to 28.4588	20,782,715	1.07	1.00 to 1.85	36.58 to 35.42
2016	699,804	24.1864 to 21.0156	16,866,599	0.62	1.00 to 1.85	8.27 to 7.34
2015	796,990	22.3385 to 19.5780	17,765,433	0.94	1.00 to 1.85	(13.76) to (14.51)
2014	918,587	25.9038 to 22.8996	24,006,037	0.64	1.00 to 1.85	(7.66) to (8.45)
2013	1,069,130	25.0134 to 30.8705	30,332,889	1.55	1.00 to 1.85	(6.96) to (6.16)

MA1
2017	1,143,328	11.1584 to 14.9044	20,721,186	0.87	0.65 to 2.55	36.77 to 34.18
2016	1,403,830	8.1584 to 11.1075	18,711,593	0.37	0.65 to 2.55	8.33 to 6.26
2015	1,637,155	7.5307 to 10.4527	20,171,751	0.58	0.65 to 2.55	(13.65) to (15.30)
2014	1,778,352	8.7212 to 12.3414	25,532,430	0.41	0.65 to 2.55	(7.59) to (9.36)
2013	1,912,047	9.4376 to 34.9436	29,856,169	1.43	0.65 to 2.55	(7.81) to (6.02)

MC4
2017	560,127	17.4420 to 15.0913	10,319,234	—	1.00 to 1.85	5.93 to 5.02
2016	640,441	16.4663 to 14.3695	11,249,055	—	1.00 to 1.85	(0.70) to (1.55)
2015	689,912	16.5821 to 14.5958	12,301,550	2.44	1.00 to 1.85	(4.62) to (5.44)
2014	777,868	17.3851 to 15.4352	14,774,648	0.53	1.00 to 1.85	(0.28) to (1.13)
2013	935,239	15.6124 to 22.9637	17,862,748	—	1.00 to 1.85	(7.01) to (6.21)

MC5
2017	70,046	15.9475 to 14.1990	1,030,360	—	1.15 to 1.85	5.49 to 4.75
2016	111,398	15.1182 to 13.5556	1,568,339	—	1.15 to 1.85	(1.15) to (1.85)
2015	110,442	15.2941 to 15.0234	1,583,099	2.55	1.15 to 2.05	(4.96) to (0.34)
2014	118,757	16.0931 to 15.0741	1,804,378	0.19	1.15 to 2.05	(0.67) to (1.57)
2013	164,670	13.7755 to 16.4557	2,532,443	—	1.15 to 2.05	(7.37) to (6.52)

MC6
2017	1,418,436	41.7825 to 18.2650	51,346,527	1.08	1.15 to 1.85	30.64 to 29.71
2016	1,566,590	31.9832 to 14.0815	43,506,302	0.58	1.15 to 1.85	4.86 to 4.11
2015	1,741,127	30.4997 to 13.5259	46,420,205	0.95	1.15 to 1.85	(2.66) to (3.36)
2014	1,877,836	14.3617 to 13.9964	52,631,162	0.50	1.15 to 1.85	3.12 to 2.39
2013	2,092,115	12.7440 to 40.1105	57,215,898	0.67	1.15 to 1.85	19.01 to 19.88

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
MC7
2017	86,375	$26.6434 to $26.2859	$2,493,312	0.82%	1.15% to 2.55%	30.26% to 28.44%
2016	104,234	20.4535 to 20.4656	2,325,270	0.35	1.15 to 2.55	4.63 to 3.15
2015	96,438	19.5480 to 19.8404	1,996,561	0.62	1.15 to 2.55	(2.95) to (4.33)
2014	108,002	20.1429 to 20.7381	2,299,179	0.19	1.15 to 2.55	2.86 to 1.40
2013	175,811	17.9370 to 26.0623	3,534,222	0.38	1.15 to 2.55	17.86 to 19.55

MC8
2017	3,335,907	27.3168 to 13.7182	93,561,955	1.55	1.15 to 1.85	24.09 to 23.21
2016	3,836,452	22.0136 to 11.1342	86,911,841	1.12	1.15 to 1.85	4.24 to 3.49
2015	4,325,426	21.1183 to 10.7590	93,596,211	1.26	1.15 to 1.85	(1.94) to (2.65)
2014	4,831,113	11.4495 to 11.0518	107,911,560	1.06	1.15 to 1.85	1.22 to 0.50
2013	5,432,212	9.9571 to 33.9097	120,583,776	1.56	1.15 to 1.85	21.71 to 22.59

MC9
2017	286,878	19.6652 to 24.0412	6,164,998	1.31	1.10 to 2.10	23.80 to 22.38
2016	369,037	15.8845 to 19.6450	6,490,047	0.81	1.10 to 2.25	4.05 to 2.84
2015	422,318	15.2657 to 19.1018	7,232,070	0.96	1.10 to 2.25	(2.18) to (3.32)
2014	486,816	15.6054 to 19.7568	8,587,086	0.75	1.10 to 2.25	1.03 to (0.15)
2013	571,136	14.0599 to 22.3523	9,984,130	1.25	1.10 to 2.25	20.90 to 22.32

MD0
2017	1,660,704	31.4392 to 19.7991	49,219,805	3.09	1.15 to 1.85	9.57 to 8.79
2016	1,899,277	28.6923 to 18.1988	51,409,257	0.00	1.15 to 1.85	5.03 to 4.27
2015	2,118,016	27.3178 to 17.4528	54,757,714	5.17	1.15 to 1.85	(3.34) to (4.04)
2014	2,357,689	19.8453 to 18.1874	63,972,507	2.80	1.15 to 1.85	3.26 to 2.53
2013	2,653,641	17.6120 to 34.6579	69,875,165	2.55	1.15 to 1.85	6.82 to 7.60

M92
2017	49,628,528	13.7016 to 12.2413	660,187,553	2.90	0.65 to 2.55	9.87 to 7.79
2016	56,171,972	12.4709 to 11.3569	686,213,466	0.00	0.65 to 2.55	5.29 to 3.28
2015	61,825,683	11.8441 to 10.9963	724,423,931	4.89	0.65 to 2.55	(3.12) to (4.98)
2014	70,148,596	12.2261 to 11.5723	855,730,233	2.58	0.65 to 2.55	3.57 to 1.59
2013	78,489,983	11.3913 to 21.0923	933,031,187	2.33	0.65 to 2.55	5.77 to 7.84

M96
2017	4,489,943	17.2070 to 15.4120	86,941,433	3.10	1.15 to 1.85	1.05 to 0.34
2016	4,799,909	19.8527 to 15.3592	92,685,337	2.68	1.15 to 1.85	(0.11) to (0.83)
2015	5,257,120	19.8742 to 15.4874	102,055,769	2.73	1.15 to 1.85	(0.67) to (1.39)
2014	5,893,305	17.1661 to 15.7056	116,290,449	2.42	1.15 to 1.85	3.65 to 2.92
2013	6,645,894	14.9236 to 24.4099	127,074,581	2.17	1.15 to 1.85	(4.40) to (3.70)

MD2
2017	14,812,278	10.6942 to 10.9081	191,222,631	2.80	0.65 to 2.50	1.37 to (0.51)
2016	16,682,003	10.5502 to 10.9635	214,602,842	2.37	0.65 to 2.50	0.02 to (1.84)
2015	18,001,929	10.5479 to 11.2494	233,787,906	2.39	0.65 to 2.55	(0.40) to (0.96)
2014	20,566,508	10.5899 to 11.3580	271,002,756	2.18	0.65 to 2.55	3.99 to 2.00
2013	24,621,249	10.1838 to 14.4102	314,785,436	1.93	0.65 to 2.55	(5.37) to (3.53)

MA6
2017	2,138,564	23.0408 to 19.9002	56,471,575	6.41	1.00 to 1.85	5.62 to 4.73
2016	2,350,891	21.8140 to 19.0023	59,541,819	6.62	1.00 to 1.85	12.69 to 11.72
2015	2,734,375	19.3581 to 17.0090	61,795,969	6.84	1.00 to 1.85	(5.18) to (5.99)
2014	3,131,858	20.4147 to 18.0929	75,760,388	5.28	1.00 to 1.85	1.78 to 0.90
2013	3,573,022	17.9306 to 36.2344	85,666,186	2.34	1.00 to 1.85	4.46 to 5.36

MA3
2017	2,196,928	12.4407 to 17.2951	46,577,368	6.18	0.65 to 2.50	5.62 to 3.67
2016	2,592,985	11.7787 to 16.6825	52,755,833	6.38	0.65 to 2.50	12.91 to 10.80
2015	3,167,879	10.4323 to 15.9129	57,755,878	6.36	0.65 to 2.55	(5.04) to (0.91)
2014	3,662,907	10.9863 to 16.0598	71,238,179	4.98	0.65 to 2.55	1.87 to (0.08)
2013	4,518,884	10.6096 to 21.3599	87,287,128	2.08	0.65 to 2.55	3.39 to 5.41

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
M97
2017	1,626,676	$23.9046 to $21.0285	$41,434,975	1.35%	1.00% to 1.85%	31.32% to 30.20%
2016	1,863,912	18.2037 to 16.1509	36,365,158	1.15	1.00 to 1.85	1.47 to 0.60
2015	2,078,687	17.9405 to 16.0552	40,049,140	1.55	1.00 to 1.85	(0.68) to (1.54)
2014	2,301,140	18.0638 to 16.3057	45,040,930	0.88	1.00 to 1.85	(5.93) to (6.74)
2013	2,560,681	17.2816 to 24.7827	53,514,206	1.32	1.00 to 1.85	11.81 to 12.78

MD5
2017	1,078,505	15.6143 to 13.9913	18,981,547	1.11	0.65 to 2.10	31.49 to 29.59
2016	1,260,948	11.8749 to 10.7967	16,974,565	0.88	0.65 to 2.10	1.49 to 0.01
2015	1,348,083	11.7007 to 10.7959	18,095,128	1.28	0.65 to 2.10	(0.55) to (2.00)
2014	1,551,892	11.7650 to 11.0160	21,003,226	0.64	0.65 to 2.10	(5.80) to (7.18)
2013	1,744,997	11.8682 to 28.1895	25,080,479	1.11	0.65 to 2.10	11.29 to 12.94

M98
2017	1,198,867	50.5904 to 30.4809	48,280,305	1.46	1.15 to 1.85	25.70 to 24.81
2016	1,344,992	40.2464 to 24.4224	43,324,841	1.33	1.15 to 1.85	2.87 to 2.13
2015	1,495,078	39.1244 to 23.9140	46,933,339	1.92	1.15 to 1.85	5.44 to 4.68
2014	1,587,611	24.9009 to 22.8449	47,933,176	1.92	1.15 to 1.85	0.18 to (0.53)
2013	1,731,827	22.7506 to 37.0357	52,302,066	1.51	1.15 to 1.85	25.54 to 26.45

M93
2017	5,752,465	20.4825 to 16.5415	103,459,909	1.25	0.65 to 2.25	26.00 to 23.99
2016	7,480,028	16.2563 to 13.3412	107,609,241	1.11	0.65 to 2.25	3.17 to 1.51
2015	8,395,446	15.7574 to 13.1434	118,129,065	1.68	0.65 to 2.25	5.63 to 3.93
2014	9,980,826	14.9177 to 12.6466	134,170,592	1.71	0.65 to 2.25	0.48 to (1.14)
2013	11,692,129	12.7038 to 32.8942	158,015,486	1.35	0.65 to 2.35	24.64 to 26.80

MD6
2017	14,886,576	15.6611 to 14.5830	318,872,497	0.64	1.00 to 1.85	27.15 to 26.06
2016	16,970,462	12.3173 to 11.5679	287,428,792	0.59	1.00 to 1.85	5.01 to 4.11
2015	19,246,726	11.7292 to 11.1109	311,395,276	0.49	1.00 to 1.85	(1.11) to (1.96)
2014	21,451,277	11.8614 to 11.3334	354,414,214	0.54	1.00 to 1.85	10.40 to 9.45
2013	24,362,512	9.6327 to 18.0749	365,928,868	0.71	1.00 to 1.85	27.98 to 29.09

MB3
2017	1,558,343	22.7430 to 24.5561	37,335,745	0.41	1.00 to 2.30	26.82 to 25.11
2016	1,833,885	17.9326 to 19.3889	34,998,962	0.37	1.00 to 2.50	4.78 to 4.10
2015	2,067,810	17.1139 to 18.6244	37,896,204	0.44	1.00 to 2.50	(1.33) to (2.83)
2014	2,375,862	17.3448 to 19.1662	44,673,723	0.27	1.00 to 2.50	10.12 to 8.45
2013	2,908,840	14.1592 to 22.7001	50,157,881	0.45	1.00 to 2.50	26.88 to 28.83

MD8
2017	4,346,081	11.8502 to 9.2106	49,280,656	0.29	1.15 to 1.85	(0.84) to (1.55)
2016	4,698,353	11.9508 to 9.3554	54,106,028	0.01	1.15 to 1.85	(1.13) to (1.84)
2015	5,440,048	12.0872 to 9.5310	63,450,866	—	1.15 to 1.85	(1.14) to (1.85)
2014	5,636,328	10.6572 to 9.7106	67,354,288	—	1.15 to 1.85	(1.15) to (1.85)
2013	6,262,253	9.8057 to 13.4938	75,746,727	—	1.15 to 1.85	(1.85) to (1.14)

MD9
2017	15,193,772	9.7005 to 7.8820	136,576,068	0.27	0.65 to 2.55	(0.36) to (2.25)
2016	18,785,298	9.7360 to 8.0637	170,982,388	0.01	0.65 to 2.55	(0.64) to (2.54)
2015	18,207,733	9.7989 to 8.3576	168,401,641	—	0.65 to 2.55	(0.65) to (1.57)
2014	20,418,070	9.8630 to 8.4905	191,840,751	—	0.65 to 2.55	(0.65) to (2.55)
2013	23,996,564	8.7127 to 10.3292	228,987,377	—	0.65 to 2.55	(2.55) to (0.65)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
NWD
2014	—	$— to $—	$—	—%	1.00% to 1.85%	(9.19%) to (9.66%)
2013	3,047,385	16.2186 to 33.0888	71,102,862	—	1.00 to 1.85	38.83 to 40.03

M1A
2014	—	— to —	—	—	1.00 to 2.55	(9.33) to (10.19)
2013	2,132,167	19.0015 to 32.2292	59,031,517	—	1.00 to 2.55	37.48 to 39.66

ME2
2017	1,141,329	17.4281 to 15.9287	23,371,436	1.86	1.15 to 1.85	26.82 to 25.93
2016	1,315,665	23.6996 to 12.6486	21,301,442	1.57	1.15 to 1.85	(1.83) to (2.54)
2015	1,495,623	24.1416 to 12.9781	24,634,929	1.93	1.15 to 1.85	(3.08) to (3.78)
2014	1,702,999	14.4470 to 13.4876	29,016,513	1.83	1.15 to 1.85	(7.95) to (8.60)
2013	1,850,203	14.5705 to 27.0563	34,295,007	0.72	1.15 to 1.85	16.81 to 17.66

ME3
2017	2,028,320	21.7632 to 22.3708	48,795,329	1.56	1.15 to 2.30	26.44 to 24.98
2016	2,632,854	17.2127 to 16.9084	50,418,946	1.34	1.15 to 2.50	(2.05) to (2.03)
2015	2,946,172	17.5735 to 17.2595	57,887,140	1.69	1.15 to 2.50	(3.32) to (4.64)
2014	3,404,092	18.1773 to 18.0998	69,538,063	1.53	1.15 to 2.50	(8.23) to (9.48)
2013	3,783,762	16.6767 to 24.2405	84,627,041	0.48	1.15 to 2.55	15.75 to 17.41

MA5
2017	1,331,223	21.8216 to 18.9642	27,284,742	4.59	1.15 to 1.85	5.03 to 4.28
2016	1,449,592	20.7762 to 18.1852	28,360,544	3.06	1.15 to 1.85	7.01 to 6.24
2015	1,688,630	19.4153 to 17.1175	30,929,998	5.58	1.15 to 1.85	(2.97) to (3.67)
2014	1,940,309	19.3023 to 17.7693	37,074,483	3.23	1.15 to 1.85	2.09 to 1.36
2013	2,007,250	17.3367 to 19.5978	37,490,369	3.02	1.15 to 1.85	(0.41) to 0.31

MA7
2017	273,266	19.8489 to 16.7212	5,014,013	4.47	1.15 to 2.10	4.67 to 3.68
2016	369,423	18.9631 to 16.1284	6,463,203	2.85	1.15 to 2.10	6.76 to 5.73
2015	378,492	17.7625 to 15.2539	6,242,579	5.56	1.15 to 2.10	(3.19) to (4.12)
2014	413,576	18.3474 to 15.9092	7,109,480	3.07	1.15 to 2.10	1.80 to 0.82
2013	424,124	15.7791 to 18.0225	7,225,862	2.91	1.15 to 2.10	(1.04) to (0.08)

ME4
2017	1,385,665	14.7855 to 12.2136	18,552,134	—	1.15 to 1.85	37.41 to 36.45
2016	1,549,172	10.7600 to 8.9511	15,195,193	—	1.15 to 1.85	7.46 to 6.68
2015	1,705,852	10.0145 to 8.3903	15,593,420	—	1.15 to 1.85	9.49 to 8.70
2014	1,904,773	8.5713 to 7.7188	16,061,741	—	1.15 to 1.85	9.44 to 8.66
2013	1,991,018	7.0989 to 8.3588	15,414,639	—	1.15 to 1.85	32.68 to 33.65

MA2
2017	66,266	29.4506 to 28.3191	1,893,319	—	1.15 to 2.05	37.06 to 35.83
2016	69,292	21.4868 to 20.8489	1,456,202	—	1.15 to 2.05	7.14 to 6.16
2015	75,216	20.0550 to 19.6383	1,480,354	—	1.15 to 2.05	9.26 to 8.27
2014	79,394	18.3552 to 18.1390	1,452,311	—	1.15 to 2.05	9.14 to 8.14
2013	88,657	15.4047 to 35.3976	1,488,775	—	1.15 to 1.85	32.23 to 33.17

TRS
2013	—	— to —	—	3.92	1.15 to 1.85	9.13 to 9.62

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
MFJ
2013	—	$— to $—	$—	3.51%	0.65% to 2.55%	8.50% to 9.82%

UTS
2014	—	— to —	—	5.57	1.15 to 1.85	10.23 to 9.76
2013	4,065,665	22.3402 to 72.3830	158,211,015	2.75	1.15 to 1.85	18.38 to 19.24

MFE
2014	—	— to —	—	5.01	1.00 to 2.30	10.14 to 9.27
2013	2,522,048	26.2756 to 47.2413	106,401,617	2.53	1.00 to 2.30	17.53 to 19.09

MVS
2014	—	— to —	—	3.20	1.15 to 1.85	1.82 to 1.38
2013	4,956,976	19.7881 to 28.7356	127,041,369	2.90	1.15 to 1.85	33.35 to 34.32

MV1
2014	—	— to —	—	2.77	0.65 to 2.50	2.01 to 0.86
2013	8,175,633	16.4495 to 25.7119	190,701,383	2.62	0.65 to 2.50	32.09 to 34.60

MF3
2017	3,443,010	23.9106 to 18.0944	66,706,871	0.61	0.65 to 2.30	13.95 to 12.08
2016	4,055,584	20.9829 to 16.1445	69,692,673	0.92	0.65 to 2.30	19.80 to 17.81
2015	5,343,286	17.5150 to 13.7037	77,471,696	0.32	0.65 to 2.30	(5.00) to (6.58)
2014	6,334,776	18.4370 to 14.6688	97,745,208	0.69	0.65 to 2.30	6.34 to 4.58
2013	7,735,586	13.9780 to 17.3375	113,424,430	1.43	0.65 to 2.35	41.92 to 44.39

MF5
2017	32,045,960	14.1589 to 14.8364	518,959,227	1.86	0.65 to 2.55	10.52 to 8.42
2016	38,928,761	12.8118 to 13.6840	575,990,066	2.42	0.65 to 2.55	4.05 to 2.06
2015	45,325,104	12.3135 to 13.4082	650,867,979	2.85	0.65 to 2.55	(1.14) to (3.03)
2014	51,303,754	12.4549 to 13.8267	752,352,396	1.53	0.65 to 2.55	3.73 to 1.75
2013	58,713,818	12.0067 to 14.4817	838,071,596	2.70	0.65 to 2.55	6.72 to 8.80

MF6
2017	76,502	29.4215 to 22.2303	2,125,475	4.14	1.35 to 2.55	11.81 to 10.46
2016	90,462	26.3141 to 20.1245	2,257,599	2.55	1.35 to 2.55	6.48 to 5.19
2015	112,828	24.7122 to 19.1320	2,640,528	3.97	1.35 to 2.55	(0.62) to (1.82)
2014	126,247	24.8653 to 19.4876	3,002,660	2.16	1.35 to 2.55	14.06 to 12.67
2013	162,229	17.2957 to 22.0560	3,387,519	5.26	1.35 to 2.55	2.31 to 3.57

MF7
2017	3,417,578	16.9486 to 16.9319	64,836,183	3.34	0.65 to 2.50	12.33 to 10.26
2016	4,098,331	15.0877 to 15.3561	69,972,782	1.97	0.65 to 2.50	7.00 to 5.01
2015	4,791,411	14.1003 to 14.6231	77,277,420	3.27	0.65 to 2.50	(0.18) to (2.04)
2014	5,660,139	14.1263 to 14.9281	92,430,428	1.70	0.65 to 2.50	14.56 to 12.43
2013	7,368,766	12.3309 to 14.9157	106,126,893	4.54	0.65 to 2.55	2.09 to 4.08

MF9
2017	17,175,741	17.9426 to 21.1967	387,084,303	1.58	0.65 to 2.30	18.74 to 16.78
2016	20,358,832	15.1113 to 18.1505	390,486,019	2.45	0.65 to 2.30	6.24 to 4.48
2015	23,810,696	14.2233 to 17.3724	434,272,098	4.01	0.65 to 2.30	(0.35) to (2.01)
2014	27,011,031	14.2739 to 17.7287	499,182,175	1.40	0.65 to 2.30	4.35 to 2.62
2013	32,241,288	13.6785 to 18.1674	576,399,130	2.32	0.65 to 2.30	19.57 to 21.59

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
MG1
2017	12,433,916	$11.3584 to $11.6227	$154,195,257	—%	0.65% to 2.30%	7.29% to 5.52%
2016	13,465,623	10.5868 to 11.0145	157,145,585	—	0.65 to 2.30	1.72 to 0.03
2015	14,182,033	10.4082 to 11.0116	164,263,639	0.40	0.65 to 2.30	(5.88) to (7.45)
2014	16,245,564	11.0586 to 11.8974	201,849,715	0.61	0.65 to 2.30	2.76 to 1.05
2013	18,852,264	10.7616 to 12.3808	229,948,348	—	0.65 to 2.35	(7.51) to (5.90)

MF2
2017	25,006,600	10.4531 to 9.2719	250,847,512	1.58	1.30 to 2.50	0.41 to (0.79)
2016	27,490,632	10.4101 to 9.3462	275,872,908	1.35	1.30 to 2.50	0.36 to (0.86)
2015	30,382,434	10.3725 to 9.4944	305,073,432	1.30	1.30 to 2.55	(0.83) to (0.99)
2014	36,736,454	10.4592 to 9.5891	373,635,108	1.25	1.30 to 2.55	(0.51) to (1.77)
2013	43,289,725	9.7617 to 10.5126	444,170,343	0.13	1.30 to 2.55	(1.86) to (0.60)

MG2
2017	13,429,422	10.1103 to 9.4127	132,553,973	1.32	0.65 to 2.10	0.79 to (0.67)
2016	14,365,301	10.0311 to 9.4762	142,051,166	1.05	0.65 to 2.10	0.82 to (0.65)
2015	16,047,854	9.9493 to 9.5382	158,937,215	1.04	0.65 to 2.10	(0.37) to (1.83)
2014	19,532,086	9.9867 to 9.7158	196,087,648	1.06	0.65 to 2.10	(0.17) to (1.62)
2013	21,172,711	9.8761 to 10.3242	214,945,968	—	0.65 to 2.10	(1.63) to (0.17)

MG3
2017	1,418,470	22.3771 to 20.2510	30,353,538	1.23	1.30 to 2.30	12.20 to 11.08
2016	1,665,751	19.9432 to 18.2309	31,932,872	0.86	1.30 to 2.30	14.47 to 13.31
2015	2,078,651	17.4222 to 16.0893	34,980,102	0.93	1.30 to 2.30	(3.60) to (4.57)
2014	2,458,735	18.0722 to 16.8605	43,133,660	0.97	1.30 to 2.30	8.93 to 7.83
2013	3,123,825	15.4055 to 16.5907	50,543,702	1.14	1.30 to 2.55	33.42 to 35.13

MG4
2017	1,375,595	23.7913 to 20.1438	29,079,628	1.03	0.65 to 2.10	12.67 to 11.04
2016	1,552,431	21.1154 to 16.1967	29,418,427	0.67	0.65 to 2.15	15.01 to 1.59
2015	1,911,690	18.3596 to 15.9433	31,822,181	0.69	0.65 to 2.15	(3.29) to (4.75)
2014	2,084,776	18.9850 to 16.7971	36,217,594	0.76	0.65 to 2.10	9.45 to 7.85
2013	2,245,602	15.5745 to 17.3463	35,968,593	0.96	0.65 to 2.10	33.66 to 35.64

MG6
2017	79,683,750	16.0837 to 18.3989	1,554,414,108	1.78	0.65 to 2.10	14.49 to 12.66
2016	92,397,930	14.0486 to 16.3314	1,590,095,837	2.53	0.65 to 2.25	5.18 to 3.48
2015	102,938,721	13.3571 to 15.7817	1,700,470,142	3.65	0.65 to 2.25	(0.52) to (2.12)
2014	117,541,381	13.4270 to 16.1240	1,971,564,429	1.32	0.65 to 2.25	4.36 to 2.68
2013	126,127,582	12.8664 to 16.4701	2,046,366,884	2.37	0.65 to 2.35	13.77 to 15.75

MG7
2017	369,553	22.5770 to 25.4523	9,790,084	0.77	0.65 to 2.10	14.27 to 12.61
2016	320,776	19.7581 to 20.1485	7,536,524	0.64	0.65 to 2.25	25.91 to 11.84
2015	402,041	15.6921 to 18.2161	7,573,913	0.31	0.65 to 2.10	(3.53) to (4.94)
2014	460,623	16.2667 to 19.1628	9,081,918	0.28	0.65 to 2.10	2.52 to 1.02
2013	528,380	15.8667 to 19.7365	10,256,649	0.87	0.65 to 2.30	36.47 to 38.77

V44
2017	379,850	24.8821 to 22.4004	8,875,409	—	0.65 to 2.10	41.90 to 39.56
2016	337,618	17.5355 to 16.0506	5,605,835	—	0.65 to 2.30	(2.56) to (4.18)
2015	207,421	17.9962 to 16.7505	3,575,777	—	0.65 to 2.30	11.24 to 9.39
2014	217,510	16.1778 to 15.3122	3,398,500	—	0.65 to 2.30	5.40 to 3.65
2013	141,552	14.8423 to 15.1032	2,123,254	0.10	1.35 to 2.10	44.62 to 45.73

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
V43
2017	362,270	$19.3957 to $17.9971	$6,836,255	—%	1.35% to 2.10%	36.74% to 35.71%
2016	468,136	14.1847 to 13.2616	6,469,819	—	1.35 to 2.10	(10.07) to (10.76)
2015	479,964	15.7736 to 14.8601	7,397,574	—	1.35 to 2.10	(7.26) to (7.96)
2014	611,449	17.0083 to 16.1461	10,179,165	—	1.35 to 2.10	0.47 to (0.30)
2013	738,540	16.1944 to 16.9294	12,247,977	0.22	1.35 to 2.10	34.60 to 35.63

O19
2017	596,679	22.1306 to 21.2210	15,940,507	0.01	1.30 to 2.35	25.68 to 23.55
2016	778,076	16.9815 to 17.1754	16,765,951	0.12	0.65 to 2.35	(6.51) to (4.72)
2015	911,851	18.1646 to 18.0266	20,459,674	0.00	0.65 to 2.35	2.60 to 0.84
2014	1,118,112	17.7049 to 17.8763	24,702,393	0.18	0.65 to 2.35	14.38 to 12.42
2013	1,235,424	15.0291 to 20.7651	24,194,235	0.75	0.65 to 2.35	26.39 to 28.59

O23
2017	1,132,316	11.0263 to 10.0966	12,031,669	1.73	1.30 to 2.10	7.54 to 6.68
2016	1,113,958	10.3640 to 9.4228	11,018,271	2.12	1.30 to 2.10	4.72 to 2.76
2015	1,051,993	9.8973 to 9.1845	10,095,675	2.01	1.30 to 2.10	(0.74) to (1.55)
2014	1,279,424	9.9711 to 9.3554	12,392,996	1.78	1.30 to 2.10	6.61 to 5.75
2013	1,457,258	8.8469 to 9.3527	13,279,282	2.13	1.30 to 2.10	10.46 to 11.37

O20
2017	742,825	20.6196 to 25.0546	20,253,728	0.70	0.65 to 2.25	35.44 to 33.28
2016	917,004	15.2246 to 18.7989	18,640,711	0.79	0.65 to 2.25	(0.81) to (2.40)
2015	1,162,408	15.3483 to 18.6697	24,056,298	1.06	0.65 to 2.25	3.00 to (1.78)
2014	1,381,266	14.9015 to 19.0074	28,038,218	0.87	0.65 to 2.25	1.39 to (0.24)
2013	1,563,988	14.6968 to 21.0555	31,659,251	1.15	0.65 to 2.25	24.14 to 26.17

O21
2017	6,885,439	24.3981 to 23.1777	189,799,968	1.04	1.30 to 2.50	15.13 to 13.74
2016	8,523,438	21.1924 to 20.3773	205,092,333	0.86	1.30 to 2.50	9.85 to 8.52
2015	10,443,174	19.2919 to 18.9782	229,753,746	0.65	1.30 to 2.55	1.77 to 3.14
2014	13,047,751	18.9570 to 18.5676	283,142,011	0.58	1.30 to 2.55	8.97 to 7.59
2013	17,117,234	16.1184 to 21.1921	341,777,797	0.86	1.30 to 2.55	28.09 to 29.73

O04
2017	163,130	30.7748 to 36.2667	6,344,911	0.64	1.35 to 2.25	12.44 to 11.37
2016	204,714	27.3709 to 29.8788	7,092,483	0.25	1.30 to 2.25	16.14 to 15.02
2015	208,260	23.5667 to 28.3115	6,257,962	0.64	1.30 to 2.25	(7.31) to (7.24)
2014	240,139	25.4265 to 30.8428	7,829,293	0.63	1.30 to 2.25	10.20 to 9.14
2013	295,912	22.4228 to 31.3754	8,773,000	0.70	1.30 to 2.25	37.46 to 38.80

PH2
2017	37,723	14.8480 to 14.3363	552,210	3.35	1.35 to 1.85	21.34 to 20.67
2016	25,868	12.2369 to 11.4183	313,754	4.98	1.35 to 2.10	6.29 to 2.48
2015	17,585	11.5124 to 11.1420	200,218	5.36	1.35 to 2.10	(10.25) to 8.04
2014	15,812	12.8266 to 12.5091	200,985	—	1.35 to 2.10	(0.46) to (1.21)
2013	2,964	12.6629 to 12.8855	37,848	1.74	1.35 to 2.10	16.69 to 17.59

P08
2017	1,399,377	15.6974 to 14.0418	21,100,589	4.65	1.35 to 2.25	12.02 to 11.01
2016	1,425,955	14.0135 to 12.6495	19,285,931	2.56	1.35 to 2.25	11.41 to 10.39
2015	1,618,473	12.5788 to 11.4590	19,696,479	2.92	1.35 to 2.25	(10.22) to (11.04)
2014	2,092,555	14.0101 to 12.8805	28,444,593	5.05	1.35 to 2.25	(0.88) to (1.79)
2013	2,482,202	13.0602 to 14.1349	34,072,842	4.90	1.35 to 2.30	(2.03) to (1.08)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
PC0
2017	1,647,311	$12.9256 to $11.7862	$20,084,264	4.59%	0.65% to 2.10%	12.64% to 11.01%
2016	1,573,134	11.4748 to 10.6169	17,175,088	2.42	0.65 to 2.10	12.17 to 10.53
2015	1,909,115	10.2297 to 9.6051	18,751,715	2.84	0.65 to 2.10	(9.78) to (11.10)
2014	2,156,461	11.3384 to 10.8039	23,698,600	5.13	0.65 to 2.10	(0.20) to (1.65)
2013	2,162,181	10.9857 to 11.3609	24,033,787	4.55	0.65 to 2.10	(1.99) to (0.54)

P70
2017	66,417	5.5796 to 5.1038	350,533	10.69	0.65 to 2.05	1.39 to (0.03)
2016	71,096	5.5293 to 5.1053	373,905	0.96	0.65 to 2.05	14.13 to 12.52
2015	95,997	4.8221 to 4.5374	446,503	4.02	0.65 to 2.05	(26.15) to (27.19)
2014	77,398	6.5292 to 6.2317	491,255	0.26	0.65 to 2.05	(19.15) to (20.29)
2013	98,183	7.8180 to 8.0757	777,700	1.66	0.65 to 2.05	(16.46) to (15.27)

P10
2017	5,309,995	6.2059 to 5.4182	31,374,446	11.24	0.65 to 2.35	1.49 to (0.23)
2016	5,613,985	6.1148 to 5.4308	33,027,779	1.09	0.65 to 2.35	14.41 to 12.45
2015	7,094,528	5.3448 to 4.8295	36,847,209	4.54	0.65 to 2.35	(26.19) to (27.45)
2014	6,462,517	7.2412 to 6.6573	45,945,802	0.36	0.65 to 2.35	(18.96) to (20.34)
2013	6,478,457	8.3575 to 9.0834	57,375,797	1.73	0.65 to 2.35	(16.71) to (15.25)

PK8
2017	353,094	13.3109 to 19.1381	10,501,720	5.08	0.65 to 2.55	9.18 to 7.11
2016	419,882	12.1916 to 17.8672	11,618,444	5.26	0.65 to 2.55	12.61 to 10.45
2015	514,828	10.8266 to 16.1760	12,770,747	5.18	0.65 to 2.55	(2.88) to (4.74)
2014	664,024	11.1479 to 16.9809	17,205,673	5.23	0.65 to 2.55	0.86 to (1.07)
2013	807,165	11.0524 to 27.6386	21,005,673	5.00	0.65 to 2.55	(9.34) to (7.57)

P20
2017	42,567	12.5246 to 11.9389	525,044	4.96	1.35 to 2.10	8.31 to 7.49
2016	32,472	11.5638 to 11.1066	370,047	5.17	1.35 to 2.10	11.70 to 10.85
2015	35,308	10.3522 to 10.0190	361,335	5.19	1.35 to 2.10	(3.66) to (4.40)
2014	39,674	10.7458 to 10.4797	422,707	5.08	1.35 to 2.10	0.05 to (0.71)
2013	50,359	10.5545 to 10.7402	537,988	4.90	1.35 to 2.10	(9.01) to (8.32)

PD6
2017	37,702,836	11.8310 to 12.0142	479,172,954	2.10	0.65 to 2.25	13.26 to 11.45
2016	43,988,744	10.4463 to 10.7801	498,296,480	2.31	0.65 to 2.25	3.24 to 1.58
2015	49,587,168	10.1180 to 10.6122	549,137,374	1.58	0.65 to 2.25	(0.91) to (2.50)
2014	56,498,567	10.2107 to 10.8847	637,259,828	2.34	0.65 to 2.25	3.89 to 2.22
2013	72,498,400	9.8283 to 11.0842	794,289,727	3.11	0.65 to 2.25	(9.98) to (8.51)

P06
2017	2,714,427	14.1736 to 14.3506	42,776,207	2.37	1.30 to 2.30	2.32 to 1.29
2016	2,992,479	13.8527 to 14.0798	46,282,276	2.24	1.30 to 2.30	3.83 to 2.78
2015	3,448,066	13.3416 to 13.6990	51,516,094	3.70	1.30 to 2.30	(3.97) to (4.94)
2014	4,261,623	13.8932 to 14.5017	66,613,350	1.43	1.30 to 2.30	1.76 to 0.73
2013	5,155,938	13.0181 to 16.0778	79,426,344	1.64	1.30 to 2.35	(11.35) to (10.40)

P07
2017	10,466,926	16.1136 to 13.6664	173,975,506	2.02	1.30 to 2.55	3.56 to 2.26
2016	11,732,629	15.5594 to 13.3638	189,260,806	2.06	1.30 to 2.55	1.35 to 0.06
2015	12,782,699	15.3525 to 13.3552	204,323,414	4.63	1.30 to 2.55	(0.86) to (2.11)
2014	15,806,505	15.4850 to 13.6433	256,208,609	2.15	1.30 to 2.55	2.93 to 1.62
2013	19,151,407	13.4254 to 16.4258	302,435,033	2.20	1.30 to 2.55	(4.46) to (3.24)

DELAWARE LIFE VARIABLE ACCOUNT F - REGATTA

(A Separate Account of Delaware Life Insurance Company)

10. FINANCIAL HIGHLIGHTS (CONTINUED)

	At December 31,			For the years ended December 31,
	Units	Unit Value[4]	Net Assets	Investment Income Ratio[1]	Expense Ratio lowest to highest[2]	Total Return[3]
PI3
2017	1,875,956	$11.7004 to $10.6690	$20,655,019	—%	0.65% to 2.10%	6.29% to 4.75%
2016	2,003,188	10.6047 to 10.1855	20,961,119	3.83	1.35 to 2.10	(0.66) to (1.42)
2015	2,146,145	10.6752 to 10.3318	22,655,392	0.09	1.35 to 2.10	(1.88) to (2.63)
2014	2,039,866	10.8800 to 10.6106	22,002,171	—	1.35 to 2.10	2.45 to 1.68
2013	1,907,591	10.4357 to 10.7922	20,126,427	—	0.65 to 2.10	1.90 to 3.40

P72
2017	645,430	24.0728 to 21.3263	14,599,911	1.74	0.65 to 2.55	18.00 to 15.77
2016	734,547	20.4002 to 18.4216	14,212,210	1.82	0.65 to 2.55	12.90 to 10.75
2015	915,560	17.5294 to 16.6341	15,831,203	1.42	1.35 to 2.55	(4.35) to (5.52)
2014	877,251	18.3270 to 17.6051	15,909,266	1.59	1.35 to 2.55	11.14 to 9.79
2013	635,744	16.0356 to 16.4901	10,403,998	1.27	1.35 to 2.55	29.04 to 30.63

W41
2017	11,753	26.8083 to 24.4767	303,816	0.16	1.35 to 2.05	24.97 to 24.09
2016	15,020	21.4519 to 19.7246	310,731	0.16	1.35 to 2.05	11.83 to 11.04
2015	17,210	19.1829 to 17.7642	319,237	0.01	1.35 to 2.05	(1.10) to (1.81)
2014	23,675	19.3972 to 18.0911	444,753	—	1.35 to 2.05	1.75 to 1.03
2013	28,431	17.9073 to 19.0638	526,566	0.29	1.35 to 2.05	31.82 to 32.76

W42
2017	2,234	23.9234 to 22.7093	52,910	—	1.65 to 2.05	17.62 to 17.15
2016	2,292	20.3397 to 15.6813	46,189	—	1.65 to 2.05	11.81 to 11.36
2015	4,229	18.1909 to 17.4081	75,099	—	1.65 to 2.05	(2.25) to (2.65)
2014	4,347	18.6096 to 17.8815	79,117	—	1.65 to 2.05	3.06 to 2.64
2013	4,578	17.4222 to 18.0578	80,974	0.14	1.65 to 2.05	31.01 to 31.55

W46
2016	—	11.5298 to 10.4698	—	0.48	0.65 to 2.55	2.57 to 1.93
2015	3,851,623	11.2410 to 10.2720	41,497,667	1.24	0.65 to 2.55	(0.52) to (2.42)
2014	3,836,516	11.2995 to 10.5269	41,913,262	1.36	0.65 to 2.55	4.90 to 2.90
2013	3,349,146	10.2303 to 10.7712	35,196,445	1.25	0.65 to 2.55	(4.92) to (3.07)

[1]	Represents the dividends, excluding distributions of capital gains, received by the Sub-Account from the underlying mutual fund, net of management fees assessed by the fund manager, divided by the average net assets. The ratio excludes those expenses, such as mortality and expense charges, that result in direct reductions in the unit values. The recognition of investment income by the Sub-Account is affected by the timing of the declaration of dividends by the underlying fund in which the Sub-Accounts invest.
[2]	Ratio represents the annualized contract expenses of the Sub-Account, consisting primarily of mortality and expense charges and distribution charges. The ratio includes only those expenses that result in a direct reduction to unit values. Charges made directly to contract owner accounts through the redemption of units and expenses of the underlying fund are excluded.
[3]	Ratio represents the total return for the year indicated, including changes in the value of the underlying fund. The total return does not include any expenses assessed through the redemption of units; inclusion of these expenses in the calculation would result in reduction in the total return presented. The total return is calculated for each period indicated or from the effective date through the end of the reporting period. The ranges for the current year total return are based on the groupings that produced the lowest and highest expense ratios.
[4]	The unit values are not a direct calculation of net assets over the number of units allocated to the Sub-Account. The ranges for the current year unit value are based on the groupings that produced the lowest and highest expense ratios. Some unit values may be outside of the range due to timing of the related Sub-Account level’s commencement date.

Delaware Life Insurance Company

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

Statutory Financial Statements as of

December 31, 2017 and 2016 and for the Years

Ended December 31, 2017, 2016 and 2015

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

Report of Independent Auditors

To the Board of Directors of

    Delaware Life Insurance Company

We have audited the accompanying statutory financial statements of Delaware Life Insurance Company, which comprise the statutory statements of admitted assets, liabilities and capital stock and surplus as of December 31, 2017 and 2016, and the related statutory statements of operations and changes in capital stock and surplus, and of cash flows for the years ended December 31, 2017, 2016 and 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the financial statements in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance. Management is also responsible for the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditors’ Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgment, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments, we consider internal control relevant to the Company’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Company’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles

As described in Note 1 to the financial statements, the financial statements are prepared by the Company on the basis of the accounting practices prescribed or permitted by the Delaware Department of Insurance, which is a basis of accounting other than accounting principles generally accepted in the United States of America.

The effects on the financial statements of the variances between the statutory basis of accounting described in Note 1 and accounting principles generally accepted in the United States of America, although not reasonably determinable, are presumed to be material.

PricewaterhouseCoopers LLP, 185 Asylum Street, Suite 2400, Hartford, CT 06103-3404 T: (860) 241 7000, F: (860) 241 7590, www.pwc.com/us

Adverse Opinion on U.S. Generally Accepted Accounting Principles

In our opinion, because of the significance of the matter discussed in the “Basis for Adverse Opinion on U.S. Generally Accepted Accounting Principles” paragraph, the financial statements referred to above do not present fairly, in accordance with accounting principles generally accepted in the United States of America, the financial position of the Company as of December 31, 2017 and 2016, or the results of its operations or its cash flows for the years ended December 31, 2017, 2016 and 2015.

Opinion on Statutory Basis of Accounting

In our opinion, the financial statements referred to above present fairly, in all material respects, the admitted assets, liabilities and capital stock and surplus of the Company as of December 31, 2017 and 2016, and the results of its operations and its cash flows for the years ended December 31, 2017, 2016 and 2015, in accordance with the accounting practices prescribed or permitted by the Delaware Department of Insurance described in Note 1.

/s/ PricewaterhouseCoopers LLP

Hartford, Connecticut

June 25, 2018

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2017 AND 2016 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2017	2016
ADMITTED ASSETS
GENERAL ACCOUNT ASSETS
Bonds	$8,089,119	$7,171,155
Preferred stocks	174,641	33,584
Common stocks	551,243	565,055
Mortgage loans on real estate	491,362	374,983
Cash, cash equivalents and short-term investments	1,106,031	1,082,724
Contract loans	595,367	618,946
Derivatives	314,694	247,258
Other invested assets	777,825	911,089
Mortgage escrow funds	3,213	3,492
Receivables for securities	9,550	20,136
Investment income due and accrued	103,782	101,939
Amounts recoverable from reinsurers	3,446	2,875
Other amounts receivable under reinsurance contracts	5,445	—
Current federal and foreign income tax recoverable	54,178	8,103
Net deferred tax asset	87,558	161,385
Receivables from parent, subsidiaries and affiliates	9,950	1,735
Cash value of Company Owned Life Insurance	74,774	90,540
Reinsurance deposit asset	861,444	1,161,941
Other assets	23,377	25,281

Total general account assets	13,336,999	12,582,221
SEPARATE ACCOUNT ASSETS	23,870,351	25,101,753

TOTAL ADMITTED ASSETS	$37,207,350	$37,683,974

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF ADMITTED ASSETS, LIABILITIES AND CAPITAL STOCK AND SURPLUS

AS OF DECEMBER 31, 2017 AND 2016 (IN THOUSANDS EXCEPT SHARE AND PER SHARE DATA)

	2017	2016
LIABILITIES, CAPITAL STOCK AND SURPLUS
GENERAL ACCOUNT LIABILITIES
Aggregate reserve for life contracts	$10,087,846	$8,810,475
Liability for deposit type contracts	464,401	467,300
Contract claims	32,274	34,945
Other amounts payable on reinsurance	6,484	8,116
Interest maintenance reserve	118,766	131,313
Commissions to agents due or accrued	12,567	10,135
General expenses due or accrued	54,162	56,085
Transfers from Separate Accounts due or accrued (net)	(421,403)	(622,380)
Remittances and items not allocated	25,180	13,112
Asset valuation reserve	93,754	115,826
Payable for securities	106,522	319,400
Funds held under reinsurance treaties with unauthorized and certified reinsurers	247,534	263,721
Funds held under coinsurance	861,444	1,161,941
Derivatives	44,259	45,249
Other liabilities	139,820	131,088

Total general account liabilities	11,873,610	10,946,326
SEPARATE ACCOUNT LIABILITIES	23,870,350	25,101,751

Total liabilities	35,743,960	36,048,077
CAPITAL STOCK AND SURPLUS:
Common capital stock, $1,000 par value – 10,000 shares authorized; 6,437 shares issued and outstanding	6,437	6,437

Surplus notes	565,000	565,000
Gross paid in and contributed surplus	653,698	653,698
Unassigned funds	238,255	410,762

Total surplus	1,456,953	1,629,460

Total capital stock and surplus	1,463,390	1,635,897

TOTAL LIABILITIES, CAPITAL STOCK AND SURPLUS	$37,207,350	$37,683,974

See notes to the statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF OPERATIONS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
INCOME:
Premiums and annuity considerations	$2,033,394	$1,814,434	$1,321,183
Considerations for supplementary contracts with life contingencies	31,253	28,598	28,768
Net investment income	204,701	171,895	381,623
Amortization of interest maintenance reserve	20,548	22,067	18,777
Commissions and expense allowances on reinsurance ceded	2,288	2,442	2,932
Income from fees associated with investment management, administration and contract guarantees from Separate Accounts	421,373	436,129	467,433
Change in cash value of Company Owned Life Insurance	6,877	1,109	(515)
Investment (loss) or income on reinsurance deposit asset	(262,531)	(327,872)	46,818
Other income	65,750	70,917	93,093

Total Income	2,523,653	2,219,719	2,360,112
BENEFITS AND EXPENSES:
Death benefits	132,771	128,678	142,344
Annuity benefits	588,661	588,881	589,120
Surrender benefits and withdrawals for life contracts	2,206,148	2,112,722	2,518,026
Interest and adjustments on contract or deposit-type contract funds	23,571	(38,729)	6,607
Payments on supplementary contracts with life contingencies	36,609	35,940	31,740
Increase in aggregate reserves for life and accident and health contracts	1,277,372	971,605	536,439

Total Benefits	4,265,132	3,799,097	3,824,276
Commissions on premiums, annuity considerations and deposit-type contract funds (direct business only)	133,038	118,388	119,118
Commissions and expense allowances on reinsurance assumed	112	121	123
General insurance expenses	236,239	228,521	231,294
Insurance taxes, licenses and fees, excluding federal income taxes	3,737	2,820	4,697
Net transfers (from) Separate Accounts net of reinsurance	(2,020,178)	(1,949,196)	(2,160,670)
Investment (income) expense on funds held	(288,371)	(178,151)	58,979
Other deductions	2,021	2,751	3,990

Total Benefits and Expenses	2,331,730	2,024,351	2,081,807
Net income from operations before federal income tax (benefit) expense and net realized capital gains (losses)	191,923	195,368	278,305
Federal income tax (benefit) expense, excluding tax on capital gains (losses)	(65,461)	(39,991)	(2,729)

Net income from operations after federal income taxes and before net realized capital gains	257,384	235,359	281,034
Net realized capital gains less capital gains tax and transfers to the interest maintenance reserve	24,045	74,587	67,719

NET INCOME	$281,429	$309,946	$348,753

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CHANGES IN CAPITAL STOCK AND SURPLUS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
CAPITAL STOCK AND SURPLUS, BEGINNING OF YEAR	$1,635,897	$1,635,891	$1,591,482
Net income	281,429	309,946	348,753
Change in net unrealized capital (losses) gains, net of deferred income tax	(95,725)	(155,105)	(5,299)
Change in net unrealized foreign exchange capital (losses) gains	(15,426)	(3,686)	(7,317)
Change in net deferred income tax	(89,076)	(68,842)	(101,139)
Change in nonadmitted assets	(3,784)	62,747	107,496
Change in liability for reinsurance in unauthorized and certified companies	—	—	145
Change in asset valuation reserve	22,072	35,402	3,203
Surplus withdrawn from Separate Accounts during period	—	—	552
Changes in Separate Accounts surplus	—	—	3,106
Cumulative effect of changes in accounting principles	—	—	6,255
Dividends to stockholders	(235,358)	(300,000)	(311,543)
Prior period adjustment net of tax	—	(18,108)	—
Investment income (expense) on funds held—unrealized	(36,639)	137,652	197

CAPITAL STOCK AND SURPLUS, END OF YEAR	$1,463,390	$1,635,897	$1,635,891

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

STATUTORY STATEMENTS OF CASH FLOWS

FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015 (IN THOUSANDS)

	2017	2016	2015
CASH FROM OPERATIONS:
Premiums collected net of reinsurance	$2,064,646	$1,843,032	$1,349,951
Net investment income	522,677	430,578	408,727
Miscellaneous income	489,411	519,373	554,167

Total receipts	3,076,734	2,792,983	2,312,845
Benefits and loss related payments	(2,997,833)	(2,833,510)	(3,267,558)
Net transfers from Separate Accounts	2,221,156	1,971,722	2,221,535
Commissions, expenses paid and aggregate write-ins for deductions	(387,448)	(356,543)	(377,301)
Federal and foreign income taxes (paid) recovered	11,280	(20,405)	4,077

Total payments	(1,152,845)	(1,238,736)	(1,419,247)

Net cash from operations	1,923,889	1,554,247	893,598

CASH FROM INVESTMENTS:
Proceeds from investments sold, matured, repaid or received
Bonds	7,792,594	13,130,777	2,287,249
Stocks	46,290	84,939	25,026
Mortgage loans	114,292	129,924	368,687
Real Estate	—	—	13,275
Other Invested Assets	3,587	89,713	83,147
Net gains or (losses) on cash, cash equivalents and short-term investments	(1,388)	89	(1,558)
Miscellaneous proceeds	—	—	19,113

Total investment proceeds	7,955,375	13,435,442	2,794,939
Cost of investments acquired (long-term only):
Bonds	(8,581,956)	(14,162,654)	(2,827,494)
Stocks	(208,860)	(81,889)	(74,352)
Mortgage loans	(229,405)	(118,719)	(165,500)
Real Estate	—	—	(173)
Other Invested Assets	(113,041)	(607,204)	(94,474)
Miscellaneous applications	(522,792)	(401,611)	(1,276,604)

Total investments acquired	(9,656,054)	(15,372,077)	(4,438,597)
Net decrease (increase) in contract loans and premium notes	23,591	11,876	(7,342)

Net cash used in investments	(1,677,088)	(1,924,759)	(1,651,000)

CASH FROM FINANCING AND MISCELLANEOUS SOURCES:
Borrowed funds	—	(25,000)	(185,022)
Net deposits on deposit-type contracts and other liabilities	(2,899)	277,947	(26,191)
Dividends to stockholders	(235,358)	(300,000)	(311,543)
Other cash (used) provided	14,763	(36,134)	19,477

Net cash used in financing and miscellaneous sources	(223,494)	(83,187)	(503,279)

Net change in cash, cash equivalents and short-term investments	23,307	(453,699)	(1,260,681)
CASH, CASH EQUIVALENTS AND SHORT-TERM INVESTMENTS:
Beginning of year	1,082,724	1,536,423	2,797,104

End of year	$1,106,031	$1,082,724	$1,536,423

SUPPLEMENTAL SCHEDULE OF NON-CASH INVESTING AND FINANCING ACTIVITIES

	2017	2016	2015
Exchanges of bonds	$191,862	$103,085	$39,626
Exchanges of preferred stock	—	—	150
Transfer of other invested assets to real estate	—	—	5,222
Transfer of bonds to common stock	—	—	18,012
Transfer of bonds to other invested assets	—	—	23,517
Transfer of mortgage loan to bonds	—	117,601	—
Transfer of other invested assets to bonds	134,445	—	—
Transfer of other invested assets to common stock	40	—	—

See notes to statutory financial statements.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

1.	DESCRIPTION OF BUSINESS AND SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

GENERAL

Delaware Life Insurance Company (the “Company”), is a stock life insurance company incorporated under the laws of Delaware. The Company is a direct, wholly-owned subsidiary of Group One Thousand One, LLC (formerly known as Delaware Life Holdings, LLC, the “Parent”), a Delaware limited liability company.

The Company is authorized to transact business in 49 states, the District of Columbia, Puerto Rico and the U.S. Virgin Islands. While the Company is not authorized to transact business in the State of New York, its wholly-owned subsidiary, Delaware Life Insurance Company of New York (“DLNY”), is authorized to transact business in New York as well as Rhode Island. The business of the Company and its subsidiaries includes the issuance, administration and servicing of a variety of wealth accumulation products, protection products and institutional investment contracts. These products include individual and group fixed and variable annuities, individual and group variable life insurance, individual universal life insurance, funding agreements, and group life, disability, dental and stop loss insurance.

In the normal course of business, the Company and DLNY reinsure portions of their individual life insurance, annuity, and group insurance exposure with both affiliated and unaffiliated companies using indemnity reinsurance agreements. DLNY cedes 100% of its net group life, disability, dental and stop-loss insurance to Sun Life and Health Insurance Company (U.S.), a former affiliate.

BASIS OF PRESENTATION—ACCOUNTING PRACTICES

The accompanying financial statements of the Company are presented on the basis of accounting principles prescribed or permitted by the Delaware Department of Insurance (the “Department”). The Department recognizes only statutory accounting practice prescribed or permitted by the State of Delaware for determining and reporting the financial condition and results of operations of an insurance company and for determining its solvency under Delaware’s insurance laws. The National Association of Insurance Commissioners’ (“NAIC”) Accounting Practices and Procedures Manual (“NAIC SAP”) has been adopted as a component of prescribed or permitted accounting principles by the State of Delaware.

There was no difference in the Company’s net income (loss) or capital stock and surplus between NAIC SAP and practices prescribed and permitted by the State of Delaware as of December 31, 2017 and 2016 and for the years ended December 31, 2017, 2016 and 2015.

Accounting principles and procedures of the NAIC as prescribed or permitted by the Department comprise a comprehensive basis of accounting other than accounting principles generally accepted in the United States of America (“GAAP”). The more significant differences affecting the Company are as follows:

Under statutory accounting principles, financial statements are not consolidated. Investments in domestic life insurance subsidiaries, as defined by Statement of Statutory Accounting Principles (“SSAP”) No. 97, Investments in Subsidiary, Controlled and Affiliated Entities, are carried at their audited net statutory equity value. The changes in value are recorded directly to surplus. Non-public, non-insurance subsidiaries, including limited liability companies (“LLCs”) and controlled partnerships, are carried at their audited GAAP equity value. Dividends paid by subsidiaries to the Company are included in the Company’s net investment income.

Statutory accounting principles do not recognize the following assets or liabilities, which are recognized under GAAP: deferred policy acquisition costs, unearned premium reserves, and statutory non-admitted assets. Deferred policy acquisition costs create a temporary tax difference as disclosed in Note 14. An asset valuation reserve (“AVR”) and interest maintenance reserve (“IMR”) are established under statutory accounting principles but not under GAAP. Methods for calculating real estate investment valuation allowances differ under statutory accounting

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

principles and GAAP. Methods for calculating investment valuation allowances differ under statutory accounting principles and GAAP. Actuarial assumptions and reserving methods differ under statutory accounting principles and GAAP. There are certain limitations on net deferred tax assets (“DTAs”) under statutory accounting principles. Contracts with a market value adjustment (“MVA”) feature are classified within the Company’s General Account under GAAP, but are classified within the Company’s non-insulated Separate Accounts under statutory accounting principles.

Under GAAP, investments in fixed maturity securities classified as available-for-sale or trading are carried at their aggregate fair value. Changes in unrealized gains and losses are reported net of taxes in a separate component of stockholder’s equity for available-for-sale securities and changes in unrealized gains and losses on trading securities are recorded in net investment income. Fixed maturity securities are generally carried at amortized cost under statutory accounting principles.

All derivatives are used for hedging purposes. The majority of derivatives are carried at fair value on both a GAAP and statutory basis. Unrealized gains and losses on derivatives are recognized in income for GAAP purposes and are recognized in surplus on a statutory basis. The Company designates derivatives as hedges on a limited basis which results in unrealized gains and losses on those derivatives being recognized in income.

Life premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses incurred in connection with acquiring new insurance business, including acquisition costs such as sales commissions, are charged to operations as incurred.

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

USE OF ESTIMATES

The preparation of financial statements in conformity with statutory accounting principles prescribed or permitted by the State of Delaware requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities. It also requires disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenue and expenses during the period. Actual results could differ from those estimates. The most significant estimates are those used in determining the fair value of financial instruments, allowance for loan losses, aggregate reserves for life policies and annuity contracts, deferred income taxes, provision for income taxes, and other-than-temporary-impairments (“OTTI”) of investments.

CORRECTION OF ERROR

The Company did not have any corrections of errors during 2017. During 2016, the Company discovered an error related to the prior year computation of “Aggregate reserves for life contracts.” The December 31, 2015 balance was understated by $27.9 million. This error has been adjusted and recorded, net of tax, through surplus in the amount of $18.1 million.

GOING CONCERN

There are no conditions or events, considered in the aggregate, that raise substantial doubt about the Company’s ability to continue as a going concern.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Company in preparing the accompanying statutory-basis financial statements:

FINANCIAL INSTRUMENTS

In the normal course of business, the Company enters into transactions involving various types of financial instruments, including cash equivalents, short-term investments, debt and equity securities, mortgage loans, and derivatives. These instruments involve credit risk and also may be subject to risk of loss due to interest rate fluctuation. The Company evaluates and monitors each financial instrument individually and, when appropriate, obtains collateral or other security to minimize potential losses.

CASH, CASH EQUIVALENTS, AND SHORT-TERM INVESTMENTS

Cash, cash equivalents, and short-term investments are liquid assets. The Company’s cash equivalents primarily include commercial paper and money market investments, which have an original term to maturity of less than three months. The carrying value for cash, cash equivalents, and short-term investments is stated at amortized cost, which approximates fair value. Short-term investments include bonds with a term to maturity exceeding three months, but less than one year on the date of acquisition.

INVESTMENTS

Bonds

Investments in bonds, mortgage-backed securities (“MBS”), and asset-backed securities (“ABS”) are stated at amortized cost using the scientific method. Where the NAIC designation of the bond has fallen to 6 and the fair value has fallen below amortized cost, they are stated at fair value. Adjustments to the value of MBS and ABS securities based on changes in cash flows, including those related to changes in prepayment assumptions, are made retrospectively. As part of this process, the NAIC appointed a third-party vendor for each security type to develop a revised NAIC designation methodology. The ratings for residential mortgage-backed securities (“RMBS”) and commercial mortgage-backed securities (“CMBS”) are determined by comparing the insurer’s carrying value divided by the remaining par value to price ranges provided by the third-party vendor corresponding to each NAIC designation. Comparisons are initially made to the model based on amortized cost. Where the resulting designation is NAIC 6 per the model, further comparison based on fair value is required, which in some cases, results in a higher final NAIC designation.

The definition of structured securities under SSAP No. 43R, Loan Backed and Structured Securities – Revised, includes certain types of ABS and MBS securities that do not follow the revised rating methodology described above, including, but not limited to, equipment trust certificates, credit tenant loans, 5*/6* securities, interest-only securities, and those with Securities Valuation Office (“SVO”) assigned NAIC designations. Interest income on bonds, MBS and ABS is recognized when earned based upon estimated principal repayments, if applicable. For bonds subject to prepayment risk, yields are recalculated and asset balances adjusted periodically so that expected return on future cash flows matches the expected return over the life of the investment from acquisition. If the collection of all contractual cash flows is not probable, an OTTI may be indicated. The process of analyzing securities for an OTTI adjustment is further described in Note 3.

Bonds not backed by other loans are stated at amortized cost, net of OTTI, using the scientific method.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Preferred Stocks, Common Stocks, and Other Invested Assets

Preferred stocks with an NAIC designation of 1 through 3 are stated at amortized cost. Those with NAIC designations of 4 through 6 are stated at the lower of amortized cost or fair value. Common stocks are stated at fair value, except for investments in subsidiaries. The latter are carried based on the underlying statutory equity of the subsidiary for insurance subsidiaries and GAAP equity for non-insurance subsidiaries including LLC’s. The Company accounts for its investments in subsidiaries in accordance with SSAP No. 97. The Company has ownership interests in joint ventures and partnerships which are carried at values based on the underlying equity of the investee in accordance with SSAP No. 48, Joint Ventures, Partnerships and Limited Liability Companies, and SSAP No. 93, Accounting for Low Income Housing Tax Credit Property Investments. Audited financial statements for these investments are received on an annual basis. OTTI on stocks is evaluated under the methodology described in Note 3.

Mortgage Loans on Real Estate

Mortgage loans are stated at unpaid principal balances, net of provisions for estimated losses. Mortgage loans acquired at a premium or discount are carried at amortized cost using the effective interest rate method, net of provisions for estimated losses. Purchases and sales of mortgage loans are recognized or derecognized in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus on the loan’s trade date, which is the date that the Company funds the purchase or receives the proceeds from the sale. Transaction costs on mortgage loans are capitalized on initial recognition and are recognized in the Company’s Statements of Operations using the effective interest rate method. Mortgage loans, which primarily include commercial first mortgages, are diversified by property type and geographic area throughout the United States. Mortgage loans are collateralized by the related properties and generally are no more than 75% of the property’s fair value at the time that the original loan was made. The Company regularly assesses the fair value of the collateral.

A mortgage loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. When a mortgage loan is classified as impaired, allowances for credit losses are established to adjust the carrying value of the loan to its net recoverable amount.

A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the collateral less cost to sell, is less than the recorded amount of the loan. The full extent of impairment in the mortgage portfolio cannot be assessed solely by reviewing loans individually. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. While management believes that it uses the best information available to establish loan loss allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them.

Interest income is recognized on impaired mortgage loans when the collection of contractually specified future cash flows is probable, in which case cash receipts are recorded in accordance with the effective interest rate method. Interest income is not recognized on impaired mortgage loans and these mortgage loans are placed in a non-accrual status when the collection of contractually specified future cash flows is not probable, in which case cash receipts are applied in the following order: first against the carrying value of the loan, then against the provision, and then to income. The accrual of interest resumes when the collection of contractually specified future cash flows becomes probable based on certain facts and circumstances.

Changes in allowances for losses are recorded as changes in unrealized gains and losses to surplus. Once the conditions causing impairment improve and future payments are reasonably assured, the mortgages are no longer classified as impaired and the Company resumes accrual of income. However, if the original terms of the contract have been changed resulting in the Company providing an economic concession to the borrower at below market

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

rates, then the mortgage is reclassified as restructured. If the conditions causing impairment do not improve and future payments remain unassured, the Company typically derecognizes the asset through disposition or foreclosure. Uncollectible collateral-dependent loans are written off through realized losses for any difference between the carrying value and amount received for the underlying property at the time of disposition or foreclosure.

Contract Loans

Contract loans are carried at the amount of outstanding principal balance. Contract loans are collateralized by the related insurance policy and do not exceed the net cash surrender value of such policy.

Asset Valuation Reserve and Interest Maintenance Reserve

The AVR is established as a liability based upon a formula prescribed by the NAIC to offset potential credit-related investment losses on all invested assets, with changes in the AVR charged or credited directly to surplus. The IMR is established as a liability to capture realized gains and losses, net of income tax, on the sale of fixed income investments, principally bonds, mortgage loans, and derivatives, resulting from changes in the general level of interest rates, and is amortized into income over the remaining years to expected maturity of the assets sold.

Derivatives

As part of the Company’s overall risk management strategy, the Company uses over-the-counter (“OTC”) and listed options, exchange-traded futures, currency forwards, currency swaps, interest rate swaps and swaptions.

Interest rate swaps are employed for duration matching purposes and are also used to hedge the guaranteed minimum living benefit offered in some of the Company’s variable annuity policies. Interest rate swaps are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

The Company utilizes listed put and call options and exchange-traded futures on the Standard & Poor’s 500 Composite Stock Price Index (the “S&P 500 Index”) and other indices to hedge against stock market exposure inherent in the mortality and expense risk charges and guaranteed minimum death and living benefit features of the Company’s variable annuities. These options are reported at fair value. Changes in fair value for options are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

Purchased OTC options on Momentum Asset Allocator (“MAA”), Cash Return on Capital Invested (“CROCI”) and certain Standard & Poor’s indices have been designated as fair value hedges of the index credits of certain of the Company’s fixed index annuity contracts. The options are reported at fair value if proven highly effective. The changes in the fair value are recorded as a component of net investment income. The change in the option embedded within the policy is also marked to market through income.

The Company also purchases OTC and listed call options and exchange-traded futures on the S&P 500 Index and other indices to economically hedge its obligations under certain fixed index annuity contracts. The interest credited on these products is based on the changes in the indices. Options are reported at fair value. Changes in fair value are recorded in unrealized gains/losses within surplus. The daily cash variation margin settlements for futures are recorded as a component of net investment income.

The Company uses currency swaps and currency forwards to hedge against the risk of fluctuations in foreign currency exchange rates. Currency swaps and currency forwards are reported at fair value. Changes in fair value are recorded as unrealized gains/losses within surplus.

Swaptions are utilized by the Company to hedge exposure to interest rate risk. At the trade date of a swaption, a premium is paid to the counterparty and recorded as an asset. At expiration, swaptions either cash settle for value,

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

settle into an interest rate swap, or expire worthless. Swaptions are reported at fair value and changes in fair value are recorded in unrealized gains/losses within surplus.

POLICY AND CONTRACT RESERVES

The reserves for life insurance policies and annuity contracts are computed in accordance with presently accepted actuarial standards, and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates) which produce reserves at least as great as those required by law and/or contract provisions.

Liabilities for unpaid claims consist of the estimated amount payable for claims reported but not yet settled and an estimate of claims incurred but not reported. These liabilities include estimates of the expenses that will be incurred in connection with the payment of the benefit payments. The amounts reported are based upon historical experience, adjusted for trends and current circumstances. Management believes that the recorded liability is sufficient to provide for the associated claims adjustment expenses. Revisions of these estimates are included in operations in the year such adjustments are determined to be required.

DEPOSIT TYPE CONTRACTS

Liabilities for funding agreements, investment-type contracts such as supplementary contracts not involving life contingencies, and certain structured settlement annuities are based on account value or accepted actuarial standards and methods including use of prescribed interest rates.

INCOME TAXES

The Company accounts for current and deferred income taxes and recognizes reserves for income tax contingencies in accordance with SSAP No. 101, Income Taxes. Under the applicable asset and liability method for recording deferred income taxes, deferred taxes are recognized when assets and liabilities have different values for financial statement and tax reporting purposes, using enacted tax rates in effect for the year in which the differences are expected to reverse. The effect of a change in tax rates on DTAs and deferred tax liabilities (“DTLs”) is recognized in the period that includes the enactment date. Valuation allowances on DTAs are estimated based on the Company’s assessment of the realization of such DTAs. Refer to Note 14 for further discussion of the Company’s income taxes.

INCOME AND EXPENSES

Life insurance premiums are recognized as income over the premium paying period of the related policies. Annuity considerations are recognized as revenue when received. Expenses, such as commissions and other costs applicable to the acquisition of new business, are charged to operations as incurred.

SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets in these insulated separate accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation, income, or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in Aggregate Reserves for Life Contracts in the Company’s Statements of Admitted Assets, Liabilities, Capital Stock and Surplus.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company has also established non-insulated Separate Accounts for certain annuity contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. Assets in the non-insulated Separate Accounts are carried at fair value or on a General Account basis, depending on the annuity contract being supported. The assets of the non-insulated Separate Accounts are not legally insulated and can be used by the Company to satisfy General Account obligations.

Net investment income, capital gains and losses, and changes in invested asset values on the insulated variable Separate Accounts are allocated to policyholders and therefore do not affect the operating results of the Company. The Company earns Separate Account fees for providing administrative services and bearing the mortality and other guaranteed benefit risks related to contracts for which funds are invested in variable Separate Accounts.

The activity of the variable Separate Accounts is not reflected in the Company’s financial statements except for the following:

•	The fees that the Company receives which are assessed periodically and recognized as revenue when assessed.

•	The activity related to the guaranteed minimum death benefit, guaranteed minimum accumulation benefit, guaranteed minimum income benefit, and guaranteed minimum withdrawal benefit, which is reflected in the Company’s financial statements.

•	Premiums and withdrawals with offsetting transfers to/from the variable Separate Accounts are reflected in the Statements of Operations.

•	Transfers from the variable Separate Accounts due and accrued, which include accrued expense allowances receivable from the variable Separate Accounts and the aggregate surplus (income) due and accrued from MVA contracts.

•	The dividends-received-deduction (“DRD”), which is included in the Company’s income tax expense, is calculated based upon the variable Separate Accounts’ assets held in connection with variable contracts.

ACCOUNTING PRONOUNCEMENTS

New and Adopted Accounting Pronouncements

Effective January 1, 2018, the NAIC adopted changes to SSAP No. 100, Fair Value, to allow net asset value per share as a practical expedient to fair value, either when specifically named in a SSAP or when specific conditions exist. The Company has elected to early adopt this guidance in its 2017 reporting. The adoption of the revisions within SSAP No. 100 did not have a significant impact on the financial statements of the Company.

Effective December 31, 2017, the NAIC adopted changes to SSAP No. 26, Bonds. The changes include removing SVO-identified instruments from the definition of a bond and providing separate statutory accounting guidance for exchange traded bond funds (“ETF’s”). The Company has elected to use a documented systematic value measurement method for ETF’s. Revisions also incorporate the definition of a security within the definition of a bond, and incorporate definitions for non-bond, fixed-income instruments. The adoption of the revisions within SSAP No. 26 did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 35R, Guaranty Fund and Other Assessments, to require revisions to the discounting of long-term care guaranty fund assessments and related assets. The adoption of the revisions within SSAP No. 35R did not have a significant impact on the financial statements of the Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 41R, Surplus Notes, to provide guidance on how to determine the measurement method for surplus notes. The adoption of the revisions within SSAP No. 41R did not have a significant impact on the financial statements of the Company.

Effective January 1, 2017, the NAIC adopted changes to SSAP No. 103R, Transfers and Servicing of Financial Assets and Extinguishment Liabilities, to provide accounting and reporting guidance for short sales. The adoption of the revisions within SSAP No. 103R did not have a significant impact on the financial statements of the Company.

Effective August 26, 2016, the NAIC adopted changes to SSAP No. 51R, Life Contracts, to provide guidance on how to determine the change in valuation basis under principle-based reserving. The adoption of the revisions within SSAP No. 51R did not have a significant impact on the financial statements of the Company.

2.	RELATED-PARTY TRANSACTIONS

The Company has significant transactions with affiliates and other related parties. Intercompany revenues and expenses recognized under these agreements may not necessarily be indicative of costs that would be incurred if the Company operated on a stand-alone basis and if these transactions were with unrelated parties. Below is a summary of significant transactions with affiliates and other related parties for the reporting period.

Investments in Subsidiaries – Common Stocks

(In Thousands)
		Carrying Value
		December 31,
Entity Name	Type of Subsidiary	2017	2016
DLNY	Insurance	$369,198	$404,361
DL Reinsurance Company	Insurance	32,878	31,647
Delaware Life Reinsurance (U.S.) Corp.	Insurance	20,335	20,250
Clarendon Insurance Agency, Inc.	Non Insurance	1,454	1,454

Total		$423,865	$457,712

Effective January 1, 2017, Clear Spring Property and Casualty Company, formerly known as SeaBright Insurance Company (“CSPC”), a Texas domestic property and casualty insurance company, became a controlled insurer of the Company through an indirect subsidiary, Clear Spring PC Acquisition Corp., a Delaware corporation, which in turn is wholly owned by the Company’s direct subsidiary, Clear Spring PC Holdings, LLC, a Delaware limited liability company. The Company invested approximately $48.8 million for the acquisition of an 80% ownership interest in CSPC and for additional capital contributions during 2017.

In 2017, the Company organized Clear Spring Health Holdings, LLC, a Delaware limited liability company, which is a holding company that was formed in connection with the group’s entry into the health benefits business. The Company contributed approximately $2.0 million to Clear Spring Health Holdings, LLC during 2017, which was then transferred to Clear Spring Health of Illinois, Inc.

In October 2017, the Parent changed its name to Group One Thousand One, LLC from Delaware Life Holdings, LLC.

In October 2017, the name of the Company’s group, which is associated with NAIC Group Code No. 4794, was changed from Delaware Life Holdings Group to Group One Thousand One.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company made capital contributions totaling $20.3 million to its wholly-owned subsidiary, Delaware Life Reinsurance (U.S.) Corp., during the fourth quarter of 2016.

The Statements of Admitted Assets amount for all entities described in paragraph 8.b.i.2 of SSAP No. 97 as of December 31, 2017 and 2016 was as follows:

(In Thousands)

Subsidiary Controlled or Affiliated Entities (“SCA”)	Percentage of SCA Ownership	Gross Amount	Admitted Amount	Nonadmitted Amount
Clarendon Insurance Agency, Inc.	100%	$1,454	$1,454	$—

Total SSAP No. 97 8bi2 Entities	XXX	$1,454	$1,454	$—

The Company’s Sub -2 filing for the above entity will be completed in accordance with SSAP No. 97.

The Company does not own shares of an upstream intermediate entity or ultimate parent, directly or indirectly, via a downstream subsidiary, controlled, or affiliated entity.

The Company owns controlling membership interests in the following limited liability companies:    DL Investment DELRE Holdings 2009-1, LLC; IDF IX, LLC; IDF X, LLC; DL Service Holdings, LLC; DL Private Placement Investment Company I, LLC; Conway Capital, LLC; Clear Spring PC Holdings, LLC, Clear Spring Health Holdings, LLC, Ellendale Insurance Agency, LLC; DL Investment Holdings 2015-1, LLC; DL Investment Holdings 2016-1, LLC; and DL Investment Holdings 2016-2, LLC. The value of certain of these limited liability companies without audited financial statements was non-admitted as of December 31, 2017 and December 31, 2016.

In 2016, the Company organized DL Investment Holdings 2016-1, LLC, a Delaware limited liability company, to engage in certain hedging activities associated with the Company’s annuity products. The Company contributed a total of $10.0 million of capital to DL Investment Holdings 2016 -1, LLC during 2017.

In June 2015, the Company organized DL Investment Holdings 2015-1, LLC, a Delaware limited liability company, as an investment subsidiary for the purpose of engaging in certain hedging activities associated with the Company’s variable annuity products. No capital contributions were made to DL Investment Holdings 2015-1, LLC during 2015. The Company contributed a total of $539.4 million of capital to DL Investment Holdings 2015 -1, LLC during 2016.

The Company also owns the membership interest of DL Investment DELRE Holdings 2009-1, LLC (the “LLC”). The real estate asset originally held in the LLC was disposed of during 2015. There was a nominal cash balance in the LLC as of December 31, 2017 and 2016.

Dividends

In December 2017, November 2016, and September 2015, the Company received ordinary dividends from DLNY in the amounts of $40.4 million, $17.2 million and $36.5 million, respectively. Refer to Note 15 for a summary of dividends paid to the Parent.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Reinsurance-Related Agreements

The Company has a reinsurance agreement with its subsidiary, DL Reinsurance Company (“DLRC”), under which the Company cedes and DLRC reinsures on a combination modified coinsurance and funds held coinsurance basis certain risks associated with the Company’s variable annuity contracts and associated riders (the “VA Treaty”). The VA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. SSAP No. 61R, Life, Deposit-Type and Accident and Health Reinsurance, does not provide specific guidance on reinsurance contracts that do not transfer insurance risk, but transfer only hedging risk. As a result of the VA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment (loss) income on reinsurance deposit asset. During 2017, there was a change in hedging strategy by the Company and certain hedges are now excluded from the treaty. DLRC, as reinsurer, consented to this change as required by the treaty.

The Company also has a reinsurance agreement with DLRC under which the Company cedes and DLRC reinsures on an indemnity coinsurance funds held basis the quota share of risks associated with various fixed index annuity contracts and associated riders (the “FIA Treaty”). The FIA Treaty transfers certain hedging risks from the Company to DLRC. It does not transfer insurance risks to DLRC. As a result of the FIA Treaty, gains (losses) related to the hedging, previously accounted for as other changes in capital stock and surplus and net investment income (loss), are accounted for as investment (loss) income on reinsurance deposit asset.

Hedging risk is defined as changes in unrealized hedging instrument gains or losses and investment income or loss from hedging instruments. “Investment (income) expense on funds held” represents amounts received or paid on hedging instruments and realized gains and loss on dispositions of hedging instruments. “Investment income on funds-held – unrealized” represents the unrealized gain or loss for the period on hedging instruments. “Investment (loss) income on reinsurance deposit asset” represents the net gains and loss on all hedging instruments. During 2017, there was a change in hedging strategy by the Company and certain hedges are now excluded from the treaty. DLRC, as reinsurer, consented to this change as required by the treaty.

A summary of the impacts of these two treaties on the Company’s December 31, 2017, December 31, 2016 and December 31, 2015 Statements of Operations and Statements of Changes in Capital Stock and Surplus are below:

(In Thousands)

	Treaty Impacts
Statement of Operations	2017	2016	2015
Investment (Loss) Income on Reinsurance Deposit Asset	$(262,531)	$(327,872)	$46,818

Total Revenue	(262,531)	(327,872)	46,818
Investment (Income) Expense on Funds Held	(299,170)	(190,220)	47,016

Total Policyholder Benefits and Expenses	(299,170)	(190,220)	47,016
Net Gain (Loss) from Operations After Dividends and Before
Federal Income Taxes	36,639	(137,652)	(198)

Statement of Changes in Capital Stock and Surplus
Investment (Expense) Benefit on Funds Held—Unrealized	(36,639)	137,652	198
Net Change in Capital Stock and Surplus from
Reinsurance Treaties (excluding reinsurance fee)	$—	$—	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

In addition, the Company recognized a reinsurance deposit accounting asset of $861.4 million and $1,161.9 million at December 31, 2017 and 2016, respectively, and a corresponding amount in funds held under coinsurance liability.

The Company has a reinsurance agreement with Delaware Life Reinsurance (Barbados) Corp. (“Barbco”), an affiliate, under which it cedes risks associated with certain of the Company’s in-force corporate variable universal life insurance and private placement variable universal life insurance policies on a combination coinsurance and coinsurance with funds-held basis.

The Company has a reinsurance agreement with Barbco under which it cedes mortality risks associated with certain of the Company’s in-force bank-owned variable universal life insurance policies on a yearly renewable term basis.

Debt and Surplus Note Transactions

In June 2015, Delaware Life Insurance and Annuity Company (Bermuda) Ltd. (“DLIAC”), an affiliate, issued a floating rate revolving credit note payable to the Company, pursuant to which DLIAC can borrow up to $40 million from the Company. The interest on any outstanding principal amount is based on LIBOR plus 115 basis points. The interest is accrued monthly and payable on the last day of the fiscal quarter. The note matured on June 30, 2017. There was no outstanding balance at December 31, 2016.

In June 2017, DLIAC entered into a $40.0 million demand promissory note (the “DLIAC Note”) with the Company. DLIAC’s borrowings under the DLIAC Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Note. No amounts were outstanding at December 31, 2017.

In May 2017, DLNY entered into a $35.0 million demand promissory note (the “DLNY Note”) with the Company. DLNY’s borrowings under the DLNY Note may be used for general corporate purposes. Borrowings bear interest at LIBOR plus 115 basis points, with a commitment fee of 48 basis points for any unused portion of the DLNY Note. No amounts were outstanding at December 31, 2017.

As of December 31, 2017 and 2016, the Company had $565.0 million of surplus notes outstanding. The Company has an agreement with Deutsche Bank Trust Company Americas (“DBTCA”), whereby the surplus notes were taken into custody by the bank on behalf of the holders of the surplus notes, some of which are related parties as of December 31, 2017 and 2016 (the “Noteholders”).

DBTCA collects all surplus note payments and distributes such funds to the Noteholders. The DBTCA agreement allows the Noteholders to transfer any part of the surplus notes they hold, subject to the consent of the Company and with proper notice given to DBTCA. As of December 31, 2017, the Noteholders were as follows: EquiTrust Life Insurance Company, Estate of Jeffrey S. Lange, Heritage Life Insurance Company, Midland National Life Insurance Company, North American Company for Life and Health Insurance, Paragon Life Insurance Company of Indiana, and Security Benefit Life Insurance Company.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The details of outstanding surplus notes at December 31, 2017 and 2016 were as follows (amounts in thousands):

Issue Date	Type	Rate	Maturity	Face Amount	Principal/ Carrying Value	Interest Paid Years Ended December 31, 2017 and 2016
12/15/1995	Surplus	6.15%	12/15/2027	$150,000	$150,000	$9,225
12/15/1995	Surplus	7.626%	12/15/2032	150,000	150,000	11,439
12/15/1995	Surplus	6.15%	12/15/2027	7,500	7,500	461
12/15/1995	Surplus	7.626%	12/15/2032	7,500	7,500	572
12/22/1997	Surplus	8.625%	11/6/2027	250,000	250,000	21,563

				$565,000	$565,000	$43,260

The surplus notes and accrued interest thereon are subordinate to payments due to policyholders, claimants and beneficiaries, as well as all other classes of creditors other than the Noteholders. After payment in full of certain obligations set forth Section 5918 of the Delaware Insurance Code, and prior to any payment to a common shareholder in respect of such shareholder’s ownership interest in the Company, the holder of a surplus note is entitled to receive payment in full. The Company has no preferred stockholders. Any redemption of a surplus note is subject to the prior written consent of the Delaware Commissioner of Insurance.

The Company expensed $43.3 million for interest on the surplus notes for the years ended December 31, 2017, 2016 and 2015, respectively. Total interest paid from inception through December 31, 2017 was approximately $906.1 million. There have been no principal payments since original issuance of the surplus notes.

Each accrual and payment of interest on the surplus notes may be made only with the prior approval of the Delaware Commissioner of Insurance and only to the extent that the Company has sufficient surplus earnings to make such payment. The Company received approval for all surplus note payments and the related accrual in the amount of $4.3 million at December 31, 2017 and 2016.

Administrative Services Agreements

The Company is party to various related-party agreements. The following agreements were in effect at December 31, 2017 and 2016.

The Company sponsors the Delaware Life Insurance Company 401(k) Savings Plan (the “401(k) Plan”), which qualifies under Section 401(k) of the Internal Revenue Code and includes a retirement investment account feature (the “RIA”) that qualifies under Section 401(a) of the Internal Revenue Code. Income and expenses under the 401(k) Plan and the RIA are allocated to affiliates pursuant to inter-company service agreements. The expenses incurred by the Company under the 401(k) Plan and the RIA were $2.1 million, $1.8 million and $2.8 million, respectively, for the years ended December 31, 2017, 2016 and 2015, of which $0.1 million, $0.1 million and $0.3 million, respectively, were allocated to the Company’s subsidiary, DLNY.

The Company has a management services agreement with its subsidiary, DLNY, whereby the Company furnishes certain investment, actuarial and administrative services to DLNY on a cost-reimbursement basis. The Company allocated amounts related to this agreement of $8.6 million, $9.2 million and $13.0 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an administrative services agreement with DLIAC, pursuant to which the Company performs various administrative services on behalf of DLIAC. Amounts allocated under this agreement amounted to

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

approximately $0.3 million, $0.2 million, and $0.3 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an administrative services agreement with its wholly-owned subsidiary, Clarendon Insurance Agency, Inc. (“Clarendon”), pursuant to which the Company provides services and facilities in connection with Clarendon’s business of supporting the wholesale distribution of the Company’s variable insurance and annuity products. The Company also has a principal underwriter’s agreement dated April 1, 2002 with Clarendon, pursuant to which Clarendon serves as principal underwriter and distributor for all variable insurance and annuity products issued by the Company. There were equal and offsetting amounts incurred under these two agreements.

The Company has a services agreement with Barbco, pursuant to which the Company provides certain administrative and functional services to Barbco on a cost-reimbursement basis. Amounts allocated under this agreement amounted to approximately $0.3 million, $0.2 million, and $0.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an administrative services agreement with DLRC, pursuant to which the Company furnishes certain investment, actuarial and administrative services to DLRC. Amounts allocated in 2017, 2016 and 2015 were negligible.

The Company has a services agreement with CSPC, pursuant to which the Company furnishes certain administrative and functional services to CSPC. Expenses incurred under this agreement were $0.6 million for the year ended December 31, 2017.

On August 2, 2013, the Parent acquired all of the issued and outstanding shares of the Company from Sun Life Canada (U.S.) Holdings, Inc. (the “Sale Transaction”). In connection with the Sale Transaction, the Company’s controlling persons agreed that the Company would comply with the filing and other requirements contained in Section 5005(a) of the Delaware Insurance Code with respect to any transaction subject to Section 5005(a)(2) between (a) the Company, on the one hand, and (b) (I) Guggenheim Capital, LLC or a subsidiary thereof, or (II) Sammons Enterprises, Inc. or a subsidiary thereof, on the other hand. The following are agreements in effect that the Company has filed pursuant to the terms of this undertaking:

The Company has an investment management agreement with Guggenheim Partners Investment Management, LLC (“GPIM”), whereby GPIM provides investment management services for certain of the Company’s investments. Expenses incurred under this agreement amounted to approximately $4.2 million, $5.3 million and $9.9 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has an investment services agreement with GPIM, whereby GPIM provides services to the Company with respect to certain General Account assets that GPIM does not manage for the Company under the above-cited agreement. Expenses incurred under this agreement amounted to approximately $2.9 million, $2.8 million and $1.6 million for the years ended December 31, 2017, 2016 and 2015, respectively.

The Company has a services agreement with Guggenheim Commercial Real Estate Finance, LLC (“GCREF”), whereby GCREF provides mortgage loan sourcing, origination and administration services to the Company. Expenses incurred under this agreement amounted to approximately $132 thousand for the year ended December 31, 2015. No expenses related to this agreement were incurred during 2017 or 2016.

The Company has a services agreement with Guggenheim Insurance Services, LLC (“GIS”), whereby GIS provides certain personnel, facilities, systems and equipment in conjunction with the provision of accounting and general services, insurance services, and other advisory services to the Company. Expenses incurred under this agreement amounted to approximately $58.6 million, $57.0 million, and $49.5 million for the years ended December 31, 2017, 2016 and 2015, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company has a services agreement with SE2, llc (“SE2”), under which SE2 provides annuity and life insurance policy servicing and third-party administrator services to the Company. Expenses incurred under this agreement amounted to approximately $27.2 million, $24.4 million, and $8.9 million for the years ended December 31, 2017, 2016 and 2015, respectively. In addition, the Company incurred $25.2 million, $35.9 million, and $31.4 million of conversion costs related to this agreement for the years ended December 31, 2017, 2016 and 2015, respectively (SE2 became disaffiliated with Guggenheim Capital, LLC during 2017).

The Company has a selling agreement among the Company, GIS, and South Blacktree Insurance Agency, LLC related to the sale of certain private placement variable universal life insurance policies and funding agreements issued by the Company as identified in the selling agreement. The Company did not incur expenses under this agreement for the years ended December 31, 2017, 2016 and 2015.

The Company had $10.0 million and $1.7 million due from affiliates, $0 and $0 due to affiliates, and $19.1 million and $18.0 million included in general expenses due or accrued to other related parties as of December 31, 2017 and 2016, respectively, under the terms of various management and services contracts which provide for cash settlements on a quarterly or more frequent basis.

Other

During 2017, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC, and Wright STF III, LLC, totaling $220.2 million. A portion of these investments matured, totaling $347.2 million, resulting in no gain. The Company recorded $15.5 million of investment income in 2017 and the average yield on these short-term investments was 7.35%. As of December 31, 2017, the Company held $110.6 million of affiliated short-term investments.

During 2016, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $552 million. The Company also matured a portion of these investments back to these affiliates, totaling $773 million, resulting in a pre-tax gain of $0.1 million. The Company recorded $35.6 million of investment income related to affiliated short-term investments in 2016 and the average yield was 6.86%. As of December 31, 2016, the Company held $238 million of affiliated short-term investments.

During 2015, the Company purchased several short-term investments from four affiliates, Armstrong STF IV, LLC, Marcy STF I, LLC, Redfield STF II, LLC and Wright STF III, LLC, totaling $784 million. The Company also matured a portion of these investments back to these affiliates, totaling $461 million, resulting in a pre-tax gain of $0.2 million. The Company recorded $21.7 million of investment income related to these short-term investments in 2015 and the average yield was 7.23%. As at December 31, 2015, the Company held $458 million of affiliated short-term investments.

The Company’s wholly-owned subsidiary, DL Service Holdings, LLC, holds corporate-owned life insurance (“COLI”) on the lives of key executives of the Company from Equitrust Life Insurance Company (“ELIC”), a former related party. At December 31, 2017, the cash surrender value of these COLI policies was $74.8 million, which included additional policy loans from ELIC totaling $68.4 million during 2015. There were no additional policy loans during 2017 or 2016. In 2017, DL Service Holdings, LLC transferred $24.6 million to the Company related to a death benefit settlement for one of the policies.

In 2014, the Company issued private placement variable universal life policies to ELIC through a single member limited liability company, IDF IX, LLC, with a total value of $177.1 million, outstanding policy loans of $115.3 million, and recognized premium income of $177.3 million. During 2015, the Company recognized additional premium income of $25.0 million. No additional premium income was recognized in 2017 or 2016. Outstanding policy loans

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

totaled $169.9 million and $158.7 million, including capitalized interest, at December 31, 2017 and 2016, respectively. The net cash value of the policies was $240.8 million and $225.5 million at December 31, 2017 and 2016, respectively.

At December 31, 2017 and 2016, the Company had investments in parties related to or managed by Guggenheim Capital, LLC or Sammons Enterprises, Inc. as follows:

	December 31,
(In Thousands)	2017	2016
Bonds	$570,765	$701,349
Common Stocks	70,685	68,111
Other Invested Assets	61,891	65,749

Total	$703,341	$835,209

Guarantees

The Company, as successor to Keyport Life Insurance Company (“Keyport”), unconditionally guarantees the full and punctual payment when due of any obligations of the former Keyport Benefit Life Insurance Company (“KBL”) arising out of or in connection with any contract issued by KBL on or after June 25, 1998 and before December 31, 2002, the date that KBL merged with and into the Company’s wholly-owned subsidiary, DLNY. The purpose of this guaranty was to enhance the financial strength of KBL. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the policyholders of the contracts. The cash surrender value of the contracts at December 31, 2017 and December 31, 2016 was approximately $230.7 and $248.6 million, respectively. At December 31, 2017 and 2016, there was no liability accrued for this guaranty.

The Company guarantees on a subordinated basis all amounts payable by DLNY to holders of certain deferred combination fixed and variable annuity contracts (“MVA Contracts”) issued by DLNY which include the option to earn a guaranteed fixed return for specified periods (“Guarantee Period”). The Company unconditionally and irrevocably guarantees the full and punctual payment when due of all amounts payable by DLNY from a Guarantee Period to any holder. The guaranty is subject to no preconditions other than the failure by DLNY to pay when due any Guarantee Period interests. DLNY registered such Guarantee Period interests under the Securities Act of 1933 with the U.S. Securities and Exchange Commission (the “SEC”). Under the SEC’s rules, implementation of the guaranty permitted DLNY to stop filing periodic reports with the SEC pursuant to the Securities Exchange Act of 1934, and the purpose of the guaranty was to achieve that result. The Company’s guaranty in this regard guarantees the payment of amounts payable by DLNY from a Guarantee Period but does not guaranty any other obligations of DLNY under the MVA Contracts. The obligations under the foregoing guaranty are unsecured obligations of the Company and subordinate in right of payment to the prior payment in full of all other obligations of the Company, except for guarantees which by their terms are designated as ranking equally in right of payment with or subordinate to this guaranty. The liability of the Company under the guaranty is unlimited to any specific sum. The guaranty will not exceed contractual obligations to the holders of the MVA Contracts. The total account value of the MVA Contracts was approximately $7.9 million and $8.3 million at December 31, 2017 and 2016, respectively. There is no liability accrued for this guaranty.

Pursuant to a Guarantee Agreement effective January 20, 2017, the Company guarantees punctual payment to Merrill Lynch Professional Clearing Corp. (“ML Pro”) and certain affiliates of ML Pro (collectively, the “Guaranteed Parties”) by its wholly-owned subsidiary, DL Investment Holdings 2015-1, LLC, and other subsidiaries of the Company that may be added to the guaranty (collectively, the “ML Customers”), in connection with accounts the ML Customers have with the Guaranteed Parties. The obligations of the Company under the Guaranty Agreement are limited to $300.0 million.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

3.	BONDS AND PREFERRED STOCKS

The statement value and fair value of the Company’s bonds and preferred stocks were as follows:

	December 31, 2017
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$259,460	$199	$(1,934)	$257,725
All Other Governments	17,721	39	(74)	17,686
U.S. States, Territories and Possessions (Direct and Guaranteed)	1,055	38	—	1,093
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	136,639	5,286	(891)	141,034
Industrial and Miscellaneous (Unaffiliated)	7,126,264	133,776	(48,375)	7,211,665
Hybrid Securities	29,829	2,394	(1,477)	30,746
SVO Identified Exchange Traded Funds	518,151	2,220	(840)	519,531

Total Bonds	$8,089,119	$143,952	$(53,591)	$8,179,480

Preferred Stocks	$174,641	$4,388	$(45)	$178,984

	December 31, 2016
		Gross	Gross
	Statement	Unrealized	Unrealized	Estimated
(In Thousands)	Value	Gains	Losses	Fair Value
Bonds:
U.S. Governments	$261,022	$327	$(10,022)	$251,327
All Other Governments	15,153	—	(127)	15,026
U.S. States, Territories and Possessions (Direct and Guaranteed)	2,917	140	(28)	3,029
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	118,311	3,029	(2,099)	119,241
Industrial and Miscellaneous (Unaffiliated)	6,711,808	92,061	(184,830)	6,619,040
Hybrid Securities	32,012	449	(5,364)	27,097
SVO Identified Exchange Traded Funds	29,932	—	—	29,932

Total Bonds	$7,171,155	$96,006	$(202,470)	$7,064,692

Preferred Stocks	$33,584	$243	$(437)	$33,390

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The statement value and estimated fair value by maturity periods for bonds, other than ABS and MBS, are shown below. Actual maturities may differ from contractual maturities on ABS and MBS because borrowers may have the right to call or prepay obligations with or without call or prepayment penalties; accordingly, the contractual maturities for those securities are not shown.

	December 31, 2017
	Statement	Estimated
(In Thousands)	Value	Fair Value
Due in one year or less	$183,741	$182,791
Due after one year through five years	1,061,197	1,063,221
Due after five years through ten years	1,214,344	1,217,730
Due after ten years	3,003,777	3,048,019
SVO Identified Exchange Traded Funds	518,151	519,531

Total before asset and mortgage-backed securities	5,981,210	6,031,292

Asset and mortgage-backed securities	2,107,909	2,148,188

Total	$8,089,119	$8,179,480

Proceeds from sales and maturities of investments in bonds and preferred stock during 2017, 2016 and 2015, were $8.0 billion, $13.2 billion, and $2.4 billion, including non-cash transactions of $195.8 million, $103.1 million, and $86.5 million, respectively; gross gains were $63.6 million, $198.3 million, and $48.6 million respectively; and gross losses were $22.9.0 million, $12.7 million and $11.3 million, respectively.

The Company had unfunded commitments for future private placement fundings of $716.6 million and $258.2 million as of December 31, 2017 and 2016 respectively.

Bonds included above with a statement value of approximately $5.2 million, and $5.0 million for the years ended December 31, 2017 and 2016, respectively, were on deposit with governmental authorities as required by law.

Investment-grade bonds were 95.3% and 95.1% of the Company’s total bonds as of December 31, 2017, and 2016, respectively.

The fair value of publicly-traded bonds is determined using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates. Exposure to any single issuer is less than 10% of net admitted assets.

The fair value of the Company’s preferred stocks is first based on quoted market prices. Similar to fixed-maturity securities, the Company uses pricing services and broker quotes to price preferred stocks for which the quoted market price is not available.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Other-than-temporary-impairment

The Company recognizes and measures OTTI for loan-backed and structured securities (“LBSS”) in accordance with SSAP No. 43R. In accordance with SSAP No. 43R, if the fair value of a LBSS is less than its amortized cost basis at the Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and the present value of its expected future cash flows, discounted at the effective interest rate implicit in the security.

If the Company intends to sell the LBSS, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. The amount of the OTTI recognized in earnings is the difference between the amortized cost basis and the fair value of the security.

If the Company does not intend to sell the LBSS, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company performs cash-flow based testing to determine if the present value of its expected future cash flows discounted at the effective interest rate implicit in the security is less than its amortized cost basis.

Estimating future cash flows is a quantitative and qualitative process that incorporates information received from third parties, along with assumptions and judgments about the future performance of the underlying collateral. Losses incurred on the respective portfolios are based on loss models using assumptions about key systematic risks, such as unemployment rates and housing prices, and loan-specific information, such as delinquency rates and loan-to-value ratios.

There were no credit impairments recorded in 2017, 2016 and 2015 on LBSS held as of December 31, 2017, 2016 and 2015, respectively, pursuant to SSAP No. 43R.

If the fair value of a bond, other than those subject to SSAP No. 43R, is less than its amortized cost basis at the Statements of Admitted Assets, Liabilities and Capital Stock and Surplus date, the Company assesses whether the impairment is an OTTI. When an OTTI has occurred, the amount of OTTI recognized in earnings is the difference between the amortized cost basis of the security and its fair value.

If the Company intends to sell the bond, or if it is more likely than not that it will be required to sell the security before recovery of its amortized cost basis, an OTTI is considered to have occurred. If the Company does not intend to sell the bond, or if it is not more likely than not that it will be required to sell the security before recovery of its amortized cost basis, the Company employs a portfolio monitoring process to identify securities that are OTTI.

The Company has a credit committee composed of investment and finance professionals which meets at least quarterly to review individual issues or issuers that may be of concern. In determining whether a security is OTTI, the credit committee considers the factors described below. The process involves a quarterly screening of all securities with a fair value less than the amortized cost basis. Discrete credit events, such as a ratings downgrade, are also used to identify securities that may be OTTI. The securities identified are then evaluated based on issuer-specific facts and circumstances, such as the issuer’s ability to meet current and future interest and principal payments, an evaluation of the issuer’s financial position and its near-term recovery prospects, difficulties being experienced by an issuer’s parent or affiliate, and management’s assessment of the outlook for the issuer’s sector. In making these evaluations, the credit committee exercises considerable judgment. Based on the credit committee’s evaluation, issues or issuers are considered for inclusion on one of the Company’s following credit lists:

“Monitor List”—A security on this list is subject to a heightened level of monitoring because either the issue or the issuer or its industry, sector, geographic location, or political operating environment has been under stress.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

“Watch List”—There is a preponderance of likelihood that either interest or principal will not be received according to the committee’s expectations and may result in an impairment or write-offs.

“Impaired List”—The credit committee has concluded that the Company has the intent to sell the security, it is more likely than not that the Company will be required to sell the security before recovery of its amortized cost basis, or the amortized cost basis of the security is not expected to be recovered due to expected delays or shortfalls in the contractually specified cash flows. For these investments, the amount of OTTI recognized in the Company’s Statements of Operations is the difference between the amortized cost basis of the security and its fair value or discounted cash flows.

Should it be determined that a security is OTTI, the Company records a loss through an appropriate adjustment in carrying value. For the years ended December 31, 2017, 2016 and 2015, the Company incurred write-downs of bonds totaling $27.9 million, $0.3 million, and $1.4 million respectively, including those subject to SSAP No. 43R. Of these amounts, no OTTI was related to sub-prime loans. $27.9 million of the 2017 OTTI was related to securities the Company intended to sell. All such OTTI was interest related.

There are inherent risks and uncertainties in management’s evaluation of securities for OTTI. These risks and uncertainties include factors both external and internal to the Company, such as general economic conditions, an issuer’s financial condition or near-term recovery prospects, market interest rates, unforeseen events which affect one or more issuers or industry sectors, and portfolio management parameters, including asset mix, interest rate risk, portfolio diversification, duration matching, and greater-than-expected liquidity needs. All of these factors could impact management’s evaluation of securities for OTTI.

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2017 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	3	$255,834	$(1,934)	—	$—	$—	3	$255,834	$(1,934)
All Other Governments	1	13,115	(74)	—	—	—	1	13,115	(74)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	9	18,281	(75)	6	22,557	(816)	15	40,838	(891)
Industrial and Miscellaneous (Unaffiliated)	131	1,130,171	(11,313)	126	1,311,103	(37,062)	257	2,441,274	(48,375)
Hybrid Securities	—	—	—	1	11,000	(1,477)	1	11,000	(1,477)
SVO Identified Exchange Traded Funds	2	113,488	(840)	—	—	—	2	113,488	(840)

Total Bonds	146	$1,530,889	$(14,236)	133	$1,344,660	$(39,355)	279	$2,875,549	$(53,591)

Preferred Stocks	1	$10,075	$(45)	—	$—	$—	1	$10,075	$(45)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The gross unrealized losses and fair value of investments, which were deemed temporarily impaired, aggregated by investment category, number of securities, and the length of time in an unrealized loss position, at December 31, 2016 were as follows:

(in Thousands except # of securities)
	Less than 12 months			12 months or more			Total
		Fair	Unrealized		Fair	Unrealized		Fair	Unrealized
	#	Value	Losses	#	Value	Losses	#	Value	Losses
Bonds:
U.S. Governments	5	$180,042	$(10,022)	—	$—	$—	5	$180,042	$(10,022)
All Other Governments	1	15,026	(127)	—	—	—	1	15,026	(127)
U.S. States, Territories and Possessions (Direct and Guaranteed)	2	988	(28)	—	—	—	2	988	(28)
U.S. Special Revenue and Special Assessment Obligations and all Non-Guaranteed Obligations of Agencies and Authorities of Governments and Their Political Subdivisions	21	52,722	(2,099)	—	—	—	21	52,722	(2,099)
Industrial and Miscellaneous (Unaffiliated)	461	3,318,544	(154,758)	99	563,495	(30,072)	560	3,882,039	(184,830)
Hybrid Securities	2	1,655	(11)	3	19,998	(5,353)	5	21,653	(5,364)

Total Bonds	492	$3,568,977	$(167,045)	102	$583,493	$(35,425)	594	$4,152,470	$(202,470)

Preferred Stocks	2	$1,782	$(18)	6	$15,701	$(419)	8	$17,483	$(437)

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $1.5 million as of December 31, 2017. This amount represented approximately two-tenths of a percent of the Company’s total invested assets. In terms of managing and mitigating sub-prime mortgage risk, the Company’s overall exposure to these investments was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,032	$1,032	$1,174
Structured Securities	500	500	509

	$1,532	$1,532	$1,683

As summarized in the table below, the Company had indirect exposure to sub-prime loans with a book adjusted carrying value of $2.1 million as of December 31, 2016. This amount represented approximately three-tenths of a percent of the Company’s total invested assets. The Company’s overall exposure to sub-prime mortgage risk was as shown below (in thousands):

		Book/Adjusted
Type	Actual Cost	Carrying Value (excluding interest)	Fair Value
Residential Mortgage Backed Securities	$1,610	$1,610	$1,674
Structured Securities	500	500	507

	$2,110	$2,110	$2,181

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

5* Securities

The Company’s overall exposure to 5* securities was as shown below:

(In thousands except for number of securities):

Investment	Number of 5* Securities		Aggregate Book Adjusted Carry Value		Aggregate Fair Value
	Current Year	Prior Year	Current Year	Prior Year	Current Year	Prior Year
LBSS	2	3	$2,539	$12,383	$2,745	$13,347

Total	2	3	$2,539	$12,383	$2,745	$13,347

4. MORTGAGE LOANS

The Company invests in commercial first mortgage loans throughout the United States and Great Britain. Investments are diversified by property type and geographic area. The Company monitors the condition of the mortgage loans in its portfolio.

In cases where mortgages have been restructured, appropriate allowances for losses are made. In those cases where, in management’s judgment, the mortgage loan’s value is impaired, appropriate losses are recorded.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table shows the geographical distribution of the statement value of the Company’s mortgage loan portfolio as of December 31, 2017 and 2016 (in thousands):

	2017	2016
Alabama	$3,512	$3,685
Arizona	2,493	2,625
California	79,835	18,598
Colorado	17,823	18,424
Connecticut	10,925	—
District of Columbia	—	54,584
Florida	485	820
Georgia	1,260	1,977
Idaho	1,508	1,574
Illinois	33,917	27,306
Kansas	13,300	—
Kentucky	1,830	3,005
Louisiana	742	1,324
Maine	2,478	1,346
Massachusetts	1,026	1,753
Michigan	7,669	5,934
Minnesota	631	12,383
Mississippi	2,684	2,795
New Jersey	5,832	6,213
New Mexico	4,385	4,628
New York	246,421	139,363
North Carolina	7,479	8,786
Ohio	9,545	10,814
Oregon	5,744	9,381
Pennsylvania	4,332	6,831
Rhode Island	153	241
South Carolina	1,993	2,435
Tennessee	—	78
Texas	13,320	16,815
Utah	3,945	4,322
Virginia	1,731	2,180
Washington	1,986	2,361
Wisconsin	209	1,915
Great Britain	4,629	2,947
General allowance for loan loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$491,362	$374,983

The Company had $36.3 million and $46.3 million of outstanding mortgage loan commitments on real estate as of December 31, 2017 and December 31, 2016 respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company originated eighteen mortgage loans with a total cost of $229.4 million during the year ended December 31, 2017 with rates ranging from 3.36% to 9.83%, seventeen mortgage loans with a total cost of $118.7 million during the year ended December 31, 2016 with rates ranging from 3.0% to 13.68% and three mortgage loans with a total cost of $165.5 million during the year ended December 31, 2015 with rates ranging from 5.24% to 6.25%. During the years ended December 31, 2017, 2016 and 2015, the Company did not reduce interest rates on any outstanding mortgage loans. Mortgage loans are collateralized by the related properties and are no more than 75% of the property’s value at the time the original loan is made.

A loan is considered impaired when it is probable that the principal or interest is not collectible in accordance with the contractual terms of the loan. The allowance for credit losses is estimated using the present value of expected cash flows discounted at the loan’s effective interest rate or the fair value of the collateral. A specific allowance for loan loss is established for an impaired loan if the present value of expected cash flows discounted at the loan’s effective interest rate, or the fair value of the loan collateral, less cost to sell, is less than the recorded amount of the loan. The Company did not have a specific allowance for loan loss at December 31, 2017 and 2016. A general allowance for loan loss is established based on an assessment of past loss experience on groups of loans with similar characteristics and current economic conditions. The general allowance for loan loss was $2.5 million and $2.5 million at December 31, 2017 and 2016, respectively. While management believes that it uses the best information available to establish allowances, future adjustments may become necessary if economic conditions differ from the assumptions used in calculating them. At December 31, 2017 and 2016, the Company individually and collectively evaluated loans with a gross carrying value of $493.8 million and $377.4 million, respectively.

As of December 31, 2017 and 2016, the Company held no restructured loans. Should the Company hold any troubled debt, the Company may modify the terms of a loan by adjusting the interest rate, extending the maturity date, or both.

Delinquency status is determined based upon the occurrence of a missed contract payment. There were no loans past due greater than 90 days at December 31, 2017 or December 31, 2016.

The Company accrues interest income on impaired loans to the extent it is deemed collectible. Otherwise, receipts on non-performing loans are not recognized as interest income until the loan is no longer impaired, is sold, or is otherwise made whole. Any cash collected during the period where the loan is impaired is applied to lower its carrying value.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Other information is as follows:

		Residential		Commercial
(In Thousands)	Farm	Insured	All Other	Insured	All Other	Mezzanine	Total
December 31, 2017
Recorded Investment
Current	$—	$—	$—	$—	$493,822	$—	$493,822
December 31, 2016
Recorded Investment
Current	$—	$—	$—	$—	$377,443	$—	$377,443

The Company did not have any mortgages accruing interest more than 90 days past due or interest reduced during 2017 or 2016.

The Company did not have any investments in impaired loans during 2017 or 2016.

Allowance for Credit Losses:

(In Thousands)	2017	2016	2015
Balance at Beginning of Period	$2,460	$11,960	$15,415
Additions Charged to Operations	—	—	—
Direct Write-downs Charged Against The Allowances Recoveries of Amounts Previously Charged Off	—	(9,500)	(3,455)

Balance at End of Period	$2,460	$2,460	$11,960

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The credit quality indicator for the Company’s mortgage loans is an internal risk-rated measure based on the borrowers’ ability to pay and the value of the underlying collateral. The internal risk rating is related to an increasing likelihood of loss, with the lowest rating representing the category in which a loss is first expected. The following table shows the recorded investment of the Company’s mortgage loans, net of allowances for credit losses, aggregated by internal risk rating as of December 31, 2017 and 2016:

(In Thousands) Internal Risk Rating	2017	2016
AA	$210,901	$68,702
A	145,845	156,252
BBB	63,639	35,029
BB and Lower	73,437	117,460

Total	$493,822	$377,443

Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$491,362	$374,983

The following table provides an aging of past due commercial mortgage loans as of December 31, 2017 and 2016, based on the recorded investment net of allowances for credit losses:

(In Thousands)	2017	2016
Current	$493,822	$377,443
30-59 Days Past Due	—	—
60-89 Days Past Due	—	—

Total Past Due	$—	$—

Total Allowance for Loan Loss	(2,460)	(2,460)

Total Mortgage Loans on Real Estate	$491,362	$374,983

5.	REPURCHASE AGREEEMENTS AND REVERSE REPURCHASE AGREEMENTS TRANSACTIONS ACCOUNTED FOR AS SECURED BORROWING

REPURCHASE TRANSACTION - CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company opportunistically uses repurchase transactions in conjunction with its liquidity management program to temporarily provide short-term liquidity from time-to-time as needed and determined by the Company. Using repurchase transactions to meet the short-term liquidity needs positions the Company to be prepared to execute on opportunistic investments as they arise. The collateral posted by the Company is subject to fair value change and a decline in fair value could require the company to post additional collateral to the counterparty. This risk is mitigated by the company’s internal policy of limiting repurchase transactions to 5.0% of its available collateral. Potential liquidity risks arising from a duration mismatch between the collateral and repurchase transaction are mitigated by the Company’s other sources of liquidity, such as monthly principal and interest payments, premium sales by the Company, and other lines of credit established by the Company. The Company typically receives cash for its repurchase transactions, however on occasion the company has received United

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

States Treasuries. In the case of United State Treasuries, the Company monitors the price of the Treasury collateral to ensure the Company is adequately collateralized.

(2)	Type of Repurchase Trades Used

FOURTH QUARTER
a. Bilateral (YES/NO)	Yes
b. Tri-Party (YES/NO)	No

(3)	Original (Flow) & Residual Maturity

FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—
d. > 1 Week to 1 Month	—	—	—	—
e. > 1 Month to 3 Months	—	—	—	—
f. > 3 Months to 1 Year	—	—	—	—
g. > 1 Year	—	—	—	—

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FOURTH QUARTER
(In Thousands)	Jurisdiction	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX
b. Counterparty Credit Suisse Securities (USA) LLC	NY	$25,000	$25,000	$25,000	$25,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

5)	Securities “Sold” Under Repurchase - Secured Borrowing

	FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. BACV	XXX	XXX	XXX	$23,198
b. Nonadmitted - Subset of BACV	XXX	XXX	XXX	—
c. Fair Value	XXX	XXX	XXX	26,229

(6)	Securities Sold Under Repurchase - Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
Bonds - BACV	$—	$5,112	$18,086	$—	$—	$—	$—	$—
Bonds - FV	—	5,162	21,067	—	—	—	—	—
LB & SS - BACV	—	—	—	—	—	—	—	—
LB & SS - FV	—	—	—	—	—	—	—	—
Preferred Stock - BACV	—	—	—	—	—	—	—	—
Preferred Stock - FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Total Assets - BACV	—	5,112	18,086	—	—	—	—	—
Total Assets - FV	—	5,162	21,067	—	—	—	—	—

(7)	Collateral Received - Secured Borrowing

FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Cash	XX	XX	XX	$—
b. Securities (FV)	XX	XX	XX	24,621
c. Nonadmitted	XX	XX	XX	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(8)	Cash & Non Cash Collateral Received – Secured Borrowing by NAIC Designation

(In Thousands)	NONE	NAIC 1	NAIC 2	NAIC 3	NAIC 4	NAIC 5	NAIC 6	Nonadmitted
a. Cash	$—	$—	$—	$—	$—	$—	$—	$—
b. Bonds - FV	—	24,621	—	—	—	—	—	—
c. LB & SS - FV	—	—	—	—	—	—	—	—
d. Preferred Stock - FV	—	—	—	—	—	—	—	—
e. Common Stock	—	—	—	—	—	—	—	—
f. Mortgage Loans - FV	—	—	—	—	—	—	—	—
g. Real Estate - FV	—	—	—	—	—	—	—	—
h. Derivatives - FV	—	—	—	—	—	—	—	—
i. Other Invested Assets - FV	—	—	—	—	—	—	—	—
j. Total Collateral Assets - FV (Sum of a through i)	—	24,621	—	—	—	—	—	—

(9)	Allocation of Aggregate Collateral by Remaining Contractual Maturity

(in Thousands)	FAIR VALUE
a. Overnight and Continuous	$—
b. 30 Days or Less	—
c. 31 to 90 Days	—
d. > 90 Days	24,621

(10)	Allocation of Aggregate Collateral Reinvested by Remaining Contractual Maturity

Not applicable

(11)	Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

REVERSE REPURCHASE TRANSACTION – CASH PROVIDER -OVERVIEW OF SECURED BORROWING TRANSACTIONS

(1) The Company engages in a reverse repurchase agreement program. This program is intended to provide opportunistic, short-term financing to counterparties. Each repurchase agreement entered into is governed by the terms of the Master Repurchase Agreement (MRA) as agreed to between the parties. Under the terms of the MRA, the Company purchases investments from the counterparty and the counterparty agrees to repurchase the same, or similar investments, back from the Company on a specified date at a specified price. On the maturity date, the Company may elect to enter into a new repurchase agreement with that same repo counterparty. The Company’s decision to do so will be dependent on the Company’s liquidity needs and their assessment of the counterparty and collateral’s performance.

As a risk-mitigant, the Company requires its counterparties to post collateral in excess of the loan amount, otherwise known as overcollateralization. The amount of overcollateralization is up to the Company’s discretion, but will not be less

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

than 102%. On average, the Company has required overcollateralization of 120%. The short duration of the repurchase agreements and the overcollateralization required by the Company mitigate potential financial risks associated with the transactions.

(2)	Type of Repurchase Trades Used

FOURTH QUARTER
a. Bilateral (Yes/No)	Yes
b. Tri-Party (Yes/No)	No

3)	Original (Flow) & Residual Maturity

	FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Open - No Maturity	$25,000	$25,000	$25,000	$25,000
b. Overnight	—	—	—	—
c. 2 Days to 1 Week	—	—	—	—
d. > 1 Week to 1 Month	—	214,555	63,707	—
e. > 1 Month to 3 Months	19,519	98,000	81,064	19,519
f. > 3 Months to 1 Year	206,069	490,409	360,089	460,409
g. > 1 Year	—	—	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(4)	Counterparty, Jurisdiction and Fair Value (FV)

		FOURTH QUARTER
(In Thousands)	Jurisdiction	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
a. Default (Fair Value of Securities Sold/ Outstanding for Which the Repurchase Agreement Defaulted)	XX	XX	XX	XX	XX
b. Counterparty
Abatross AH, LLC	DE	$40,000	$40,000	$40,000	$40,000
Auburndale Asset Holdings, Ltd	Cayman	18,000	18,000	18,000	18,000
Berentson Collateral Holding Company	DE	34,000	68,000	34,557	34,000
Bridger Financial, LLC	DE	35,250	70,500	35,828	35,250
Credit Suisse Securities (USA) LLC	NY	25,000	25,000	25,000	25,000
Erikson AH, LLC	DE	40,000	40,000	40,000	40,000
FCE Funding, LLC	DE	10,000	40,000	39,508	10,000
Fleetwood Funding Company, LLC	DE	27,200	27,200	27,200	27,200
Lakeield Funding, LLC	DE	—	25,840	25,416	25,840
MPR Asset Funding, LLC	DE	—	44,000	41,115	44,000
Pennington Asset Holdings Ltd.	Cayman	—	22,500	21,762	22,500
Platler Financial Holdings, LLC	NJ	43,988	65,104	45,195	43,988
Secured Loan Funding 06-01, LLC	DE	—	36,000	34,820	36,000
Shook Hill Asset Holdings, Ltd.	Cayman	40,000	40,000	40,000	40,000
Solent Loan Investor, LLC	DE	28,750	28,750	28,750	28,750
Wickston Funding, LLC	DE	—	34,400	32,708	34,400

(5)	Fair Value of Securities Acquired Under Repurchase – Secured Borrowing

	FOURTH QUARTER
(In Thousands)	MINIMUM	MAXIMUM	AVERAGE DAILY BALANCE	ENDING BALANCE
Fair Value of Securities Acquired Under Repurchase—Secured Borrowing	XX	XX	XX	$602,239

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

(6)	Securities Acquired Under Repurchase – Secured Borrowing by NAIC Designation

(In Thousands)	1 NONE	2 NAIC 1	3 NAIC 2	4 NAIC 3	5 NAIC 4	6 NAIC 5	7 NAIC 6	8 NONADMITTED
Bonds—FV	$399,285	$24,621	$—	$—	$—	$—	$—	$—
LB & SS—FV	—	178,333	—	—	—	—	—	—
Preferred Stock—FV	—	—	—	—	—	—	—	—
Common Stock	—	—	—	—	—	—	—	—
Mortgage Loans—FV	—	—	—	—	—	—	—	—
Real Estate—FV	—	—	—	—	—	—	—	—
Derivatives—FV	—	—	—	—	—	—	—	—
Other Invested Assets—FV	—	—	—	—	—	—	—	—

Total Assets	$399,285	$202,954	$—	$—	$—	$—	$—	$—

(7)	Collateral Pledged – Secured Borrowing

Not applicable

(8)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(9)	Allocation of Aggregate Collateral Pledged by Remaining Contractual Maturity

Not applicable

(10)	Recognized Liability to Return Collateral – Secured Borrowing (Total)

Not applicable

6.	INVESTMENT GAINS AND LOSSES

Realized capital gains and losses on bonds, preferred stock, mortgages and interest rate swaps, which relate to changes in the general level of interest rates, are charged or credited to the IMR, net of tax, and amortized into operations over the remaining contractual life of the security sold. Realized gains and losses from all other investments are reported, net of tax, in the Statements of Operations but are not included in the computation of net gain from operations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Changes in unrealized gains and losses on investments are reported as a component of Capital Stock and Surplus, net of deferred income taxes.

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Realized Gains (Losses):
Bonds	$12,901	$185,285	$35,808
Preferred Stocks	(46)	16	141
Common Stocks	—	7,060	(209)
Common Stocks of Affiliates	—	—	278
Mortgage Loans	(57)	63	17,486
Real Estate	—	—	1,678
Cash, Cash Equivalents and Short-term Investments	155	88	265
Other Invested Assets	(590)	950	(1,864)
Other Hedging Investments	—	4,783	(143)
Derivative Instruments	27,896	63,478	56,014

Subtotal	40,259	261,723	109,454
Capital Gains Tax Expense (Benefit)	8,105	60,364	6,100

Net Realized Gains	32,154	201,359	103,354
(Gains) Transferred to IMR (Net of Taxes)	$(8,109)	$(126,772)	$(35,635)

Total	$24,045	$74,587	$67,719

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Changes in Net Unrealized Capital Gains (Losses) Net of Deferred Income Tax:
Bonds	$(77)	$119	$(267)
Common Stocks of Non-affiliates	(1,473)	8,003	759
Common Stocks of Affiliates	(33,845)	2,897	(15,020)
Mortgage Loans	—	6,175	2,246
Derivative Instruments	26,171	(39,386)	14,374
Other Hedging Investments	7,694	(135,495)	(9,597)
Other Invested Assets	(115,335)	2,582	2,206
Tax Rate change impact	21,140	—	—

Total	$(95,725)	$(155,105)	$(5,299)

The deferred tax netted in unrealized capital gains (losses) above, except for common stock of affiliates and other affiliated invested assets, was ($21.6) million, $57.6 million, and $4.9 million at December 31, 2017, 2016 and 2015, respectively.

Late in 2015, the Company implemented a public bond trading strategy which results in the increase in investment cash flows from both sales and acquisitions of bonds. Included in the investment cash flows are proceeds from sales of bonds to related parties and the cost of bonds acquired from related parties totaling $1,060.9 million and $1,001.2 million, respectively, for the year ended December 31, 2017, $4,162.8 million and $3,961.5 million, respectively, for the year ended December 31, 2016, and $5.0 million and $8.7 million, respectively, for the year ended December 31, 2015. Net realized gains before taxes and transfers to the IMR associated with the related-party sales totaled $9.0 million, $50.5 million and $0.1 million for the years ended December 31, 2017, 2016 and 2015, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

7.	NET INVESTMENT INCOME

Net investment income consisted of:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Bonds (Unaffiliated)	$359,474	$296,501	$259,795
Bonds (Affiliated)	—	—	1,246
Preferred Stocks (Unaffiliated)	14,351	1,943	1,992
Common Stocks (Unaffiliated)	23,086	11,747	11,212
Common Stocks (Affiliated)	40,436	18,038	37,047
Mortgage Loans	27,277	26,223	41,268
Real Estate	—	—	1,664
Contract Loans	29,563	34,293	26,230
Cash, Cash Equivalents and Short-term Investments	47,434	62,031	48,296
Derivative Instruments	(285,985)	(243,007)	(11,850)
Other Invested Assets	27,054	37,645	35,822
Other Investment Income	—	3	—

Gross Investment Income	282,690	245,417	452,722

Interest Expense on Surplus Notes	(43,260)	(43,260)	(43,260)
Investment Expenses and Other Interest Expense on Borrowed Money	(34,729)	(30,262)	(27,839)

Net Investment Income	$204,701	$171,895	$381,623

The Company’s policy is to exclude investment income due and accrued with amounts that are over 90 days past due or where the collection of interest is uncertain. The Company did not have investment income due and accrued excluded from surplus for the years ended December 31, 2017 and 2016.

8.	DERIVATIVES

The Company uses derivatives for hedging or replication purposes only. Interest rate swaps are mainly employed for hedging guaranteed minimum living benefits for certain variable annuity contracts and for duration matching purposes.

Options and swaptions are used to hedge equity and interest exposure embedded in the Company’s fixed, fixed index, and variable annuity products. Futures are used to hedge equity exposure included in fixed indexed annuities, as well as the guaranteed minimum death and living benefit features of the Company’s variable annuities. Currency forwards and swaps are used to hedge changes in foreign currency exchange (“FX”) rates.

Interest swaps, options, swaptions and currency swaps are reported at fair value, with the unrealized gain or loss reported as an adjustment to surplus if not a designated effective hedge. All futures are marked to market and settled on a daily basis, with the gain or loss reported as a component of net investment income (loss).

Beginning in July 2015, the Company began hedging its fixed index annuity product with OTC options utilizing the CROCI, Sector III, and MAA indices. The equity exposure embedded in the annuity contract is hedged using these

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

options. These options have been designated as fair value hedges. The mark to market on the options is recorded as a component of net investment income and the offsetting change in liability is recorded through income.

Market risk is the risk of loss due to market price changes of the derivative instrument or the underlying security or index. To mitigate this risk, the Company matches the market sensitivity of the hedge with the market sensitivity of the underlying asset or liability being hedged.

Credit risk is the counterparty credit risk or risk of loss as a result of default or a decline in market value stemming from a credit downgrade of the counterparty to the derivative transaction. The Company minimizes this risk by entering into derivatives only with counterparties that meet certain criteria, by utilizing standardized agreements, and by limiting counterparty concentrations.

All derivative transactions are covered under standardized contractual agreements with counterparties, all of which include credit-related contingent features. Certain counterparty relationships also may include supplementary agreements with tailored terms, such as additional triggers for early terminations, acceptable practices related to cross-transaction netting, and minimum thresholds for determining collateral.

Credit-related triggers include failure to pay or deliver on an obligation past certain grace periods, bankruptcy or the downgrade of credit ratings to below a stipulated level. These triggers apply to both the Company and its counterparty.

At December 31, 2017 and 2016, the Company pledged $101.1 million and $146.8 million, respectively, in U.S. Treasury securities and cash as collateral to counterparties. At December 31, 2017 and 2016, counterparties pledged to the Company $224.3 million and $131.4 million, respectively, in collateral comprised of cash and U.S. Treasury securities and corporate bonds.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Derivatives are carried in accordance with SSAP No. 86, Derivatives. The Company’s underlying notional or principal amounts associated with open derivatives positions were as follows (in thousands):

	Outstanding at
	December 31, 2017
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,935,893	$40,144	$—	$40,144
Currency Swaps	182,148	15,892	—	15,892
FX Forwards	4,012	(308)	—	(308)
Payor Swaptions	800,000	751	7,890	(7,139)
Equity Index Options	2,012,068	212,356	60,141	152,215

Total	$5,934,121	$268,835	$68,031	$200,804

	Outstanding at
	December 31, 2016
	Notional	Fair Value/
	Principal	Statement	Amortized	Unrealized
	Amounts	Value	Cost	Gain (Loss)
Interest Rate Swaps	$2,702,000	$40,468	$—	$40,468
Currency Swaps	102,509	20,806	—	20,806
FX Forwards	4,954	44	—	44
Payor Swaptions	800,000	2,707	7,890	(5,183)
Equity Index Options	1,379,451	138,055	49,796	88,259

Total	$4,988,914	$202,080	$57,686	$144,394

At December 31, 2017 and 2016, open futures contracts had a notional value of $1,676.4 million and $2,368.0 million and a fair value of $1.6 million and ($0.1) million, respectively. These amounts did not include the component of variation margin that had already been cash settled.

The Company did not have derivative contracts with financing premiums during 2017 or 2016.

9.	REINSURANCE

Reinsurance ceded contracts do not relieve the Company from its obligations to policyholders. The Company remains liable to its policyholders for the portion reinsured to the extent that any reinsurer does not meet the obligations assumed under the reinsurance agreement. To minimize its exposure to significant losses from reinsurer insolvencies, the Company regularly evaluates the financial condition of its reinsurers and monitors concentrations of credit risk. Management believes that any liability arising from this contingency is unlikely.

The Company has two reinsurance agreements with Barbco, refer to Note 2 for additional details. The Company has liabilities for the funds held under the coinsurance with funds held treaty with Barbco of $247.5 million and $263.7 million at December 31, 2017 and 2016, respectively.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company cedes certain risks to DLRC through the VA Treaty and the FIA Treaty. Refer to Note 2 for further details.

The Company has agreements with several unrelated companies, which provide for reinsurance of portions of the net amount at risk under certain of the Company’s individual variable universal life, individual universal life, individual private placement variable universal life, corporate and bank-owned life insurance policies and accidental death benefit. These amounts are reinsured on either a monthly renewable term, yearly renewable term, or coinsurance basis.

The Company has agreements with unrelated companies that provide for reinsurance of guaranteed minimum death benefits under certain of its variable annuity contracts. These amounts are reinsured on a monthly renewable term basis.

The effects of reinsurance were as follows:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Premiums and Annuity Considerations:
Direct	$2,079,789	$1,891,709	$1,369,407
Ceded—Affiliated	(29,101)	(60,552)	(33,974)
Ceded—Non-affiliated	(17,295)	(16,723)	(14,250)

Net Premiums and Annuity Considerations	$2,033,393	$1,814,434	$1,321,183

Insurance and Other Individual Policy Benefits and Claims:
Direct	806,146	824,340	804,664
Assumed—Non-affiliated	4,182	4,287	4,621
Ceded—Affiliated	(26,772)	(62,746)	(29,383)
Ceded—Non-affiliated	(25,515)	(12,381)	(16,698)

Net Policy Benefits and Claims	$758,041	$753,500	$763,204

10.	RESERVES

The reserves for life insurance and annuity contracts are computed in accordance with presently accepted actuarial standards and are based on actuarial assumptions and methods (including use of published mortality tables and prescribed interest rates and methodologies) which produce reserves at least as great as those required by law and contract provisions.

Deduction of deferred fractional premiums upon death of the insured and return of any portion of the final premium for the period beyond the date of death are not applicable to the business of the Company. Surrender values are not promised in excess of reserves legally computed.

For policies with annual extra premiums, additional reserves are held equal to one-half the extra premium. Extra premiums on single premium policies are amortized over ten years. Policies issued with premiums corresponding to ages higher than the true ages are valued at the rated-up ages. Policies issued subject to a lien are valued as if the full amount were payable without any deduction. For interest-sensitive policies, substandard risks are reflected in the cost of insurance charges.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

As of December 31, 2017 and 2016, the Company had $11.4 million and $15.0 million, respectively, of insurance in force (direct and assumed), for which gross premiums were less than the net premiums according to the standard of valuation required by the State of Delaware. Reserves (direct and assumed) to cover the above insurance totaled of $2.7 million and $3.3 million as of December 31, 2017 and 2016, respectively.

The Tabular Interest has been determined by formula as described in the NAIC instructions, except for some business which is determined from basic policy data for reserving. The Tabular less Actual Reserve Released has been determined by formula as described in the NAIC instructions. The Tabular Cost has been determined by formula as described in the NAIC instructions, except for universal life products which use cost of insurance and some business which uses basic policy data for reserving. The Tabular Interest on Funds not Involving Life Contingencies was determined from the interest credited to the deposits, except for certain guaranteed interest contracts which are determined by formula as described in the NAIC instructions. Other than normal updates of reserves, the only significant reserve changes as of December 31, 2017 and 2016 were the changes in additional reserves held due to asset adequacy analysis testing. Direct asset adequacy reserves were $58.4 million and $38.4 million at December 31, 2017 and 2016, respectively.

11.	WITHDRAWAL CHARACTERISTICS OF ANNUITY ACTUARIAL RESERVES AND DEPOSIT-TYPE LIABILITIES

The withdrawal characteristics of annuity actuarial reserves and deposit-type contract funds and other liabilities without life or disability contingencies were as follows:

December 31, 2017

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2017	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$5,857,681	$549,153	$—	$6,406,834	28.092%
At Book Value Less Current Surrender Charge of 5% or More	979,337	—	—	979,337	4.294%
At Fair Value	—	—	12,970,762	12,970,762	56.874%

Total with Adjustment or at Market Value	6,837,018	549,153	12,970,762	20,356,933	89.260%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,428,649	—	—	1,428,649	6.264%
Not Subject to Discretionary Withdrawal	996,612	—	24,046	1,020,658	4.476%

Total (Gross: Direct and Assumed)	9,262,279	549,153	12,994,808	22,806,240	100.000%
Reinsurance Ceded	30,353	—	—	30,353

Total (Net)	$9,231,926	$549,153	$12,994,808	$22,775,887

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

December 31, 2016

(In Thousands)	General Account	Separate Account with Guarantees	Separate Account Nonguaranteed	Total 12/31/2016	% of Total
Subject to Discretionary Withdrawal:
With Market Value Adjustment	$4,181,594	$631,068	$—	$4,812,662	22.300%
At Book Value Less Current Surrender Charge of 5% or More	905,638	—	—	905,638	4.196%
At Fair Value	—	—	13,278,650	13,278,650	61.528%

Total with Adjustment or at Market Value	5,087,232	631,068	13,278,650	18,996,950	88.025%
At Book Value Without Adjustment (Minimal or no Charge or Adjustment)	1,553,695	—	—	1,553,695	7.199%
Not Subject to Discretionary Withdrawal	1,010,759	—	20,000	1,030,759	4.776%

Total (Gross: Direct +Assumed)	7,651,686	631,068	13,298,650	21,581,404	100.000%
Reinsurance Ceded	29,630	—	—	29,630

Total (Net)	$7,622,056	$631,068	$13,298,650	$21,551,774

12.	SEPARATE ACCOUNTS

The Company has established insulated Separate Accounts applicable to various classes of contracts providing for variable benefits. Contracts for which funds are invested in insulated variable Separate Accounts include individual and group life and annuity contracts. The assets (securities) in these insulated accounts are carried at fair value and the investment risk associated with such assets is retained by the contract holder. These variable products provide minimum death benefits and, in certain annuity contracts, minimum accumulation income or withdrawal benefits. The minimum guaranteed benefit reserves associated with the insulated Separate Accounts are reported in “Aggregate reserve for the life contracts” in the Company’s Statements of Admitted Assets, Liabilities and Capital Stock and Surplus.

The Company has also established non-insulated Separate Accounts for certain contracts that include an MVA feature associated with fixed rates, including for amounts allocated to the fixed portion of certain combination fixed and variable deferred annuity contracts. The assets in the variable deferred annuity Separate Account are carried at fair value. For some MVA contracts, the assets in the fixed deferred annuity Separate Account are carried on a General Account basis. The assets of the non-insulated Separate Account are not legally insulated and can be used by the Company to satisfy claims resulting from the General Account.

The Company earns Separate Account fees for providing administrative services and bearing the mortality and the other guaranteed benefit risks related to variable contracts. Net investment income, capital gains and losses, and changes in mutual fund asset values in variable Separate Accounts are allocated to policyholders and therefore are not reflected in the Company’s Statements of Operations for the General Account.

For the current reporting year, the Company reported assets and liabilities from the following products in a Separate Account:

•	Variable Life

•	Variable Annuity

•	MVA Annuity

A majority of the variable Separate Account assets are legally insulated from the Company’s General Account, whereas the non-insulated Separate Account assets are not legally insulated. The legal insulation of the Separate

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Account assets prevents such assets from being generally available to satisfy claims resulting from the General Account. The Separate Account classification of “legally insulated” vs. “not legally insulated” is supported by Section 2932 of the Delaware Insurance Code.

The Company maintained Separate Account assets totaling $23,870.4 million and $25,101.8 million as of December 31, 2017 and 2016, respectively. As of December 31, 2017 and 2016, the Company’s Separate Account statements included legally insulated assets of $23,004.7 million and $23,977.7 million, respectively.

The assets legally insulated and non-legally insulated from the General Account as of December 31, 2017 were attributed to the following products:

Product (In Thousands)	Legally Insulated Assets	Not - Legally Insulated Assets	Total
Variable Life	$9,866,623	$—	$9,866,623
Variable Annuity	13,138,063	—	13,138,063
MVA Annuity	—	865,665	865,665

Total	$23,004,686	$865,665	$23,870,351

Separate Account liabilities are determined in accordance with prescribed actuarial methodologies, which approximate the fair value of the related assets less applicable surrender charges. The resulting surplus is recorded in the Statements of Operations for the General Account as a component of “Net transfers (from) or to Separate Accounts net of reinsurance.” The variable Separate Accounts are non-guaranteed Separate Accounts, wherein the policyholder assumes substantially all the investment risks and rewards. MVA Separate Accounts are guaranteed Separate Accounts, wherein the Company contractually guarantees either a minimum return or account value to the policyholder. In accordance with the guarantees provided, if the investment proceeds are insufficient to cover the rate of return guaranteed for the product, the policyholder proceeds will be remitted by the General Account.

The Company had $20,706.7 million and $20,856.1 million of non-guaranteed Separate Account reserves and $549.1 million and $631.1 million of guaranteed Separate Account reserves as of December 31, 2017 and 2016, respectively.

To compensate the General Account for the risk associated with Separate Account guarantees, risk charges of $206.1 million, $207.6 million, and $206.8 million were received by the General Account from the Separate Accounts during the years ended December 31, 2017, 2016 and 2015, respectively.

For the years ended December 31, 2017, 2016 and 2015, the Company’s General Account paid $84.0 million, $95.7 million, and $81.0 million for Separate Account guarantees, respectively.

The Company does not engage in securities lending transactions within its Separate Account.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

An analysis of the Separate Account reserves as of December 31, 2017 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ Equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2017	$8,922	$143,332	$152,254
Reserves at 12/31/2017
For Accounts with Assets at:
Fair Value	167,560	20,706,728	20,874,288
Amortized Cost	381,593	—	381,593

Total Reserves	$549,153	$20,706,728	$21,255,881

By Withdrawal Characteristics:
With Market Value Adjustment	$549,153	$—	$549,153
At Fair Value	—	20,682,682	20,682,682

Subtotal	549,153	20,682,682	21,231,835
Not Subject to Discretionary Withdrawal	—	24,046	24,046

Total	$549,153	$20,706,728	$21,255,881

An analysis of the Separate Account reserves as of December 31, 2016 is as follows:

(In Thousands)	Nonindexed Guarantee Less than/ equal to 4%	Nonguaranteed Separate Accounts	Total
Premiums, Considerations or Deposits for Year Ended 12/31/2016	$(24,596)	$143,910	$119,314
Reserves at 12/31/2016
For Accounts with Assets at:
Fair Value	184,400	20,856,124	21,040,524
Amortized Cost	446,668	—	446,668

Total Reserves	$631,068	$20,856,124	$21,487,192

By Withdrawal Characteristics:
With Market Value Adjustment	$631,068	$—	$631,068
At Fair Value	—	20,836,124	20,836,124

Subtotal	631,068	20,836,124	21,467,192
Not Subject to Discretionary Withdrawal	—	20,000	20,000

Total	$631,068	$20,856,124	$21,487,192

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Below is the reconciliation of “Net Transfers (from) or to Separate Accounts net of reinsurance” in the Statements of Operations of the Company:

	Years Ended December 31,
(In Thousands)	2017	2016	2015
Transfers to Separate Accounts	$152,254	$119,314	$219,252
Transfers (from) Separate Accounts	(2,172,432)	(2,068,510)	(2,379,922)

Net Transfers (from) Separate Accounts net of reinsurance in the Statement of Operations	$(2,020,178)	$(1,949,196)	$(2,160,670)

13.	FAIR VALUE OF FINANCIAL INSTRUMENTS

Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. In determining fair value, the Company uses various methods including market, income and cost approaches. The Company utilizes valuation techniques that maximize the use of observable inputs and minimize the use of unobservable inputs.

The Company has categorized its financial instruments into a three-level hierarchy based on the priority of the inputs to the valuation technique. The fair value hierarchy gives the highest priority to quoted prices in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). If the inputs used to measure fair value fall within different levels of the hierarchy, the category level is based on the lowest priority level input that is significant to the fair value measurement of the instrument.

Financial assets and liabilities recorded at fair value in the Company’s Statutory Statements of Admitted Assets, Liabilities and Capital Stock and Surplus are categorized as follows:

Level 1

•	Valuation inputs are unadjusted quoted prices for identical assets or liabilities in an active market.

The types of assets and liabilities utilizing Level 1 valuation inputs generally include cash, cash equivalents, short term investments, U.S. Treasury and agency securities, investments in publicly-traded mutual funds with quoted market prices, and exchange-traded derivatives.

Level 2

•	Valuation is based upon quoted prices in markets that are not active or significant inputs that are observable either directly or indirectly.

Level 2 inputs include the following:

•	Quoted prices for similar assets or liabilities in active markets,

•	Quoted prices for identical or similar assets or liabilities in non-active markets,

•	Inputs other than quoted market prices that are observable, and

•	Inputs that are derived principally from or corroborated by observable market data through correlation or other means.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The types of assets and liabilities utilizing Level 2 valuations generally include U.S. government securities not backed by the full faith and credit of the U.S. government, municipal bonds, structured notes, certain ABS (including collateralized debt obligations, RMBS and CMBS), certain corporate debt, certain private equity investments, and certain derivatives.

Level 3

•	Valuation utilizes techniques that require inputs that are both unobservable and significant to the overall fair value measurement.

These valuations reflect management’s opinions regarding the assumptions a market participant would use in pricing the asset or liability. Generally, the types of assets and liabilities utilizing Level 3 valuations are certain ABS, RMBS and CMBS, certain commercial mortgages, certain corporate debt, certain private equity investments, certain mutual fund holdings, and certain derivatives.

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2017 were as follows:

(In Thousands) Description for Each Class of Asset or Liability	Level 1	Level 2	Level 3	Total	Net Asset Value (“NAV”) Included in Level 2
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	$—	$1,905	$125,472	$127,377	$—
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,118	1,118	—
Industrial and Miscellaneous	—	19	—	19	—
Derivative Assets (d)
Interest Rate Contracts	40,912	41,143	—	82,055	—
Equity Contracts	4,339	212,356	—	216,695	—
Foreign Exchange Contracts	—	15,944	—	15,944	—
Separate Accounts Assets (c) (e)	14,955,094	5,774,901	653,171	21,383,166	199,884

Total Assets at Fair Value	$15,000,345	$6,046,268	$779,761	$21,826,374	$199,884

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(34,040)	$—	$(34,040)	$—
Derivative Liabilities (d)
Interest Rate Contracts	(14,264)	(26,895)	—	(41,159)	—
Equity Contracts	(1,000)	—	—	(1,000)	—
Foreign Exchange Contracts	(1,740)	(360)	—	(2,100)	—

Total Liabilities at Fair Value	$(17,004)	$(61,295)	$—	$(78,299)	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The fair value of the Company’s assets and liabilities classified by these levels as of December 31, 2016 were as follows:

(In Thousands) Description for each class of asset or liability	Level 1	Level 2	Level 3	Total	Net Asset Value (“NAV”) Included in Level 2
Assets at Fair Value:
Common Stock—Unaffiliated (a)
Industrial and Miscellaneous	—	2,220	$105,124	$107,344	$—
Bonds—Unaffiliated (b)
Asset-backed Securities	—	—	1,219	$1,219	—
Industrial and Miscellaneous	—	21	—	$21	—
Derivative Assets (d)
Interest Rate Contracts	37,084	44,918	1,551	$83,553	$—
Equity Contracts	4,750	138,054	—	$142,804	$—
Foreign Exchange Contracts	47	20,854	—	$20,901	$—
Separate Accounts Assets (c) (e)	15,281,948	5,957,666	418,867	21,658,481	226,300

Total Assets at Fair Value	$15,323,829	$6,163,733	$526,761	$22,014,323	$226,300

Liabilities at Fair Value:
Separate Accounts (c)	$—	$(35,432)	$—	$(35,432)	$—
Derivative Liabilities (d)
Interest Rate Contracts	(8,253)	(32,532)	—	(40,785)	—
Equity Contracts	(2,130)	—	—	(2,130)	—
Foreign Exchange Contracts	(2,329)	(5)	—	(2,334)	—

Total Liabilities at Fair Value	$(12,712)	$(67,969)	$—	$(80,681)	$—

(a)	Common stocks are carried at fair value.
(b)	Bonds with NAIC designations of 6 are carried at the lower of amortized cost or fair value. Where fair value is less than amortized cost, amounts are included in the tables above.
(c)	Separate Account invested assets are typically carried at fair value. In instances where market risk is guaranteed by the Company, bonds and preferred stocks are carried at amortized cost based on their respective NAIC designation. Separate Account assets also include $2,001.9 million and $2,781.0 million of investment income and receivables due at December 31, 2017 and 2016, respectively. Separate Account liabilities include derivative liabilities carried at fair value.
(d)	The derivatives included in the leveling descriptions are carried at fair value.
(e)

Includes assets with a fair value of $199.9 million and $226.3 million at December 31, 2017 and 2016 respectively , in hedge funds, private equities and other alternative investments for which fair value is measured at Net Asset Value (“NAV”) using the practical expedient. These investments are not quoted on a securities exchange or in the over the counter market. As of December 31, 2017 or 2016, there were no unfunded commitments. The investments have liquidity restrictions consisting of notice periods (typically 60 days),

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

redemption schedules (typically quarterly) and hold backs (typically 3% of the investment is held back till the next annual audit is completed). The redemption period may be extended if there is a delay in liquidating underlying holdings within an investment. The investments are within the policyholders separate accounts so any fluctuation in NAV will result in a corresponding change in the policyholder reserve liability and therefore will have no impact on income.

None of the Company’s assets measured at fair value transferred between Levels 1 and 2 during the years ended December 31, 2017 and December 31, 2016.

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2017:

(In Thousands)	Beginning Balance at 01/01/2017	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2017
Assets:
Common Stock Unaffiliated	$105,124	$—	$—	$—	$(1,166)	$21,695	$—	$—	$(181)	$125,472
Bonds—Unaffiliated:
Asset-backed Securities	1,219	—	—	—	(101)	—	—	—	—	1,118
Derivative Assets	1,551	781	(2,332)	—	—	—	—	—	—	—
Separate Accounts Assets	418,867	19,526	(77,204)	773	2,139	443,652	217	(120,971)	(33,828)	653,171

Total Assets	$526,761	$20,307	$(79,536)	$773	$872	$465,347	$217	$(120,971)	$(34,009)	$779,761

The following table is a reconciliation of the beginning and ending balances for assets and liabilities which were categorized as Level 3 for the year ended December 31, 2016:

(In Thousands)	Beginning Balance at 01/01/2016	Transfers Into Level 3	Transfers Out of Level 3	Total Gains and (Losses) Included in Net Income	Total Gains and (Losses) Included in Surplus	Purchases	Issuances	Sales	Settlements	Ending Balance at 12/31/2016
Assets:
Common Stock Unaffiliated	$116,514	$—	$(3,953)	$3,438	$9,626	$56,562	$—	$(76,617)	$(446)	$105,124
Bonds—Unaffiliated:
Asset-backed Securities	1,093	—	—	—	126	—	—	—	—	1,219
Derivative Assets	2,647	—	—	—	858	—	—	693	(2,647)	1,551
Separate Accounts Assets	407,263	6,043	(48,884)	(368)	4,533	148,092	113	(79,269)	(18,656)	418,867

Total Assets	$527,517	$6,043	$(52,837)	$3,070	$15,143	$204,654	$113	$(155,193)	$(21,749)	$526,761

The Company transfers assets into or out of Level 3 at fair value as of the beginning of the reporting period. Transfers are made as a result of changes in the level of observability of inputs used to price the assets or changes in NAIC designations.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2017:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed Securities	Matrix Pricing	Spreads	$1,118	27	27
Common Stocks	Market Pricing	Spreads	125,472	1-193	34
Separate Accounts Assets	Market Pricing	Quoted Prices	333,462	98-107	106
	Matrix Pricing	Spreads	46,675	35-189	102
	Market Pricing	Quoted Prices	4,569	99-105	102

Total Assets			$511,296

The table below presents the balances of Level 3 assets measured at fair value with their corresponding pricing sources as of December 31, 2016:

	Valuation Techniques	Significant Unobservable Inputs	Fair Value	Range	Weighted Average
(In Thousands)
Bonds—Unaffiliated
Asset-backed securities	Matrix Pricing	Spreads	$1,219	26	29
Common Stocks	Market Pricing	Quoted Prices	83,640	88-107	101
Separate Accounts assets	Market Pricing	Quoted Prices	105,124	1-193	62
	Matrix Pricing	Spreads	61,962	94-193	101
	Market Pricing	Quoted Prices	5,802	31-105	97

Total assets			$257,747

There were no significant changes made in valuation techniques during 2017 and 2016.

Derivative values in the above tables are presented on a gross basis.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Aggregate Fair Value of all Financial Instruments

The following table presents the estimated fair values and carrying amounts of the Company’s financial instruments as of December 31, 2017:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (“NAV”) Included in Level 2
Cash, Cash Equivalents and Short-term Investments	$1,106,031	$1,106,031	$490,545	$615,486	$—	$—	$—
Bonds	8,179,480	8,089,119	252,974	6,132,260	1,794,246	—	—
Preferred Stocks	178,984	174,641	—	30,347	148,637	—	—
Common Stocks	127,377	127,377	—	1,905	125,472	—	—
Mortgages Loans on Real Estate	502,935	491,362	—	—	502,935	—	—
Derivatives – Options and Swaptions	213,107	213,107	—	213,107	—	—	—
Derivatives – Swaps and Forwards	97,248	97,248	40,912	56,336	—	—	—
Derivatives—Futures	4,339	4,339	4,339	—	—	—	—
Contract Loans	644,104	595,367	—	—	644,104	—	—
Other Invested Assets	431,441	431,733	—	101,901	329,540	—	101,901
Separate Account Assets	21,873,899	21,867,696	14,971,158	6,193,009	709,732	—	199,884
Contract holder Deposit Funds and Other Policyholder Liabilities	(503,609)	(464,401)	—	—	(503,609)	—	—
Derivatives – Swaps and Forwards	(41,520)	(41,520)	(14,264)	(27,256)	—	—	—
Derivatives—Futures	(2,739)	(2,739)	(2,739)	—	—	—	—
Separate Account Liabilities	(59,459)	(59,459)	—	(34,040)	(25,419)	—	—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table presents the estimated fair value and carrying amounts of the Company’s financial instruments as of December 31, 2016:

(In Thousands) Type of Financial Instrument	Aggregate Fair Value	Statement Value	Level 1	Level 2	Level 3	Not Practicable (Carrying Value)	Net Asset Value (“NAV”) Included in Level 2
Cash, Cash Equivalents and Short-term Investments	$1,082,724	$1,082,724	$231,516	$851,208	$—	—	—
Bonds	7,064,692	7,171,115	195,033	5,098,312	1,771,347	—	—
Preferred Stocks	33,390	33,584	—	33,390	—	—	—
Common Stocks	107,344	107,344	—	2,220	105,124	—	—
Mortgages Loans on Real Estate	384,539	374,983	—	—	384,539	—	—
Derivatives – Options and Swaptions	140,761	140,761	—	139,210	1,551	—	—
Derivatives – Swaps and Forwards	101,700	101,700	37,084	64,616	—	—	—
Derivatives—Futures	4,797	4,797	4,797	—	—	—	—
Contract Loans	663,327	618,946	—	—	663,327	—	—
Other Invested Assets	509,550	507,361	—	104,800	404,750	—	104,800
Separate Account Assets	22,291,250	22,321,087	15,288,428	6,453,120	549,702	—	226,300
Contract holder Deposit Funds and Other Policyholder Liabilities	(513,530)	(467,300)	—	—	(513,530)	—	—
Derivatives – Swaps and Forwards	(40,382)	(40,382)	(7,844)	(32,538)	—	—	—
Derivatives—Futures	(4,867)	(4,867)	(4,867)	—	—	—	—
Separate Account Liabilities	(60,707)	(60,707)	—	(35,432)	(25,275)	—	—

The methods and assumptions that the Company uses in determining the estimated fair value of its financial instruments are summarized below:

Cash, cash equivalents, and short-term investments—The carrying value for cash, cash equivalents, and short-term investments approximates fair value due to the short-term nature and liquidity of the balances.

Bonds—The Company determines the fair value of its publicly-traded fixed maturity securities using three primary pricing methods: third-party pricing services, non-binding broker quotes, and pricing models. Prices are first sought from third-party pricing services, with the remaining unpriced securities priced using one of the other two methods. Third-party pricing services derive the security prices through recently reported trades for identical or similar securities with adjustments for trading volumes and market observable information through the reporting date. In the event that there are no recent market trades, pricing services and brokers may use pricing models to develop a security price based on future expected cash flows discounted at an estimated market rate using collateral performance and vintages. The Company generally does not adjust quotes or prices obtained from brokers or pricing services.

Structured securities, such as ABS, RMBS and CMBS, are priced using third-party pricing services, a fair value model, or independent broker quotations. Typical inputs used by these three pricing methods include, but are not

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

limited to, reported trades, benchmark yields, issuer spreads, bids and/or estimated cash flows and prepayment speeds. In addition, estimates of expected future prepayments are factors in determining the price of ABS, RMBS and CMBS. These estimates are based on the underlying collateral and structure of the security, as well as prepayment speeds previously experienced in the market at interest rate levels projected for the underlying collateral. Actual prepayment experience may vary from these estimates.

For privately-placed fixed maturity securities, fair values are estimated using model prices or broker quotes. A portion of privately-placed fixed maturity securities (typically SEC Rule 144A securities) are priced using market prices. Also, a small subset of privately-placed fixed maturity securities are priced using matrix applications which take into account credit spreads for a variety of public and private securities of similar credit risk, maturity, prepayment and liquidity characteristics.

The Company’s ability to liquidate positions in privately-placed fixed securities and mortgages could be impacted to a significant degree by the lack of an actively-traded market. Although the Company believes that its estimates reasonably reflect the fair value of those instruments, its key assumptions about risk-free interest rates, risk premiums, performance of underlying collateral (if any), and other factors may not reflect those of an active market.

Equity securities - The fair value of the Company’s equity securities not accounted for under the equity method is first based on quoted market prices. Similar to fixed maturity securities, the Company uses pricing services and broker quotes to price equity securities for which a quoted market price is not available.

Mortgage loans on real estate—The fair value of mortgage loans is estimated by discounting future cash flows using current rates at which similar loans would be made to borrowers with similar credit ratings and for the same remaining maturities.

Derivatives—The fair values of swaps, swaptions, and forwards are based on current settlement values, dealer quotes, and market prices. Fair values for options and futures are also based on dealer quotes and market prices.

Contract loans—The fair value of policy loans is determined by estimating future policy loan cash flows and discounting the cash flows at a current market interest rate.

Other invested assets—Other invested assets (excluding investments accounted for under the equity method) include low income housing tax credits (“LIHTCs”), surplus debentures, collateral loans, and equipment lease trusts. The fair value of LIHTCs and equipment leases approximate their carrying values. The fair values of surplus debentures are obtained from third-party pricing services. Collateral loans are carried at amortized cost using pricing methods similar to private placements.

Separate Accounts—The estimated fair value of Separate Account assets and liabilities is determined using the same methodology described in Note 12. The difference between Separate Account assets and liabilities reflected in the chart above and the total recognized in the Statements of Admitted Assets, Liabilities and Capital and Surplus represents amounts that are attributable to non-financial instruments.

Contract holder deposit funds—The fair values of the Company’s General Account liabilities under investment-type contracts (insurance and annuity contracts that do not involve mortality or morbidity risks) is estimated using discounted cash flow analyses or surrender values. Those contracts that are deemed to have short-term guarantees have a carrying amount equal to their estimated fair value.

14.	FEDERAL INCOME TAXES

The application of SSAP No.101 requires a company to evaluate the recoverability of DTAs and, if necessary, to establish a valuation allowance to reduce the DTA to an amount which is more likely than not to be realized.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Considerable judgment is required in determining whether a valuation allowance is necessary and, if so, the amount of such valuation allowance. Although the realization is not assured, management believes it is more likely than not that DTAs will be realized. Therefore, the Company did not record a valuation allowance as of December 31, 2017 and December 31, 2016.

The components of the Company’s DTAs and DTLs as of December 31, 2017 and December 31, 2016 were as follows:

(In Thousands)	December 31, 2017			December 31, 2016			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Gross Deferred Tax Assets	$190,165	$—	$190,165	$262,307	$—	$262,307	$(72,142)	$—	$(72,142)
Statutory Valuation Allowance Adjustments	—	—	—	—	—	—	—	—	—

Adjusted Gross Deferred Tax Assets	190,165	—	190,165	262,307	—	262,307	(72,142)	—	(72,142)
Deferred Tax Assets Nonadmitted	6,301	—	6,301	—	—	—	6,301	—	6,301

Subtotal Net Admitted Deferred Tax Assets	183,864	—	183,864	262,307	—	262,307	(78,443)	—	(78,443)
Deferred Tax Liabilities	96,306	—	96,306	100,922	—	100,922	(4,616)	—	(4,616)

Net Admitted Deferred Tax Assets / (Net Deferred Tax Liabilities)	$87,558	$—	$87,558	$161,385	$—	$161,385	$(73,827)	$—	$(73,827)

The following table provides component amounts of the Company’s calculation by tax character in accordance with paragraphs 11.a, 11.b.i, 11.b.ii and 11.c of SSAP No. 101:

(In Thousands)	December 31, 2017			December 31, 2016			Change
Description	Ordinary	Capital	Total	Ordinary	Capital	Total	Ordinary	Capital	Total
Admission Calculation Components SSAP No. 101
(a) Admitted Pursuant to 11.a.	$—	$—	$—	$28,448	$—	$28,448	$(28,448)	$—	$(28,448)
(b) Admitted Pursuant to 11.b. (lesser of 11.b.i. or 11.b.ii.)	87,558	—	87,558	132,937	—	132,937	(45,379)	—	(45,379)
(c) 11.b.i	87,558	—	87,558	132,937	—	132,937	(45,379)	—	(45,379)
(d) 11.b.ii	—	—	205,430	—	—	221,177	—	—	(15,747)
(e) Admitted Pursuant to 11.c.	96,306	—	96,306	100,922	—	100,922	(4,616)	—	(4,616)

(f) Total Admitted Under 11.a.—11.c.	183,864	—	183,864	262,307	—	262,307	(78,443)	—	(78,443)
(g) Deferred Tax Liabilities	96,306	—	96,306	100,922	—	100,922	(4,616)	—	(4,616)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$87,558	$—	$87,558	$161,385	$—	$161,385	$(73,827)	$—	$(73,827)

	2017	2016
Ratio Percentage Used To Determine Recovery Period And Threshold Limitation Amount	1,024%	1,222%
Amount Of Adjusted Capital And Surplus Used To Determine Recovery Period And Threshold Limitation Above (In Thousands)	$1,375,832	$1,474,512

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following table provides the impact of tax planning strategies on adjusted gross and net admitted DTAs, as used in the Company’s SSAP No. 101 calculation.

	December 31, 2017		December 31, 2016		Change
(In Thousands)
Description	Ordinary	Capital	Ordinary	Capital	Ordinary	Capital
Impact of Tax Planning Strategies
Determination of Adjusted Gross Deferred Tax Assets and Net Admitted Deferred Tax Assets, by Tax Character as a Percentage.
Adjusted Gross Deferred Tax Assets	$190,165	—	$262,307	—	$(72,142)	—
Percentage of Adjusted Gross Deferred Tax Assets by Tax Character Attributable to the Impact of Tax Planning Strategies	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Net Admitted Adjusted Gross Deferred Tax Assets	$183,864	—	$262,307	—	$(78,443)	—
Percentage of Net Admitted Adjusted Gross Deferred Tax
Assets by Tax Character Because of the Impact of Tax Planning Strategies	5.00%	0.00%	4.00%	0.00%	1.00%	0.00%

The Company’s tax planning strategies include the use of reinsurance.

The Company had no temporary difference for which a DTL was not established.

The following tables provide the Company’s main components of income taxes incurred and DTAs and DTLs.

(In Thousands)	December 31, 2017	December 31, 2016	December 31, 2015
Current Income Tax
Federal Tax (Benefit) Expense from Operations	$(65,461)	$(39,991)	$(2,729)
Federal Income Tax Expense on Net Capital Gains	8,105	60,364	6,099

Current Income Tax (Benefit) Expense	$(57,356)	$20,373	$3,370

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The main components of the Company’s DTAs and DTLs as of December 31, 2017 and 2016 were as follows:

(In Thousands)	December 31, 2017	December 31, 2016	Change
Deferred Tax Assets:
Ordinary
Policyholder Reserves	$81,244	$177,897	$(96,653)
Investments	23,159	21,898	1,261
Deferred Acquisition Costs	15,403	20,352	(4,949)
Net Operating Loss Carryforward	44,573	—	44,573
Other (Including Items <5% of Total Ordinary Tax Assets)	25,786	42,160	(16,374)

Total Ordinary Deferred Tax Assets	$190,165	$262,307	$(72,142)
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	6,301	—	6,301

Admitted Ordinary Deferred Tax Assets	$183,864	$262,307	$(78,443)
Capital:
Investments	—	—	—
Net Capital Loss Carryforward	—	—	—

Subtotal	—	—	—
Statutory Valuation Allowance Adjustment	—	—	—
Nonadmitted	—	—	—

Admitted Capital Deferred Tax Assets	—	—	—

Admitted Deferred Tax Assets	$183,864	$262,307	$(78,443)

Deferred Tax Liabilities:
Ordinary
Investments	$36,335	$44,270	$(7,935)
Policyholder Reserves	59,971	56,652	3,319

Subtotal	$96,306	$100,922	$(4,616)
Capital:
Investments	—	—	—

Subtotal	—	—	—

Deferred Tax Liabilities	$96,306	$100,922	$(4,616)

Net Admitted Deferred Tax Assets / Deferred Tax Liabilities	$87,558	$161,385	$(73,827)

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The change in net deferred income taxes was comprised of the following:

(In Thousands) Description	December 31, 2017	December 31, 2016	Change
Total Deferred Tax Assets	$190,165	$262,307	$(72,142)
Total Deferred Tax Liabilities	96,306	100,922	(4,616)

Net Deferred Tax Assets / Deferred Tax Liabilities	$93,859	$161,385	$(67,526)
Statutory Valuation Allowance	—	—	—

Net Deferred Tax Assets / Deferred Tax Liabilities	$93,859	$161,385	$(67,526)
Tax Effect of Unrealized (Gains)/Losses			21,550

Change in Net Deferred Income Tax			$(89,076)

On December 22, 2017, the Tax Cuts and Jobs Act (“The Act”) was enacted that included a broad range of tax reform proposals affecting businesses, including a reduction of the corporate tax rate, repeal of the alternative minimum tax (AMT), the timing and amount of taxable income recognition and allowable deductions, and a new territorial tax system to address taxation of foreign earnings.

We have made our best efforts to quantify the impact of these provisions, as applicable, in the following schedules. Disclosures, as appropriate, consistent with Staff Accounting Bulletin No. 118 (SAB 118), as interpreted and adopted by NAIC SAPWG INT 18-01on February 8, 2018 are included.

The Company has accounted for the impact of the corporate tax rate change from 35% to 21% with respect to its deferred taxes. As a result of the decrease in the corporate tax rate, the Company recorded a net charge of $62.6 million through statutory surplus. This included a charge of $83.4 million related to the re-measurement of gross deferred tax balances related to operations, and a benefit of $20.8 million related to unrealized gains and losses.

The Act modified the provisions applicable to the determination of the tax basis of policy contract reserves. Broadly, these modifications eliminate the prior law federally prescribed reserve and require determination of reserves, by contract, using NAIC reserving standards multiplied by a discount factor. Although, we have not completed our analysis of contract level reserve calculations; based upon the work completed, we have made a reasonable estimate of the transition liability and its impact on the deferred income tax balances. The estimate will be revised in the period that we have completed our analysis of the impact of the modifications on our policy contract reserves.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The provision for federal income taxes incurred for the current year is different from that which would be obtained by applying the statutory federal income tax rate to income before income taxes. The significant items causing this difference for the years ended December 31, 2017, 2016 and 2015 were as follows:

(In Thousands)	December 31, 2017			December 31, 2016			December 31, 2015
Description	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate	Amount	Tax Effect @ 35%	Effective Tax Rate
Net Income Before Taxes	$191,923	$67,173	28.9%	$195,368	$68,378	15.0%	$278,305	$97,407	25.1%
Pre-tax Capital Gains—Pre IMR	40,259	14,091	6.1%	261,723	91,603	20.0%	109,454	38,309	9.9%
Dividends Received Deduction		(25,309)	(10.9)%		(10,581)	(2.3)%		(23,864)	(6.2)%
Tax Credits		—	—%		(764)	(0.2)%		(2,594)	(0.7)%
Non-deductible Expenses		61	—%		59	—%		99	0.1%
Prior Period Adjustment		—	—%		(9,750)	(0.3)%		—	—%
Reversal of IMR		(8,981)	(3.9)%		1,209	0.3%		(5,939)	(1.5)%
Change in Non-admitted assets		881	0.4%		(1,540)	(0.3)%		1,283	0.3%
Prior Year Over/Under Accrual		(8,058)	(3.5)%		(1,201)	(2.1)%		(301)	(0.1)%
Deferred Tax Adjustment for Rate Change		83,440	35.9%		—	—%		—	—%
Non-consolidated Wholly Owned Subsidiaries		(91,695)	(39.5)%		(57,572)	(12.6)%		—	—%
Other		117	0.2%		(376)	(0.1)%		110	0.1%

Total Statutory Income Taxes		$31,720	13.7%		$79,465	17.4%		$104,510	27.0%

Federal Income Taxes Incurred		$(57,356)	(24.7)%		$20,373	4.5%		$3,370	0.9%
Change in Net Deferred Income Taxes		89,076	38.4%		59,092	12.9%		101,140	26.1%

Total Statutory Income Taxes		$31,720	13.7%		$79,465	17.4%		$104,510	27.0%

At December 31, 2017, the Company had $212.3 million of net operating loss carryforward if not utilized will expire 2032. At December 31, 2017, the Company had no capital loss carryforward. At December 31, 2017, the Company had $21.0 million of foreign tax credit carryforward, which will expire if not utilized, by 2019. At December 31, 2017, the Company has $13.4 million of LIHTC carryforward, which will begin to expire, if not utilized, by 2030. At December 31, 2017, the Company had $1.6 million minimum tax credit carryforward which due to the Act will be refunded starting 2018.

The Company has no deposits admitted under Section 6603 of the Internal Revenue code.

Tax years prior to 2013 are closed for audit or examination under the applicable statute of limitations. On August 8, 2017 the Internal Revenue Service (the “IRS”) held open conference for tax years 2014 and 2015. The audit is ongoing and the Company has received information requests for those tax years. The Company does not believe it has any uncertain tax positions for its federal income tax return that would be material to its financial condition, results of operations, or cash flows. Therefore, the Company did not record a liability for unrecognized tax benefits (“UTBs”) as of December 31, 2017 and 2016. As of December 31, 2017, there were no positions for which management believes it is reasonably possible that the total amounts of tax contingencies will significantly increase within 12 months of the reporting date.

The Company recognizes interest accrued related to UTBs in income tax expense. The Company had no accrued interest balance as of December 31, 2017 and December 31, 2016. The Company recognized no gross interest benefit related to UTBs during the years ended December 31, 2017, 2016 and 2015. The Company has not accrued any penalties related to UTBs.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The Company will file a consolidated federal income tax return for the December 31, 2017 tax year with its wholly-owned subsidiaries, DLNY and Delaware Life Reinsurance (U.S.) II Corp., and will continue to do so in future tax years under Internal Revenue Code Section 1504(c)(1). A formal tax allocation agreement has been implemented, and the allocation is based upon separate return calculations with current credit (benefit) given for losses and tax attributes that are utilized by the consolidated group. Intercompany tax balances are settled on a quarterly basis and a final true up is made after the filing of the federal income tax return, as prescribed by the terms of the agreement.

15.	CAPITAL STOCK AND SURPLUS AND DIVIDEND RESTRICTIONS

The Company is authorized to issue 10,000 shares of common stock with a par value of $1,000 per share; 6,437 shares of common stock are issued and outstanding. The Company is not authorized to issue preferred stock.

The Company’s ability to pay dividends is subject to certain statutory restrictions. The State of Delaware has enacted laws governing the payment of dividends to stockholders by domestic insurers. Pursuant to Delaware’s statute, the maximum amount of dividends and other distributions that a domestic insurer may pay in any twelve-month period without the prior approval of the Delaware Commissioner of Insurance is limited to the greater of: (i) 10% of its statutory surplus as of the preceding December 31; or (ii) the Company’s statutory net gain from operations for the preceding calendar year. Any dividends to be paid by an insurer, whether or not in excess of the aforementioned threshold, from a source other than statutory surplus would also require the prior approval of the Commissioner. In connection with the Sale Transaction on August 2, 2013, any portion of a dividend which would cause the Company’s total adjusted capital as of the most recent calendar quarter end to fall below 300% of Company Action Level NAIC Risk-Based Capital as of such calendar quarter end, after taking into account the payment of such dividend, requires the prior approval of the Department.

In October 2017 and April 2017, the Company paid an ordinary dividend $100.0 million and $135.4 million, respectively, to the Parent. In March 2016, the Company paid a $200.0 million dividend to the Parent, of which $169.5 million was ordinary and $30.5 million extraordinary. In September 2016, the Company paid a $100.0 million extraordinary dividend to the Parent. In September 2015, the Company paid an ordinary dividend of $75.0 million to the Parent. In November 2015, the Company paid a dividend of $36.5 million to the Parent, of which $21.1 million was ordinary and $15.4 million extraordinary. In March 2015, the Company paid an ordinary dividend of $200.0 million to the Parent.

Risk-Based Capital

Life and health insurance companies are subject to certain Risk-Based Capital (“RBC”) requirements as specified by the NAIC. The RBC requirements provide a method for measuring the minimum acceptable amount of adjusted capital that a life insurer should have, as determined under statutory accounting principles, taking into account the risk characteristics of its investments and products. The Company exceeded the minimum RBC requirements at December 31, 2017 and 2016.

16.	COMMITMENTS AND CONTINGENT LIABILITIES

Contingent Commitments

The Company had unfunded commitments for limited partnership investments of $121.3 million and $25.2 million as of December 31, 2017 and December 31, 2016, respectively.

Regulatory and Industry Developments

Under insurance guaranty fund laws in each state, the District of Columbia and Puerto Rico, insurers licensed to do business can be assessed by state insurance guaranty associations for certain obligations of insolvent insurance companies to policyholders and claimants. Most of these laws provide, however, that an assessment may be

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

excused or deferred if it would threaten an insurer’s solvency and further provide annual limits on such assessments. Part of the assessments paid by the Company pursuant to these laws may be used as credits for a portion of the associated premium taxes.

Various insolvencies reported by the National Organization of Life and Health Insurance Guaranty Associations will result in retrospective, premium-based guaranty fund assessments against the Company. Based on the best information available, the Company has recorded an accrued liability of $3.2 million and $3.5 million for guaranty fund assessments as of December 31, 2017 and 2016, respectively. The Company does not know the period over which the guaranty fund assessments may be paid.

As of December 31, 2017 and 2016, the Company did not have any guaranty fund liabilities or assets related to assessments form insolvencies of entities that wrote long-term care contracts.

The Company has not established any asset for premium tax credits or policy surcharges as their recoveries are not estimable.

Litigation, Income Taxes, and Other Matters

In Revenue Ruling 2007-61, issued on September 25, 2007, the IRS announced its intention to issue regulations with respect to certain computational aspects of the dividends received deduction (the “DRD”) on separate account assets held in connection with variable annuity contracts. Revenue Ruling 2007-61 suspended Revenue Ruling 2007-54, issued on August 16, 2007, that purported to change accepted industry and IRS interpretations of the statutes governing computational questions impacting the DRD. On May 30, 2010, the IRS issued an Industry Director Directive which made clear that IRS interpretations prior to Revenue Ruling 2007-54 should be followed until new regulations are issued.

On February 4, 2014, the IRS issued Revenue Ruling 2014-7, 2014-9 I.R.B. 539, which stated that Revenue Ruling 2007-54 is thereby modified and superseded, and that Revenue Ruling 2007-61 is obsolete. Accordingly, the required interest holding, which was used in calculation of the Company’s share of DRD, is no longer a published position of the IRS and is viewed as effectively being revoked. Priority Guidance Plans released subsequent to the publication of Revenue Ruling 2014-7 do not include a project concerning the determination of the Company’s share under Section 812 of the Internal Revenue Code (“IRC”). On December 22, 2017, the Tax Cuts and Jobs Act (“2017 Act”) was passed introducing a broad range of tax reform changes including resolution to the company share percentage issue. The 2017 Act replaces the prior law calculation of the Company’s share and policyholders’ share with fixed percentage of 70% and 30%, respectively. This provision is effective for tax years beginning after December 31, 2017. For the years ended March 31, 2018 and 2017, the Company’s financial statements reflect benefits of $11.7 million and $10.1 million, respectively, related to the separate account DRD.

The Company is not aware of any contingent liabilities arising from litigation or other matters that could have a material effect upon the financial condition, results of operations, or cash flows of the Company.

Indemnities

In the normal course of its business, the Company has entered into agreements that include indemnities in favor of third parties, such as contracts with advisors and consultants, outsourcing agreements, underwriting and agency agreements, information technology agreements, distribution agreements, and service agreements. The Company has also agreed to indemnify its directors, officers and employees in accordance with the Company’s by-laws. The Company believes any potential liability under these agreements is neither probable nor estimable. Therefore, the Company has not recorded any associated liability.

Pursuant to the terms of the Sale Transaction, the acquired companies, including the Company and DLNY, and their respective affiliates are indemnified from and against (i) breach of customary representations, warranties and covenants of SLF and (ii) other specified matters, including losses arising from pending or threatened litigation as of

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

the closing of the Sale Transaction (August 2, 2013), certain excluded assets that were transferred from the acquired companies to SLF’s affiliates at or prior to closing of the Sale Transaction, including the group insurance business previously conducted by DLNY, certain environmental liabilities, and certain liabilities arising under unclaimed property laws.

Pledged or Restricted Assets

The following assets were restricted at December 31, 2017 and reported in the current financial statements:

•	Collateral posted under repurchase agreements which was reported as bonds and preferred stocks.

•	Cash collateral posted under reverse repurchase agreements which was reported as cash equivalents.

•	Certain Federal Home Loan Bank (“FHLB”) capital stock.

•	Certain bonds on deposit with governmental authorities as required by law.

•	Certain cash deposits held in a mortgage escrow account (see “Other restricted assets” below).

•	Derivative cash collateral which was reported as cash equivalents (see “Assets pledged as collateral not captured in other categories” below).

•	Certain cash collateral for brokerage margin.

The following were restricted assets (including pledged assets):

(In Thousands)			Current Year							Percentage
Restricted Asset Category	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Non Admitted Restricted	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets

Subject to Repurchase Agreements	$25,000	$—	$—	$—	$25,000	$217,776	$(192,776)	$—	$25,000	0.07%	0.07%
Subject to Reverse Repurchase Agreements	504,928	—	—	—	504,928	538,896	(33,968)	—	504,928	1.36%	1.36%
FHLB Capital Stock	16,425	—	—	—	16,425	16,425	—	—	16,425	0.04%	0.04%
On Deposit with States	5,191	—	—	—	5,191	5,005	186	—	5,191	0.01%	0.01%
Pledged as Collateral to FHLB (Including Securities and Commercial Mortgage Loans)	463,248	—	—	—	463,248	512,000	(48,752)	—	463,248	1.24%	1.25%
Pledged as Collateral Not Captured (Including Assets Backing Funding Agreements)	116,964	—	—	—	116,964	104,934	12,030	—	116,964	0.31%	0.31%
Other Restricted Assets	302,966	—	—	—	302,966	407,389	(104,423)	—	302,966	0.81%	0.81%

Total Restricted Assets	$1,434,722	$—	$—	$—	$1,434,722	$1,802,425	$(367,703)	$—	$1,434,722	3.84%	3.85%

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

The following were assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets

Derivative Collateral	116,964	—	—	—	116,964	104,934	12,030	116,964	0.31%	0.31%

Total	$116,964	$—	$—	$—	$116,964	$104,934	$12,030	$116,964	0.31%	0.31%

The following were other restricted assets pledged as collateral in other categories (contracts that share similar characteristics, such as reinsurance and derivatives, are reported in the aggregate):

	Gross Restricted
(In Thousands)	Current Year								Percentage
Description of Assets	Total General Account (G/A)	G/A Supporting S/A Activity	Total Separate Account (S/A) Restricted Assets	S/A Assets Supporting G/A Activity	Total	Total From Prior Year	Increase/ (Decrease)	Total Current Year Admitted Restricted	Gross Restricted Total Assets	Admitted Restricted to Total Admitted Assets

Mortgage Escrow	$3,213	$—	$—	$—	$3,213	$3,492	$(279)	$3,213	0.01%	0.01%
Restricted Cash—Tax Escrow	11,280	—	—	—	11,280	—	11,280	11,280	0.03%	0.03%
Restricted Cash—Brokerage Margin	288,473	—	—	—	288,473	403,897	(115,424)	288,473	0.77%	0.77%

Total	$302,966	$—	$—	$—	$302,966	$407,389	$(104,423)	$302,966	0.81%	0.81%

Lease Commitments

Effective September 24, 2014, the Company entered into a lease agreement for its Massachusetts office. On February 19, 2016, the original lease agreement was amended to add additional space. The lease, as amended, expires on April 30, 2023. Rental expenses for 2017, 2016 and 2015 were $2.3 million, $1.7 million and $0.9 million, respectively, under this lease.

The Company previously held a lease for its former Massachusetts office, which expired on November 30, 2015. The Company did not incur rental expense related to this agreement in 2017 or 2016. Rental expenses for 2015 were $2.1 million under this lease.

Effective January 22, 2014, the Company entered into a lease agreement for its Indiana office. This lease expires on December 31, 2024. Rental expenses for 2017, 2016 and 2015 were $0.2 million, $0.2 million and $0.2 million, respectively, under this lease.

Effective July 27, 2016, the Company entered into a sublease agreement for additional space for its Indiana office, with this sublease expiring on November 30, 2026. Rental expenses for 2017 and 2016 were $0.4 and $0.2 million, respectively, under this sublease.

Effective February 26, 2016, the Company entered into a sublease agreement for its Chicago office. This sublease expires on August 31, 2019. Rental expenses for 2017 and 2016 were $0.3 million and $0.2 million, respectively, under this sublease. These rental expenses are reimbursed by CSPC under the services agreement.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

a. At January 1, 2018, future minimum aggregate rental commitments were as follows:

Year Ending December 31,	(In Thousands) Operating Leases
2018	$3,030
2019	2,959
2020	2,836
2021	2,709
2022	1,174

Aggregate Total All Future Years	$2,988

17.	DEBT

On December 12, 2014, the Company entered into a $350.0 million revolving credit facility (the “Facility”) with Societe Generale, which was amended effective December 29, 2017 to a $200.0 million revolving credit facility. Borrowings under the Facility may be used for general corporate purposes. Borrowings bear interest at LIBOR + 115 basis points, with a commitment fee of 48 basis points for any unused portion of the Facility, and the Facility has a 270 days rolling margin commitment. The Facility is secured by certain securities held in an account established for this purpose, and borrowings are limited to a specified percentage of the value of the securities in this account. The total commitment fees paid in 2017, 2016 and 2015 were approximately $1.7 million, $1.5 million and $1.7 million, respectively, and the total interest paid under the Facility in 2016 and 2015 was approximately $200 thousand and $27 thousand, respectively. At December 31, 2015, there was $25.0 million outstanding under the Facility which was paid in full on July 8, 2016. The Company was required to maintain a collateral security deposit with the lender. Upon repayment of the borrowed money on July 8, 2016, all collateral was returned.    At December 31, 2017 and 2016, there was no amount outstanding under the Facility.

18.	FEDERAL HOME LOAN BANK

The Company is a member of the FHLB of Indianapolis. Through its membership, the Company utilizes funding agreements obtained from the FHLB. The Company manages these funds in an investment spread strategy, consistent with its other investment spread operations. Accordingly, the Company considers these funds policyholder liabilities. It is not part of the Company’s strategy to utilize these fund for operations, and any funds obtained from the FHLB for use in the Company’s general operations would be accounted for as borrowed money. As of December 31, 2017 and 2016 there was $365.0 million outstanding to the FHLB.

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

FHLB Capital Stock

Aggregate Totals

		General	Separate
Year Ended 2017 (In Thousands)	Total	Account	Accounts
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,471	2,471	—
Activity Stock	13,954	13,954	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$366,408	XXX	XXX
Year Ended 2016 (In Thousands)
Membership Stock – Class A	$—	$—	$—
Membership Stock – Class B	2,218	2,218	—
Activity Stock	14,207	14,207	—
Excess Stock	—	—	—

Aggregate Total	$16,425	$16,425	$—

Actual or Estimated Borrowing Capacity as Determined by the Insurer	$383,567	XXX	XXX

Membership Stock (Class A and B) Eligible for Redemption

(In Thousands)
Membership stock	Current Year Total	Not Eligible for Redemption	Less Than 6 Months	6 months to Less Than 1 Year	1 to Less Than 3 Years	3 to 5 Years
Class A	$—	$—	$—	$—	$—	$—
Class B	16,425	16,425	—	—	—	—

Collateral Pledged to FHLB

Amount Pledged as of Reporting Date

(In Thousands)	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Total Collateral Pledged	$380,510	$366,317	$365,000
Current Year Separate Accounts Total Collateral Pledged	98,114	96,931	—

Current Year Total General and Separate Accounts Total Collateral Pledged	$478,624	$463,248	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$528,216	$512,000	$365,000

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

Maximum Amount Pledged During Reporting Period

(In Thousands)
	Fair Value	Carrying Value	Aggregate Total Borrowing
Current Year General Account Maximum Collateral Pledged	$406,971	$388,519	$365,000
Current Year Separate Accounts Maximum Collateral Pledged	121,162	119,467	—

Current Year Total General and Separate Accounts Maximum Collateral Pledged	$528,133	$507,986	$365,000

Prior Year End Total General and Separate Accounts Total Collateral Pledged	$564,071	$549,377	$365,000

Borrowing from FHLB

Amount as of Reporting Date

Current Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	312,552
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$312,552

Prior Year (In Thousands)	Total	General Account	Separate Accounts	Funding Agreements Reserves Established
Debt	$—	$—	$—	XXX
Funding Agreements	365,000	365,000	—	304,939
Other	—	—	—	XXX

Aggregate Total	$365,000	$365,000	$—	$304,939

Maximum Amount during Reporting Period (Current Year)

(In Thousands)	Total	General Account	Separate Accounts
Debt	$—	$—	$—
Funding Agreements	365,000	365,000	—
Other	—	—	—

Aggregate Total	$365,000	$365,000	$—

DELAWARE LIFE INSURANCE COMPANY

(A Wholly-Owned Subsidiary of Group One Thousand One, LLC)

NOTES TO STATUTORY FINANCIAL STATEMENTS

AS OF DECEMBER 31, 2017 AND 2016 AND FOR THE YEARS ENDED DECEMBER 31, 2017, 2016 AND 2015

FHLB – Prepayment Obligations

Does the Company have prepayment Obligations under the following arrangements (YES/NO)
Debt	YES
Funding Agreements	YES
Other	NO

19.	SUBSEQUENT EVENTS

On April 4, 2018 the Company paid an ordinary dividend of $157.4 million to the Parent.

It is anticipated that certain provisions of the Act will have a significant impact on the Company in 2018 and subsequent years.

The Act increased the capitalization percentage and amortization period under Internal Revenue Code Section 848. Generally, this provision will result in an increase in taxable income and gross deferred tax assets as well as modifications to the net operating loss (“NOL”) provision. As modified, net operating losses of life insurance and non-insurance companies cannot be carried back. Indefinite carryforward is allowed, however, the NOL deduction is limited to 80% future year taxable income before the NOL deduction. This provision may result in a greater number of years to absorb future NOLs.

The Company is not aware of any other events that occurred subsequent to December 31, 2017 having a material effect on the financial statements. The Company has evaluated events that occurred from January 1, 2018 to June 25, 2018, the date the financial statements were available to be issued.

PART C

OTHER INFORMATION

Item 24. FINANCIAL STATEMENTS AND EXHIBITS

(a)	The following Financial Statements are included in the Registration Statement:

A.	Condensed Financial Information—Accumulation Unit Values (Part A)

B.	Financial Statements of the Depositor (Part B)

	1.	Independent Auditors’ Reports;

	2.	Statutory-Basis Statements of Admitted Assets, Liabilities, and Capital Stock and Surplus as of December 31, 2017 and 2016;

	3.	Statutory-Basis Statements of Operations for the Years Ended December 31, 2017, 2016 and 2015;

	4.	Statutory-Basis Statements of Changes in Capital Stock and Surplus for the Years Ended December 31, 2017, 2016 and 2015;

	5.	Statutory-Basis Statements of Cash Flows for the Years Ended December 31, 2017, 2016 and 2015; and

	6.	Notes to Statutory-Basis Financial Statements.

C.	Financial Statements of the Registrant (Part B)

	1.	Report of Independent Registered Public Accounting Firm;

	2.	Statement of Assets and Liabilities, December 31, 2017;

	3.	Statement of Operations, Year Ended December 31, 2017;

	4.	Statements of Changes in Net Assets, Years Ended December 31, 2017 and December 31, 2016; and

	5.	Notes to Financial Statements.

(b)	The following Exhibits are incorporated in the Registration Statement by reference unless otherwise indicated:

(1)	Resolution of Board of Directors of the Depositor dated December 3, 1985 authorizing the establishment of the Registrant (Incorporated herein by reference to the Registration Statement on Form N-4, File No. 333-37907, filed on October 14, 1997);

(2)	Not Applicable;

(3)(a)	Distribution Agreement between the depositor, Massachusetts Financial Services Company and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(b)(i)	Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009);

(3)(b)(ii)	Amendment No. 1 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 16 to the Registration Statement on Form N-4, File No. 333-83364, filed on or about April 28, 2009);

(3)(b)(iii)	Amendment No. 2 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010);

(3)(b)(iv)	Amendment No. 3 to Principal Underwriter’s Agreement by and between Sun Life Assurance Company of Canada (U.S.) and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 12 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-100829, filed on April 27, 2010);

(3)(c)(i)	Sales Operations and General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(ii)	Broker-Dealer Supervisory and Service Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(3)(c)(iii)	General Agent Agreement (Incorporated herein by reference to Pre-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-37907, filed on January 16, 1998);

(4)(a)(i)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Regatta Gold);*

(4)(a)(ii)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Regatta Platinum) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 033-41628, filed on March 2, 1998);

(4)(b)(i)	Certificate to be issued in connection with Contract filed as Exhibit 4(a)(i);*

(4)(b)(ii)	Certificate (Regatta Platinum) to be issued in connection with Contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 033-41628, filed on March 2, 1998);

(5)(a)(i)	Application to be used with the annuity contract filed as Exhibit 4(a)(i) (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 28, 1998);

(5)(a)(ii)	Application to be used with the annuity contract filed as Exhibit 4(a)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File No. 033-41628, filed on March 2, 1998);

(5)(b)(i)	Application to be used with the Certificate filed as Exhibit 4(b)(i) (Incorporated herein be reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 033-41628, filed on April 28, 1998);

(5)(b)(ii)	Application to be used with the Certificate filed as Exhibit 4(b)(ii) (Incorporated herein by reference to Post-Effective Amendment No. 9 to the Registration Statement on Form N-4, File 033-41628, filed on March 2, 1998);

(6)(a)	Certificate of Incorporation of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(6)(b)	By-Laws of the Depositor (Incorporated herein by reference to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, filed on August 11, 2014);

(7)	Not Applicable;

(8)(a)	Participation Agreement by and between The Alger American Fund, Sun Life Assurance Company of Canada, and Fred Alger and Company, Incorporated (Incorporated herein by reference to Post Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed April 23, 1999);

(8)(b)	Participation Agreement dated February 17, 1998 by and between Goldman Sachs Variable, Insurance Trust, Goldman Sachs & Co. and Sun Life Assurance Company of Canada (Incorporated herein by reference to Post-Effective Amendment No. 13 to the Registration Statement on Form N-4, File No. 033-41628, filed April 23, 1999);

(8)(c)	Participation Agreement dated April 24, 2009, by and among Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, JPMorgan Insurance Trust, JPMorgan Investment Advisors Inc., J. P. Morgan Investment Management Inc., and, JPMorgan Funds Management, Inc. (Incorporated herein by reference to Pre-Effective Amendment No. 1 the Registration Statement on Form N-4, File No. 333-173301, filed on June 8, 2011);

(8)(d)	Amended and Restated Participation Agreement dated September 1, 2004 by and among Sun Life Assurance Company of Canada (U.S.), Variable Insurance Products Funds, and Fidelity Distributors Corporation. (Incorporated herein by reference to Post-Effective Amendment No. 8 to the Registration Statement of on Form N-4, File No. 333-83516, filed on April 26, 2005);

(8)(e)	Participation Agreement dated May 1, 2001 by and among Sun Life Assurance Company of Canada (U.S.), the Depositor, Alliance Capital Management L.P., and Alliance Fund Distributors, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 7 to the Registration Statement on Form N-4, File No. 333-82957, filed July 27, 2001);

(8)(f)	Participation Agreement dated February 17, 1998 by and among Sun Life Assurance Company of Canada, AIM Variable Insurance Funds, Inc., AIM Distributors, Inc., and Clarendon Insurance Agency, Inc. (Incorporated herein by reference to Post-Effective Amendment No. 1 to the Registration Statement on Form N-4, File No. 333-82957, filed February 3, 2000);

(8)(g)	Participation Agreement, dated December 10, 2012, by and among MFS Variable Insurance Trusts I, II and III, Sun Life Assurance Company of Canada (U.S.), Sun Life Insurance and Annuity Company of New York, and Massachusetts Financial Services Company (Incorporated herein by reference to Post-Effective Amendment No. 24 to the Registration Statement of Delaware Life Variable Account G on Form N-6, File No. 333-65048, filed on December 10, 2012);

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use;*

(10)(a)	Consent of Independent Registered Public Accounting Firm;*

(10)(b)	Representation of Counsel Pursuant to Rule 485(b);*

(11)	Not Applicable;

(12)	Not Applicable;

(13)	Schedule for Computation of Performance Quotations (Incorporated herein by reference to Post-Effective Amendment No. 10 to the Registration Statement of the Registrant on Form N-4, File No. 033-41628, filed on April 29, 1998);

(14)(a)	Powers of Attorney;*

(14)(b)	Resolution of the Board of Directors of the depositor dated April 25, 2018, authorizing the use of powers of attorney for Officer signatures (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-4, File No. 333-83516, filed on June 26, 2018);

(15)	Organizational Chart (Incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-4, File No. 333-83516, filed on June 26, 2018);

(16)	Master Services Agreement by and between Sun Life Assurance Company of Canada (U.S.) and se2, Inc., dated December 1, 2013 (Incorporated herein by reference to Post-Effective Amendment No. 15 to the Registration Statement of Delaware Life Variable Account I on Form N-6, File No. 333-143354, filed on April 29, 2015).

*	Filed herewith.

Item 25. DIRECTORS AND OFFICERS OF THE DEPOSITOR

Name and Principal Business Address	Positions and Offices With Depositor

Dennis A. Cullen 811 Turnberry Lane Northbrook, IL 60062	Director

David E. Sams, Jr. Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chairman and Director

Daniel J. Towriss Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Executive Officer and President and Director

Michael S. Bloom Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and General Counsel and Secretary

Andrew F. Kenney Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Investment Officer

Michael K. Moran Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President and Chief Accounting Officer and Treasurer

James D. Purvis Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Chief Operating Officer

Robert S. Sabatino Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Information Technology and Operations

Michelle B. Wilcon Delaware Life Insurance Company 1601 Trapelo Road, Suite 30 Waltham, MA 02451	Senior Vice President, Human Resources

Item 26. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH THE DEPOSITOR OR REGISTRANT

No person is directly or indirectly controlled by the Registrant. The Registrant is a separate account of the Depositor, Delaware Life Insurance Company, which is a wholly-owned subsidiary of Group One Thousand One, LLC.

The organization chart of the Depositor and Registrant is incorporated by reference to Post-Effective Amendment No. 55 to the Registration Statement on Form N-4, File No. 333-83516, filed June 26, 2018.

None of the companies listed in such Exhibit 15 is a subsidiary of the Registrant, therefore the only financial statements being filed are those of Delaware Life Insurance Company.

Item 27. NUMBER OF CONTRACT OWNERS

As of April 1, 2018, there were 7,998 qualified and 14,524 non-qualified contract owners.

Item 28. INDEMNIFICATION

Pursuant to Section 145 of the Delaware Corporation Law, Article 8 of the By-laws of Delaware Life Insurance Company (a copy of which was filed as Exhibit (6)(b) to Post-Effective Amendment No. 51 to the Registration Statement on Form N-4, File No. 333-83516, on August 11, 2014), provides for the indemnification of directors, officers and employees of Delaware Life Insurance Company. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of Delaware Life Insurance Company pursuant to the certificate of incorporation, by-laws, or otherwise, Delaware Life Insurance Company has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Delaware Life Insurance Company of expenses incurred or paid by a director, officer, controlling person of Delaware Life Insurance Company in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, Delaware Life Insurance Company will submit to a court of appropriate jurisdiction the question whether such indemnification by them is against public policy as expressed in the Act, unless in the opinion of their counsel the matter has been settled by controlling precedent, and will be governed by the final adjudication of such issue.

Item 29. PRINCIPAL UNDERWRITERS

(a) Clarendon Insurance Agency, Inc., a wholly-owned subsidiary of Delaware Life Insurance Company, acts as general distributor for the Registrant, Delaware Life Variable Accounts C, D, E, G, I, K and L, Keyport Variable Account A, KMA Variable Account,

Keyport Variable Account I, KBL Variable Account A, KBL Variable Annuity Account and Delaware Life NY Variable Accounts A, B, C, D, J and N.

(b)	Name and Principal Business Address*	Position and Offices with Underwriter
	Thomas G. Seitz	President and Director
	Michael K. Moran	Financial Operations Principal and Treasurer and Director
	Michael S. Bloom	Secretary and Director
	Christopher J. Vellante	Chief Compliance Officer

*	The principal business address of all directors and officers of the principal underwriter is 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451.

(c) Inapplicable.

Item 30. LOCATION OF ACCOUNTS AND RECORDS

Accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules promulgated thereunder are maintained by Delaware Life Insurance Company, in whole or in part, at its executive office at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, at the offices of Clarendon Insurance Agency, Inc. at 1601 Trapelo Road, Suite 30, Waltham, Massachusetts 02451, or at the offices of se2, llc at 5801 SW 6th Avenue, Topeka, Kansas 66606-0001.

Item 31. MANAGEMENT SERVICES

Not Applicable.

Item 32. UNDERTAKINGS

The Registrant hereby undertakes:

(a)	To file a post-effective amendment to this Registration Statement as frequently as is necessary to ensure that the audited financial statements in the Registration Statement are never more than 16 months old for so long as payments under the variable annuity Contracts may be accepted;

(b)	To include either (1) as part of any application to purchase a Contract offered by the prospectus, a space that an Applicant can check to request a Statement of Additional Information, or (2) a post card or similar written communication affixed to or included in the prospectus that the Applicant can remove to send for a Statement of Additional Information;

(c)	To deliver any Statement of Additional Information and any financial statements required to be made available under SEC Form N-4 promptly upon written or oral request.

(d)	Representation with respect to Section 26(f)(2)(A) of the Investment Company Act of 1940: Delaware Life Insurance Company represents that the fees and charges deducted under the Contracts, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by the insurance company. The Registrant is relying on the no-action letter issued by the Division of Investment Management of the Securities and Exchange Commission to American Council of Life Insurance, Ref. No. IP-6-88, dated November 28, 1988, the requirements for which have been complied with by the Registrant.

SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all of the requirements of Securities Act Rule 485(b) for effectiveness of this Post-Effective Amendment to the Registration Statement and has caused this Post-Effective Amendment to the Registration Statement to be signed on its behalf, in the City of Waltham, and Commonwealth of Massachusetts on this 26th day of June, 2018.

DELAWARE LIFE VARIABLE ACCOUNT F
(Registrant)

DELAWARE LIFE INSURANCE COMPANY
(Depositor)

By:	/s/ Daniel J. Towriss *
Daniel J. Towriss Chief Executive Officer and President

*By:	/s/ Kenneth N. Crowley
Kenneth N. Crowley Assistant Vice President and Senior Counsel

As required by the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities with the Depositor, Delaware Life Insurance Company, and on the dates indicated.

SIGNATURE	TITLE	DATE

/s/ Daniel J. Towriss* Daniel J. Towriss	Chief Executive Officer and President and Director (Principal Executive Officer)	June 26, 2018

/s/ Michael K. Moran* Michael K. Moran	Senior Vice President and Chief Accounting Officer and Treasurer (Principal Financial Officer and Principal Accounting Officer)	June 26, 2018

*By: /s/ Kenneth N. Crowley Kenneth N. Crowley	Attorney-in-Fact for: Dennis A. Cullen, Director David E. Sams, Jr., Director	June 26, 2018

*	Kenneth N. Crowley has signed this document on the indicated date on behalf of the above Directors for the Depositor pursuant to powers of attorney duly executed by such persons and a resolution of the Board of Directors authorizing use of powers of attorney for Officer signatures. Resolution of the Board of Directors is incorporated herein by reference to Post-Effective Amendment No. 5 to the Registration Statement on Form N-4, File No. 333-83516, filed on or about June 26, 2018. Powers of attorney are included herein as Exhibit 14(a).

Exhibits

(4)(a)(i)	Flexible Payment Combination Fixed/Variable Group Annuity Contract (Regatta Gold)

(4)(b)(i)	Certificate to be issued in connection with Contract filed as Exhibit 4(a)(i)

(9)	Opinion of Counsel as to the legality of the securities being registered and Consent to its use

(10)(a)	Consent of Independent Registered Public Accounting Firm

(10)(b)	Representation of Counsel pursuant to Rule 485(b)

(14)(a)	Powers of Attorney